File No. 2-86008
                                                                        811-3828


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

         Pre-Effective Amendment No. __                                      |_|


         Post-Effective Amendment No.  35                                    |X|


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|


         Amendment No.  34                                                   |X|


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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

--------------------------------------------------------------------------------

                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

     It  is  proposed  that  this  filing  will  become   effective  (check  the
appropriate box).

|_|  immediately upon filing pursuant to paragraph (b)     |_|  on (date) pursuant to paragraph (a)(1)


|X|  on May 28, 1999 pursuant to paragraph (b)             |_|  60 days after filing pursuant to paragraph (a)(1)


|_|  75 days after filing pursuant to paragraph (a)(2)     |_|  on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       SELIGMAN
-------------------------------
                MUNICIPAL FUNDS

        SELIGMAN MUNICIPAL FUND
                   SERIES, INC.

             SELIGMAN MUNICIPAL
                   SERIES TRUST

            SELIGMAN NEW JERSEY
           MUNICIPAL FUND, INC.

          SELIGMAN PENNSYLVANIA
          MUNICIPAL FUND SERIES


The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.


MUNI-1 6/99


                                [GRAPHIC OMITTED]

                                   PROSPECTUS


                                  JUNE 1, 1999


                                     Seeking

                                     Income

                                   Exempt From

                                     Regular

                                   Income Tax

                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

Table of Contents

The Funds


A discussion of the investment strategies, risks, performance and expenses of the Funds.


    Overview of the Funds    1

    National Fund    4

    California High-Yield Fund    6

    California Quality Fund    8

    Colorado Fund    10

    Florida Fund    12

    Georgia Fund    14

    Louisiana Fund    16

    Maryland Fund    18

    Massachusetts Fund    20

    Michigan Fund    22

    Minnesota Fund    24

    Missouri Fund    26

    New Jersey Fund    28

    New York Fund    30

    North Carolina Fund    32

    Ohio Fund    34

    Oregon Fund    36

    Pennsylvania Fund    38

    South Carolina Fund    40

    Management of the Funds    42


    Year 2000    43


Shareholder Information

    Deciding Which Class of Shares
      to Buy    44


    Pricing of Fund Shares    46

    Opening Your Account    46

    How to Buy Additional Shares   47

    How to Exchange Shares Among
      the Seligman Mutual Funds    47

    How to Sell Shares    48

    Important Policies That May Affect
      Your Account    49

    Dividends and Capital Gain
      Distributions    50

    Taxes    50

Financial Highlights    51

How to Contact Us    inside back cover


For More Information    back cover

TIMES CHANGE ... VALUES ENDURE

The Funds

OVERVIEW OF THE FUNDS

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series offers the following 13 series:

National Fund            Massachusetts Fund        New York Fund
Colorado Fund            Michigan Fund             Ohio Fund
Georgia Fund             Minnesota Fund            Oregon Fund
Louisiana Fund           Missouri Fund             South Carolina Fund
Maryland Fund

Seligman Municipal Series Trust offers the following four series:

California High-Yield Fund                         Florida Fund
California Quality Fund                            North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

Each Fund has its own objectives, strategies and risks. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no assurance that the Funds will meet their objectives.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal bonds are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategy before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

--------------------------------------------------------------------------------
Alternative Minimum Tax (AMT):

A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.
--------------------------------------------------------------------------------

The Funds (except the California High-Yield Fund) will purchase only investment grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.


PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the credit worthiness of the Fund's portfolio holdings.

Interest rate risk. Changes in market interest rates will affect the value of a Fund's investment portfolio. In general, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the municipal securities held in its portfolio. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, the Fund's net asset value per share should rise.

Additionally, longer maturity bonds (like those held by the Funds) are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

Declining interest rates increase the risk that portfolio holdings which contain call features could be redeemed by the issuer. Proceeds of called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to the extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in the portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund and will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Class Cis a new class of shares, effective June 1, 1999, so no performance information is available. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Fund's Class A and Class D shares due to their different fees and expenses.


FEES AND EXPENSES

The fee and expense table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

                    Discussions of each Fund begin on page 4.

NATIONAL FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The National Fund uses the following strategies to pursue its objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, and the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The National Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

NATIONAL FUND


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.82
                       90                 5.82
                       91                11.47
                       92                 7.88
                       93                14.10
                       94                -9.95
                       95                20.10
                       96                 3.33
                       97                10.38
                       98                 5.67

Best calendar quarter return: 8.25% - quarter ended 3/31/95

Worst calendar return: -8.20% - quarter ended 3/31/94


Class A annual total return for the quater ended 3/31/99: 0.55%



--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.61%       4.41%       7.07%        --
Class D                              3.60         n/a         n/a       4.27%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22       6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .   4.75%(1)    1%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)     1%      1%

Annual Fund Operating
Expenses for Fiscal 1998
------------------------
(as a percentage of average net assets)

Management Fees ........................    .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees .................    .09%    1.00%    1.00%
Other Expenses .........................    .21%     .21%     .21%
                                           ----     ----     ----
Total Annual Fund Operating Expenses ...    .80%    1.71%    1.71%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  553        $  718        $  898        $1,418
Class C                            372           633         1,019         2,099
Class D                            274           539           928         2,019


If you did not sell your shares at the end of each period, your expenses would be:


                                    1 Year      3 Years     5 Years     10 Years
                                    ------      ------      ------      --------
Class A                         $  553        $  718        $  898        $1,418
Class C                            272           633         1,019         2,099
Class D                            174           539           928         2,019

CALIFORNIA HIGH-YIELD FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

The California High-Yield Fund uses the following strategies to pursue its objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The California High-Yield Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o Lower-rated municipal bonds are subject to a greater degree of credit risk than higher-rated bonds. They generally involve greater price volatility and risk of loss of principal and income than higher-rated bonds.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems, such as the 1994 bankruptcy of Orange County.

CALIFORNIA HIGH-YIELD FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.28
                       90                 6.00
                       91                10.48
                       92                 9.53
                       93                 9.91
                       94                -2.79
                       95                14.55
                       96                 5.52
                       97                 8.72
                       98                 6.18

Best calendar quarter return: 6.48% - quarter ended 3/31/95

Worst calendar quarter return: -2.30% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.71%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                               1.16%      5.26%        7.13%       --
Class D                               4.21        n/a          n/a      5.22%
Lehman Brothers
 Municipal Bond Index                 6.48       6.23         8.22      6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1)   From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A   Class C   Class D
----------------                           -------   -------   -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price).... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .23%     .23%     .23%
                                           -----    -----    -----
Total Annual Fund Operating Expenses .....  .82%    1.73%    1.73%
                                           =====    =====    =====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  555        $  724        $  908        $1,440
Class C                            374           639         1,029         2,121
Class D                            276           545           939         2,041


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  555        $  724        $  908        $1,440
Class C                            274           639         1,029         2,121
Class D                            176           545           939         2,041

CALIFORNIA QUALITY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

The California Quality Fund uses the following strategies to pursue its objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's (Aaa, Aa, or A) or S&P (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The California Quality Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems, such as the 1994 bankruptcy of Orange County.

CALIFORNIA QUALITY FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.77
                       90                 6.57
                       91                11.22
                       92                 8.49
                       93                12.61
                       94                -8.30
                       95                19.79
                       96                 3.91
                       97                 8.80
                       98                 6.26

Best calendar quarter return: 8.97% - quarter ended 3/31/95

Worst calendar quarter return: -6.63% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.52%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.23%       4.69%       7.16%         --
Class D                              4.33         n/a         n/a        4.54%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                          Class A   Class C  Class D
----------------                          -------   -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .18%     .18%     .18%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .77%    1.68%    1.68%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  550        $  709        $  883        $1,384
Class C                            369           624         1,003         2,067
Class D                            271           530           913         1,987


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  550        $  709        $  883        $1,384
Class C                            269           624         1,003         2,067
Class D                            171           530           913         1,987

COLORADO FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Colorado Fund uses the following strategies to pursue its objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Colorado Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Colorado issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Colorado's largest trading partner is Japan, and the State is sensitive to national and international business cycles. Turmoil in the world economy, especially in Asia, has the potential to dramatically affect Colorado's economy.

COLORADO FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.04
                       90                 5.05
                       91                 9.40
                       92                 7.67
                       93                11.11
                       94                -5.13
                       95                13.96
                       96                 3.39
                       97                 7.52
                       98                 5.80

Best calendar quarter return: 6.34% - quarter ended 3/31/95

Worst calendar quarter return: -4.87% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.31%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.83%       3.91%       6.24%         --
Class D                              3.83         n/a         n/a        3.71%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .10%    1.00%    1.00%
Other Expenses ...........................  .30%     .30%     .30%
                                           ----     ----     ----
Total Annual Fund Operating Expenses.....   .90%    1.80%    1.80%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  748        $  950        $1,530
Class C                            381           661         1,065         2,195
Class D                            283           566           975         2,116


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  748        $  950        $1,530
Class C                            281           661         1,065         2,195
Class D                            183           566           975         2,116

FLORIDA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

The Florida Fund uses the following strategies to pursue its objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Florida Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Florida issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to trends in the tourism and construction industries.

FLORIDA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                11.35
                       90                 6.46
                       91                10.62
                       92                 9.07
                       93                13.52
                       94                -5.52
                       95                16.67
                       96                 2.76
                       97                 9.33
                       98                 5.67

Best calendar quarter return: 7.49% - quarter ended 6/30/89

Worst calendar quarter return: -5.99% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.81%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.69%       4.51%       7.31%         --
Class D                              3.85         n/a         n/a        4.59%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .23%    1.00%    1.00%
Other Expenses ...........................  .27%     .27%     .27%
                                           ----     ----     ----
Total Annual Fund Operating Expenses ..... 1.00%    1.77%    1.77%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  572        $  778        $1,001        $1,641
Class C                            378           652         1,050         2,163
Class D                            280           557           959         2,084


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  572        $  778        $1,001        $1,641
Class C                            278           652         1,050         2,163
Class D                            180           557           959         2,084

GEORGIA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Georgia Fund uses the following strategies to pursue its objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Georgia Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Georgia issuers, its performance may be affected by local, state, and regional factors. These may include state or local policy changes, economics, natural disasters, and the possibility of credit problems. Georgia's economy will be affected by trends in the services, wholesale and retail trade, manufacturing, and transportation industries, as these industries, along with government, comprise the largest sources of employment within the State.

GEORGIA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.87
                       90                 7.01
                       91                10.97
                       92                 9.00
                       93                12.21
                       94                -7.64
                       95                19.16
                       96                 3.86
                       97                 9.02
                       98                 5.94

Best calendar quarter return: 7.71% - quarter ended 3/31/95

Worst calendar quarter return: -6.83% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.61%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.90%       4.70%       7.21%         --
Class D                              3.99         n/a         n/a        4.67%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .30%     .30%     .30%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .89%    1.80%    1.80%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  745        $  945        $1,519
Class C                            381           661         1,065         2,195
Class D                            283           566           975         2,116


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  745        $  945        $1,519
Class C                            281           661         1,065         2,195
Class D                            183           566           975         2,116

LOUISIANA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Louisiana Fund uses the following strategies to pursue its objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Louisiana Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Louisiana issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

LOUISIANA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.14
                       90                 6.86
                       91                11.38
                       92                 7.83
                       93                11.45
                       94                -5.89
                       95                17.10
                       96                 3.49
                       97                 8.45
                       98                 5.93

Best calendar quarter return: 6.57% - quarter ended 3/31/95

Worst calendar quarter return: -5.38% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.43%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.87%       4.54%       6.99%         --
Class D                              3.86         n/a         n/a        4.43%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .10%    1.00%    1.00%
Other Expenses ...........................  .28%     .28%     .28%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .88%    1.78%    1.78%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  561        $  742        $  939        $1,508
Class C                            379           655         1,055         2,174
Class D                            281           560           964         2,095


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  561        $  742        $  939        $1,508
Class C                            279           655         1,055         2,174
Class D                            181           560           964         2,095

MARYLAND FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Maryland Fund uses the following strategies to pursue its objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Maryland Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Maryland issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Because the Fund favors investing in revenue bonds, its performance may also be affected by economic developments impacting a specific facility or type of facility. The performance of general obligation bonds of the State of Maryland may be affected by efforts to limit or reduce state or local taxes.

MARYLAND FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.49
                       90                 6.15
                       91                10.47
                       92                 8.24
                       93                11.93
                       94                -5.48
                       95                16.84
                       96                 3.66
                       97                 8.09
                       98                 5.85

Best calendar quarter return: 6.96% - quarter ended 3/31/95

Worst calendar quarter return: -5.29% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 6.79%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.80%       4.52%       6.95%         --
Class D                              3.89         n/a         n/a        4.42%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .30%     .30%     .30%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .89%    1.80%    1.80%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  745        $  945        $1,519
Class C                            381           661         1,065         2,195
Class D                            283           566           975         2,116


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  745        $  945        $1,519
Class C                            281           661         1,065         2,195
Class D                            183           566           975         2,116

MASSACHUSETTS FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Massachusetts Fund uses the following strategies to pursue its objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Massachusetts Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Massachusetts issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default payments on, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

MASSACHUSETTS FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 8.67
                       90                 5.42
                       91                12.97
                       92                 9.08
                       93                11.52
                       94                -4.43
                       95                15.20
                       96                 4.14
                       97                 8.68
                       98                 6.55

Best calendar quarter return: 6.16% - quarter ended 3/31/95

Worst calendar quarter return: -4.69% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.61%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.49%       4.81%       7.13%         --
Class D                              4.59         n/a         n/a        4.69%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .21%     .21%     .21%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .80%    1.71%    1.71%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  553        $  718        $  898        $1,418
Class C                            372           633         1,019         2,099
Class D                            274           539           928         2,019


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  553        $  718        $  898        $1,418
Class C                            272           633         1,019         2,099
Class D                            174           539           928         2,019

MICHIGAN FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Michigan Fund uses the following strategies to pursue its objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Michigan Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Michigan issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries can adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

MICHIGAN FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.71
                       90                 5.85
                       91                12.01
                       92                 9.31
                       93                11.48
                       94                -4.84
                       95                15.78
                       96                 3.74
                       97                 8.73
                       98                 6.12

Best calendar quarter return: 6.57% - quarter ended 3/31/95

Worst calendar quarter return: -4.63% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.68%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.09%       4.66%       7.23%         --
Class D                              4.06         n/a         n/a        4.51%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .20%     .20%     .20%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .79%    1.70%    1.70%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  552        $  715        $  893        $1,406
Class C                            371           630         1,014         2,089
Class D                            273           536           923         2,009


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  552        $  715        $  893        $1,406
Class C                            271           630         1,014         2,089
Class D                            173           536           923         2,009

MINNESOTA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Minnesota Fund uses the following strategies to pursue its objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Minnesota Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Minnesota issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.

MINNESOTA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.89
                       90                 6.52
                       91                 7.53
                       92                 7.67
                       93                13.49
                       94                -2.54
                       95                11.41
                       96                 3.39
                       97                 7.02
                       98                 6.43

Best calendar quarter return: 6.01% - quarter ended 6/30/89

Worst calendar quarter return: -3.23% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.63%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.18%       3.97%       6.45%         --
Class D                              4.26         n/a         n/a        3.89%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .22%     .22%     .22%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .81%    1.72%    1.72%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  554        $  721        $  903        $1,429
Class C                            373           636         1,024         2,110
Class D                            275           542           933         2,030


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  554        $  721        $  903        $1,429
Class C                            273           636         1,024         2,110
Class D                            175           542           933         2,030

MISSOURI FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Missouri Fund uses the following strategies to pursue its objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Missouri Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Missouri issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. The national economic recession of the early 1980s had a disproportionately adverse impact on Missouri's economy, and its unemployment levels. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund. Defense related business plays an important role in Missouri's economy. Negative trends in this industry or relocations of major employers could have a negative impact on the economy of the State and particularly on the economy of the St. Louis metropolitan area.

MISSOURI FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.44
                       90                 6.93
                       91                11.37
                       92                 7.25
                       93                11.40
                       94                -6.32
                       95                16.95
                       96                 3.71
                       97                 8.08
                       98                 5.77

Best calendar quarter return: 7.31% - quarter ended 3/31/95

Worst calendar quarter return: -6.11% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.44%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.76%       4.34%       6.78%         --
Class D                              3.83         n/a         n/a        4.20%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .10%    1.00%    1.00%
Other Expenses ...........................  .29%     .29%     .29%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .89%    1.79%    1.79%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  745        $  945        $1,519
Class C                            380           658         1,060         2,184
Class D                            282           563           970         2,105


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  562        $  745        $  945        $1,519
Class C                            280           658         1,060         2,184
Class D                            182           563           970         2,105

NEW JERSEY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

The New Jersey Fund uses the following strategies to pursue its objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The New Jersey Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of New Jersey issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

NEW JERSEY FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.56
                       90                 6.78
                       91                11.04
                       92                 8.99
                       93                12.37
                       94                -6.15
                       95                15.57
                       96                 3.40
                       97                 8.93
                       98                 6.00

Best calendar quarter return: 6.78% - quarter ended 3/31/95

Worst calendar quarter return: -5.63% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.67%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.96%       4.29%       7.07%         --
Class D                              4.03         n/a         n/a        4.52%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .22%    1.00%    1.00%
Other Expenses ...........................  .30%     .30%     .30%
                                           ----     ----     ----
Total Annual Fund Operating Expenses ..... 1.02%    1.80%    1.80%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  574        $  784        $1,011        $1,664
Class C                            381           661         1,065         2,195
Class D                            283           566           975         2,116


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  574        $  784        $1,011        $1,664
Class C                            281           661         1,065         2,195
Class D                            183           566           975         2,116

NEW YORK FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The New York Fund uses the following strategies to pursue its objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The New York Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of New York issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of the State.

NEW YORK FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.39
                       90                 4.18
                       91                13.53
                       92                 9.31
                       93                13.26
                       94                -7.93
                       95                19.31
                       96                 3.83
                       97                10.04
                       98                 6.86

Best calendar quarter return: 8.13% - quarter ended 3/31/95

Worst calendar quarter return: -6.61% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.50%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.73%       5.03%       7.42%         --
Class D                              4.90         n/a         n/a        4.93%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .22%     .22%     .22%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .81%    1.72%    1.72%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  554        $  721        $  903        $1,429
Class C                            373           636         1,024         2,110
Class D                            275           542           933         2,030


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  554        $  721        $  903        $1,429
Class C                            273           636         1,024         2,110
Class D                            175           542           933         2,030

NORTH CAROLINA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

The North Carolina Fund uses the following strategies to pursue its objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The North Carolina Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of North Carolina issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. North Carolina's total expenditures for each fiscal period covered by the budget must not exceed total receipts during the period and the surplus in the State Treasury at the beginning of the period. During the State's 1990-1991 fiscal year, it began facing a substantial budget shortfall resulting from the failure of revenues received by the State to meet projected levels. While the State was successful in dealing with the problem, pressure on state revenues may be an ongoing problem.

NORTH CAROLINA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       90*                2.80
                       91                10.63
                       92                 8.15
                       93                12.98
                       94                -7.35
                       95                19.56
                       96                 2.71
                       97                 8.75
                       98                 5.81

                      * For the period 8/27/90 to 12/31/90

Best calendar quarter return: 8.72% - quarter ended 3/31/95

Worst calendar quarter return: -6.73% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.57%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.85%       4.53%       6.80%         --
Class D                              4.14         n/a          --        4.57%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.24(1)     6.09(2)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 8/31/90.

(2) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .23%    1.00%    1.00%
Other Expenses ...........................  .32%     .32%     .32%
                                           ----     ----     ----
Total Annual Fund Operating Expenses ..... 1.05%    1.82%    1.82%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  577        $  793        $1,027        $1,697
Class C                            383           667         1,075         2,216
Class D                            285           573           985         2,137


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  577        $  793        $1,027        $1,697
Class C                            283           667         1,075         2,216
Class D                            185           573           985         2,137

OHIO FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Ohio Fund uses the following strategies to pursue its objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Ohio Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Ohio issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other states and in the nation as a whole.

OHIO FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                 9.94
                       90                 6.58
                       91                11.31
                       92                 8.43
                       93                11.64
                       94                -4.91
                       95                15.23
                       96                 3.77
                       97                 8.39
                       98                 5.89

Best calendar quarter return: 6.47% - quarter ended 3/31/95

Worst calendar quarter return: -4.89% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.68%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.85%       4.44%       6.97%         --
Class D                              3.94         n/a         n/a        4.41%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .19%     .19%     .19%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .78%    1.69%    1.69%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  551        $  712        $  888        $1,395
Class C                            370           627         1,009         2,078
Class D                            272           533           918         1,998


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  551        $  712        $  888        $1,395
Class C                            270           627         1,009         2,078
Class D                            172           533           918         1,998

OREGON FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Oregon Fund uses the following strategies to pursue its objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Oregon Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Oregon issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. Oregon's economy has been affected by the high technology manufacturing, forest products, and agriculture industries, which have all been slowed by declining exports to Asia.

OREGON FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.44
                       90                 6.50
                       91                10.82
                       92                 7.78
                       93                10.90
                       94                -4.56
                       95                14.55
                       96                 3.81
                       97                 9.05
                       98                 6.09

Best calendar quarter return: 6.49% - quarter ended 6/30/89

Worst calendar quarter return: -4.48% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.83%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.09%       4.57%       6.89%         --
Class D                              4.13         n/a         n/a        4.53%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price).... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .29%     .29%     .29%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .88%    1.79%    1.79%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  561        $  742        $  939        $1,508
Class C                            380           658         1,060         2,184
Class D                            282           563           970         2,105


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  561        $  742        $  939        $1,508
Class C                            280           658         1,060         2,184
Class D                            182           563           970         2,105

PENNSYLVANIA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

The Pennsylvania Fund uses the following strategies to pursue its objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The Pennsylvania Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of Pennsylvania issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. From time to time, Pennsylvania and various of its political subdivisions (including particularly the City of Philadelphia and the City of Scranton) have encountered financial difficulty due to slowdowns in the pace of economic activity and to other factors.

PENNSYLVANIA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.24
                       90                 5.35
                       91                11.29
                       92                 9.32
                       93                12.91
                       94                -7.03
                       95                18.01
                       96                 3.44
                       97                 8.70
                       98                 6.14

Best calendar quarter return: 7.59% - quarter ended 3/31/95

Worst calendar quarter return: -6.40% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.65%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              1.10%       4.53%       7.12%         --
Class D                              4.32         n/a         n/a        4.49%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price).... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .22%    1.00%    1.00%
Other Expenses ...........................  .47%     .47%     .47%
                                           ----     ----     ----
Total Annual Fund Operating Expenses ..... 1.19%    1.97%    1.97%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  591        $  835        $1,098        $1,850
Class C                            398           712         1,152         2,373
Class D                            300           618         1,062         2,296


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  591        $  835        $1,098        $1,850
Class C                            298           712         1,152         2,373
Class D                            200           618         1,062         2,296

SOUTH CAROLINA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The South Carolina Fund uses the following strategies to pursue its objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The South Carolina Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or market sectors represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o Because the Fund invests primarily in the securities of South Carolina issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics, natural disasters, and the possibility of credit problems. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties over several recent years through June 30, 1993. Such difficulties have not to date impacted the State's ability to pay its indebtedness but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.

SOUTH CAROLINA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

  [The following points were depicted as a bar chart in the printed material.]

                       89                10.61
                       90                 6.01
                       91                11.52
                       92                 8.39
                       93                11.71
                       94                -6.70
                       95                17.65
                       96                 3.93
                       97                 8.72
                       98                 5.73

Best calendar quarter return: 7.23% - quarter ended 3/31/95

Worst calendar quarter return: -6.18% - quarter ended 3/31/94


Class A annual total return for the quarter ended 3/31/99: 0.51%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             Periods Ended 12/31/98

                                                                        CLASS D
                                                                         SINCE
                                      ONE        FIVE         TEN      INCEPTION
                                     YEAR        YEARS       YEARS      2/1/94
                                     ----        -----       -----     ---------
Class A                              0.70%       4.54%       7.06%         --
Class D                              3.78         n/a         n/a        4.46%
Lehman Brothers
 Municipal Bond Index                6.48        6.23        8.22        6.09(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.

(1) From 1/31/94.
--------------------------------------------------------------------------------

FEES AND EXPENSES


Shareholder Fees                           Class A  Class C  Class D
----------------                           -------  -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ... 4.75%(1)    1%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..... none(1)     1%       1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)

Management Fees ..........................  .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees ...................  .09%    1.00%    1.00%
Other Expenses ...........................  .21%     .21%     .21%
                                           ----     ----     ----
Total Annual Fund Operating Expenses .....  .80%    1.71%    1.71%
                                           ====     ====     ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  553        $  718        $  898        $1,418
Class C                            372           633         1,019         2,099
Class D                            274           539           928         2,019


If you did not sell your shares at the end of each period, your expenses would be:


                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------
Class A                         $  553        $  718        $  898        $1,418
Class C                            272           633         1,019         2,099
Class D                            174           539           928         2,019

MANAGEMENT OF THE FUNDS

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.


J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.5 billion in assets as of April 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at April 30, 1999, of approximately $10.2 billion.


Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
Affiliates of Seligman:


Seligman Advisors, Inc.:


Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

Seligman Data Corp. (SDC):

Each Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management

The Funds are managed by the Seligman Municipals Team, headed by Mr. Thomas G. Moles. Mr. Moles, a Managing Director of Seligman, has been Vice President and Portfolio Manager of each Fund since its inception. Mr. Moles is also President and Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Funds rely upon service providers and their computer systems for its day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. Seligman and SDC, have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals, as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to each Fund's Board and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including securities firms that execute portfolio transactions for the Funds and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds. The team anticipates finalizing these plans in the near future.

The Funds anticipate the team will have implemented all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.


In addition, the Funds hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, may be susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If a Fund holds these securities, its performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Funds may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.


SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY


Each Fund's Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other classes. When deciding which Class of shares to buy, you should consider, among other things:


o     The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

      Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A

      o     Initial sales charge on Fund purchases, as set forth below:

                                                                     Sales Charge             Regular Dealer
                                            Sales Charge                as a %                  Discount
                                               as a %                   of Net                  as a % of
      Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                         4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                         4.00                     4.17                     3.50
      $100,000 - $249,999                        3.50                     3.63                     3.00
      $250,000 - $499,999                        2.50                     2.56                     2.25
      $500,000 - $999,999                        2.00                     2.04                     1.75
      $1,000,000 and over(2)                     0.00                     0.00                     0.00

            (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

            (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

      o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.


      o No sales charge on reinvested dividends or capital gain distributions.

      o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class C

      o     Initial sales charge on Fund purchases, as set forth below:

                                                                                              Regular Dealer
                                            Sales Charge             Sales Charge               Discount
                                               as a %               as a % of Net               as a % of
      Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
      --------------------------          -----------------        -----------------         --------------
      Less than $100,000                         1.00%                    1.01%                    1.00%
      $100,000 - $249,999                        0.50                     0.50                     0.50
      $250,000 - $1,000,000(2)                   0.00                     0.00                     0.00

            (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

            (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

      o     A 1% CDSC on shares sold within eighteen months of purchase.

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class Ashares, so you will be subject to higher ongoing 12b-1 fees indefinitely.


      o     No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class D*

      o     No initial sales charge on purchases.

      o     A 1% CDSC on shares sold within one year of purchase.


      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.


      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


      *Class D shares are not available to all investors. Beginning June 1, 1999, you may purchase Class D shares only if (1) you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------


Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.


The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.


How CDSCs Are Calculated


To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of a Fund, it will be assumed that you held the shares since the date you purchased the shares of that Fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be included in the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

--------------------------------------------------------------------------------
NAV:

Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------


The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares of a Fund.


Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable,securities are valued in accordance with procedures approved by the Board of Directors or Trustees, as applicable.

OPENING YOUR ACCOUNT


The Funds' shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D."


To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

      o     Regular (non-retirement) accounts: $1,000

      o     For accounts opened concurrently with Invest-A-Check(R):

            $100 to open if you will be making monthly investments

            $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account request. Send your request and a check for the fee to SDC.


IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.


Shares may be purchased through your authorized broker/ dealer or financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own.

Send investment checks to:


           Seligman Data Corp.
           P.O. Box 9766
           Providence, RI 02940-9766


Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-a-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of any Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, or Class C shares, you may pay an initial sales charge to buy shares.


Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.


Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon MatrixSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvester. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, and prioritizing your expenses and establishing a prudent withdrawal schedule.


HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment.


Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).


You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.


You may always send a written request to sell shares of any Fund. It may take longer to get your money if you send your request by mail.


As an additional measure to protect you and the Fund, SDCmay confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending your money. This will not effect the date on which your redemption request is actually processed.


You will need to guarantee your signature(s) if the proceeds are:

      (1)   $50,000 or more;

      (2)   to be paid to someone other than all account owners, or

      (3)   mailed to other than your address of record.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE:

PROTECTS YOU AND THE FUNDS FROM FRAUD. IT GUARANTEES THAT A SIGNATURE IS GENUINE. A GUARANTEE MUST BE OBTAINED FROM AN ELIGIBLE FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTEE.
--------------------------------------------------------------------------------


You may need to provide additional documents to sell shares if you are:

      o     a corporation;

      o     an executor or administrator;

      o     a trustee or custodian; or

      o     in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.


You may also use the following account services to sell shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares and Class D shares and reinvest your dividends and capital gain distri butions, you may annually withdraw 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you ask SDCto provide checks which may be drawn against your account in amounts of $500 or more. You may elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class D or Class C shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, each Fund reserves the right to:

      o     Refuse an exchange request if:


            1. you have exchanged twice from the same fund in any three-month period;

            2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of a Fund's net assets; or


            3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.


      o     Refuse any request to buy Fund shares;

      o     Reject any request received by telephone;

      o     Suspend or terminate telephone services;

      o     Reject a signature guarantee that SDC believes may be fraudulent;

      o     Close your fund account if its value falls below $500;


      o Close your account if it does not have a certified taxpayer identification number.

Telephone Services


You and your broker/dealer or financial representative or advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

      o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

      o     Exchange shares between funds;

      o     Change dividend and/or capital gain distribution options;

      o     Change your address;


      o     Establish systematic withdrawals to address of record.


If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).


Restrictions apply to certain types of accounts:

      o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

      o     Corporations may not sell Fund shares by phone.

      o IRAs may only exchange Fund shares or request address changes by phone.

      o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supple mental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative or financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the same Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


Each Fund generally declares any dividends from net investment income daily and pays dividends on the 17th of each month. If the 17th day of a month falls on a weekend or on a NYSE holiday, the dividend will be distributed on the previous business day. The Funds distribute net capital gains realized on investments annually. It is expected that the Funds' distri butions will be primarily income dividends.

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your pre designated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional shares on the payable date using the NAV of the payable date.


Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.


TAXES

The Funds intend to pay dividends that are exempt from regular income tax. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local tax. If you wish more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information.


Dividends paid by the Funds are taxable to you as ordinary income. Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five and one-half years or, if less than five and one-half years, the period of the Class's operations. Class C is a new Class, effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information for each Fund. Their reports, along with the financial statements, are included in each Fund's Annual and Mid-Year Reports, which are available upon request.

NATIONAL FUND
                                                                                   CLASS A
                                       -------------------------------------------------------------------------------------------
                                         Six Months                             Year ended September 30,
                                         ----------    ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999               1998            1997            1996            1995         1994
                                       -----------        -----------     -----------     -----------     -----------  -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.32        $      8.01     $      7.70     $      7.58     $      7.18  $      8.72
                                       -----------        -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............          0.19               0.39            0.39            0.40            0.40         0.41
  Net gains or losses on securities
    (both realized and unrealized) .         (0.15)              0.31            0.31            0.12            0.40        (1.04)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.04               0.70            0.70            0.52            0.80        (0.63)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.19)             (0.39)          (0.39)          (0.40)          (0.40)       (0.41)
  Distributions (from capital gains)..          --                 --              --              --              --        (0.50)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.19)             (0.39)          (0.39)          (0.40)          (0.40)       (0.91)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      8.17        $      8.32     $      8.01     $      7.70     $      7.58  $      7.18
                                       ===========        ===========     ===========     ===========     ===========  ===========
Total Return: ......................          0.51%              9.00%           9.40%           6.97%          11.48%       (7.83)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $   100,557        $   101,909     $    97,481     $    98,767     $   104,184  $   111,374
Ratio of expenses to average
  net assets .......................          0.83%(3)           0.80%           0.84%           0.80%           0.86%        0.85%
Ratio of net income to
  average net assets ...............          4.71%(3)           4.82%           5.05%           5.19%           5.46%        5.30%
Portfolio turnover rate ............          2.76%             18.00%          20.63%          33.99%          24.91%       24.86%

NATIONAL FUND
                                                                                      CLASS D
                                        ---------------------------------------------------------------------------------------
                                         Six Months                            Year ended September 30,
                                         ----------  --------------------------------------------------------------------------
                                           ended
                                           -----
                                         March 31,
                                         ---------                                                                    2/1/94(1)
                                            1999             1998          1997           1996            1995      to  9/30/94
                                        -----------      -----------   -----------    -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................    $      8.31      $      8.02   $      7.70    $      7.57     $      7.18   $      8.20
                                        -----------      -----------   -----------    -----------     -----------   -----------
Income from investment operations:
  Net investment income ............           0.16             0.32          0.32           0.33            0.32          0.22
  Net gains or losses on securities
    (both realized and unrealized) .          (0.15)            0.29          0.32           0.13            0.39         (1.02)
                                        -----------      -----------   -----------    -----------     -----------   -----------
Total from investment operations ...           0.01             0.61          0.64           0.46            0.71         (0.80)
                                        -----------      -----------   -----------    -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............          (0.16)           (0.32)        (0.32)         (0.33)          (0.32)        (0.22)
  Distributions (from capital gains)..           --               --            --             --              --            --
                                        -----------      -----------   -----------    -----------     -----------   -----------
Total distributions ................          (0.16)           (0.32)        (0.32)         (0.33)          (0.32)        (0.22)
                                        -----------      -----------   -----------    -----------     -----------   -----------
Net asset value, end of period .....    $      8.16      $      8.31   $      8.02    $      7.70     $      7.57   $      7.18
                                        ===========      ===========   ===========    ===========     ===========   ===========
Total Return: ......................           0.08%            7.76%         8.56%          6.13%          10.17%        (9.96)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................    $     7,968      $     7,392   $     2,279    $     4,826     $     1,215   $       446
Ratio of expenses to average
  net assets .......................           1.73%(3)         1.71%         1.75%          1.67%           1.95%         1.76%(3)
Ratio of net income to
  average net assets ...............           3.81%(3)         3.91%         4.15%          4.27%           4.40%         4.37%(3)
Portfolio turnover rate ............           2.76%           18.00%        20.63%         33.99%          24.91%        24.86%(4)

----------
See footnotes on page 60.

CALIFORNIA HIGH-YIELD FUND
                                                                                   CLASS A
                                         -----------------------------------------------------------------------------------------
                                         Six Months                           Year ended September 30,
                                         ----------   ----------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999             1998            1997            1996            1995           1994
                                       -----------      -----------     -----------     -----------     -----------    -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      6.80      $      6.61     $      6.50     $      6.47     $      6.30    $      6.73
                                       -----------      -----------     -----------     -----------     -----------    -----------
Income from investment operations:
  Net investment income ............          0.16             0.32            0.34            0.36            0.37           0.37
  Net gains or losses on securities
    (both realized and unrealized) .         (0.10)            0.22            0.20            0.05            0.17          (0.34)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Total from investment operations ...          0.06             0.54            0.54            0.41            0.54           0.03
                                       -----------      -----------     -----------     -----------     -----------    -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.16)           (0.32)          (0.34)          (0.36)          (0.37)         (0.37)
  Distributions (from capital gains)..       (0.02)           (0.03)          (0.09)          (0.02)             --          (0.09)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Total distributions ................         (0.18)           (0.35)          (0.43)          (0.38)          (0.37)         (0.46)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Net asset value, end of period .....   $      6.68      $      6.80     $      6.61     $      6.50     $      6.47    $      6.30
                                       ===========      ===========     ===========     ===========     ===========    ===========
Total Return: ......................          0.89%            8.45%           8.74%           6.49%           8.85%          0.41%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    58,337      $    58,374     $    52,883     $    50,264     $    51,504    $    48,007
Ratio of expenses to average
  net assets .......................          0.86%(3)         0.82%           0.87%           0.84%           0.90%          0.85%
Ratio of net income to
  average net assets ...............          4.64%(3)         4.81%           5.26%           5.49%           5.84%          5.74%
Portfolio turnover rate ............          1.86%           10.75%          22.42%          34.75%          17.64%          8.36%

CALIFORNIA QUALITY FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      7.21      $      6.99     $      6.75     $      6.65     $      6.39    $      7.28
                                       -----------      -----------     -----------     -----------     -----------    -----------
Income from investment operations:
  Net investment income ............          0.16             0.33            0.34            0.35            0.34           0.35
  Net gains or losses on securities
    (both realized and unrealized) .         (0.10)            0.25            0.24            0.11            0.32          (0.73)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Total from investment operations ...          0.06             0.58            0.58            0.46            0.66          (0.38)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.16)           (0.33)          (0.34)          (0.35)          (0.34)         (0.35)
  Distributions (from capital gains)..       (0.23)           (0.03)             --           (0.01)          (0.06)         (0.16)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Total distributions ................         (0.39)           (0.36)          (0.34)          (0.36)          (0.40)         (0.51)
                                       -----------      -----------     -----------     -----------     -----------    -----------
Net asset value, end of period .....   $      6.88      $      7.21     $      6.99     $      6.75     $      6.65    $      6.39
                                       ===========      ===========     ===========     ===========     ===========    ===========
Total Return: ......................          0.81%            8.67%           8.87%           7.00%          10.85%         (5.46)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    83,857      $    87,522     $    86,992     $    95,560     $    94,947    $    99,020
Ratio of expenses to average
  net assets .......................          0.81%(3)         0.77%           0.82%           0.79%           0.89%          0.81%
Ratio of net income to
  average net assets ...............          4.49%(3)         4.75%           4.99%           5.11%           5.34%          5.20%
Portfolio turnover rate ............         13.30%           30.82%          12.16%          12.84%          11.24%         22.16%

CALIFORNIA HIGH-YIELD FUND
                                                                                     CLASS D
                                        ---------------------------------------------------------------------------------------
                                        Six Months                            Year ended September 30,
                                        ----------  ---------------------------------------------------------------------------
                                          ended
                                          -----
                                        March 31,
                                        ---------                                                                     2/1/94(1)
                                           1999             1998          1997            1996            1995      to  9/30/94
                                       -----------      -----------   -----------     -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      6.80      $      6.61   $      6.51     $      6.48     $      6.31   $      6.67
                                       -----------      -----------   -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income ............          0.13             0.26          0.28            0.30            0.31          0.21
  Net gains or losses on securities
    (both realized and unrealized) .         (0.09)            0.22          0.19            0.05            0.17         (0.36)
                                       -----------      -----------   -----------     -----------     -----------   -----------
Total from investment operations ...          0.04             0.48          0.47            0.35            0.48         (0.15)
                                       -----------      -----------   -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.13)           (0.26)        (0.28)          (0.30)          (0.31)        (0.21)
  Distributions (from capital gains)..       (0.02)           (0.03)        (0.09)          (0.02)             --            --
                                       -----------      -----------   -----------     -----------     -----------   -----------
Total distributions ................         (0.15)           (0.29)        (0.37)          (0.32)          (0.31)        (0.21)
                                       -----------      -----------   -----------     -----------     -----------   -----------
Net asset value, end of period .....   $      6.69      $      6.80   $      6.61     $      6.51     $      6.48   $      6.31
                                       ===========      ===========   ===========     ===========     ===========   ===========
Total Return: ......................          0.59%            7.47%         7.60%           5.53%           7.78%        (2.47)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     8,286      $     6,393   $     3,320     $     1,919     $     1,277   $       650
Ratio of expenses to average
  net assets .......................          1.76%(3)         1.73%         1.77%           1.74%           1.91%         1.74%(3)
Ratio of net income to
  average net assets ...............          3.74%(3)         3.90%         4.36%           4.59%           4.84%         4.73%(3)
Portfolio turnover rate ............          1.86%           10.75%        22.42%          34.75%          17.64%         8.36%(4)

CALIFORNIA QUALITY FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      7.19      $      6.97   $      6.74     $      6.63     $      6.38   $      7.13
                                       -----------      -----------   -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income ............          0.12             0.27          0.28            0.28            0.28          0.19
  Net gains or losses on securities
    (both realized and unrealized) .         (0.10)            0.25          0.23            0.12            0.31         (0.75)
                                       -----------      -----------   -----------     -----------     -----------   -----------
Total from investment operations ...          0.02             0.52          0.51            0.40            0.59         (0.56)
                                       -----------      -----------   -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.12)           (0.27)        (0.28)          (0.28)          (0.28)        (0.19)
  Distributions (from capital gains)..       (0.23)           (0.03)           --           (0.01)          (0.06)           --
                                       -----------      -----------   -----------     -----------     -----------   -----------
Total distributions ................         (0.35)           (0.30)        (0.28)          (0.29)          (0.34)        (0.19)
                                       -----------      -----------   -----------     -----------     -----------   -----------
Net asset value, end of period .....   $      6.86      $      7.19   $      6.97     $      6.74     $      6.63   $      6.38
                                       ===========      ===========   ===========     ===========     ===========   ===========
Total Return: ......................          0.36%            7.71%         7.75%           6.20%           9.61%        (8.01)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     5,604      $     2,302   $     1,677     $     1,645     $       863   $       812
Ratio of expenses to average
  net assets .......................          1.71%(3)         1.68%         1.72%           1.69%           1.88%         1.77%(3)
Ratio of net income to
  average net assets ...............          3.59%(3)         3.84%         4.09%           4.21%           4.36%         4.39%(3)
Portfolio turnover rate ............         13.30%           30.82%        12.16%          12.84%          11.24%        22.16%(4)

----------
See footnotes on page 60.

COLORADO FUND
                                                                                   CLASS A
                                         -----------------------------------------------------------------------------------------
                                         Six Months                             Year ended September 30,
                                         ----------    ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999               1998            1997            1996            1995         1994
                                       -----------        -----------     -----------     -----------     -----------  -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      7.64        $      7.42     $      7.27     $      7.30     $      7.09  $      7.76
                                       -----------        -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............          0.17               0.36            0.37            0.37            0.38         0.37
  Net gains or losses on securities
    (both realized and unrealized) .         (0.12)              0.22            0.15           (0.03)           0.21        (0.59)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.05               0.58            0.52            0.34            0.59        (0.22)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.17)             (0.36)          (0.37)          (0.37)          (0.38)       (0.37)
  Distributions (from capital gains)..          --                 --              --              --              --        (0.08)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.17)             (0.36)          (0.37)          (0.37)          (0.38)       (0.45)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      7.52        $      7.64     $      7.42     $      7.27     $      7.30  $      7.09
                                       ===========        ===========     ===========     ===========     ===========  ===========
Total Return: ......................          0.65%              8.03%           7.30%           4.76%           8.56%       (2.92)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    46,896        $    45,583     $    49,780     $    52,295     $    54,858  $    58,197
Ratio of expenses to average
  net assets .......................          0.90%(3)           0.90%           0.90%           0.85%           0.93%        0.86%
Ratio of net income to
  average net assets ...............          4.52%(3)           4.80%           5.01%           5.07%           5.31%        5.06%
Portfolio turnover rate ............          2.55%             28.66%           3.99%          12.39%          14.70%       10.07%

FLORIDA FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.07        $      7.80     $      7.67     $      7.71     $      7.34  $      8.20
                                       -----------        -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income** ..........          0.17               0.35            0.36            0.38            0.40         0.42
  Net gains or losses on securities
    (both realized and unrealized) .         (0.11)              0.34            0.23            0.04            0.37        (0.74)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.06               0.69            0.59            0.42            0.77        (0.32)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.17)             (0.35)          (0.36)          (0.38)          (0.40)       (0.42)
  Distributions (from capital gains)..       (0.05)             (0.07)          (0.10)          (0.08)             --        (0.12)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.22)             (0.42)          (0.46)          (0.46)          (0.40)       (0.54)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      7.91        $      8.07     $      7.80     $      7.67     $      7.71  $      7.34
                                       ===========        ===========     ===========     ===========     ===========  ===========
Total Return: ......................          0.75%              9.16%           8.01%           5.54%          10.87%       (3.99)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    43,231        $    42,464     $    42,024     $    45,200     $    49,030  $    49,897
Ratio of expenses to average
  net assets** .....................          1.02%(3)           1.00%           1.04%           0.97%           0.72%        0.42%
Ratio of net income to
  average net assets** .............          4.27%(3)           4.45%           4.70%           4.90%           5.38%        5.49%
Portfolio turnover rate ............          2.93%              6.73%          33.68%          18.53%          11.82%        6.17%

COLORADO FUND
                                                                                      CLASS D
                                         --------------------------------------------------------------------------------------
                                         Six Months                             Year ended September 30,
                                         ----------  --------------------------------------------------------------------------
                                           ended
                                           -----
                                         March 31,
                                         ---------                                                                     2/1/94(1)
                                            1999            1998            1997           1996            1995      to  9/30/94
                                        -----------     -----------     -----------    -----------     -----------   ----------
Per Share Data:*
Net asset value, beginning
  of period ........................    $      7.63     $      7.42     $      7.27    $      7.29     $      7.09   $     7.72
                                        -----------     -----------     -----------    -----------     -----------   ----------
Income from investment operations:
  Net investment income ............           0.14            0.29            0.30           0.31            0.30         0.20
  Net gains or losses on securities
    (both realized and unrealized) .          (0.11)           0.21            0.15          (0.02)           0.20        (0.63)
                                        -----------     -----------     -----------    -----------     -----------   ----------
Total from investment operations ...           0.03            0.50            0.45           0.29            0.50        (0.43)
                                        -----------     -----------     -----------    -----------     -----------   ----------
Less distributions:
  Dividends (from net
    investment income) .............          (0.14)          (0.29)          (0.30)         (0.31)          (0.30)       (0.20)
  Distributions (from capital gains)..           --              --              --             --              --           --
                                        -----------     -----------     -----------    -----------     -----------   ----------
Total distributions ................          (0.14)          (0.29)          (0.30)         (0.31)          (0.30)       (0.20)
                                        -----------     -----------     -----------    -----------     -----------   ----------
Net asset value, end of period .....    $      7.52     $      7.63     $      7.42    $      7.27     $      7.29   $     7.09
                                        ===========     ===========     ===========    ===========     ===========   ==========
Total Return: ......................           0.33%           6.90%           6.34%          3.95%           7.26%       (5.73)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................    $       884     $       344     $       238    $       255     $       193   $       96
Ratio of expenses to average
  net assets .......................           1.80%(3)        1.80%           1.81%          1.75%           2.02%        1.78%(3)
Ratio of net income to
  average net assets ...............           3.62%(3)        3.90%           4.10%          4.17%           4.23%        4.05%(3)
Portfolio turnover rate ............           2.55%          28.66%           3.99%         12.39%          14.70%       10.07%(4)

FLORIDA FUND
Per Share Data:*
Net asset value, beginning
  of period ........................    $      8.08     $      7.81     $      7.68    $      7.72     $      7.34   $     8.10
                                        -----------     -----------     -----------    -----------     -----------   ----------
Income from investment operations:
  Net investment income** ..........           0.14            0.29            0.30           0.32            0.34         0.24
  Net gains or losses on securities
    (both realized and unrealized) .          (0.10)           0.34            0.23           0.04            0.38        (0.76)
                                        -----------     -----------     -----------    -----------     -----------   ----------
Total from investment operations ...           0.04            0.63            0.53           0.36            0.72        (0.52)
                                        -----------     -----------     -----------    -----------     -----------   ----------
Less distributions:
  Dividends (from net
    investment income) .............          (0.14)          (0.29)          (0.30)         (0.32)          (0.34)       (0.24)
  Distributions (from capital gains)..        (0.05)          (0.07)          (0.10)         (0.08)             --           --
                                        -----------     -----------     -----------    -----------     -----------   ----------
Total distributions ................          (0.19)          (0.36)          (0.40)         (0.40)          (0.34)       (0.24)
                                        -----------     -----------     -----------    -----------     -----------   ----------
Net asset value, end of period .....    $      7.93     $      8.08     $      7.81    $      7.68     $      7.72   $     7.34
                                        ===========     ===========     ===========    ===========     ===========   ==========
Total Return: ......................           0.50%           8.32%           7.18%          4.74%          10.07%       (6.64)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................    $     2,244     $     1,940     $     1,678    $     1,277     $       603   $      244
Ratio of expenses to average
  net assets** .....................           1.77%(3)        1.77%           1.81%          1.73%           1.66%        1.29%(3)
Ratio of net income to
  average net assets** .............           3.52%(3)        3.68%           3.93%          4.14%           4.53%        4.61%(3)
Portfolio turnover rate ............           2.93%           6.73%          33.68%         18.53%          11.82%        6.17%(4)

----------
See footnotes on page 60.

GEORGIA FUND
                                                                                   CLASS A
                                         -----------------------------------------------------------------------------------------
                                         Six Months                          Year ended September 30,
                                         ----------    ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999            1998            1997            1996            1995            1994
                                       -----------     -----------     -----------     -----------     -----------     -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.38     $      8.12     $      7.87     $      7.81     $      7.48     $      8.43
                                       -----------     -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income** ..........          0.18            0.38            0.38            0.39            0.39            0.41
  Net gains or losses on securities
    (both realized and unrealized) .         (0.10)           0.29            0.28            0.11            0.43           (0.86)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total from investment operations ...          0.08            0.67            0.66            0.50            0.82           (0.45)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.18)          (0.38)          (0.38)          (0.39)          (0.39)          (0.41)
  Distributions (from capital gains)..       (0.05)          (0.03)          (0.03)          (0.05)          (0.10)          (0.09)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total distributions ................         (0.23)          (0.41)          (0.41)          (0.44)          (0.49)          (0.50)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....   $      8.23     $      8.38     $      8.12     $      7.87     $      7.81     $      7.48
                                       ===========     ===========     ===========     ===========     ===========     ===========
Total Return: ......................          0.94%           8.44%           8.65%           6.56%          11.66%          (5.52)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    47,043     $    48,424     $    50,614     $    50,995     $    57,678     $    61,466
Ratio of expenses to average
  net assets** .....................          0.89%(3)        0.89%           0.89%           0.83%           0.91%           0.73%
Ratio of net income to
  average net assets** .............          4.45%(3)        4.57%           4.82%           4.94%           5.26%           5.21%
Portfolio turnover rate ............            --            2.92%          12.28%          16.24%           3.36%          19.34%

LOUISIANA FUND

Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.51     $      8.28     $      8.16     $      8.14     $      7.94     $      8.79
                                       -----------     -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income ............          0.19            0.41            0.41            0.42            0.43            0.44
  Net gains or losses on securities
    (both realized and unrealized) .         (0.12)           0.24            0.23            0.08            0.34           (0.77)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total from investment operations ...          0.07            0.65            0.64            0.50            0.77           (0.33)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.19)          (0.41)          (0.41)          (0.42)          (0.43)          (0.44)
  Distributions (from capital gains)..       (0.11)          (0.01)          (0.11)          (0.06)          (0.14)          (0.08)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total distributions ................         (0.30)          (0.42)          (0.52)          (0.48)          (0.57)          (0.52)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....   $      8.28     $      8.51     $      8.28     $      8.16     $      8.14     $      7.94
                                       ===========     ===========     ===========     ===========     ===========     ===========
Total Return: ......................          0.91%           8.08%           8.17%           6.32%          10.30%          (3.83)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    54,587     $    56,308     $    56,199     $    57,264     $    61,988     $    61,441
Ratio of expenses to average
  net assets .......................          0.87%(3)        0.88%           0.86%           0.82%           0.89%           0.87%
Ratio of net income to
  average net assets ...............          4.67%(3)        4.86%           5.08%           5.15%           5.44%           5.31%
Portfolio turnover rate ............          5.31%          15.72%          16.08%          10.08%           4.82%          17.16%

GEORGIA FUND
                                                                                  CLASS D
                                        ---------------------------------------------------------------------------------------
                                        Six Months                             Year ended September 30,
                                        ----------  ---------------------------------------------------------------------------
                                          ended
                                          -----
                                        March 31,
                                        ---------                                                                     2/1/94(1)
                                           1999            1998            1997            1996            1995     to  9/30/94
                                       -----------     -----------     -----------     -----------     -----------  -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.40     $      8.13     $      7.88     $      7.82     $      7.49  $      8.33
                                       -----------     -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income** ..........          0.15            0.30            0.31            0.32            0.32         0.22
  Net gains or losses on securities
    (both realized and unrealized) .         (0.10)           0.30            0.28            0.11            0.43        (0.84)
                                       -----------     -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.05            0.60            0.59            0.43            0.75        (0.62)
                                       -----------     -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.15)          (0.30)          (0.31)          (0.32)          (0.32)       (0.22)
  Distributions (from capital gains)..       (0.05)          (0.03)          (0.03)          (0.05)          (0.10)          --
                                       -----------     -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.20)          (0.33)          (0.34)          (0.37)          (0.42)       (0.22)
                                       -----------     -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      8.25     $      8.40     $      8.13     $      7.88     $      7.82  $      7.49
                                       ===========     ===========     ===========     ===========     ===========  ===========
Total Return: ......................          0.50%           7.59%           7.67%           5.60%          10.58%       (7.57)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     2,678     $     2,809     $     2,640     $     2,327     $     2,079  $       849
Ratio of expenses to average
  net assets** .....................          1.79%(3)        1.80            1.79%           1.73%           1.90%        1.76%(3)
Ratio of net income to
  average net assets** .............          3.55%(3)        3.66            3.92%           4.03%           4.28%        4.28%(3)
Portfolio turnover rate ............            --            2.92%          12.28%          16.24%           3.36%       19.34%(4)

LOUISIANA FUND

Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.50     $      8.27     $      8.16     $      8.14     $      7.94  $      8.73
                                       -----------     -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............          0.16            0.33            0.34            0.35            0.35         0.24
  Net gains or losses on securities
    (both realized and unrealized) .         (0.11)           0.24            0.22            0.08            0.34        (0.79)
                                       -----------     -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.05            0.57            0.56            0.43            0.69        (0.55)
                                       -----------     -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.16)          (0.33)          (0.34)          (0.35)          (0.35)       (0.24)
  Distributions (from capital gains)..       (0.11)          (0.01)          (0.11)          (0.06)          (0.14)          --
                                       -----------     -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.27)          (0.34)          (0.45)          (0.41)          (0.49)       (0.24)
                                       -----------     -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      8.28     $      8.50     $      8.27     $      8.16     $      8.14  $      7.94
                                       ===========     ===========     ===========     ===========     ===========  ===========
Total Return: ......................          0.58%           7.11%           7.07%           5.37%           9.17%       (6.45)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $       762     $       837     $       509     $       389     $       465  $       704
Ratio of expenses to average
  net assets .......................          1.78%(3)        1.78%           1.76%           1.72%           1.91%        1.78%(3)
Ratio of net income to
  average net assets ...............          3.76%(3)        3.96%           4.18%           4.25%           4.41%        4.33%(3)
Portfolio turnover rate ............          5.31%          15.72%          16.08%          10.08%           4.82%       17.16%(4)

----------
See footnotes on page 60.

MARYLAND FUND
                                                                                   CLASS A
                                         -----------------------------------------------------------------------------------------
                                         Six Months                          Year ended September 30,
                                         ----------    ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999            1998            1997            1996            1995            1994
                                       -----------     -----------     -----------     -----------     -----------     -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.32     $      8.14     $      7.99     $      7.96     $      7.71     $      8.64
                                       -----------     -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income ............          0.19            0.40            0.40            0.40            0.41            0.42
  Net gains or losses on securities
    (both realized and unrealized) .         (0.08)           0.23            0.19            0.06            0.38           (0.76)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total from investment operations ...          0.11            0.63            0.59            0.46            0.79           (0.34)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.19)          (0.40)          (0.40)          (0.40)          (0.41)          (0.42)
  Distributions (from capital gains)..       (0.03)          (0.05)          (0.04)          (0.03)          (0.13)          (0.17)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total distributions ................         (0.22)          (0.45)          (0.44)          (0.43)          (0.54)          (0.59)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....   $      8.21     $      8.32     $      8.14     $      7.99     $      7.96     $      7.71
                                       ===========     ===========     ===========     ===========     ===========     ===========
Total Return: ......................          1.31%           7.89%           7.64%           6.00%          10.90%          (4.08)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    53,490     $    54,891     $    52,549     $    54,041     $    56,290     $    57,263
Ratio of expenses to average
  net assets .......................          0.89%(3)        0.89%           0.90%           0.84%           0.96%           0.92%
Ratio of net income to
  average net assets ...............          4.64%(3)        4.82%           4.99%           5.05%           5.31%           5.17%
Portfolio turnover rate ............          0.06%           7.59%          14.79%           5.56%           3.63%          17.68%

MASSACHUSETTS FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.27     $      7.99     $      7.85     $      7.91     $      7.66     $      8.54
                                       -----------     -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income ............          0.18            0.38            0.40            0.41            0.42            0.44
  Net gains or losses on securities
    (both realized and unrealized) .         (0.14)           0.37            0.22            0.05            0.28           (0.67)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total from investment operations ...          0.04            0.75            0.62            0.46            0.70           (0.23)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.18)          (0.38)          (0.40)          (0.41)          (0.42)          (0.44)
  Distributions (from capital gains)..       (0.05)          (0.09)          (0.08)          (0.11)          (0.03)          (0.21)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Total distributions ................         (0.23)          (0.47)          (0.48)          (0.52)          (0.45)          (0.65)
                                       -----------     -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....   $      8.08     $      8.27     $      7.99     $      7.85     $      7.91     $      7.66
                                       ===========     ===========     ===========     ===========     ===========     ===========
Total Return: ......................          0.51%           9.80%           8.11%           5.97%           9.58%          (2.94)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $   103,400     $   109,328     $   110,011     $   109,872     $   115,711     $   120,149
Ratio of expenses to average
  net assets .......................          0.83%(3)        0.80%           0.84%           0.80%           0.86%           0.85%
Ratio of net income to
  average net assets ...............          4.47%(3)        4.72%           5.06%           5.24%           5.51%           5.46%
Portfolio turnover rate ............          4.45%          13.41%          29.26%          26.30%          16.68%          12.44%

MARYLAND FUND
                                                                                     CLASS D
                                        ---------------------------------------------------------------------------------------
                                        Six Months                             Year ended September 30,
                                        ----------  ---------------------------------------------------------------------------
                                          ended
                                          -----
                                        March 31,
                                        ---------                                                                      2/1/94(1)
                                           1999             1998           1997            1996            1995      to  9/30/94
                                       -----------      -----------    -----------     -----------     -----------   ----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.33      $      8.15    $      7.99     $      7.97     $      7.72   $     8.46
                                       -----------      -----------    -----------     -----------     -----------   ----------
Income from investment operations:
  Net investment income ............          0.15             0.32           0.33            0.33            0.33         0.23
  Net gains or losses on securities
    (both realized and unrealized) .         (0.08)            0.23           0.20            0.05            0.38        (0.74)
                                       -----------      -----------    -----------     -----------     -----------   ----------
Total from investment operations ...          0.07             0.55           0.53            0.38            0.71        (0.51)
                                       -----------      -----------    -----------     -----------     -----------   ----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.15)           (0.32)         (0.33)          (0.33)          (0.33)       (0.23)
  Distributions (from capital gains).        (0.03)           (0.05)         (0.04)          (0.03)          (0.13)          --
                                       -----------      -----------    -----------     -----------     -----------   ----------
Total distributions ................         (0.18)           (0.37)         (0.37)          (0.36)          (0.46)       (0.23)
                                       -----------      -----------    -----------     -----------     -----------   ----------
Net asset value, end of period .....   $      8.22      $      8.33    $      8.15     $      7.99     $      7.97   $     7.72
                                       ===========      ===========    ===========     ===========     ===========   ==========
Total Return: ......................          0.86%            6.91%          6.80%           4.91%           9.75%       (6.21)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     3,052      $     3,128    $     2,063     $     2,047     $       630   $      424
Ratio of expenses to average
  net assets .......................          1.79%(3)         1.80%          1.81%           1.72%           2.02%        1.80%(3)
Ratio of net income to
  average net assets ...............          3.74%(3)         3.91%          4.08%           4.14%           4.27%        4.26%(3)
Portfolio turnover rate ............          0.06%            7.59%         14.79%           5.56%           3.63%       17.68%(4)

MASSACHUSETTS FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.26      $      7.99    $      7.84     $      7.90     $      7.66   $     8.33
                                       -----------      -----------    -----------     -----------     -----------   ----------
Income from investment operations:
  Net investment income ............          0.14             0.31           0.33            0.34            0.34         0.24
  Net gains or losses on securities
    (both realized and unrealized) .         (0.13)            0.36           0.23            0.05            0.27        (0.67)
                                       -----------      -----------    -----------     -----------     -----------   ----------
Total from investment operations ...          0.01             0.67           0.56            0.39            0.61        (0.43)
                                       -----------      -----------    -----------     -----------     -----------   ----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.14)           (0.31)         (0.33)          (0.34)          (0.34)       (0.24)
  Distributions (from capital gains).        (0.05)           (0.09)         (0.08)          (0.11)          (0.03)          --
                                       -----------      -----------    -----------     -----------     -----------   ----------
Total distributions ................         (0.19)           (0.40)         (0.41)          (0.45)          (0.37)       (0.24)
                                       -----------      -----------    -----------     -----------     -----------   ----------
Net asset value, end of period .....   $      8.08      $      8.26    $      7.99     $      7.84     $      7.90   $     7.66
                                       ===========      ===========    ===========     ===========     ===========   ==========
Total Return: ......................          0.18%            8.68%          7.29%           5.01%           8.33%       (5.34)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     2,374      $     1,468    $     1,245     $     1,405     $       809   $    1,099
Ratio of expenses to average
  net assets .......................          1.73%(3)         1.71%          1.74%           1.70%           1.95%        1.78%(3)
Ratio of net income to
  average net assets ...............          3.57%(3)         3.81%          4.16%           4.32%           4.47%        4.52%(3)
Portfolio turnover rate ............          4.45%           13.41%         29.26%          26.30%          16.68%       12.44%(4)

----------
See footnotes on page 60.

MICHIGAN FUND
                                                                                   CLASS A
                                       -------------------------------------------------------------------------------------------
                                         Six Months                             Year ended September 30,
                                         ----------    ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999               1998            1997            1996            1995         1994
                                       -----------        -----------     -----------     -----------     -----------  -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.83        $      8.60     $      8.46     $      8.54     $      8.28  $      9.08
                                       -----------        -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............          0.20               0.41            0.43            0.45            0.46         0.46
  Net gains or losses on securities
    (both realized and unrealized) .         (0.12)              0.30            0.23            0.06            0.30        (0.71)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.08               0.71            0.66            0.51            0.76        (0.25)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.20)             (0.41)          (0.43)          (0.45)          (0.46)       (0.46)
  Distributions (from capital gains)..       (0.16)             (0.07)          (0.09)          (0.14)          (0.04)       (0.09)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.36)             (0.48)          (0.52)          (0.59)          (0.50)       (0.55)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      8.55        $      8.83     $      8.60     $      8.46     $      8.54  $      8.28
                                       ===========        ===========     ===========     ===========     ===========  ===========
Total Return: ......................          0.90%              8.63%           8.16%           6.16%           9.56%       (2.90)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $   138,558        $   144,161     $   143,370     $   148,178     $   151,589  $   151,095
Ratio of expenses to average
  net assets .......................          0.81%(3)           0.79%           0.81%           0.78%           0.87%        0.84%
Ratio of net income to
  average net assets ...............          4.65%(3)           4.78%           5.13%           5.29%           5.50%        5.32%
Portfolio turnover rate ............          3.62%             23.60%          10.98%          19.62%          20.48%       10.06%

MINNESOTA FUND

Per Share Data:*
Net asset value, beginning
  of period ........................   $      7.98        $      7.79     $      7.68     $      7.82     $      7.72  $      8.28
                                       -----------        -----------     -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............          0.18               0.38            0.40            0.42            0.45         0.45
  Net gains or losses on securities
    (both realized and unrealized) .         (0.08)              0.20            0.11           (0.12)           0.11        (0.44)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total from investment operations ...          0.10               0.58            0.51            0.30            0.56         0.01
                                       -----------        -----------     -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.18)             (0.38)          (0.40)          (0.42)          (0.45)       (0.45)
  Distributions (from capital gains)..       (0.10)             (0.01)             --           (0.02)          (0.01)       (0.12)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Total distributions ................         (0.28)             (0.39)          (0.40)          (0.44)          (0.46)       (0.57)
                                       -----------        -----------     -----------     -----------     -----------  -----------
Net asset value, end of period .....   $      7.80        $      7.98     $      7.79     $      7.68     $      7.82  $      7.72
                                       ===========        ===========     ===========     ===========     ===========  ===========
Total Return: ......................          1.27%              7.68%           6.85%           3.99%           7.61%        0.12%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $   118,743        $   121,374     $   121,674     $   126,173     $   132,716  $   134,990
Ratio of expenses to average
  net assets .......................          0.84%(3)           0.81%           0.85%           0.81%           0.87%        0.85%
Ratio of net income to
  average net assets ...............          4.64%(3)           4.87%           5.21%           5.47%           5.89%        5.70%
Portfolio turnover rate ............          4.65%             21.86%           6.88%          26.89%           5.57%        3.30%

MICHIGAN FUND
                                                                                   CLASS D
                                       -----------------------------------------------------------------------------------------
                                        Six Months                              Year ended September 30,
                                        ----------  ----------------------------------------------------------------------------
                                          ended
                                          -----
                                        March 31,
                                        ---------                                                                      2/1/94(1)
                                           1999             1998            1997            1996            1995     to  9/30/94
                                       -----------      -----------     -----------     -----------     -----------  -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.82      $      8.59     $      8.45     $      8.54     $      8.28  $    9.01
                                       -----------      -----------     -----------     -----------     -----------  ---------
Income from investment operations:
  Net investment income ............          0.16             0.33            0.36            0.37            0.37       0.25
  Net gains or losses on securities
    (both realized and unrealized) .         (0.12)            0.30            0.23            0.05            0.30      (0.73)
                                       -----------      -----------     -----------     -----------     -----------  ---------
Total from investment operations ...          0.04             0.63            0.59            0.42            0.67      (0.48)
                                       -----------      -----------     -----------     -----------     -----------  ---------
Less distributions:
  Dividends (from net
    investment income) .............         (0.16)           (0.33)          (0.36)          (0.37)          (0.37)     (0.25)
  Distributions (from capital gains).        (0.16)           (0.07)          (0.09)          (0.14)          (0.04)        --
                                       -----------      -----------     -----------     -----------     -----------  ---------
Total distributions ................         (0.32)           (0.40)          (0.45)          (0.51)          (0.41)     (0.25)
                                       -----------      -----------     -----------     -----------     -----------  ---------
Net asset value, end of period .....   $      8.54      $      8.82     $      8.59     $      8.45     $      8.54  $    8.28
                                       ===========      ===========     ===========     ===========     ===========  =========
Total Return: ......................          0.45%            7.66%           7.19%           5.09%           8.36%     (5.47)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     2,642      $     1,841     $     1,845     $     1,486     $     1,172  $     671
Ratio of expenses to average
  net assets .......................          1.71%(3)         1.70%           1.71%           1.68%           2.01%      1.75%(3)
Ratio of net income to
  average net assets ...............          3.75%(3)         3.87%           4.23%           4.39%           4.40%      4.40%(3)
Portfolio turnover rate ............          3.62%           23.60%          10.98%          19.62%          20.48%     10.06%(4)

MINNESOTA FUND

Per Share Data:*
Net asset value, beginning
  of period ........................   $      7.98      $      7.79     $      7.68     $      7.82     $      7.73  $    8.22
                                       -----------      -----------     -----------     -----------     -----------  ---------
Income from investment operations:
  Net investment income ............          0.15             0.31            0.33            0.35            0.38       0.25
  Net gains or losses on securities
    (both realized and unrealized) .         (0.08)            0.20            0.11           (0.12)           0.10      (0.49)
                                       -----------      -----------     -----------     -----------     -----------  ---------
Total from investment operations ...          0.07             0.51            0.44            0.23            0.48      (0.24)
                                       -----------      -----------     -----------     -----------     -----------  ---------
Less distributions:
  Dividends (from net
    investment income) .............         (0.15)           (0.31)          (0.33)          (0.35)          (0.38)     (0.25)
  Distributions (from capital gains).        (0.10)           (0.01)             --           (0.02)          (0.01)        --
                                       -----------      -----------     -----------     -----------     -----------  ---------
Total distributions ................         (0.25)           (0.32)          (0.33)          (0.37)          (0.39)     (0.25)
                                       -----------      -----------     -----------     -----------     -----------  ---------
Net asset value, end of period .....   $      7.80      $      7.98     $      7.79     $      7.68     $      7.82  $    7.73
                                       ===========      ===========     ===========     ===========     ===========  =========
Total Return: ......................          0.82%            6.71%           5.89%           3.06%           6.45%     (3.08)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     2,113      $     2,103     $     1,799     $     2,036     $     2,237  $   1,649
Ratio of expenses to average
  net assets .......................          1.74%(3)         1.72%           1.75%           1.71%           1.85%      1.74%(3)
Ratio of net income to
  average net assets ...............          3.74%(3)         3.96%           4.31%           4.57%           4.92%      4.68%(3)
Portfolio turnover rate ............          4.65%           21.86%           6.88%          26.89%           5.57%      3.30%(4)

----------
See footnotes on page 60.

MISSOURI FUND
                                                                                 CLASS A
                                       ------------------------------------------------------------------------------------------
                                         Six Months                           Year ended September 30,
                                         ----------   ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999             1998            1997            1996            1995          1994
                                       -----------      -----------     -----------     -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.03      $      7.82     $      7.71     $      7.70     $      7.41   $      8.31
                                       -----------      -----------     -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income** ..........          0.17             0.36            0.38            0.39            0.40          0.40
  Net gains or losses on securities
    (both realized and unrealized) .         (0.14)            0.28            0.19            0.08            0.36         (0.79)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total from investment operations ...          0.03             0.64            0.57            0.47            0.76         (0.39)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.17)           (0.36)          (0.38)          (0.39)          (0.40)        (0.40)
  Distributions (from capital gains)..       (0.12)           (0.07)          (0.08)          (0.07)          (0.07)        (0.11)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total distributions ................         (0.29)           (0.43)          (0.46)          (0.46)          (0.47)        (0.51)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Net asset value, end of period .....   $      7.77      $      8.03     $      7.82     $      7.71     $      7.70   $      7.41
                                       ===========      ===========     ===========     ===========     ===========   ===========
Total Return: ......................          0.38%            8.41%           7.70%           6.27%          10.67%        (4.85)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    48,944      $    49,949     $    52,766     $    49,941     $    51,169   $    52,621
Ratio of expenses to average
  net assets** .....................          0.90%(3)         0.89%           0.89%           0.86%           0.88%         0.74%
Ratio of net income to
  average net assets** .............          4.39%(3)         4.59%           4.93%           5.03%           5.31%         5.18%
Portfolio turnover rate ............          1.49%           21.26%           6.47%           8.04%           3.88%        14.33%

NEW JERSEY FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      7.78      $      7.56     $      7.60     $      7.59     $      7.40   $      8.24
                                       -----------      -----------     -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income** ..........          0.16             0.35            0.36            0.39            0.39          0.41
  Net gains or losses on securities
    (both realized and unrealized) .         (0.10)            0.30            0.21            0.01            0.29         (0.74)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total from investment operations ...          0.06             0.65            0.57            0.40            0.68         (0.33)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.16)           (0.35)          (0.36)          (0.39)          (0.39)        (0.41)
  Distributions (from capital gains)..       (0.10)           (0.08)          (0.25)             --           (0.10)        (0.10)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total distributions ................         (0.26)           (0.43)          (0.61)          (0.39)          (0.49)        (0.51)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Net asset value, end of period .....   $      7.58      $      7.78     $      7.56     $      7.60     $      7.59   $      7.40
                                       ===========      ===========     ===========     ===========     ===========   ===========
Total Return: ......................          0.77%            8.87%           7.96%           5.37%           9.77%        (4.25)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    57,861      $    61,739     $    62,597     $    66,293     $    73,561   $    73,942
Ratio of expenses to average
  net assets** .....................          1.07%(3)         1.02%           1.06%           1.02%           1.01%         0.90%
Ratio of net income to
  average net assets** .............          4.27%(3)         4.54%           4.90%           5.06%           5.29%         5.24%
Portfolio turnover rate ............            --            23.37%          20.22%          25.65%           4.66%        12.13%

MISSOURI FUND
                                                                                    CLASS D
                                       ----------------------------------------------------------------------------------------
                                       Six Months                             Year ended September 30,
                                       ----------  ----------------------------------------------------------------------------
                                         ended
                                         -----
                                       March 31,
                                       ---------                                                                      2/1/94(1)
                                          1999            1998            1997            1996            1995      to  9/30/94
                                      -----------     -----------     -----------     -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................  $      8.03     $      7.82     $      7.72     $      7.70     $      7.41   $      8.20
                                      -----------     -----------     -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income** ..........         0.14            0.29            0.31            0.32            0.32          0.22
  Net gains or losses on securities
    (both realized and unrealized) .        (0.14)           0.28            0.18            0.09            0.36         (0.79)
                                      -----------     -----------     -----------     -----------     -----------   -----------
Total from investment operations ...           --            0.57            0.49            0.41            0.68         (0.57)
                                      -----------     -----------     -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............        (0.14)          (0.29)          (0.31)          (0.32)          (0.32)        (0.22)
  Distributions (from capital gains)..      (0.12)          (0.07)          (0.08)          (0.07)          (0.07)           --
                                      -----------     -----------     -----------     -----------     -----------   -----------
Total distributions ................        (0.26)          (0.36)          (0.39)          (0.39)          (0.39)        (0.22)
                                      -----------     -----------     -----------     -----------     -----------   -----------
Net asset value, end of period .....  $      7.77     $      8.03     $      7.82     $      7.72     $      7.70   $      7.41
                                      ===========     ===========     ===========     ===========     ===========   ===========
Total Return: ......................        (0.07)%          7.45%           6.60%           5.46%           9.49%        (7.16)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................  $       626     $       418     $       474     $       565     $       515   $       350
Ratio of expenses to average
  net assets** .....................         1.80%(3)        1.79%           1.80%           1.76%           1.98%         1.70%(3)
Ratio of net income to
  average net assets** .............         3.49%(3)        3.69%           4.02%           4.13%           4.23%         4.27%(3)
Portfolio turnover rate ............         1.49%          21.26%           6.47%           8.04%           3.88%        14.33%(4)

NEW JERSEY FUND
Per Share Data:*
Net asset value, beginning
  of period ........................  $      7.86     $      7.64     $      7.68     $      7.67     $      7.48   $      8.14
                                      -----------     -----------     -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income** ..........         0.14            0.29            0.31            0.33            0.33          0.23
  Net gains or losses on securities
    (both realized and unrealized) .        (0.09)           0.30            0.21            0.01            0.29         (0.66)
                                      -----------     -----------     -----------     -----------     -----------   -----------
Total from investment operations ...         0.05            0.59            0.52            0.34            0.62         (0.43)
                                      -----------     -----------     -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............        (0.14)          (0.29)          (0.31)          (0.33)          (0.33)        (0.23)
  Distributions (from capital gains)..      (0.10)          (0.08)          (0.25)             --           (0.10)           --
                                      -----------     -----------     -----------     -----------     -----------   -----------
Total distributions ................        (0.24)          (0.37)          (0.56)          (0.33)          (0.43)        (0.23)
                                      -----------     -----------     -----------     -----------     -----------   -----------
Net asset value, end of period .....  $      7.67     $      7.86     $      7.64     $      7.68     $      7.67   $      7.48
                                      ===========     ===========     ===========     ===========     ===========   ===========
Total Return: ......................         0.54%           7.97%           7.10%           4.56%           8.79%        (5.47)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................  $     1,795     $     1,582     $     1,282     $     1,152     $     1,190   $       986
Ratio of expenses to average
  net assets** .....................         1.82%(3)        1.80%           1.83%           1.79%           1.89%         1.75%(3)
Ratio of net income to
  average net assets** .............         3.52%(3)        3.76%           4.13%           4.29%           4.45%         4.37%(3)
Portfolio turnover rate ............           --           23.37%          20.22%          25.65%           4.66%        12.13%(4)

----------
See footnotes on page 60.

NEW YORK FUND
                                                                                   CLASS A
                                       ------------------------------------------------------------------------------------------
                                         Six Months                           Year ended September 30,
                                         ----------    --------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999             1998            1997            1996            1995          1994
                                       -----------      -----------     -----------     -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.60      $      8.28     $      7.98     $      7.86     $      7.67   $      8.75
                                       -----------      -----------     -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income ............          0.19             0.40            0.41            0.42            0.42          0.43
  Net gains or losses on securities
    (both realized and unrealized) .         (0.15)            0.40            0.32            0.12            0.36         (0.88)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total from investment operations ...          0.04             0.80            0.73            0.54            0.78         (0.45)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.19)           (0.40)          (0.41)          (0.42)          (0.42)        (0.43)
  Distributions (from capital gains)..       (0.21)           (0.08)          (0.02)             --           (0.17)        (0.20)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total distributions ................         (0.40)           (0.48)          (0.43)          (0.42)          (0.59)        (0.63)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Net asset value, end of period .....   $      8.24      $      8.60     $      8.28     $      7.98     $      7.86   $      7.67
                                       ===========      ===========     ===========     ===========     ===========   ===========
Total Return: ......................          0.42%           10.02%           9.45%           6.97%          10.93%        (5.37)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    84,971      $    84,822     $    83,528     $    82,719     $    83,980   $    90,914
Ratio of expenses to average
  net assets .......................          0.82%(3)         0.81%           0.82%           0.77%           0.88%         0.87%
Ratio of net income to
  average net assets ...............          4.51%(3)         4.74%           5.09%           5.24%           5.52%         5.31%
Portfolio turnover rate ............          4.57%           39.85%          23.83%          25.88%          34.05%        28.19%

NORTH CAROLINA FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.30      $      8.05     $      7.84     $      7.74     $      7.30   $      8.22
                                       -----------      -----------     -----------     -----------     -----------   -----------
Income from investment operations:
  Net investment income** ..........          0.17             0.36            0.37            0.37            0.39          0.41
  Net gains or losses on securities
    (both realized and unrealized) .         (0.11)            0.31            0.24            0.11            0.45         (0.87)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total from investment operations ...          0.06             0.67            0.61            0.48            0.84         (0.46)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.17)           (0.36)          (0.37)          (0.37)          (0.39)        (0.41)
  Distributions (from capital gains)..       (0.12)           (0.06)          (0.03)          (0.01)          (0.01)        (0.05)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Total distributions ................         (0.29)           (0.42)          (0.40)          (0.38)          (0.40)        (0.46)
                                       -----------      -----------     -----------     -----------     -----------   -----------
Net asset value, end of period .....   $      8.07      $      8.30     $      8.05     $      7.84     $      7.74   $      7.30
                                       ===========      ===========     ===========     ===========     ===========   ===========
Total Return: ......................          0.74%            8.60%           8.01%           6.39%          11.92%        (5.80)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    30,819      $    32,358     $    32,684     $    35,934     $    37,446   $    38,920
Ratio of expenses to average
  net assets** .....................          1.08%(3)         1.05%           1.09%           1.05%           0.82%         0.44%
Ratio of net income to
  average net assets** .............          4.28%(3)         4.41%           4.66%           4.75%           5.21%         5.29%
Portfolio turnover rate ............            --            20.37%          13.04%          15.12%           4.38%        15.61%

                                                                                CLASS D
                                       -----------------------------------------------------------------------------------------
                                       Six Months                            Year ended September 30,
                                       ----------  -----------------------------------------------------------------------------
                                         ended
                                         -----
                                       March 31,
                                       ---------                                                                       2/1/94(1)
                                          1999             1998          1997            1996            1995        to  9/30/94
                                      -----------      -----------   -----------     -----------     -----------     -----------
Per Share Data:*
Net asset value, beginning
  of period ........................  $      8.60      $      8.29   $      7.98     $      7.87     $      7.67     $    8.55
                                      -----------      -----------   -----------     -----------     -----------     ---------
Income from investment operations:
  Net investment income ............         0.15             0.32          0.34            0.34            0.34          0.23
  Net gains or losses on securities
    (both realized and unrealized) .        (0.14)            0.39          0.33            0.11            0.37         (0.88)
                                      -----------      -----------   -----------     -----------     -----------     ---------
Total from investment operations ...         0.01             0.71          0.67            0.45            0.71         (0.65)
                                      -----------      -----------   -----------     -----------     -----------     ---------
Less distributions:
  Dividends (from net
    investment income) .............        (0.15)           (0.32)        (0.34)          (0.34)          (0.34)        (0.23)
  Distributions (from capital gains)..      (0.21)           (0.08)        (0.02)             --           (0.17)           --
                                      -----------      -----------   -----------     -----------     -----------     ---------
Total distributions ................        (0.36)           (0.40)        (0.36)          (0.34)          (0.51)        (0.23)
                                      -----------      -----------   -----------     -----------     -----------     ---------
Net asset value, end of period .....  $      8.25      $      8.60   $      8.29     $      7.98     $      7.87     $    7.67
                                      ===========      ===========   ===========     ===========     ===========     =========
Total Return: ......................         0.09%            8.88%         8.60%           5.86%           9.87%        (7.73)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................  $     3.297      $     2,182   $     1,572     $     1,152     $       885     $     476
Ratio of expenses to average
  net assets .......................         1.72%(3)         1.72%         1.73%           1.68%           1.96%         1.81%(3)
Ratio of net income to
  average net assets ...............         3.61%(3)         3.83%         4.18%           4.33%           4.42%         4.39%(3)
Portfolio turnover rate ............         4.57%           39.85%        23.83%          25.88%          34.05%        28.19%(4)

NORTH CAROLINA FUND

Per Share Data:*
Net asset value, beginning
  of period ........................  $      8.30      $      8.05   $      7.83     $      7.74     $      7.29     $    8.17
                                      -----------      -----------   -----------     -----------     -----------     ---------
Income from investment operations:
  Net investment income** ..........         0.14             0.30          0.31            0.31            0.33          0.23
  Net gains or losses on securities
    (both realized and unrealized) .        (0.12)            0.31          0.25            0.10            0.46         (0.88)
                                      -----------      -----------   -----------     -----------     -----------     ---------
Total from investment operations ...         0.02             0.61          0.56            0.41            0.79         (0.65)
                                      -----------      -----------   -----------     -----------     -----------     ---------
Less distributions:
  Dividends (from net
    investment income) .............        (0.14)           (0.30)        (0.31)          (0.31)          (0.33)        (0.23)
  Distributions (from capital gains)..      (0.12)           (0.06)        (0.03)          (0.01)          (0.01)           --
                                      -----------      -----------   -----------     -----------     -----------     ---------
Total distributions ................        (0.26)           (0.36)        (0.34)          (0.32)          (0.34)        (0.23)
                                      -----------      -----------   -----------     -----------     -----------     ---------
Net asset value, end of period .....  $      8.06      $      8.30   $      8.05     $      7.83     $      7.74     $    7.29
                                      ===========      ===========   ===========     ===========     ===========     =========
Total Return: ......................         0.24%            7.77%         7.33%           5.45%          11.19%        (8.15)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................  $     1,529      $     1,456   $     1,217     $     1,232     $     1,257     $   1,282
Ratio of expenses to average
  net assets** .....................         1.83%(3)         1.82%         1.85%           1.81%           1.64%         1.27%(3)
Ratio of net income to
  average net assets** .............         3.53%(3)         3.64%         3.90%           3.99%           4.42%         4.49%(3)
Portfolio turnover rate ............           --            20.37%        13.04%          15.12%           4.38%        15.61%(4)

----------
See footnotes on page 60.

OHIO FUND
                                                                                 CLASS A
                                       ------------------------------------------------------------------------------------------
                                         Six Months                           Year ended September 30,
                                         ----------   ---------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999             1998            1997            1996            1995          1994
                                       -----------      -----------     -----------     -----------     -----------     ---------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.37      $      8.19     $      8.09     $      8.11     $      7.90     $    8.77
                                       -----------      -----------     -----------     -----------     -----------     ---------
Income from investment operations:
  Net investment income ............          0.19             0.40            0.42            0.43            0.44          0.44
  Net gains or losses on securities
    (both realized and unrealized) .         (0.13)            0.29            0.17            0.02            0.28         (0.70)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Total from investment operations ...          0.06             0.69            0.59            0.45            0.72         (0.26)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Less distributions:
  Dividends (from net
    investment income) .............         (0.19)           (0.40)          (0.42)          (0.43)          (0.44)        (0.44)
  Distributions (from capital gains)..       (0.13)           (0.11)          (0.07)          (0.04)          (0.07)        (0.17)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Total distributions ................         (0.32)           (0.51)          (0.49)          (0.47)          (0.51)        (0.61)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Net asset value, end of period .....   $      8.11      $      8.37     $      8.19     $      8.09     $      8.11     $    7.90
                                       ===========      ===========     ===========     ===========     ===========     =========
Total Return: ......................          0.80%            8.77%           7.54%           5.68%           9.59%        (3.08)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $   149,197      $   153,126     $   154,419     $   162,243     $   170,191     $ 171,469
Ratio of expenses to average
  net assets .......................          0.81%(3)         0.78%           0.81%           0.77%           0.84%         0.84%
Ratio of net income to
  average net assets ...............          4.73%(3)         4.92%           5.19%           5.32%           5.56%         5.34%
Portfolio turnover rate ............          0.68%           24.74%          11.76%          12.90%           2.96%         9.37%


OREGON FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.05      $      7.87     $      7.65     $      7.66     $      7.43     $    8.08
                                       -----------      -----------     -----------     -----------     -----------     ---------
Income from investment operations:
  Net investment income** ..........          0.17             0.36            0.38            0.40            0.40          0.40
  Net gains or losses on securities
    (both realized and unrealized) .         (0.08)            0.28            0.26              --            0.25         (0.59)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Total from investment operations ...          0.09             0.64            0.64            0.40            0.65         (0.19)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Less distributions:
  Dividends (from net
    investment income) .............         (0.17)           (0.36)          (0.38)          (0.40)          (0.40)        (0.40)
  Distributions (from capital gains)..       (0.05)           (0.10)          (0.04)          (0.01)          (0.02)        (0.06)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Total distributions ................         (0.22)           (0.46)          (0.42)          (0.41)          (0.42)        (0.46)
                                       -----------      -----------     -----------     -----------     -----------     ---------
Net asset value, end of period .....   $      7.92      $      8.05     $      7.87     $      7.65     $      7.66     $    7.43
                                       ===========      ===========     ===========     ===========     ===========     =========
Total Return: ......................          1.18%            8.48%           8.60%           5.27%           9.05%        (2.38)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    57,957      $    57,601     $    55,239     $    57,345     $    59,549     $  59,884
Ratio of expenses to average
  net assets** .....................          0.88%(3)         0.88%           0.90%           0.86%           0.86%         0.78%
Ratio of net income to
  average net assets** .............          4.41%(3)         4.60%           4.88%           5.18%           5.40%         5.20%
Portfolio turnover rate ............          6.76%           12.62%          19.46%          28.65%           2.47%         9.43%

OHIO FUND
                                                                                   CLASS D
                                        ---------------------------------------------------------------------------------------
                                        Six Months                              Year ended September 30,
                                        ----------  ---------------------------------------------------------------------------
                                          ended
                                          -----
                                        March 31,
                                        ---------                                                                     2/1/94(1)
                                           1999             1998            1997          1996            1995      to  9/30/94
                                       -----------      -----------     -----------   -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.41      $      8.23     $      8.13   $      8.15     $      7.92   $      8.61
                                       -----------      -----------     -----------   -----------     -----------   -----------
Income from investment operations:
  Net investment income ............          0.16             0.33            0.35          0.36            0.36          0.24
  Net gains or losses on securities
    (both realized and unrealized) .         (0.13)            0.29            0.17          0.02            0.30         (0.69)
                                       -----------      -----------     -----------   -----------     -----------   -----------
Total from investment operations ...          0.03             0.62            0.52          0.38            0.66         (0.45)
                                       -----------      -----------     -----------   -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.16)           (0.33)          (0.35)        (0.36)          (0.36)        (0.24)
  Distributions (from capital gains)..       (0.13)           (0.11)          (0.07)        (0.04)          (0.07)           --
                                       -----------      -----------     -----------   -----------     -----------   -----------
Total distributions ................         (0.29)           (0.44)          (0.42)        (0.40)          (0.43)        (0.24)
                                       -----------      -----------     -----------   -----------     -----------   -----------
Net asset value, end of period .....   $      8.15      $      8.41     $      8.23   $      8.13     $      8.15   $      7.92
                                       ===========      ===========     ===========   ===========     ===========   ===========
Total Return: ......................          0.36%            7.78%           6.57%         4.74%           8.67%        (5.36)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     1,649      $     1,103     $     1,160   $     1,011     $       660   $       324
Ratio of expenses to average
  net assets .......................          1.71%(3)         1.69%           1.71%         1.67%           1.93%         1.78%(3)
Ratio of net income to
  average net assets ...............          3.83%(3)         4.01%           4.29%         4.42%           4.48%         4.41%(3)
Portfolio turnover rate ............          0.68%           24.74%          11.76%        12.90%           2.96%         9.37%(4)

OREGON FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.04      $      7.87     $      7.64   $      7.65     $      7.43   $      8.02
                                       -----------      -----------     -----------   -----------     -----------   -----------
Income from investment operations:
  Net investment income** ..........          0.14             0.29            0.31          0.33            0.33          0.22
  Net gains or losses on securities
    (both realized and unrealized) .         (0.08)            0.27            0.27            --            0.24         (0.59)
                                       -----------      -----------     -----------   -----------     -----------   -----------
Total from investment operations ...          0.06             0.56            0.58          0.33            0.57         (0.37)
                                       -----------      -----------     -----------   -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.14)           (0.29)          (0.31)        (0.33)          (0.33)        (0.22)
  Distributions (from capital gains)..       (0.05)           (0.10)          (0.04)        (0.01)          (0.02)           --
                                       -----------      -----------     -----------   -----------     -----------   -----------
Total distributions ................         (0.19)           (0.39)          (0.35)        (0.34)          (0.35)        (0.22)
                                       -----------      -----------     -----------   -----------     -----------   -----------
Net asset value, end of period .....   $      7.91      $      8.04     $      7.87   $      7.64     $      7.65   $      7.43
                                       ===========      ===========     ===========   ===========     ===========   ===========
Total Return: ......................          0.73%            7.37%           7.77%         4.33%           7.86%        (4.76)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $     2,778      $     2,650     $     1,678   $     1,540     $     1,495   $       843
Ratio of expenses to average
  net assets** .....................          1.78%(3)         1.79%           1.80%         1.76%           1.83%         1.72%(3)
Ratio of net income to
  average net assets** .............          3.51%(3)         3.69%           3.98%         4.28%           4.41%         4.32%(3)
Portfolio turnover rate ............          6.76%           12.62%          19.46%        28.65%           2.47%         9.43%(4)

----------
See footnotes on page 60.

PENNSYLVANIA FUND
                                                                                   CLASS A
                                       ------------------------------------------------------------------------------------------
                                         Six Months                             Year ended September 30,
                                         ----------    --------------------------------------------------------------------------
                                           ended
                                           -----
                                          March 31,
                                          ---------
                                           1999               1998            1997          1996            1995          1994
                                       -----------        -----------     -----------   -----------     -----------   -----------
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.24        $      7.96     $      7.82   $      7.79     $      7.55   $      8.61
                                       -----------        -----------     -----------   -----------     -----------   -----------
Income from investment operations:
  Net investment income ............          0.17               0.35            0.36          0.38            0.38          0.39
  Net gains or losses on securities
    (both realized and unrealized) .         (0.11)              0.36            0.24          0.12            0.37         (0.80)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Total from investment operations ...          0.06               0.71            0.60          0.50            0.75         (0.41)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.17)             (0.35)          (0.36)        (0.38)          (0.38)        (0.39)
  Distributions (from capital gains)..       (0.15)             (0.08)          (0.10)        (0.09)          (0.13)        (0.26)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Total distributions ................         (0.32)             (0.43)          (0.46)        (0.47)          (0.51)        (0.65)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Net asset value, end of period .....   $      7.98        $      8.24     $      7.96   $      7.82     $      7.79   $      7.55
                                       ===========        ===========     ===========   ===========     ===========   ===========
Total Return: ......................          0.68%              9.20%           7.89%         6.57%          10.55%        (5.00)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $    28,151        $    29,582     $    30,092   $    31,139     $    33,251   $    34,943
Ratio of expenses to average
  net assets .......................          1.23%(3)           1.19%           1.19%         1.11%           1.21%         1.16%
Ratio of net income to
  average net assets ...............          4.14%(3)           4.34%           4.60%         4.82%           5.05%         4.91%
Portfolio turnover rate ............          3.19%             13.05%          32.99%         4.56%          11.78%         7.71%

SOUTH CAROLINA FUND
Per Share Data:*
Net asset value, beginning
  of period ........................   $      8.38        $      8.16     $      8.07   $      7.97     $      7.61   $      8.52
                                       -----------        -----------     -----------   -----------     -----------   -----------
Income from investment operations:
  Net investment income ............          0.19               0.39            0.40          0.41            0.41          0.41
  Net gains or losses on securities
    (both realized and unrealized) .         (0.13)              0.29            0.22          0.12            0.37         (0.79)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Total from investment operations ...          0.06               0.68            0.62          0.53            0.78         (0.38)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Less distributions:
  Dividends (from net
    investment income) .............         (0.19)             (0.39)          (0.40)        (0.41)          (0.41)        (0.41)
  Distributions (from capital gains)..       (0.07)             (0.07)          (0.13)        (0.02)          (0.01)        (0.12)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Total distributions ................         (0.26)             (0.46)          (0.53)        (0.43)          (0.42)        (0.53)
                                       -----------        -----------     -----------   -----------     -----------   -----------
Net asset value, end of period .....   $      8.18        $      8.38     $      8.16   $      8.07     $      7.97   $      7.61
                                       ===========        ===========     ===========   ===========     ===========   ===========
Total Return: ......................          0.63%              8.66%           7.99%         6.82%          10.69%        (4.61)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................   $   104,543        $   106,328     $   101,018   $   108,163     $   112,421   $   115,133
Ratio of expenses to average
  net assets .......................          0.83%(3)           0.80%           0.84%         0.80%           0.88%         0.83%
Ratio of net income to
  average net assets ...............          4.53%(3)           4.74%           5.04%         5.15%           5.38%         5.12%
Portfolio turnover rate ............          1.50%             16.63%             --         20.66%           4.13%         1.81%

PENNSYLVANIA FUND
                                                                                  CLASS D
                                       ----------------------------------------------------------------------------------------
                                       Six Months                              Year ended September 30,
                                       ----------  ----------------------------------------------------------------------------
                                         ended
                                         -----
                                       March 31,
                                       ---------                                                                      2/1/94(1)
                                          1999               1998          1997            1996            1995     to  9/30/94
                                       ----------        -----------   -----------     -----------     -----------  -----------
Per Share Data:*
Net asset value, beginning
  of period ........................         8.23        $      7.95   $      7.81     $      7.78     $      7.54  $      8.37
                                       ----------        -----------   -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............         0.14               0.29          0.30            0.32            0.31         0.22
  Net gains or losses on securities
    (both realized and unrealized) .        (0.11)              0.36          0.24            0.12            0.37        (0.83)
                                       ----------        -----------   -----------     -----------     -----------  -----------
Total from investment operations ...         0.03               0.65          0.54            0.44            0.68        (0.61)
                                       ----------        -----------   -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............        (0.14)             (0.29)        (0.30)          (0.32)          (0.31)       (0.22)
  Distributions (from capital gains)..      (0.15)             (0.08)        (0.10)          (0.09)          (0.13)          --
                                       ----------        -----------   -----------     -----------     -----------  -----------
Total distributions ................        (0.29)             (0.37)        (0.40)          (0.41)          (0.44)       (0.22)
                                       ----------        -----------   -----------     -----------     -----------  -----------
Net asset value, end of period .....         7.97        $      8.23   $      7.95     $      7.81     $      7.78  $      7.54
                                       ==========        ===========   ===========     ===========     ===========  ===========
Total Return: ......................         0.30%              8.36%         7.07%           5.76%           9.53%       (7.50)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................          937        $       607   $       816     $       876     $       426  $        43
Ratio of expenses to average
  net assets .......................         1.98%(3)           1.97%         1.96%           1.88%           2.23%        2.00%(3)
Ratio of net income to
  average net assets ...............         3.39%(3)           3.56%         3.83%           4.05%           4.10%        4.20%(3)
Portfolio turnover rate ............         3.19%             13.05%        32.99%           4.56%          11.78%        7.71%(4)

SOUTH CAROLINA FUND
Per Share Data:*
Net asset value, beginning
  of period ........................         8.38        $      8.16   $      8.06     $      7.97     $      7.61  $      8.42
                                       ----------        -----------   -----------     -----------     -----------  -----------
Income from investment operations:
  Net investment income ............         0.15               0.31          0.33            0.34            0.34         0.22
  Net gains or losses on securities
    (both realized and unrealized) .        (0.13)              0.29          0.23            0.11            0.37        (0.81)
                                       ----------        -----------   -----------     -----------     -----------  -----------
Total from investment operations ...         0.02               0.60          0.56            0.45            0.71        (0.59)
                                       ----------        -----------   -----------     -----------     -----------  -----------
Less distributions:
  Dividends (from net
    investment income) .............        (0.15)             (0.31)        (0.33)          (0.34)          (0.34)       (0.22)
  Distributions (from capital gains)..      (0.07)             (0.07)        (0.13)          (0.02)          (0.01)          --
                                       ----------        -----------   -----------     -----------     -----------  -----------
Total distributions ................        (0.22)             (0.38)        (0.46)          (0.36)          (0.35)       (0.22)
                                       ----------        -----------   -----------     -----------     -----------  -----------
Net asset value, end of period .....         8.18        $      8.38   $      8.16     $      8.06     $      7.97  $      7.61
                                       ==========        ===========   ===========     ===========     ===========  ===========
Total Return: ......................         0.18%              7.68%         7.15%           5.73%           9.63%       (7.14)%(2)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...................        6,481        $     5,594   $     3,663     $     2,714     $     1,704  $     1,478
Ratio of expenses to average
  net assets .......................         1.73%(3)           1.71%         1.75%           1.70%           1.85%        1.74%(3)
Ratio of net income to
  average net assets ...............         3.63%(3)           3.83%         4.13%           4.25%           4.40%        4.29%(3)
Portfolio turnover rate ............         1.50%             16.63%           --           20.66%           4.13%        1.81%(4)


----------
*     Per share amounts are based on average shares outstanding.

** For periods prior to 1996 (1997 for the Florida Fund and the North Carolina Fund), Seligman voluntarily waived a portion of its management fee. These amounts reflect the effect of the waivers.

(1)   Commencement of offering of Class D shares.

(2)   Not annualized.

(3)   Annualized.

(4)   For the year ended September 30, 1994.

How to Contact Us

The Fund                Write:     Corporate Communications/
                                   Investor Relations Department
                                   J. & W. Seligman & Co. Incorporated
                                   100 Park Avenue, New York, NY 10017

                        Phone:     Toll-Free (800) 221-7844 in the US or
                                   (212) 850-1864 outside the US

                        Website:   http://www.seligman.com

Your Regular
(Non-Retirement)
Account                 Write:     Shareholder Services Department
                                   Seligman Data Corp.
                                   100 Park Avenue, New York, NY 10017

                        Phone:     Toll-Free (800) 221-2450 in the US or
                                   (212) 682-7600 outside the US

                        Website:   http://www.seligman.com

--------------------------------------------------------------------------------
24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

For More Information

--------------------------------------------------------------------------------
The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBERS: Seligman Municipal Fund Series, Inc.: 811-3828
                  Seligman Municipal Series Trust: 811-4250
                  Seligman New Jersey Municipal Fund, Inc.: 811-5126 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,
                   Ohio Fund, Oregon Fund, South Carolina Fund


                       Statement of Additional Information

                                  June 1, 1999


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated June 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report and Mid-Year Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. The Annual Report and Mid-Year Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

   Fund History .........................................................  2
   Description of the Funds and Their Investments and Risks .............  2
   Management of the Funds ..............................................  7
   Control Persons and Principal Holders of Securities...................  12
   Investment Advisory and Other Services ...............................  13
   Brokerage Allocation and Other Practices .............................  21
   Capital Stock and Other Securities ...................................  22
   Purchase, Redemption, and Pricing of Shares ..........................  22
   Taxation of the Funds ................................................  28
   Underwriters..........................................................  37
   Calculation of Performance Data ......................................  39
   Financial Statements..................................................  47
   General Information...................................................  47
   Appendix A ...........................................................  47
   Appendix B............................................................  51
   Appendix C............................................................  90

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and Their Investments and Risks

Classification

Seligman Municipal Fund Series, Inc. is a non-diversified, open-end management investment company, or mutual fund. It consists of thirteen separate series:

National Municipal Series (National Fund)
Colorado Municipal Series (Colorado Fund)
Georgia Municipal Series (Georgia Fund)
Louisiana Municipal Series (Louisiana Fund)
Maryland Municipal Series (Maryland Fund)
Massachusetts Municipal Series (Massachusetts Fund)
Michigan Municipal Series (Michigan Fund)
Minnesota Municipal Series (Minnesota Fund)
Missouri Municipal Series (Missouri Fund)
New York Municipal Series (New York Fund)
Ohio Municipal Series (Ohio Fund)
Oregon Municipal Series (Oregon Fund)
South Carolina Municipal Series (South Carolina Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Each Fund, with respect to 75% of its assets, will not purchase any revenue bonds if as a result of such purchase more than 5% of such Fund's assets would be invested in the revenue bonds of a single issuer.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund.

Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors;

- Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

-    Purchase or sell commodities or commodity contracts; or

- Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular state personal income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for each Fund for the fiscal years ended September 30, 1998 and 1997 were: National
- 18.00% and 20.63%; Colorado - 28.66% and 3.99%; Georgia - 2.92% and 12.28%;
Louisiana - 15.72%and 16.08%; Maryland - 7.59% and 14.79%, Massachusetts - 13.41% and 29.26%, Michigan - 23.60% and 10.98%; Minnesota - 21.86% and 6.88%;
Missouri - 21.26% and 6.47%; New York - 39.85% and 23.83%; Ohio - 24.74% and
11.76%; Oregon - 12.62% and 19.46%; and South Carolina - 16.63% and 0.00%. The
fluctuation in portfolio turnover rates of certain Funds in fiscal years 1998 and 1997 resulted from conditions in the specific state and/or the market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Directors and officers of the Funds, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                                 Principal
          (Age) and                   Position(s) Held                         Occupation(s) During
           Address                       with Fund                                Past 5 Years
           -------                       ---------                                ------------
      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (61)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; and Director, Seligman Data Corp.,
                                                                 Kerr-McGee Corporation, diversified energy company.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Member of
                                                                 the Board of Governors of the Investment Company
                                                                 Institute and Director, ICI Mutual Insurance Company;
                                                                 Chairman, Seligman Data Corp.; and Director, Seligman
                                                                 Advisors, Inc. and Seligman Services, Inc.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies (except Seligman Cash Management Fund, Inc.);
                                                                 Director, Seligman Henderson Co., and Trustee Emeritus
                                                                 of Colby College. Formerly, Director, Investment
                                                                 Research at Neuberger & Berman from May 1993 to
                                                                 September 1996.

        John R. Galvin           Director                        Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman Emeritus, American
        Packard Avenue,                                          Council on Germany; Governor of the Center for
       Medford, MA 02155                                         Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analysis.  Formerly, Director,
                                                                 USLIFE Corporation, life insurance; Ambassador, U.S.
                                                                 State Department for negotiations in Bosnia;
                                                                 Distinguished Policy Analyst at Ohio State University
                                                                 and Olin Distinguished Professor of National Security
                                                                 Studies at the United States Military Academy.  From
                                                                 June 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

             Name,                                                                 Principal
          (Age) and                   Position(s) Held                         Occupation(s) During
           Address                       with Fund                                Past 5 Years
           -------                       ---------                                ------------
       Alice S. Ilchman          Director                        Retired President, Sarah Lawrence College; Director or
             (64)                                                Trustee, the Seligman Group of investment companies;
      18 Highland Circle                                         Trustee, the Committee for Economic Development; and
     Bronxville, NY 10708                                        Chairman, The Rockefeller Foundation, charitable
                                                                 foundation. Formerly, Trustee, The Markle Foundation,
                                                                 philanthropic organization; and Director, New York
                                                                 Telephone Company and International Research and
                                                                 Exchange Board, intellectual exchanges.

      Frank A. McPherson         Director                        Retired Chairman and Chief Executive Officer of
             (66)                                                Kerr-McGee Corporation; Director or Trustee, the
  2601 Northwest Expressway,                                     Seligman Group of investment companies; Director,
           Suite 805E                                            Kimberly-Clark Corporation, consumer products; Bank
   Oklahoma City, OK 73112                                       of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow           Director                        Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and New York Presbyterian Hospital; Chairman,
                                                                 American Australian Association; and New York
                                                                 Presbyterian Healthcare Network, Inc.; Vice-Chairman,
                                                                 the U.S.-New Zealand Council; and Member of the
                                                                 American Law Institute and Council on Foreign
                                                                 Relations.

        Betsy S. Michel          Director                        Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, The Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

             Name,                                                                 Principal
          (Age) and            Position(s) Held                                Occupation(s) During
           Address                with Fund                                       Past 5 Years
           -------                ---------                                       ------------
        James C. Pitney          Director                        Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
     Park Avenue at Morris                                       investment companies. Formerly, Director, Public
    County, P.O. Box 1945,                                       Service Enterprise Group, public utility.
    Morristown, NJ 07962

       James Q. Riordan          Director                        Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development.  Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer          Director                        Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

       James N. Whitson          Director                        Director and Consultant, Sammons Enterprises, Inc.;
             (64)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive                                       companies; Director, C-SPAN and CommScope, Inc.,
       Dallas, TX 75230                                          manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

       Thomas G. Moles           Vice President and Senior       Director and Managing Director, J. & W. Seligman &
             (56)                Portfolio Manager               Co. Incorporated; Vice President and Senior Portfolio
                                                                 Manager, three other open-end investment companies in
                                                                 the Seligman Group of investment companies; President
                                                                 and Senior Portfolio Manager, Seligman Quality
                                                                 Municipal Fund, Inc. and Seligman Select Municipal
                                                                 Fund, Inc., closed-end investment companies; and
                                                                 Director, Seligman Advisors, Inc. and Seligman
                                                                 Services, Inc.

       Lawrence P. Vogel         Vice President                  Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman Group
                                                                 of investment companies, and Seligman Services, Inc.;
                                                                 and Vice President and Treasurer, Seligman
                                                                 International, Inc.; and Treasurer, Seligman Henderson
                                                                 Co.

             Name,                                                                 Principal
          (Age) and           Position(s) Held                                 Occupation(s) During
           Address               with Fund                                        Past 5 Years
           -------               ---------                                        ------------
        Frank J. Nasta           Secretary                       General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.

        Thomas G. Rose           Treasurer                       Treasurer, the Seligman Group of investment companies
             (41)                                                and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                      Aggregate       Retirement Benefits         from Funds and
            Name and                                Compensation      Accrued as Part of         Fund Complex Paid
       Position with Funds                         from Funds (1)       Fund Expenses           to Directors (1)(2)
       -------------------                         --------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $8,728                 N/A                     $77,000
Alice S. Ilchman, Director                             7,793                 N/A                      70,000
Frank A. McPherson, Director                           8,451                 N/A                      75,000
John E. Merow, Director                                8,324                 N/A                      74,000
Betsy S. Michel, Director                              8,728                 N/A                      77,000
James C. Pitney, Director                              8,059                 N/A                      72,000
James Q. Riordan, Director                             8,059                 N/A                      72,000
Robert L. Shafer, Director                             8,059                 N/A                      72,000
James N. Whitson, Director                             8,728(d)              N/A                      77,000(d)

----------

(1) For the Funds' fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

Seligman Municipal Fund Series, Inc. has a compensation arrangement under which outside directors may elect to defer receiving their fees. Seligman Municipal Fund Series, Inc. has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. &
W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of September 30, 1998 was $35,007.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $70,305 and $51,035, respectively, as of September 30, 1998.

Each Fund may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Deferred Compensation Plan.

Sales Charges

Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendents and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to a Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities


Control Persons

As of May 14, 1999, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of May 14, 1999, the following entities owned of record more than 5% of the outstanding shares of a class of the following Funds:


                                                                            Percentage of Total
                                                                              Outstanding Fund
Name and Address                Fund                       Class                Shares Held
----------------                ----                       -----                -----------
MLPF&S for Sole Benefit of      National                      A                    5.04%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

PaineWebber for Benefit of      National                      D                    6.92%
Ralph and Linda Gaden JTWROS,
3817 Gillon, Dallas, TX 75205

PaineWebber for Benefit of      National                      D                    41.31%
Victor Warren TRUAD for
Victor Warren Trust, 724 s.
Garfield, Hinsdale, IL  60521

MLPF&S for Sole Benefit of      National                      D                    19.62%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

NFSC FEBO Special Acct          Colorado                      A                    6.39%
David Lanoha,
 5250 E. Arapahoe Road,
Littleton, Co 80122

MLPF&S for Sole Benefit of      Colorado                      A                    6.46%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

John and Betty Thompson JTTEN   Colorado                      D                    9.86%
1447 S. Fairfax St.
Denver, CO 80222

MLPF&S for Sole Benefit of      Colorado                      D                    71.99%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Georgia                       A                    19.96%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246


                                                                            Percentage of Total
                                                                              Outstanding Fund
Name and Address                Fund                       Class                Shares Held
----------------                ----                       -----                -----------
Wachovia Securities Inc         Georgia                       D                    11.85%
FBO Accounts
PO Box 1220
Charlotte, NC 28201-1220

MLPF&S for Sole Benefit of      Georgia                       D                    31.11%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Louisiana                     A                    23.63%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

Prudential Securities Inc       Louisiana                     D                    12.55%
FBO Dr. Avery Cook
3405 Holly Hill Rd.
Lake Charles, LA 70605-1318

Post & Co FBO Account           Louisiana                     D                    11.49%
c/o Bank of New York
Attn: Mutual Fund/Reorg
Dept., PO Box 1066 Wall St.
Station, New York, NY 10268

HIBFUND FBO Account             Louisiana                     D                    8.90%
C/o Marshall and Ilsley Trust
Co, PO Box 2977
Milwaukee, WI 5301

Ralph Balentine                 Louisiana                     D                    11.59%
PO Box 3640
Shreveport, LA 7113-3640

MLPF&S for Sole Benefit of      Louisiana                     D                    53.55%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Maryland                      A                    10.05%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

Harry Headley TTEE Harry        Maryland                      D                    16.44%
Headley REV TRUST
21041 Goshen Road
Gaithersburg, MD 20882-4226


                                                                            Percentage of Total
                                                                              Outstanding Fund
Name and Address                Fund                       Class                Shares Held
----------------                ----                       -----                -----------
MLPF&S for Sole Benefit of      Maryland                      D                    18.04%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

Maurice Hurwitz TTEE Maurice    Massachusetts                 D                    32.97%
Hurwitz REV TRUST, 7 Ellis
Drive
Worcester, MA 01609-1438

MLPF&S for Sole Benefit of      Massachusetts                 D                    23.93%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Michigan                      A                    6.11%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

Mark and Lynn Olree JTTEN       Michigan                      D                    6.97%
4330 E. Cleveland St.
Coopersville, MI 49404

Mark and Robert Olree JTTEN,    Michigan                      D                    6.77%
4330 E. Cleveland St.,
Coopersville, MI 49404

PaineWebber for Benefit of      Michigan                      D                    7.83%
Joseph Leone TTEE Joseph
Leone REF LVG TRUST, 6040
Mariner Sands,
Stuart, FL, 34997

MLPF&S for Sole Benefit of      Michigan                      D                    24.19%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

Alvin and Kathleen Burmaster    Minnesota                     D                    5.15%
JTTEN, 514 Prospect Avenue
Cloquet, MN 55720-2333

Hilmer  and Ethel Nelson        Minnesota                     D                    5.97%
TTEES Bradley Nelson, 4 North
Mallard Road, North Oaks, MN
55127


                                                                            Percentage of Total
                                                                              Outstanding Fund
Name and Address                Fund                       Class                Shares Held
----------------                ----                       -----                -----------
Dain Rauscher Incorporated      Minnesota                     D                    7.18%
FBO Curtis and Josephine
Johnson TTEES Josephine
Johnson TRUST, 2529 Lydia
Avenue West, St. Paul, MN
55113

Alice Bisgaard TTEE Alice       Minnesota                     D                    6.52%
Bisgaard REVTR c/o Carol
Davis, 8707 Gaines Avenue,
Orangevale, CA 95662

NorWest Investment Services,    Minnesota                     D                    7.01%
Inc. FBO Account
Northstar Building East
608 Second Avenue, South
Minneapolis, MN 55479-0162

MLPF&S for Sole Benefit of      Minnesota                     D                    25.58%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Missouri                      A                    15.47%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

CIBC World Markets Corp.        Missouri                      D                    5.49%
FBO Account, PO Box 3484
Church Street Station
New York, NY 10008-3484

BHC Securities Inc. FAO         Missouri                      D                    8.39%
Attn Mutual Funds Dept.
One Commerce Square
2005 Market Street, Suite
1200, Philadelphia, PA 19103

BHC Securities Inc. FAO         Missouri                      D                    8.36%
Attn Mutual Funds Dept.
One Commerce Square
2005 Market Street, Suite
1200, Philadelphia, PA 19103

NFSC FEBO ACCOUNTS              Missouri                      D                    9.88%
Scott and Christine Huchinson
12843 Westledge Lane
St. Louis, MO 63131


                                                                            Percentage of Total
                                                                              Outstanding Fund
Name and Address                Fund                       Class                Shares Held
----------------                ----                       -----                -----------
MLPF&S for Sole Benefit of      Missouri                      D                    18.98%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

John and Sharon Churma JT       Missouri                      D                    6.37%
TEN, 7 Briar Patch Drive
Defiance, MO 63341

Lee Tempel                      Missouri                      D                    13.17%
2226 Hickory
St. Louis, MO 63141

MLPF&S for Sole Benefit of      New York                      A                    5.33%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

CIBC World Markets Corp.        New York                      D                    8.16%
FBO Account, PO Box 3484
Church Street Station
New York, NY 10008-3484

PaineWebber for Benefit of      New York                      D                    24.20%
Diana Riklis,
1020 Park Avenue,
New York, NY, 10028

PaineWebber for Benefit of      New York                      D                    5.02%
Nathan and Vivian Lorman
JTWROS, 130 East 63rd Street,
New York, NY 10021

MLPF&S for Sole Benefit of      New York                      D                    31.57%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Ohio                          A                    5.05%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

Raymond James & Assoc Inc       Ohio                          D                    15.43%
For Daniel Gunn TTEE FBO
D.M. Gunn, 844 Hampton Ridge
Drive, Akron, OH 44122

Key Clearing Corp               Ohio                          D                    6.19%
4900 Tiedeman Road
Brooklyn, OH 44122


                                                                            Percentage of Total
                                                                              Outstanding Fund
Name and Address                Fund                       Class                Shares Held
----------------                ----                       -----                -----------
Richard Rice                    Ohio                          D                    8.23%
12700 Lake Avenue
Lakewood, OH 44107

MLPF&S for Sole Benefit of      Ohio                          D                    21.58%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Oregon                        D                    27.58%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      Oregon                        D                    12.11%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      South Carolina                A                    12.85%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246

MLPF&S for Sole Benefit of      South Carolina                D                    28.76%
Customers Attn Fund
Administration, 4800 Deer
Lake Drive East
Jacksonville, FL 32246


Management Ownership

Directors and officers of the Funds as a group owned less than 1% of the Class A and Class D capital stock of the Funds as of May 14, 1999 with the exception of the New York Municipal Fund for which Directors and officers as a group owned 1.88% of the outstanding Class A shares of capital stock.

                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Funds. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix C for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund as well as the percentage such fees represents of each Fund's average daily net assets for the fiscal years ended September 30, 1998, 1997, and 1996.

                                                                  Percentage of
                           Fiscal Year         Management         Average Daily
     Fund                     Ended           Fee Paid( $)       Net Assets (%)
     ----                     -----           ------------       --------------
     National                9/30/98            $522,358              .50%
                             9/30/97             506,520              .50
                             9/30/96             523,545              .50

     Colorado                9/30/98            $236,819              .50
                             9/30/97             254,781              .50
                             9/30/96             267,392              .50

     Georgia                 9/30/98            $253,187              .50
                             9/30/97             261,126              .50
                             9/30/96             285,693              .50

     Louisiana               9/30/98            $283,699              .50
                             9/30/97             283,702              .50
                             9/30/96             301,833              .50

     Maryland                9/30/98            $276,179              .50
                             9/30/97             275,393              .50
                             9/30/96             283,435              .50

     Massachusetts           9/30/98            $545,891              .50
                             9/30/97             551,726              .50
                             9/30/96             571,658              .50

     Michigan                9/30/98            $726,553              .50
                             9/30/97             731,198              .50
                             9/30/96             759,311              .50

     Minnesota               9/30/98            $614,405              .50
                             9/30/97             629,693              .50
                             9/30/96             659,120              .50

     Missouri                9/30/98            $260,574              .50
                             9/30/97             262,926              .50
                             9/30/96             254,770              .50

                                                                  Percentage of
                           Fiscal Year         Management         Average Daily
     Fund                     Ended           Fee Paid( $)       Net Assets (%)
     ----                     -----           ------------       --------------
     New York                9/30/98            $426,872              .50%
                             9/30/97             416,749              .50
                             9/30/96             423,159              .50

     Ohio                    9/30/98            $768,368              .50
                             9/30/97             787,121              .50
                             9/30/96             839,336              .50

     Oregon                  9/30/98            $287,757              .50
                             9/30/97             285,086              .50
                             9/30/96             301,447              .50

     South Carolina          9/30/98            $539,515              .50
                             9/30/97             535,390              .50
                             9/30/96             567,668              .50

The Funds pay all of their expenses other than those assumed by Seligman, including brokerage commissions, if any, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter


Seligman Advisors, Inc. (Seligman Advisors), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.


Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                               Sales Charge      Sales Charge       Reallowance
                                as a % of        as a % of Net       As a % of
Amount of Purchase          Offering Price(1)   Amount Invested   Offering Price
------------------          -----------------   ---------------   --------------
Less than  $ 50,000                4.75%             4.99%             4.25%
$50,000  -  $ 99,999               4.00              4.17              3.50
$100,000  -  $249,999              3.50              3.63              3.00
$250,000  -  $499,999              2.50              2.56              2.25
$500,000  -  $999,999              2.00              2.04              1.75
$1,000,000  and over(2)             0                  0                 0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Class C shares:

                                                                  Regular Dealer
                               Sales Charge      Sales Charge       Reallowance
                                as a % of        as a % of Net       As a % of
Amount of Purchase          Offering Price(1)   Amount Invested   Offering Price
------------------          -----------------   ---------------   --------------
Less than  $100,000                1.00%             1.01%             1.00%
$100,000  -  $249,999              0.50              0.50              0.50
$250,000  -  $1,000,000(2)          0                  0                 0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the Funds' fiscal years ended September 30, 1998, 1997, and 1996, Seligman Services received commissions in the following amounts:


     Fund                             Commissions Paid to
     ----                             -------------------
                                       Seligman Services
                                       -----------------
                                 1998        1997         1996
                                 ----        ----         ----
     National                   $ 192       $ 456      $ 1,736
     Colorado                   2,216       4,678        4,437
     Georgia                    1,654         283          525
     Louisiana                    117          21            0
     Maryland                     366         523        1,251
     Massachusetts                718       1,865          689
     Michigan                     219         515        1,315
     Minnesota                  1,344         594        1,717
     Missouri                     405       1,220        1,754
     New York                   3,453       2,889        2,144
     Ohio                       4,159       1,485        2,276
     Oregon                        45          24          763
     South Carolina            19,615       2,582        2,229

Rule 12b-1 Plan

Seligman Municipal Fund Series, Inc. has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.


Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is permitted to pay quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to .10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from .10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 1998 was as follows:

                                           Total                  % of Average
     Fund                                Fees Paid                 Net Assets
     ----                                ---------                 ----------
     National                            $ 87,412                      .09%
     Colorado                              45,621                      .10
     Georgia                               44,562                      .09
     Louisiana                             54,359                      .10
     Maryland                              47,718                      .09
     Massachusetts                        102,371                      .09
     Michigan                             135,906                      .09
     Minnesota                            115,933                      .09

                                           Total                  % of Average
     Fund                                Fees Paid                 Net Assets
     ----                                ---------                 ----------
     Missouri                            $ 52,242                     .10%
     New York                              74,294                     .09
     Ohio                                 140,954                     .09
     Oregon                                51,836                     .09
     South Carolina                        98,768                     .09


Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The Funds do not pay any 12b-1 fees in respect of Class C shares for the fiscal year ended September 30, 1998 because no Class C shares were issued or outstanding during such period.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund in respect of Class D shares for the fiscal year ended September 30, 1998 was equal to 1% per annum of the average daily net assets of Class D shares as follows:

                                                   Total
             Fund                                Fees Paid
             ----                                ---------
             National                            $ 56,655
             Colorado                               2,667
             Georgia                               27,815
             Louisiana                              5,826
             Maryland                              25,679
             Massachusetts                         13,706
             Michigan                              17,325
             Minnesota                             18,896
             Missouri                               3,940
             New York                              17,902
             Ohio                                  11,760
             Oregon                                19,824
             South Carolina                        44,114

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 1998, Seligman Advisors has incurred the following amounts of unreimbursed expenses in respect of each Fund's Class D shares:

                              Amount of Unreimbursed
                                Expenses Incurred        % of the Net Assets
                                   With Respect             of Class D at
     Fund                       to Class D Shares        September 30, 1998
     ----                       -----------------        ------------------
     National                        $   0                         --%
     Colorado                          1,873                      .54
     Georgia                           8,301                      .30
     Louisiana                         5,680                      .68
     Maryland                         12,681                      .41
     Massachusetts                    11,762                      .80
     Michigan                          4,436                      .24
     Minnesota                        12,380                      .59
     Missouri                          1,811                      .43
     New York                          1,819                      .08
     Ohio                              1,905                      .17
     Oregon                           11,496                      .43
     South Carolina                   17,616                      .31

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Funds under the 12b-1 Plan for fiscal year ended September 30, 1998, were spent on the following activities in the following amounts (no Class C shares were outstanding during such fiscal year):

                                Compensation      Compensation
                                     To                 to
     Fund/Class                 Underwriters     Broker/Dealers
     ----------                 ------------     --------------
     National/A                                     $ 87,412
     National/D                    $ 7,602            49,053

     Colorado/A                                       45,621
     Colorado/D                        632             2,035

     Georgia/A                                        44,562
     Georgia/D                       9,911            17,904

     Louisiana/A                                      54,359
     Louisiana/D                     1,674             4,152

     Maryland/A                                       47,718
     Maryland/D                      8,180            17,499

     Massachusetts/A                                 102,371
     Massachusetts/D                 2,964            10,742

     Michigan/A                                      135,906
     Michigan/D                      5,825            11,500

     Minnesota/A                                     115,933
     Minnesota/D                     2,554            16,342

     Missouri/A                                       52,242
     Missouri/D                        583             3,357

     New York/A                                       74,294
     New York/D                      4,716            13,186

     Ohio/A                                          140,954
     Ohio/D                          2,925             8,835

     Oregon/A                                         51,836
     Oregon/D                        6,629            13,195

     South Carolina/A                                 98,768
     South Carolina/D               15,564            28,550


The 12b-1 Plan was approved on July 16, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.


The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Funds pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Services received distribution and service fees from the Funds pursuant to the 12b-1 Plan as follows:

                                Distribution and Service Fees Paid to
                                         Seligman Services
                                         -----------------
      Fund                        1998           1997          1996
      ----                        ----           ----          ----
      National                 $ 7,528        $ 6,388       $ 6,257
      Colorado                   2,599          2,918         2,997
      Georgia                      918            988           667
      Louisiana                  1,112            685           647
      Maryland                   1,572          1,425         1,399
      Massachusetts              2,105          2,080         2,555
      Michigan                   2,822          2,537         2,656
      Minnesota                  2,335          2,087         2,122
      Missouri                   3,410          3,261         3,149
      New York                  13,359         12,398         8,922
      Ohio                       3,900          3,132         2,929
      Oregon                     1,682          1,417           797
      South Carolina             4,498          1,576         1,484

                    Brokerage Allocation and Other Practices

Brokerage Transactions

For the fiscal years ended September 30, 1998, 1997, and 1996, no brokerage commissions were paid by any Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Commissions

For the fiscal years ended September 30, 1998, 1997, and 1996, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Regular Broker-Dealers

During the Funds' fiscal year ended September 30, 1998, none of the Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities


Capital Stock

Seligman Municipal Fund Series, Inc. is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock, and Class D common stock. Each share of a Fund's Class A, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. Seligman Municipal Fund Series has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

Seligman Municipal Fund Series, Inc. has no authorized securities other than common stock.


                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.



Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.


Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Class D


Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund, may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.


If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


The securities in which the Funds invest are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.


Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at March 31, 1999, (except Class C shares, which commences operations effective June 1, 1999) the maximum offering price of the Funds' shares is as follows:

                                 Class A shares
                                 --------------

                     NAV      +      Maximum Sales Charge     =   Offering Price
Fund              Per Share       (4.75% of Offering Price)         to Public
----              ---------       -------------------------         ---------
National            $8.17                   $.41                      $8.58
Colorado             7.52                    .38                       7.90
Georgia              8.23                    .41                       8.64
Louisiana            8.28                    .41                       8.69
Maryland             8.21                    .41                       8.62
Massachusetts        8.08                    .40                       8.48
Michigan             8.55                    .43                       8.98
Minnesota            7.80                    .39                       8.19
Missouri             7.77                    .39                       8.16
New York             8.24                    .41                       8.65
Ohio                 8.11                    .40                       8.51
Oregon               7.92                    .39                       8.31
South Carolina       8.18                    .41                       8.59

                                 Class D shares
                                 --------------

                                                NAV and Offering
           Fund                                Price Per Share(2)
           ----                                -----------------
           National                                  $8.16
           Colorado                                   7.52
           Georgia                                    8.25
           Louisiana                                  8.28
           Maryland                                   8.22
           Massachusetts                              8.08
           Michigan                                   8.54
           Minnesota                                  7.80
           Missouri                                   7.77
           New York                                   8.25
           Ohio                                       8.15
           Oregon                                     7.91
           South Carolina                             8.18
----------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase.

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.


Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Fund.

Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, "Colorado Obligations"). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of King & Spalding, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon a private ruling obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to shareholder of the Maryland Fund.

Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of Bryon Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Dividends on the New York Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund ("Distributions") to the extent that such distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal income and school district taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal income or school district taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a significant nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of Schwabe Williamson & Wyatt P.C., Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852 (b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes

In the opinion of Sinkler & Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Municipal Fund Series, Inc. and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended September 30, 1998, 1997, and 1996 are shown below. Also shown are the amounts of Class A sales charges that were retained by Seligman Advisors. No Class C shares of each Fund were issued or outstanding during such fiscal years:


                                      1998
                                      ----

                          Total Sales Charges Paid    Amount of Class A Sales
                               by Shareholders          Charges Retained by
     Fund                     on Class A Shares          Seligman Advisors
     ----                     -----------------          -----------------
     National                      $ 86,018                   $10,617
     Colorado                        43,452                     5,093
     Georgia                         59,294                     6,978
     Louisiana                       57,466                     6,743
     Maryland                        91,833                    10,969
     Massachusetts                   74,981                     9,068
     Michigan                       176,876                    21,176
     Minnesota                      133,181                    16,223
     Missouri                        60,625                     7,654
     New York                        65,655                     7,561
     Ohio                           142,209                    17,244
     Oregon                         136,965                    15,346
     South Carolina                 195,034                    23,670

                                      1997
                                      ----

                          Total Sales Charges Paid    Amount of Class A Sales
                               by Shareholders         Charges Retained by
     Fund                     on Class A Shares          Seligman Advisors
     ----                     -----------------          -----------------
     National                      $ 69,538                   $ 8,749
     Colorado                        41,233                     4,828
     Georgia                         64,812                     7,820
     Louisiana                       56,078                     6,792
     Maryland                        60,270                     7,366
     Massachusetts                   84,784                    10,093
     Michigan                       159,889                    18,739
     Minnesota                       85,887                     9,979
     Missouri                        40,582                     4,557
     New York                        95,889                    11,532
     Ohio                           141,687                    16,992
     Oregon                          84,700                     9,740
     South Carolina                 151,171                    17,715

                                      1996
                                      ----

                          Total Sales Charges Paid    Amount of Class A Sales
                               by Shareholders          Charges Retained by
     Fund                     on Class A Shares          Seligman Advisors
     ----                     -----------------          -----------------
     National                      $135,664                   $15,618
     Colorado                        57,503                     6,810
     Georgia                         93,430                    10,864
     Louisiana                       96,977                    11,649
     Maryland                        83,829                    10,368
     Massachusetts                  107,245                    13,360
     Michigan                       183,950                    21,956
     Minnesota                      191,620                    22,738
     Missouri                        69,466                     7,979
     New York                        97,996                    11,497
     Ohio                           170,880                    20,073
     Oregon                         114,025                    13,323
     South Carolina                 270,513                    32,649

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during it's the fiscal year ended September 30, 1998:

                                            Compensation on
                        Net Underwriting    Redemptions and
                          Discounts and       Repurchases
                           Commissions     (CDSC on Class A
                         (Class A Sales       and Class D      Brokerage        Other
Fund                    Charge Retained)       Retained)      Commissions   Compensation
----                    ----------------       ---------      -----------   ------------
National                     $10,617            $ 3,560            $0            $0
Colorado                       5,093                219             0             0
Georgia                        6,978             26,175             0             0
Louisiana                      6,743                  0             0             0
Maryland                      10,969                445             0             0
Massachusetts                  9,068                267             0             0
Michigan                      21,176                397             0             0
Minnesota                     16,223                 47             0             0
Missouri                       7,654                 35             0             0
New York                       7,561              1,310             0             0
Ohio                          17,244              1,259             0             0
Oregon                        15,346                 40             0             0
South Carolina                23,670              2,648             0             0

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The annualized yield for the 30-day period ended September 30, 1998 for each Fund's Class A shares was as follows: National - 3.86%, Colorado - 3.80%, Georgia - 3.69%, Louisiana - 3.82%, Maryland - 3.86%, Massachusetts - 3.72%, Michigan - 3.76%, Minnesota - 4.01%, Missouri - 3.74%, New York - 3.91%, Ohio - 3.83%, Oregon - 3.73%, and South Carolina - 3.82%. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1998, which was the last day of this period. The average number of Class A shares per Fund was: National - 12,345,093, Colorado - 5,976,398, Georgia - 5,776,456, Louisiana - 6,616,889, Maryland - 6,600,859, Massachusetts
-13,276,652, Michigan - 16,362,624, Minnesota - 15,225,703, Missouri -
6,226,343, New York - 9,889,969, Ohio - 18,322,861, Oregon - 7,159,525, and
South Carolina - 12,644,590, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for each Fund's Class A shares was as follows: National - 6.39%, Colorado - 6.62%, Georgia - 6.50%, Louisiana 6.73%, Maryland 6.72%, Massachusetts 7.00%, Michigan - 6.51%, Minnesota 7.26%, Missouri 6.59%, New York - 6.95%, Ohio - 6.80%, Oregon 6.79%, and South Carolina - 6.80%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 39.60%, Colorado - 42.62%, Georgia - 43.22%, Louisiana - 43.22%,

Maryland - 42.5%4, Massachusetts - 46.85%, Michigan - 42.26%, Minnesota - 44.73%, Missouri - 43.22%, New York - 43.74%, Ohio - 43.71%, Oregon - 45.04%,
and South Carolina - 43.83%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total return for the one-year period ended September 30, 1998 for each Fund's Class A shares was as follows: National - 3.81%, Colorado - 2.89%, Georgia - 3.35%, Louisiana - 2.98%, Maryland - 2.72%, Massachusetts - 4.56%, Michigan - 3.45%, Minnesota - 2.54%, Missouri - 3.26%, New York - 4.83%,
Ohio - 3.59%, Oregon - 3.36%, and South Carolina - 3.46%. The average annual total return for the five-year period ended September 30, 1998 for each Fund's Class A shares was as follows: National - 4.55%, Colorado - 4.03%, Georgia - 4.76%, Louisiana - 4.66%, Maryland - 4.52%, Massachusetts - 4.96%, Michigan - 4.80%, Minnesota - 4.19%, Missouri - 4.48%, New York - 5.18%, Ohio - 4.57%,
Oregon - 4.70%, and South Carolina - 4.75%. The average annual total return for the ten-year period ended September 30, 1998 for each Fund's Class A shares was as follows: National - 7.37%, Colorado - 6.52%, Georgia - 7.55%, Louisiana - 7.17%, Maryland - 7.15%, Massachusetts - 7.35%, Michigan - 7.47%, Minnesota - 6.64%, Missouri - 7.13%, New York - 7.73%, Ohio - 7.22%, Oregon - 7.17%, and
South Carolina - 7.36%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by each Fund's Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period, and the ten-year period of each Fund, the entire amount was redeemed. The average annual total return was then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

Class D

The annualized yield for the 30-day period ended September 30, 1998 for each Series' Class D shares was as follows: National - 3.16%, Colorado - 3.09%, Georgia - 2.99%, Louisiana - 3.11%, Maryland - 3.15%, Massachusetts - 3.02%, Michigan - 3.06%, Minnesota - 3.33%, Missouri - 3.04%, New York - 3.23%, Ohio - 3.14%, Oregon - 3.02%, and South Carolina - 3.12%. The annualized yield was computed as for Class A shares by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1998 which was the last day of this period. The average number of Class D shares were: National - 879,234, Colorado
- 45,005, Georgia - 333,545, Louisiana - 98,330, Maryland - 374,876,
Massachusetts - 172,695, Michigan - 202,890, Minnesota - 274,979, Missouri - 51,945, New York - 244,975, Ohio - 129,309, Oregon - 321,651, and South Carolina
- 625,506, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for each Fund's Class D shares was as follows: National - 5.23%, Colorado - 5.39%, Georgia - 5.27%, Louisiana - 5.48%, Maryland - 5.48%, Massachusetts - 5.68%, Michigan - 5.30%, Minnesota - 6.02%, Missouri - 5.35%, New York - 5.74%,
Ohio - 5.58%, Oregon - 5.49%, and South Carolina - 5.55%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the one-year period ended September 30, 1998 for each Fund's Class D shares was as follows: National - 6.76%, Colorado - 5.90%, Georgia - 6.59%, Louisiana - 6.11%, Maryland - 5.91%, Massachusetts - 7.68%, Michigan - 6.66%, Minnesota - 5.71%, Missouri - 6.45%, New York - 7.88%,
Ohio - 6.78%, Oregon - 6.37%, and South Carolina - 6.68%. The average annual total return for the period since inception through September 30, 1998 for each Fund's Class D shares was as follows: National - 4.57%, Colorado - 3.89%, Georgia - 4.90%, Louisiana - 4.61%, Maryland - 4.59%, Massachusetts - 5.00%, Michigan - 4.76%, Minnesota - 4.01%, Missouri - 4.50%,

New York - 5.24%, Ohio - 4.67%, Oregon - 4.72%, and South Carolina - 4.76%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and that all of the dividends and distributions by each Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.


Class C shares are a new class, effective June 1, 1999, so no performance data is presented.


The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A and Class D shares for the ten years ended September 30, 1998 or from a Class's inception through September 30, 1998, assuming investment of all dividends and capital gain distributions. The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of a Fund today.

                                     Class A
                                     -------

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
      Ended(1)         Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      --------         -------------     -------------       ---------      -------------     ------------
      National
      9/30/89              $  964              $  3             $ 68            $1,035
      9/30/90                 927                15              135             1,077
      9/30/91                 985                27              218             1,230
      9/30/92               1,006                32              301             1,339
      9/30/93               1,088                58              408             1,554
      9/30/94                 896               127              409             1,432
      9/30/95                 945               134              517             1,596
      9/30/96                 960               137              611             1,708
      9/30/97                 999               142              727             1,868
      9/30/98               1,037               148              851             2,036           103.63%

      Colorado
      9/30/89              $  979              $ --             $ 66            $1,045
      9/30/90                 958                --              133             1,091
      9/30/91               1,002                --              211             1,213
      9/30/92               1,019                --              288             1,307
      9/30/93               1,076                14              380             1,470
      9/30/94                 983                27              417             1,427
      9/30/95               1,013                28              509             1,550
      9/30/96               1,008                28              587             1,623
      9/30/97               1,030                28              684             1,742
      9/30/98               1,059                29              793             1,881            88.14%

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
      Ended(1)         Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      --------         -------------     -------------       ---------      -------------     ------------
      Georgia
      9/30/89              $  982              $  1             $ 67            $1,050
      9/30/90                 965                 3              136             1,104
      9/30/91               1,025                 5              221             1,251
      9/30/92               1,056                10              306             1,372
      9/30/93               1,133                19              411             1,563
      9/30/94               1,005                32              440             1,477
      9/30/95               1,050                56              543             1,649
      9/30/96               1,058                68              631             1,757
      9/30/97               1,091                77              741             1,909
      9/30/98               1,126                87              857             2,070           107.02%

     Louisiana
      9/30/89              $  963              $  7             $ 68            $1,038
      9/30/90                 941                15              136             1,092
      9/30/91               1,000                19              221             1,240
      9/30/92               1,025                25              303             1,353
      9/30/93               1,075                44              398             1,517
      9/30/94                 971                53              435             1,459
      9/30/95                 996                83              530             1,609
      9/30/96                 997                96              617             1,710
      9/30/97               1,012               120              718             1,850
      9/30/98               1,041               127              832             2,000            99.95%

      Maryland
      9/30/89              $  978              $ --             $ 64            $1,042
      9/30/90                 960                --              129             1,089
      9/30/91               1,023                --              210             1,233
      9/30/92               1,050                 5              291             1,346
      9/30/93               1,113                24              387             1,524
      9/30/94                 994                50              418             1,462
      9/30/95               1,026                80              515             1,621
      9/30/96               1,029                87              602             1,718
      9/30/97               1,049                98              703             1,850
      9/30/98               1,072               111              812             1,995            99.55%

   Massachusetts
      9/30/89              $  955              $  7             $ 68            $1,030
      9/30/90                 907                17              132             1,056
      9/30/91                 982                21              220             1,223
      9/30/92               1,008                28              307             1,343
      9/30/93               1,068                43              409             1,520
      9/30/94                 957                73              445             1,475
      9/30/95                 988                82              546             1,616
      9/30/96                 982               103              628             1,713
      9/30/97                 999               122              731             1,852
      9/30/98               1,034               149              850             2,033           103.28%

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
      Ended(1)         Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      --------         -------------     -------------       ---------      -------------     ------------
      Michigan
      9/30/89              $  976              $  3             $ 67            $1,046
      9/30/90                 946                15              133             1,094
      9/30/91               1,005                18              217             1,240
      9/30/92               1,041                26              304             1,371
      9/30/93               1,089                60              400             1,549
      9/30/94                 993                69              442             1,504
      9/30/95               1,024                80              543             1,647
      9/30/96               1,014               107              628             1,749
      9/30/97               1,031               128              733             1,892
      9/30/98               1,059               148              848             2,055           105.48%

     Minnesota
      9/30/89              $  962              $  3             $ 66            $1,031
      9/30/90                 948                11              132             1,091
      9/30/91                 989                12              211             1,212
      9/30/92                 998                14              293             1,305
      9/30/93               1,048                36              392             1,476
      9/30/94                 977                54              447             1,478
      9/30/95                 990                57              543             1,590
      9/30/96                 972                60              621             1,653
      9/30/97                 986                61              719             1,766
      9/30/98               1,010                65              827             1,902            90.22%

      Missouri
      9/30/89              $  977              $ --             $ 65            $1,042
      9/30/90                 969                --              130             1,099
      9/30/91               1,037                --              212             1,249
      9/30/92               1,047                11              289             1,347
      9/30/93               1,115                22              387             1,524
      9/30/94                 994                38              418             1,450
      9/30/95               1,033                55              517             1,605
      9/30/96               1,036                70              600             1,706
      9/30/97               1,050                90              697             1,837
      9/30/98               1,078               109              805             1,992            99.15%

      New York
      9/30/89              $  970              $  3             $ 68            $1,041
      9/30/90                 930                10              134             1,074
      9/30/91                 999                10              222             1,231
      9/30/92               1,023                22              307             1,352
      9/30/93               1,101                45              412             1,558
      9/30/94                 965                72              437             1,474
      9/30/95                 989               111              535             1,635
      9/30/96               1,004               113              632             1,749
      9/30/97               1,042               122              751             1,915
      9/30/98               1,082               147              877             2,106           110.61%

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
      Ended(1)         Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      --------         -------------     -------------       ---------      -------------     ------------
        Ohio
      9/30/89              $  964              $  2             $ 69            $1,035
      9/30/90                 942                15              137             1,094
      9/30/91                 996                18              222             1,236
      9/30/92               1,023                25              307             1,355
      9/30/93               1,084                38              407             1,529
      9/30/94                 977                62              443             1,482
      9/30/95               1,003                79              542             1,624
      9/30/96               1,000                87              629             1,716
      9/30/97               1,012               103              730             1,845
      9/30/98               1,034               131              842             2,007           100.73%

       Oregon
      9/30/89              $  983              $ --             $ 64            $1,047
      9/30/90                 971                --              129             1,100
      9/30/91               1,034                --              211             1,245
      9/30/92               1,060                --              289             1,349
      9/30/93               1,127                --              387             1,514
      9/30/94               1,036                11              431             1,478
      9/30/95               1,068                16              528             1,612
      9/30/96               1,067                17              613             1,697
      9/30/97               1,098                27              718             1,843
      9/30/98               1,123                52              824             1,999            99.91%

   South Carolina
      9/30/89              $  975              $  1             $ 66            $1,042
      9/30/90                 956                 1              132             1,089
      9/30/91               1,019                 7              215             1,241
      9/30/92               1,057                10              299             1,366
      9/30/93               1,126                14              397             1,537
      9/30/94               1,006                33              427             1,466
      9/30/95               1,052                38              532             1,622
      9/30/96               1,066                42              625             1,733
      9/30/97               1,078                69              724             1,871
      9/30/98               1,107                89              837             2,033           103.34%

                                     Class D
                                     -------

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
      Ended(1)         Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      --------         -------------     -------------       ---------      -------------     ------------
      National
      9/30/94              $  875              $ --             $ 25            $  900
      9/30/95                 923                --               69               992
      9/30/96                 939                --              114             1,053
      9/30/97                 978                --              165             1,143
      9/30/98               1,013                --              218             1,231            23.15%

      Colorado
      9/30/94              $  919              $ --             $ 24            $  943
      9/30/95                 944                --               67             1,011
      9/30/96                 942                --              109             1,051
      9/30/97                 961                --              157             1,118
      9/30/98                 988                --              207             1,195            19.49%

      Georgia
      9/30/94              $  899              $ --             $ 25            $  924
      9/30/95                 938                15               69             1,022
      9/30/96                 945                22              112             1,079
      9/30/97                 976                26              160             1,162
      9/30/98               1,008                32              210             1,250            25.01%

     Louisiana
      9/30/94              $  909              $ --             $ 26            $  935
      9/30/95                 933                18               70             1,021
      9/30/96                 935                30              111             1,076
      9/30/97                 947                45              160             1,152
      9/30/98                 974                48              212             1,234            23.41%

      Maryland
      9/30/94              $  913              $ --             $ 25            $  938
      9/30/95                 942                18               69             1,029
      9/30/96                 944                23              113             1,080
      9/30/97                 963                29              161             1,153
      9/30/98                 984                37              212             1,233            23.30%

   Massachusetts
      9/30/94              $  920              $ --             $ 27            $  947
      9/30/95                 948                 4               73             1,025
      9/30/96                 942                18              117             1,077
      9/30/97                 959                29              167             1,155
      9/30/98                 991                45              219             1,255            25.55%

      Michigan
      9/30/94              $  919              $ --             $ 26            $  945
      9/30/95                 947                 9               68             1,024
      9/30/96                 937                26              113             1,076
      9/30/97                 954                38              162             1,154
      9/30/98                 979                49              214             1,242            24.23%

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
      Ended(1)         Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      --------         -------------     -------------       ---------      -------------     ------------
     Minnesota
      9/30/94              $  940              $ --             $ 29            $  969
      9/30/95                 952                 2               78             1,032
      9/30/96                 934                 4              125             1,063
      9/30/97                 948                 4              174             1,126
      9/30/98                 970                 6              225             1,201            20.15%

      Missouri
      9/30/94              $  903              $ --             $ 25            $  928
      9/30/95                 939                10               68             1,017
      9/30/96                 941                20              111             1,072
      9/30/97                 954                32              157             1,143
      9/30/98                 980                42              206             1,228            22.78%

      New York
      9/30/94              $  897              $ --             $ 26            $  923
      9/30/95                 921                23               70             1,014
      9/30/96                 933                24              116             1,073
      9/30/97                 970                28              168             1,166
      9/30/98               1,006                41              222             1,269            26.91%

        Ohio
      9/30/94              $  920              $ --             $ 26            $  946
      9/30/95                 946                10               72             1,028
      9/30/96                 944                15              118             1,077
      9/30/97                 956                24              168             1,148
      9/30/98                 977                40              220             1,237            23.73%

       Oregon
      9/30/94              $  926              $ --             $ 26            $  952
      9/30/95                 953                 3               71             1,027
      9/30/96                 952                 4              116             1,072
      9/30/97                 981                10              164             1,155
      9/30/98               1,002                25              213             1,240            24.02%

   South Carolina
      9/30/94              $  904              $ --             $ 25            $  929
      9/30/95                 946                 2               70             1,018
      9/30/96                 957                 4              115             1,076
      9/30/97                 969                21              163             1,153
      9/30/98                 995                33              214             1,242            24.20%

----------
(1) For the ten-year period ended September 30, 1998 for Class A shares; and from commencement of operations for Class D shares on February 1, 1994.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge and CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash, and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSC, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

Seligman waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

A Fund's total returns and average annual total returns for Class A shares quoted above do not reflect the deduction of 12b-1 fees for periods prior to January 1, 1993, because the 12b-1 Plan was implemented on that date. If these fees were reflected, the performance results presented would have been lower.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 1998 and the Mid-Year Report to Shareholders fiscal six-month period ended March 31, 1999, contain a schedule of the investments of the Funds as of September 30, 1998 and March 31, 1999, respectively, as well as certain other financial information. The financial statements and notes included in the Annual Report and Mid-Year Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. The Annual Report and Mid-Year Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Seligman Municipal Fund Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.



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

                                   Appendix B

                        RISK FACTORS AFFECTING THE FUNDS

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

The state constitution does allow local governments and other subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of 1995, Colorado contained more than 1,900 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to incur indebtedness and levy taxes. Also as of 1995, public debt in Colorado totaled approximately $16.9 billion, up 33% from 1990. Of that total, local government debt accounted for $14.1 billion. (Report of the State Auditor:
Government Debt in Colorado, Special Study Fiscal Years 1994 through 1995.)

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax, sales tax and use and consumption fees. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 1997 was $3.03 billion, an increase from $2.78 billion in 1996. The total assessed value of all taxable property, real and personal, in the state in 1997 was $38.54 billion, an increase of 14.7% over 1996. (Department of Local Affairs, 27th Annual Report to the Governor and the General Assembly) With two exceptions, property in Colorado is assessed at 29% of its actual value. Residential real property was assessed at 9.74% of actual value in 1997, although this rate varies according to a formula specified in the constitution. Producing mines and oil and gas properties are assessed at 87.5% of primary recovery and 75% of secondary recovery. The state constitution imposes limits on the mill levy of taxes for state purposes.

Colorado has two other, especially significant constitutional provisions affecting government finance. One is a balanced-budget requirement. The second is known as Amendment 1 or as the Taxpayer's Bill of Rights ("TABOR"), adopted by Colorado voters in 1992. TABOR imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state and local government revenue may grow only to account for inflation and increases in population. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises". An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.


State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97. The revenue limit was $6.509 billion. Excess revenue totaled $139 million, which TABOR requires to be refunded to taxpayers. The state legislature voted to refund the excess by way of a credit against income taxes due for 1997. For fiscal year 1997-98, the revenue limit grew (because of population growth and inflation) to $6.872 billion, but state revenues again exceeded the TABOR limit, this time by $563 million. (Report of the State Auditor: Schedule of TABOR Revenue September 1998) Taxpayers will receive the refund by way of a credit against income taxes due for 1998. In the November 1998 general election, Colorado voters rejected a ballot proposal that would have allowed the state to retain $200 million of excess revenue in fiscal year 1997-98 and in each of the next four fiscal years to be used for transportation and school construction. The State is considering various means of reducng revenue through tax cuts and of refunding excess revenue through tax credits to comply with TABOR limits.


Both the Colorado Legislative Council (Focus Colorado: Economic & Revenue Forecast 1998-2004, September 1998) and the Office of State Planning and Budgeting (Colorado Economic Perspective, December 20, 1998) predict state revenues will exceed the TABOR limits into the foreseeable future. Both organizations predict that population growth and inflation will cause the limit on state revenues to grow by more than 4% in each of the next six fiscal years but that actual state revenues will continue to exceed the limit by hundreds of millions of dollars each year. The Office of State Planning and Budgeting predicts excess revenue of $655.3 million in fiscal year 1998-99, with gradual decreases in excess revenue each year through 2003. That office predicts a total of $2.96 billion in excess revenue from fiscal year 1998-99 through 2003-04. The Colorado Legislative Council predicts revenue will exceed the TABOR limit by $533.2 million in fiscal year 1998-99, with excess revenue greater than $500 million each fiscal year through 2003-04. The Council predicts that state revenue will exceed the spending limit by a total of $3.3 billion from fiscal year 1998-99 through 2003-04. Unless voters approve retention of any such funds, all such funds would have to be refunded to taxpayers.


In addition to normal sources of revenue, the state government expects to receive $2.88 billion over the next 25 years from the settlement of a lawsuit against several tobacco companies. An initial payment of $32.9 million is anticipated in 1999 or 2000. (Press Release by Attorney General's office, 11/17/98) There is disagreement whether these funds will be subject to the TABOR revenue limits.


The factors outlined below are generally indicative of the current economic status of Colorado. Statistics and forecasts cited here are compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Budget and Planning, Colorado Economic Perspective, June 20 and December 20, 1998 ("Colorado Economic Perspective"); Colorado Legislative Council, Focus Colorado: Economic & Revenue Forecast, 1998-2004, September 1998 ("Focus Colorado"); Dr. Tucker Hart Adams, US Bank 1999 Economic Forecast ("US Bank"); Colorado Business Economic Outlook Forum 1999 ("Colorado Outlook"). There can be no assurance that additional factors or economic difficulties and their impact on state and local government finances will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to pay the debt service on such obligations.

Colorado's population topped 4 million in 1998. Colorado economists forecast the rate of population growth will remain consistent through 1999 at between 1.8-2.2% per year, fueled by economists predictions that net migration into Colorado will continue through 1999 at the rate of approximately 45,000-55,000 people per year.

Economists expect growth in non-agricultural employment to slow in Colorado. Job growth in 1997 was 4.0%. Estimates for 1998 range from 3.5-3.9%, and forecasts for 1999 predict job growth of between 2.3-2.8%. According to Colorado Outlook, the construction and services sectors will have the highest growth rate in 1999, with all job sectors except oil, gas and mining showing some growth. The unemployment rate for 1998 was estimated between 3.1-3.5%. That rate is expected to increase in 1999, with predictions of 3.7-3.8%. US Bank forecasts that the labor shortage faced by many Colorado companies will continue into 1999.

An increase for personal income in 1998 is estimated by Colorado economists in the range of 6.7-7.6%. The forecast for 1999 is for an increase in personal income in the range of 6.0-7.4%. In 1998, the Denver-Boulder metropolitan area's inflation rate, projected to be 2.5-3.0% again outpaced nationwide inflation of 1.6-1.7%. Colorado economists forecast the Denver-Boulder metropolitan area's inflation rate for 1999 at between 2.9-3.3%, as compared to an inflation rate forecast of between 2.4-2.6% for the nation. Retail sales in Colorado rose between 6.0-7.5% in 1998, according to estimates, as compared to an increase of 5.6-6.8% in 1997. Projections by Colorado economists are for retail sales growth in 1999 of between 5.8-6.4%.

Colorado's construction industry showed strong growth in the early 1990's, but that growth has slowed and, according to US Bank, may experience a "modest recession" in 1999. Growth in housing permits slowed to 1.0-1.2% in 1997. Residential construction showed strong growth in 1998 of 8.6-13.8%, according to estimates. For 1999, all but one of the reports reviewed predict a significant decrease in the number of housing permits, dropping 9.6-10.6% from 1998 numbers. Non-residential construction may also be slowing from the boom of the mid-1990's. Growth in this sector has been slowing since 1996, when local economists say the value of non-residential building contracts rose over the previous year by as much as 34%. For 1998, Colorado economists agree that non-residential construction fell, with estimates of the decline varying from 11.5-35.6%. The outlook for 1999 is mixed, with predictions ranging from a continued slide of 12.0% to strong growth of up to 12.0%. The Focus Colorado report states that the non-residential construction sector is the only weakness in the state's economy. In contrast, Colorado Outlook predicts that residential construction will maintain approximately the same level of activity in 1999 as in 1998 and that non-residential construction should grow by 12.0% in 1999. This report states that large projects, such as the Pepsi Center sports facility and school construction will fuel the growth. Another large project slated to get underway in 1999 is the construction of a new football stadium for the Denver Broncos financed by the team and by a sales tax.

Colorado economists concur that the state's economic expansion of the early 1990's is decelerating and that approaching the turn of the century, the state will experience much more modest growth. Additionally, the economists point out that the troubles in the world economy, especially Asia, have the potential to dramatically affect Colorado's economy. According to the Colorado Economic Perspective report, Colorado exports totaled $5.6 billion in 1997, up 5% over 1996. That report also notes that Japan is Colorado's largest trading partner, exports to which dropped by 6% in 1997. Colorado is sensitive to the national and international business cycles, and the state's economy may be far less healthy than forecast to the extent it is affected by those external pressures.

Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of August 1997, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.05% of fiscal year 1998 estimated receipts.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 1998" refers to the year ended June 30, 1998.

Based on data issued by the State of Georgia for the fiscal year 1998, income tax receipts and sales tax receipts of the State for fiscal year 1998 comprised approximately 48.9% and 32.1%, respectively of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 1998 ($12,478,602,944) increased by approximately 4.8% over such State Treasury Receipts in fiscal 1997. As of December 1998, the State estimates Tax Receipts for 1999 at $12,671,603,880.

The average annual unemployment rate of the civilian labor force in the State for June 1998 was 4% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.

Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A new limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is some limit put on the debt service portion of the State budget.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.

Since 1993, the State of Louisiana has experienced recurring budget surpluses which have been applied to the reduction of outstanding debts. These surplus funds, under current laws, are used to retire existing debt. The Louisiana Commissioner of Administration has announced a small surplus for the 1997-98 fiscal year. This would be the sixth consecutive year of budget surplus.

A statewide referendum on the legality of video poker, riverboat gambling, and land based gaming resulted in a continuation of all three forms of gaming as well as three Indian casinos and off track racehorse betting parlors near the major urban areas of Louisiana (Shreveport, Lake Charles, Baton Rouge, Lafayette and New Orleans). The Harrah's Casino in New Orleans has emerged from Chapter 11 bankruptcy. It is now current on the required $100 million tax payment to the State of Louisiana, lease obligations to the City of New Orleans and has restarted construction of the New Orleans gaming facility. The casino is expected to be open for operation by November of 1999 with an annual $100 billion tax obligation to the State of Louisiana.

The continuation of general fund surpluses does not assure the revenues for bonds not entitled to the full faith and credit of the State and that, therefore, are not secured by the Bond Security and Redemption Fund. Examples of these bonds include general obligation parish bond issues, revenue bonds issued by the State of Louisiana or a parish or other political subdivision or agency, and industrial development bonds. Revenue bonds are payable only from revenues derived from a specific facility or revenue source. Industrial development bonds are generally secured solely by the revenues served from payments made by the industrial users. With respect to bonds issued by local political subdivisions or agencies, because the 64 parishes within the State of Louisiana are subject to their own revenue and expenditure problems, current and long-term adverse developments affecting their revenue sources and their general economy may have a detrimental impact on such bonds. Similarly, adverse developments affecting Louisiana's state and local economy could have a detrimental impact on revenue bonds and industrial development bonds.

Louisiana gained 21,000 jobs from October 1997 to October 1998. The 1.13% rate of job growth caused a decrease in the statewide unemployment rate to 5.0% from 5.7% in October 1997. The continued growth of the Louisiana economy, as well as the growth of tax collections due to offshore oil exploration and gaming revenues, allowed the state, effective July 1, 1997, to repeal one penny of the four penny temporary sales taxes originally enacted in 1986, however this tax can be reinstated by a vote of the legislature. The recent reductions in oil prices have begun to cause administrative job reductions in integrated oil production firms. These layoffs have not yet spread to production and construction firms in the oil services industry, however a continuation of oil prices below $14 per barrel could result in further job reductions.

As of December 1998 there are still shortages of skilled labor for the petrochemical services, shipbuilding, oil rig construction and boat repair yard industries throughout South Louisiana. Layoffs by garment makers and employment downsizing caused by acquisitions of major firms headquartered in Louisiana are offsetting some of the job gains caused by the petrochemical industry expansion. Labor has been drawn to Louisiana from other states and internationally during 1998 but this trend of increased net immigration could change during 1999.

Risk Factors Affecting the Maryland Fund


Some of the significant financial and other considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from official statements released on or before February 24, 1999, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

The State of Maryland has a population of approximately 5.1 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around the Baltimore and Washington, DC PMSAs, a proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979 and 1998. The State's person income per capital is the 5th highest in the nation in 1997, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 113.3% of the national average.

The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 1996, June 30, 1997 and June 30, 1998 were $12.824 billion, $13.385 billion, and $13.566 billion, respectively. The State Constitution mandates a balanced budget. The State enacts it budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 1998, exceeded estimates by about $105.1 million, or 1.3%. The State ended fiscal 1998 with a $419.8 million general fund balance on a budgetary basis of which $302.7 million was designated to fund fiscal year 1999 operations; this balance reflects a $391.9 million increase compared to the balance projected at the time the 1998 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $617.9 million. On a GAAP basis, the fiscal

1998 unreserved general fund balance was $230.2 million, compared with $49.2 million at the end of fiscal 1997. The total GAAP fund balance for fiscal year 1998 was $1,595.2 million compared with a total fund balance of $1,059.1 million for fiscal year 1997.

The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State and its political subdivisions issue general obligation bonds for capital improvements and for various State or local projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "A1" by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P.


There can, of course, be no assurance that the ratings and other factors mentioned above will remain unchanged or that particular bond issues may not be adversely affected by changes in the state or local economic or political conditions. Because the Maryland Fund favors investing in revenue bonds, it performance may be affected by economic developments and local legislation and policy changes impacting a specific facility or type of facility not described above.


Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

Total expenditures and other uses by the Commonwealth for fiscal 1994 totaled approximately $15.952 billion and total revenues and other sources totaled approximately $15.979 billion, resulting in an excess of revenues and other sources over expenditures and other uses of $27 million and in positive fund balances of approximately $589 million. Total expenditures and other uses for fiscal 1995 totaled approximately $16.794 billion and total revenues and other sources totaled approximately $16.931 billion. Overall, the budgeted operating funds ended fiscal 1995 with an excess of revenues and other sources over expenditures and other uses of $137 million, and with positive fund balances of approximately $726 million. Total expenditures and other uses for fiscal 1996 totaled approximately $17.925 billion and total revenues and other sources totaled approximately $18.371 billion. Overall, the budgeted operating funds ended fiscal 1996 with an excess of revenues and other sources over expenditures and other uses of $446 million, and with positive fund balances of approximately $1.172 billion. Total expenditures and other uses for fiscal 1997 totaled approximately $19.002 billion and total revenues and other sources totaled approximately $19.223 billion. The budgeted operating funds ended fiscal 1997 with an excess of revenues and other sources over expenditures and other uses of $221 million, and with positive fund balances of approximately $1.394 billion. Total expenditures and other uses for fiscal 1998 totaled approximately $20.607 billion and total revenues and other sources totaled



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

approximately $21.405 billion. The budgeted operating funds ended fiscal 1998 with an excess of revenues and other sources over expenditures and other uses of $798 million, and with positive fund balances of approximately $2.192 billion.


The fiscal 1999 budget is based on estimated total revenues and other sources of approximately $20.765 billion. Total expenditures and other uses for fiscal 1999 are currently estimated at approximately $21.232 billion. The fiscal 1999 budget proposes that the $468 million difference between estimated revenues and other sources and expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1999, to produce estimated ending fund balances for fiscal 1999 of approximately $1.724 billion. The fiscal 1999 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

On January 27, 1999, the governor submitted his fiscal 2000 budget recommendations to the legislature which provided for budgeted expenditures and other uses approximately $20.556 billion. In May, 1999, the Massachusetts House approved a fiscal 2000 budget which provides for somewhat higher levels of expenditures. The Massachusetts Senate is now considering the budget which is, of course, subject to further legislative consideration.


In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 1998 and is expected to increase again in fiscal 1999.


Limitations on state tax revenues have been established by legislation approved by the Governor on October 23, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bonds and notes. Under both measures, excess revenues are returned to taxpayers in the form of lower taxes. It is not yet clear how differences between the two measures will be resolved. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by either the initiative petition or the legislative enactment.


The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1993 and 1994 with fund deficits of approximately $184.1 million and $72 million, respectively. GAAP basis financial statements indicated that the Commonwealth ended fiscal 1995, 1996, 1997 and 1998 with fund equities of approximately $287.4 million, $709.2 million, $1.096 billion and $1.841 billion, respectively.




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Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1997-98 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-98 was transferred, as required by statute, to the BSF. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were $987.9 million at September 30, 1995, $614.5 million at September 30, 1996, $579.8 million at September 30, 1997, and $1.000.5 million at September 30, 1998. The balance is net of a reserve for future education spending of $529.1 million at September 30, 1996 and $572.6 million on September 30, 1997. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan's local school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned Donald Durant, et al v State of Michigan. The court held that monetary damages were owed to the 84 school districts involved in Durant and over 400 other Michigan school districts and legislation has been enacted to pay such damages from the BSF over a 15 year period. Similar constitutional challenges to the funding of special education services and transportation have been filed by over 100 school districts in a new matter (Durant II) that was remanded to the Michigan Court of Appeals in September 1998. The ultimate resolution of those claims is not presently determinable.

The State has developed a risk management program to identify risks faced by the State concerning year 2000 operability. The State has identified computer applications, primarily within the executive branch, that are critical to conducting the State's operations and that need to be year 2000 compliant. The State's year 2000 remediation efforts have been aimed primarily at ensuring unimpeded and uninterrupted operation, including tax collections, investment activities, and timely payment of its obligations. As of March 31, 1999, the State had validated and tested 97% of the critical computer applications. The remaining 3% of the critical applications were n other stages of completion. Because



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of the unprecedented nature of the year 2000 issue, its effect and the success of the related remediation efforts cannot be fully determinable until the year 2000 and thereafter.

Currently, the State's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard & Poor's, following rating increases announced in 1998. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

Risk Factors Affecting the Minnesota Fund

The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund, and does not purport to be a complete description.

The State of Minnesota has experienced certain budgeting and financial problems since 1980. However, in recent years, Accounting General Fund Balances have been positive.

In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0% from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3% greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993 was $463 million.

The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that



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

the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7% and expenditures 6.0% in the 1995-1997 biennium.

A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phase down on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, or 8.3%, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

The Legislature authorized 7.1% more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9% more in local government aids, 14.2% more for health and human services, 2.3% more for higher education, and 25.1% more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund Balance at June 30, 1995, was $481 million.

The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The



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

statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48% of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48% of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from 0% to 7%, saving the State $116 million.

The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85% to 90% the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997 at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999 was projected at $1.7 billion.

The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8%, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

The Legislature authorized 14.8% more spending for elementary and secondary education spending in the

1997-1999 biennium than in 1995-1997, 17.6% more for health and human services, 12.5% more in local government aids, 10.7% more for higher education, and 0.3% more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001 at $1.284 billion.

Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.045 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase in dedicated reserves. The balance at June 30, 2001 was projected at $2.137 billion.

The 1998 Legislature increased spending $125 million for K-12 education aids, $90 million to reduce the school property tax recognition shift percentage to zero, $73 million for higher education, and $148 million for all other operations. The Legislature also approved $999 million in capital improvements, to be funded by $509 million in bonds and $502 million in appropriations.

After the Legislature adjourned in April 1998, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $35 million.

The Commissioner of Finance, in a November 1998 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $953 million, due to an $803 million increase in non-tobacco revenues, the receipt of $461 million in tobacco settlement revenues, and a $262 million reduction in expenditures. A total of $609 million of the $1.562 billion of estimated available revenues is statutorily dedicated to reserves, tax reduction, and to replace bonding.

The Commissioner of Finance in November 1998 estimated the structural balance at June 30, 2001, at $821 million.

The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities



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in the early 1990's by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

The Department of Finance acknowledged in 1995 that the State of Minnesota's accounting system was not Year 2000 (Y2K) compliant and that the systems vendor would deliver a compliant version upgrade in the future. In mid-1997, State of Minnesota technical staff, along with the systems vendor, began a $6.5 million project to install the new compliant version of the accounting software. According to the most recent Official Statement, the State of Minnesota and the systems vendor were finishing up the remediation and testing stages of the project, and expected to implement the new software version on November 30, 1998. There can, however, be no assurance that such implementation will be done in a timely manner. Further, even if the State of Minnesota successfully addresses its Year 2000 compliance there can be no assurance that any other organization or governmental agency with which the State of Minnesota electronically interacts, including vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State of Minnesota may face material adverse consequences with respect to its revenues and operations. Local issuers in the State of Minnesota may face similar problems.

The State's bond ratings in October 1998 were Aaa by Moody's and AAA by S&P. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

Risk Factors Affecting the Missouri Fund


     Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployement levels have returned to generally being equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

     The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's estimated 1998 population census of approximately 5,438,559. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

     Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries, including the acquisition of McDonnell Douglas Corporation by The Boeing Company, will have on the economy of the State. On May 13, 1999, The Boeing Company announced it would reduce its St. Louis based workforce 6,500 to 7,000 jobs by mid-2001 as a result of the Government of Greece cancelling a military aircraft order.. This or any additional shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty; litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $282 million for desegregation costs in fiscal 1994, $315 million for fiscal 1995, $274 million in fiscal 1996 and $227 million for fiscal 1997. This expense accounts for approximately 7% of total state General Revenue Fund spending in fiscal 1994 and 1995, to 5% in fiscal 1996, and approximately 6% for fiscal 1997. The State has entered into a settlement agreement with espect to the Kansas City desegregation lawsuit pursuant to which the State will cease additional desegregation payments to the Kansas City Misosuri School Distsrict after fiscal 2000.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "General Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the




                                       69
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qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund


The following information is a summary of special factors affecting the New York Municipal Series. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investment in New York municipal securities.

Economic Outlook

New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The state financial plan is based upon forecasts of national and State economic activity. Economic forecasts have at times failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies particularly in light of the recent volatility in the international economy and domestic financial markets. Consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, could have an adverse effect on the State. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change of the concepts forecasted may differ from the outlook described herein. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Continued growth is projected in 1999 and 2000 for employment, wages, and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9% in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by 4.2% in 1999 and 4.0% in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service, and banking sectors.

Economic growth nationally during both 1999 and 2000 is expected to be slower than it was during 1998. The financial and economic turmoil which started in Asia and has spread to other parts of the world is




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expected to continue to negatively affect U.S. trade balances throughout most of
1999 and could reduce U.S. economic growth even more than projected. In addition, growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is forecasted to slow in 1999 as consumer confidence retreats from historic heights and stock market gains cease to provide massive amounts of extra discretionary income. However, the lower short-term interest rates which are projected to be in force during 1999 are expected to help prevent a more severe drop in overall economic growth.

The revised forecast projects real Gross Domestic Product ("GDP") growth of 2.4% in 1999, well below the projected 1998 growth rate of 3.7%. In 2000, real GDP growth is expected to continue at a similar pace, increasing by 2.3%. The growth of nominal GDP is projected to decline from 4.8% in 1998 to 3.6% in 1999, then rise somewhat to 4.0% in 2000. Inflation is expected to exceed the extremely low rate of 1998, but still stay well controlled, with price increases of slightly over 2% in both 1999 and 2000. The annual rate of job growth is expected to decrease from 2.6% in 1998 to 2.0% in 1999 and 1.5% in 2000. Growth in both personal income and wages is also expected to slow somewhat in 1999 and again in 2000, while corporate profits are projected to continue the lackluster performance which began in 1998.

1999-2000 Fiscal Year (Executive Budget Forecast)

The State's current fiscal year commenced on April 1, 1999, and ends on March 31, 2000, and is referred to herein as the State's 1999-2000 fiscal year.

The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The Executive Budget contains financial projections for the State's 1998-99 through 2001-02 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-04 fiscal years. The Governor will prepare amendments to his Executive Budget, as permitted under law. These amendments will be reflected in a revised Financial Plan that will be released on or before February 26, 1999. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.

The 1999-2000 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1998-99 to 1999-2000. Total General Fund receipts, including transfers from other funds, are projected to be $38.66 billion, an increase of $1.88 billion over projected receipts in 1998-99. General Fund disbursements, including transfer to other funds, are recommended to grow by 1.3% to $37.10 billion, an increase of $482 million over 1998-99. State Funds spending is projected to total $49.33 billion, an increase of $867 million or 1.8% from the 1998-99 fiscal year. Under the Governor's recommendations, spending from All Governmental Funds is also expected to grow by 1.8%, increasing by $1.25 billion to $72.66 billion.

The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised of $1.79 billion that the Governor is proposing to set aside as a tax reduction reserve, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.

The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.




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General Fund Receipts

The 1999-2000 Financial Plan projects General Fund receipts (including transfers from other funds) of $38.66 billion, an increase of $1.88 billion over the estimated 1998-99 level. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 3% during 1999-2000.

The forecast of General Fund receipts in 1999-2000 reflects the next stage of the School Tax Relief (STAR) property tax reduction program, which has an incremental cost of $638 million in 1999-2000, as well as the continuing impact of earlier tax reductions totaling approximately $2 billion. In addition, the Executive Budget reflects several new tax reduction proposals that are projected to have only a modest impact on receipts in 1999-2000 and 2000-01, but are expected to reduce receipts by $1.04 billion annually when fully phased in at the end of 2003-04.

The largest new tax cut proposals call for the further reductions in the personal income tax to benefit middle income taxpayers. These proposals increase the income threshold where the top tax rate of 6.85% applies and doubles the value of the dependent exemption to $2,000. The fully effective annual cost of these proposals is $600 million in fiscal year 2003-04. In addition, the Executive Budget includes several other targeted tax cut proposals, including: reducing certain energy taxes; lowering the alternative minimum tax on corporations from 3% to 2.5%; extending the business tax rate reductions enacted for general corporations last year to banks and insurance companies; creating a New York Capital Asset Exclusion for investments in a New York business; creating a new credit for job creation in cities; expanding the Qualified Emerging Technology Credit; conforming the estate tax to recent federal changes; eliminating several nuisance taxes and fees, including minimum taxes imposed on petroleum and aviation businesses; and expanding the income tax credit benefits provided to farmers to ease school property tax burdens. Together, these targeted reductions will have a full annual value of approximately $440 million.

Personal income tax collections for 1999-2000 are projected to reach $22.83 billion, an increase of $2.65 billion (13.2%) over 1998-99. This increase is due in part to refund reserve transactions which serve to increase reported 1999-2000 personal income tax receipts by $1.77 billion. Collections also benefit from the estimated increase in income tax liability of 13.5% in 1998 and 5.3% in 1999. The large increases in liability in recent years have been supported by the continued surge in taxable capital gains realizations. This activity is related at least partially to recent changes in the federal tax treatment of such income. The growth in capital gains income is expected to plateau in 1999. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program. For 1999-2000, $1.22 billion will be deposited into this fund, an increase of $638 million.

User tax and fees are projected at $7.16 billion in 1999-2000, a decrease of $72 million from 1998-99. The decline in this category reflects the incremental impact of already-enacted tax reductions, and the diversion of $30 million of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund. Adjusted for these changes, the underlying growth of user taxes and fees is projected at 2.5%. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80% of projected receipts. The continuing base of the sales tax is projected to grow 4.4% in the coming year, and assumes the Legislature will not enact additional "sales-tax free" weeks that would affect receipts before December 1, 1999, when the sales and use tax on clothing and footwear under $110 is eliminated.

Business tax receipts are expected to total $4.53 billion in 1999-2000, $267 million below 1998-99 estimated results. The impact of tax reductions scheduled in law, as well as slower growth in the underlying tax base, explain the decline in this category of the Financial Plan.

Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes and pari-mutuel taxes on wagering, are expected to decline $119 million to $980 million in 1999-2000. The ongoing effect of tax cuts already in law is the main reason for the decline. In addition, this category





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formerly included receipts from the real property gains tax that was repealed in
1996, and receipts from the real property transfer tax that, since 1996, have been earmarked to support various environmental programs.

Miscellaneous receipts includes license revenues, income from fees and fines, abandoned property proceeds, investment income, and a portion of the assessments levied on medical providers. Miscellaneous receipts are expected to total $1.24 billion in 1999-2000, a decline of $292 million from 1998-99. Roughly $165 million of this decline is attributable to the ongoing phase-out of medical provider assessments. In addition, the Executive Budget proposes eliminating medical provider assessments on April 1, 1999, one year earlier than planned, which accounts for another $26 million of the year-to-year decline in miscellaneous receipts (the remainder of the provider assessment savings is reflected in lower General Fund disbursements).

Transfers to the General Fund consist primarily of tax revenues in excess of debt service requirements. State sales tax proceeds in excess of amounts needed to support debt service payments for LGAC account for 82% of the 1999-2000 receipts in this category. Transfers to the General Fund decline $63 million in 1999-2000, reflecting lower projected receipts from the real estate transfer tax.

General Fund Disbursements

The 1999-2000 Financial Plan projects General Fund disbursements and transfers to capital, debt service and other funds of $37.10 billion, an increase of $482 million over projected spending for 1998-99. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services.

Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. Disbursements in this category are projected to decrease $87 million to $24.81 billion in 1999-2000.

General Fund spending for school aid is projected at $9.99 billion on a State fiscal year basis, an increase of $292 million (3.0%) from 1998-99. The Executive Budget recommends additional funding for operating aid, building aid, and textbook and computer aids. It also funds the remainder of aid payable for the 1998-99 school year. These increases are partially offset by the elimination of categorical grants, reductions in BOCES aid, and other formula modifications. A new Educational Improvement block grant replaces categorical programs such as pre-kindergarten and minor maintenance to give school districts greater flexibility in meeting locally-determined needs.

Medicaid costs are estimated at $5.50 billion in 1999-2000, a modest decline of $87 million from 1998-99. Spending on welfare is projected at $1.49 billion, a decline of $41 million (2.7%) from 1998-99. Since 1994-95, State spending on welfare has fallen by $709 million, or 32%, driven by significant welfare changes initiated at the State and federal levels and a large, steady decline in the number of people receiving benefits. Local assistance spending for Children and Families Services is projected at $864 million in 1999-2000, down $42 million (4.7%) from 1998-99. In Mental Health, the State projects spending of $619 million in 1999-2000, an increase of $40 million (7%) over 1998-99, including $23 million in additional funding for the Community Reinvestment Program. Spending for all other local assistance programs will total $5.72 billion in 1999-2000, a decline of $266 million from 1998-99.

State operations spending reflects the costs of running the Executive, Legislative and Judicial branches of government. Spending in this category is projected to increase $225 million above 1998-99 and reflect the annualized cost of 1998-99 collective bargaining agreements, the decline in federal receipts that offset General Fund spending for mental hygiene programs, the costs of staffing a new State prison, and growth in the Legislative and Judiciary budgets. The State's overall workforce is projected to remain stable at approximately 191,200 persons.




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Personal service costs are projected to be $5.01 billion, an increase of $128 million from 1998-99. No funding is included in the Financial Plan for incremental costs from new collective bargaining agreements after the current labor contracts expire on April 1, 1999. Nonpersonal service is projected to be $1.87 billion, with the increase of $97 million used primarily to fund Year 2000 compliance and related activities in the Office for Technology.

General State charges account primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

Total spending for general State charges is projected to grow by $47 million (2.1%) in 1999-2000. The increase is comprised of higher payments for health insurance, Court of Claims settlements and taxes on State-owned lands, offset by decreases for pension contributions and higher reimbursements for fringe benefit costs charged to positions financed by non-General funds, which lower General Fund expenses.

Transfers in support of debt service are projected to grow approximately $185 million or 9% in 1999-2000, from $2.10 billion to $2.29 billion. The reclassification of SUNY community college debt service ($36 million) from local assistance accounts for a portion of this annual increase. The remainder reflects annualized costs from prior borrowings and a portion of the Governor's proposed debt reduction program, which has the effect of increasing costs in the short-term in order to reduce outstanding debt more rapidly. Transfers in support of capital projects for 1999-2000 are estimated to total $438 million and are comprised of $188 million for direct capital spending to finance a variety of recreational, education and cultural projects and $250 million as the second annual deposit to the Debt Reduction Reserve Fund (DRRF) that was created in 1998-99. Other transfers decline by $71 million from 1998-99, as the one-time transfers in 1998-99 for the Lottery and Oil Spill Funds do not recur in 1999-2000.

General Fund Balance

The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised of the $1.79 billion tax reduction reserve for future needs, $473 million in the Tax Stabilization Reserve Fund, and $100 million in the Contingency Reserve Fund. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.

Special Revenue Funds

Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1999-2000 projected disbursements in this fund type total $30.54 billion, an increase of $537 million (1.8%) over 1998-99 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.93 billion in the 1999-2000 fiscal year. Remaining growth in federal funds is primarily due to increases in federal contributions for Children and Family Assistance ($123 million), education ($170 million), labor ($89 million) and the expanded Child Health Plus program ($96 million), offset by a decrease in welfare ($259 million). State special revenue spending is projected to be $8.61 billion, an increase of $315 million from 1998-99.

Capital Project Funds

Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax




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receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.

Capital Projects Funds spending in fiscal year 1999-2000 is projected at $4.41 billion, an increase of $145 million from 1998-99. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

Debt Service Funds

Debt Service Funds are used to account for the payment of principal of, and interest on long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

Total disbursements from the Debt Service Fund type are estimated at $3.68 billion in 1999-2000, an increase of $384 million from 1997-98 levels. Of the increase, $131 million is for transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $80 million is for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder is for a variety of programs in such areas as mental health and corrections, and for general obligation financings. Disbursements on bonds for SUNY's upstate community colleges, previously appropriated as local aid, have now been reclassified as debt service spending.

Out-Year Projections of Receipts and Disbursements

The Division of the Budget projects budget gaps of $1.11 billion in 2000-01 and $2.08 billion in 2001-02. These estimates assume that the Legislature will enact the 1999-2000 Executive Budget and accompanying legislation in its entirety. The gaps also include $500 million in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control State spending. Nearly all the actions proposed by the Governor to balance the 1999-2000 Financial Plan recur and grow in value in future years. The Division of the Budget projects that, if the projected budget gap for 2000-01 is closed with recurring actions, the 2001-02 budget gap would be reduced to $963 million under current projections.

The Executive Budget assumes the use of the $1.79 billion tax reduction reserve to offset the incremental loss in tax receipts resulting from previously enacted and proposed tax reductions beginning in 2000-01. The Financial Plan currently assumes that $589 million of the reserves (about one-third of the amount available) will be applied in 2000-01, with the remaining $1.2 billion used in 2001-02. The State may alter how it apportions the reserves across the three years of the projection period.

The Governor is required by law to propose a balanced budget each year and will propose steps necessary to address any potential remaining budget gaps in subsequent budgets. The Division of the Budget estimates that the State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively, and ended each of these years with a cash surplus.

Receipts

General Fund receipts fall to an estimated $35.99 billion in 2000-01 reflecting the incremental impact of already enacted tax reductions, the impact of prior tax refund reserve transactions and the earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $36.20 billion in




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2001-02, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of tax reductions recommended with the Executive Budget.

Personal income tax receipts are projected to decline to $20.72 billion in 2000-01. The decline from 1999-2000 reflects the positive impact of tax refund reserve transactions on 1999-2000 receipts and reduced growth in underlying liability.

Receipts from user taxes and fees are estimated to total $6.88 billion in 2000-01, a decline of $281 million from 1999-2000. This decline results, in part, from the dedication of an increased portion of motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund.

Business tax receipts are estimated to decline to $4.33 billion in 2000-01 as the impact of recently enacted tax reductions begin to take effect. Receipts are projected to fall to $4.19 billion in 2001-02, reflecting the ongoing effect of business tax reductions and the recommended changes associated with energy tax reform and reduction, as well as other business tax reductions proposed in the 1999-2000 Executive Budget.

Other taxes are projected to decline to $813 million in 2001-01 as the impact of estate tax reductions and the elimination of the gift tax begin to affect receipts.

Miscellaneous receipts are estimated to total $1.20 billion in 2000-01, a decline of $38 million from the prior year. Receipts in this category are projected to reach $1.17 billion in 2001-02.

Transfers from other funds are estimated to grow to $2.04 billion in 2000-01, including the transfer back to the General Fund or Capital Projects Fund resources. Transfers fall slightly in 2001-02 as normal growth in LGAC transfers associated with the sales tax is offset by declines in other transfers.

Disbursements

The State currently projects spending to grow by $1.09 billion (2.9%) in 2000-01 and an additional $1.8 billion (4.7%) in 2001-02. General Fund spending increases at a higher rate in 2001-02 than in 2000-01, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending.

Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.04 billion in 2000-01 and $1.46 billion in 2001-02. School aid, which accounts for the largest share of General Fund spending, is projected to grow by $612 million (6.1%) in 2000-01 and $578 million (5.5%) in 2001-02.

Medicaid is the next largest General Fund program. Spending is expected to grow by $313 million (5.7%) in 2000-01 and $452 million (7.8%) in 2001-02. Consistent with national trends, underlying growth in health care costs is projected at 6.5% over the projection period. The State expects proposed cost containment and managed care to reduce the Medicaid program's spending base, but not to alter the underlying forces driving the rise in health care costs. In welfare, spending is expected to increase by less than 3% in 2000-01, but grow at 6% in 2001-02 as caseloads stabilize and federal work participation rules require additional State resources. Spending on Children and Families Services is expected to increase rapidly in both 2000-01 and 2001-02, reflecting welfare-to-work investments and the loss of federal money in 2001-02 that is currently used to offset General Fund spending. Mental hygiene programs continue to grow faster than inflation because of recently enacted community investment commitments, as well as the continued loss of federal offsets. Most other programs are expected to grow at historical rates, generally around inflation.

State operations costs are projected to increase by $179 million (2.6%) in 2000-01 and $171 million (2.4%) in 2001-02. Most of this increase reflects the costs of staffing additional correctional facilities, the loss of federal money used to offset General Fund spending in mental hygiene agencies, modest




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inflationary increases in non-personal service costs, and additional spending for computer systems and technology initiatives.

General State charges are projected to increase by $95 million in 2000-01 and $76 million in 2001-02. The growth reflects inflationary increases for health insurance and other benefits for State employees. The projections do not assume any changes in existing benefits.

Capital project transfers are expected to increase as a result of the Governor's proposed debt reduction initiatives that drive higher pay-as-you-go spending in the future. Other transfers show little change in the outyears.

Prior Fiscal Years

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and the regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.

1997-98 Fiscal Year

The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund operating surplus of $1.56 billion. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a generally accepted accounting principals (GAAP) basis. The 1997-98 fiscal year operating surplus resulted in part from higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. These gains were partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57% over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41%.

1996-97 Fiscal Year

The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF.




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The remaining $75 million reflected amounts then on deposit in the Community
Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7% from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

1995-96 Fiscal Year

The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

Year 2000 Compliance

New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and delivery services. The State allocated over $117 million in centralized Year 2000 funding in 1998-99 to those agencies that maintain mission-critical and high-priority systems. Agencies are also expending funds from their capital budgets to address the Year 2000 compliance issue. The State is planning to spend an additional $19 million in 1999-2000 for Year 2000 embedded chip compliance, and is also making a contingent appropriation available for unforseen emergencies. The Year 2000 compliance effort may require additional funding above amounts assumed in the State Financial Plan, but those amounts are not assumed to be material.

OFT is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. As of December 1998, the State had completed 93% of overall compliance effort for its mission-critical systems; 18 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the first quarter




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of 1999. As of December 1998, the State has completed 70% of overall compliance effort on the high-priority systems; 168 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.

The State is also addressing a number of issues related to bringing its mission critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, state, local and private data partners; completion of an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Year 2000 compliance status information and assurances.

Since problems could be identified during the compliance testing phase that could produce compliance delays, the State is also requiring its agencies to complete contingency plans for priority systems and business processes by the first quarter of 1999. These plans will be integrated into the State Emergency Response Plan and coordinated by the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State regulated utilities complete Year 2000 activities for mission-critical systems, including contingency plans, by July 1, 1999. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Year 2000 compliance.

While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

Certain Litigation

The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims sought against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1999-2000 fiscal year or thereafter.

Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-d of the Public Health Law, which impose a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services; (iv) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers; (v) challenges to the regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates; (vi) a case challenging the shelter allowance granted to recipients of public assistance as insufficient for proper housing; (vii) an action against the Governor of the State of New York challenging the Governor's application of his constitutional line item veto authority to certain portions of budget bills; and (viii) a case calling for the enforcement of the provisions of Articles 12-A, 20 and 28 as applicable to taxation on motor fuel and tobacco products sold to non-Indian consumers on Indian reservations. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

The City of New York

The fiscal health of the State may be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.




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The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan ("Financial Plan") annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October. For current information on the City's Financial Plan and its most recent financial disclosure, contact the Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller for Public Finance.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority (TFA) to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financing capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. On July 30, 1998, the Appellate Division, Third Department, affirmed the Supreme Court decision. Plaintiffs filed a notice of appeal with the New York Court of Appeals asserting an appeal as of right of the Appellate Division order. That appeal was dismissed on September 22, 1998. Plaintiffs subsequently filed a motion for leave to appeal to the Court of Appeals. That motion was denied on December 22, 1998. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy have operated under State-ordered control agencies. On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998. The potential impact on the State of any future




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requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-2000 fiscal year.

Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9% increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

The 1998-99 budget included an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Authorities

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.




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Beginning in 1998, the Long Island Power Authority (the "LIPA") assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this AIS, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

The Metropolitan Transit Authority (the "MTA") oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax, that provide revenue for mass transit purposes, including assistance to the MTA. Since 1987, State law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 State fiscal year, total State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

State legislation accompanying the 1996-97 State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board (the "CPRB") approved the 1995-99 Capital Program (subsequently amended in August 1997), which supercedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs, and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government and the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced ridership causes fare revenues to decline, the MTA's ability to meet its operating expenses without additional assistance could be impaired.


Risk Factors Affecting the Ohio Fund

As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of



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the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


General. Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1997 is 11,186,000.


While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years, the State rates were below the national rates (4.2%versus 4.5%in 1998). The unemployment rate and its effects vary among geographic areas of the State.


There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

State Finances. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to state finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed, an FY 1992 imbalance in



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GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF and, the $263 million balance to a State income tax reduction fund.

The GRF Appropriations Act for the 1998-99 biennium was passed on June 25, 1997 and signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.


The BSF had a May 5, 1999 balance of over $906 million.


Debt. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


By 15 constitutional amendments, approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At May 5, 1999 , almost $1.11 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($23.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be




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outstanding at any one time ($82.7 million outstanding, with no more than $50 million to be issued in any one year.


The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.


The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding or awaiting delivery at May 5, 1999.

The General Assembly has placed on the November 1999 general election ballot a proposed consitutional amendment relating to State debt. If approved by the voters, it will authorize State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (such as that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if further FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

Aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of May 5, 1999) to be approximately $25.8 million (of which $22 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues).

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Debt Rating. State tax-supported bonds are currently rated (uninsured) "Aa1 by Moody's, "AAA"



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(highway obligations) and "AA+" by S&P, and "AA+" by Fitch, and outstanding uninsured State bonds issued by the Ohio Public Facilities Commission and Ohio Building Authority (and the lease-rental bonds issued by the Treasurer) are rated "Aa3" by Moody's and "AA-" by S&P and Fitch.


Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate approximately 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 123 districts as of May 5, 1999 from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision; the State has filed a notice of appeal with the Supreme Court, and a trial court has issued a stay, pending appeal, of the implementation of much of its order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled FY $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113 million for 12 districts in FY1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998


Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (two cities are in preliminary "fiscal watch" status). As of May 5, 1999 a school district "fiscal emergency" provision was applied to nine districts, and 10 were on preliminary "fiscal watch" status.


Property Taxes. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Litigation. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.

Risk Factors Effecting the Oregon Fund


The following information is a summary of special factors affecting the Oregon Fund. It does not purport to be a complete description and is based in part on
(i) the March 1999 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (ii) a February 24, 1999 Official Statement prepared by the Oregon State Department of Consumer and Business Services for the issue of General Obligation Alternative Energy Project Bonds, 1999 Series A (Private Activity - AMT).




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Oregon Economic Review and Forecast
Summary of Recent Trends

Oregon's economy picked up modestly in the fourth quarter, following a very weak third quarter. Similar to the nation as a whole, consumers are the primary catalysts for growth in the state. Oregon's manufacturing and resource industries are still clearly feeling the effects of falling exports to Asia.

The Oregon Employment Department conducts an annual revision of employment data. This revision updates previous monthly estimates. The preliminary figures put state job growth at 2.7% for 1998. The new 1998-benchmarked employment figures show job growth of 2.0%. This revised figure is much lower than the 3.5% growth in 1997.

The revised 1998 job growth figure is lower than the growth for the U.S. as a whole. As a result, 1998 ends a run where Oregon's job growth surpassed that of the nation as a whole.

Jobs grew 2.3% in the fourth quarter. This followed a 1.1% increase in the prior quarter. The vast bulk of the increase occurred in three sectors: local government, services, and communication and utilities. Retail trade grew close to the overall average at 2.2%.

The slower job growth in Oregon is attributable to the disproportionate impact of declining exports to Asia. This can be seen by looking at job growth rankings for major sectors. Oregon ranks relatively high in employment growth for government, services and trade. These sectors are closely linked to consumer income and spending. They are only indirectly tied to exports. Manufacturing employment trends are much more indicative of the Asian impact. Oregon ranks 40th in manufacturing job growth over the past year. Based on the bench marked data, Oregon is likely ranked lower than 9th among states. The rankings by sector would still show the relative strengths and weaknesses.

Another factor slowing the Oregon economy is the maturation of the construction sector. This sector grew very rapidly throughout most of the 1990s. The growth occurred in both residential and nonresidential construction. Job growth has flattened out over the past year. Construction employment inched up at 0.6% annual rate in the fourth quarter. Oregon now ranks 38th among the states in construction job growth for the twelve months ending in November.

Based on preliminary estimates, housing starts totaled 25,100 in Oregon for 1998. This is down slightly from 25,600 in 1997.

Local government employment jumped 11.9% (annual rate) in the fourth quarter. Some of this gain is due to temporary hiring of election workers in November. Data for December provides a more accurate picture of the trend. Local government jobs have grown 4.6% over the 12-month period ending in December. This represents an increase of 7,700. Public education employment accounts for 3,200 of the increase. Other local government rose 4,200. Tribal employment also included in this category, rose 300.

Service employment increased at a strong 5.2% annual rate in the fourth quarter. This sector accounted for 14,600 of the 22,700 increase in Oregon payroll employment between December 1997 and December 1998. Within this category, the largest gains have come in health services (3,400), social services (2,800), private education (2,500), and business services (2,000).

Oregon consumers have benefited from the same factors that are influencing the rest of the nation. These factors are low inflation, capital gains from the stock market, and low interest rates. Oregon's December unemployment rate was 5.5%. This compares to 4.3% for the nation. Nonetheless, the state's labor markets are relatively strong, especially in the metropolitan areas. Retail trade employment data indicates a moderately strong Christmas season. Retail trade rose at a 2.2% rate. December retail trade jobs were 3,500 more than the previous December.




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A different picture emerges from data on state exports and manufacturing activity. Third quarter exports were 14.9% below the same period in 1997. Oregon exporters continue to suffer from declining sales to Japan. Japanese exports fell 15.9% in the third quarter compared to the third quarter of 1997. Exports to Canada, Oregon's largest market, only grew by 1.5%, much slower than the double digit year over year increases in the previous six quarters.

Manufacturing employment declined at a 4.4% annual rate in the fourth quarter. This follows a decline of 5.9% in the third quarter. Declining forest product exports helped push lumber and wood products jobs down 3.3% for the fourth quarter. Weak agricultural markets contributed to an 8.4% decline in food processing jobs. The losses were broad based, with durable goods producers cutting back at a 4.8% rate and nondurable goods industries decreasing 3.3%.

Weak world markets and general excess capacity have been major factors forcing job reductions in Oregon's high technology manufacturing sector. Declines continued in the fourth quarter. The electronics industry (including semiconductors) fell at an 8.8% annual rate. Nonelectrical machinery, a combination of high technology and traditional industries, fell at a 9.9% annual rate in the fourth quarter. Scientific instrument manufacturing jobs decreased at an 8.6% annual rate.

As was the case in the third quarter, the only major manufacturing industry in the state to post sizeable gains was transportation equipment. This sector was benefited from strong heavy truck and recreational vehicle demand. These industries are not closely linked to Asian markets. The Aerospace component of the industry does have strong ties to Asia, but layoffs in this industry have not yet shown up in the data.

The December forecast projected job growth of 1.4% in the fourth quarter. The 1998-benchmarked actual rate of growth was 2.3%. Local government employment growth of 11.9% exceeded the forecast growth of 6.4%. Service employment growth of 5.2% is over the forecast of 2.9%. Retail trade employment growth of 2.2% about matched the forecast of 2.1%. On the other hand, manufacturing employment growth declined 4.4%, lower than the forecast decline of 2.0%.

Short-Term Outlook

Overview. The economy appears to have bottomed out in the second half of 1998. The Office of Economic Analysis (OEA) forecasts continued sluggishness for the Oregon economy through the first quarter of 1999. A modest acceleration is anticipated for the rest of the year. Higher growth is expected for 2000. Oregon manufacturers and farmers face soft, though moderately improving, demand through much of 1999. An Asian rebound, expected in the second half of 1999, should bring recovery to Oregon's goods producing sectors in 2000. Industries with strong links to the consumer sector should continue to grow through 2000, though the rate of increase is expected to slow.

OEA projects job growth of 1.9% for Oregon in 1999. This compares with 1.5% growth projected for the nation as a whole. Oregon's projected job growth rate would be the lowest since 1992, the slow growth year after the last national recession of 1991. State employment growth is expected to pick up to 2.3% in 2000.

The impetus for continued growth in Oregon will be local and national consumer spending. Both are expected to slow from the rapid pace of 1998. Nonetheless, spending should continue to rise faster than the projected low inflation rate. Local consumer spending will fuel job growth in the state's retain and service sectors. National consumer demand, particularly from California, should cushion the effects of soft world demand on Oregon's manufacturers.

The preliminary estimate for 1998 personal income growth in Oregon is 4.7%, slower than the national estimate of 5.0%. Oregon's growth rate is projected to be 4.9% in 1999. This is higher than the U.S. forecast of 4.6%. However, on a per capita basis, Oregon income growth is projected to be 3.4% compared to 3.7% for the U.S. Oregon's higher population growth projection accounts for the difference.




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Forecast Changes. The Oregon forecast is little changed from December.
Employment is essentially unchanged in 1999, but the comparison of levels is distorted by the revised benchmark data for 1998. The slightly higher forecast for 1999 is a modest increase compared to 1998, primarily due to the stronger fourth quarter numbers.

After 1999, employment levels are slightly higher than the December projection. This primarily reflects an expected upturn in the national job forecast.

The personal income forecast for 1999 and 2000 is up modestly compared to December. This reflects a stronger national income forecast. Inflation adjusted income is 0.4 and 1.0% higher than the previous forecast for 1999 and 2000, respectively.

The state housing outlook is stronger than the previous forecast. Housing starts are projected to be 24,400 for 1999. This is 5.8% higher than the December forecast. The new forecast reflects the continued impact of rising home affordability. Housing price inflation in the state is finally slowing. Preliminary figures for the Repeat Purchase Housing Index show prices rose only 4.2% in 1998. They are forecast to increase 4.4% in 1999.

Personal Income Components. The third and final installment of the minimum wage increase occurred on January 1, 1999. Minimum wages are now $6.50, the highest in the nation. Because of this increase, wages are expected to increase 3.8% in 1999, slightly faster than in 1998. Manufacturing wages increased an estimated 5.2% in 1998. They are forecast to grow 4.2% in 1999. The slowdown in growth is due to lower profits for the states' major high-tech employers which should result in smaller bonus payments to workers. Labor markets in this sector should also soften with the cutbacks in employment.

Service sector wages are expected to rebound in 1999, growing 4.0%. Part of the rebound is due to the increase in the minimum wage. In addition, consumer spending is now driving the economy. As a result, rapid growth in this sector will continue to push wages higher as employers compete for workers. Strength in the housing markets will keep construction jobs at high levels, also pushing up wages in this category.

Total wage and salary income is forecast to grow 5.7% in 1999, the same rate as the nation. This compares with 5.6% growth in 1998. Wage growth is expected to increase further in 2000.

Nonfarm proprietor's income is forecast to slow to 4.9% in 1999. This is the result of the slowing economy. Farm proprietor's income is expected to rise in 1999. The increase is based upon assumptions about increasing commodity prices. Income in this sector has been at very depressed levels in recent years.

Dividend, interest, and rent income grew only 3.0% in 1998. It is forecast to rise 3.6% in 1999. This is the result of low short term interest rates. While lower interest rates stimulate the economy, they also reduce income flows from savings. With regard to income, retirees tend to be the group most impacted by changes in interest rates.

Goods-Producing Sectors. The declines in Oregon's high technology and timber industry will reduce employment in the manufacturing sector by 2,800 in 1999. This is a decline of 1.1%. A mild strengthening is forecast for 2000.

High tech employment will decline by 1.3% in 1999. This year over year decline is due to weakened demand and over-capacity in the industry. However, the industry bottomed out at the end of 1998. A recovery in the 2nd quarter and through the rest of 1999 will not bring employment back to early 1998 levels. Thus, while we see a decline on a yearly basis, high tech should increase employment by 300 jobs in 1999.




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Low demand and price competition continues to depress Oregon's timber industry.
The sector is forecast to shrink an additional 2.3% in 1999 and 0.7% in 2000. This will lower the number of jobs in the industry from 50,300 in 1998 to 48,800 in 2000.

Job losses are also forecast for the metals industry and food products industries. Similar to high tech, the food products industries will see modest employment gains in 1999. The one manufacturing sector continuing to expand is transportation equipment. A gain of 900 jobs is forecast for 1999.

Service-Producing Sectors. The driving force behind Oregon's economy in 1999 will be the consumer. In 1999, consumer spending is expected to slow from the very high rate of 1998. It is expected to grow at about the same pace as income. As a result, service sector jobs are forecast to increase 4.5% in 1999. This is on top of 3.5% gains in 1998. Most of the growth will be in the non-health service industries, which will increase 4.8% in 1999.

Jobs in the state's trade industry are expected to rise at the same pace as overall employment in the state. Wholesale trade employment will increase 1.4% in 1999. Retail trade jobs will increase 1.8%.

Finance, insurance and real estate jobs will increase 1.0% in 1999. This sector was essentially flat in 1998.

OEA forecasts a 1.9% increase in overall government employment in 1999. Local governments, the largest component of government jobs in the state, will increase payrolls by 3,200, a 1.9% increase. A large reason for this increase is the expansion in tribal government employment. State jobs will increase 3.6%. Federal government jobs are expected to decline slightly.

Forecast Risks. The major risk to the forecast is a change in consumer spending patterns. A high level of capital gains income and high consumer confidence has fueled the recent surge in spending. If the stock market experiences a sharp correction or consumer confidence is shaken, spending habits could suddenly change. Since consumers are the driving force behind economic growth in the U.S. and in Oregon, the impact on the economy would be pronounced. In Oregon this would impact both goods producers selling to the national market and local retailers. A second risk is further turmoil in world economic markets. If the troubles in Brazil spread, then demand for Oregon products could be reduced. If Asian markets experience further financial problems or take significantly longer to recover than expected, this would have a negative impact on Oregon's manufacturing industry.

Extended Outlook. Oregon's economy has grown relatively faster than the nation throughout the 1990s. OEA expects Oregon to remain a high growth state in the future. The state is forecast to increase from 1.14% of the U.S. in 1998 to 1.23% in 2005.

The key factors that will fuel the state's growth long term are:

1. Export Rebound: The Asian countries are expected to begin to grow again in late 1999 and 2000. This will fuel demand for Oregon products. The trend toward a lower dollar will benefit Oregon exporters as well.

2. Recovery in the semiconductor industry: Increasing demand for computers and an increase in orders should eliminate the excess capacity in the industry by late 1999. The strength in the industry will allow previously announced investment plans in the state to be carried out in the 2000-2005 period.

3. Rising commodity prices: Agricultural and timber producers in the state will benefit from a turn-around in commodity prices. This will spur higher income and job growth for these large sectors of the economy.

Litigation




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The following summary of litigation relates to matters as to which the State of
Oregon is a party and as to which the State of Oregon has indicated that the individual claims against the State exceed $5 million. Other litigation may exist with respect to individual municipal issuers as to which the State of Oregon is not a party, but which, if decided adversely, could have a materially adverse effect on the financial condition of the individual municipal issuer.

Refund of Workers' Compensation Moneys from the General Fund:

Alsea Veneer, Inc. et al v. State of Oregon, et al
ABC Roofing Co., Inc., et al v. State of Oregon, et al

Two companion class actions were filed in September 1998 by Workers' Compensation policyholders insured by the State Accident Insurance Fund Corporation ("SAIF"). The plaintiffs sought damages based on the Oregon Legislative Assembly's 1983 transfer of $81 million in surplus reserves from the Industrial Accident Fund to the State general fund under Oregon laws 1982 (Special Session 3) chapter 2. Because both cases were brought on behalf of the same class of employer-policyholders, the combined maximum claims in both cases could not exceed $81 million, plus interest and attorney fees.

On November 19, 1993, the Oregon Supreme Court issued on opinion ruling against the State and holding that the State must return to the Industrial Accident Fund the $81 million that the legislature transferred to the General Fund. The Supreme Court remanded the case to the trial court to fashion a decree based on evidence of what SAIF would have done with the money if the money had been available to SAIF.

On remand, the trial court ordered the State to return the $81 million to SAIF, with interest at the rate Industrial Accident Fund investments have earned since July 1, 1982. Initial estimates indicate that the amount of principal and interest owing under the court's ruling will be approximately $280 million.

The parties drafted a proposal settlement agreement, which the court approved on February 26, 1996. Under the agreement, the State is obligated to pay a total of $225 million. Of that amount, $145 million has been paid and an additional $80 million will be payable at the end of the 1999 legislative session. If the State fails to appropriate the required amounts, the State will be in breach of the agreement and subject to additional court action from the plaintiffs.

Taxation of Federal Retiree Pension Benefits. On June 18, 1998, in Vogl v. Dept. of Rev., 327 Or 193 (1998), the Oregon Supreme Court decided several cases on appeals from cases filed in the Tax Court and Multnomah County Circuit Court. The federal retiree plaintiffs in those consolidated cases claimed that the benefits paid to State retirees under Oregon laws 1995, Chapter 569, were, in effect, tax rebates and discriminatory in violation of the U.S. Supreme Court's ruling in Davis v. Michigan Dept. of Treasury under principles of intergovernmental tax immunity.

In Vogl, the court held that Oregon Laws 1995, Chapter 569, provides a benefit increase to PERS retirees that "generally replicates the effect of a tax rebate" and that, under principles of intergovernmental tax immunity, the federal retirees are entitled to an equivalent tax benefit. The Vogl court expressly declined to overrule its earlier decision in Ragsdale v. Dept. of Rev., 321 Or 216, cert denied, 516 US 1011 (1995) (Ragsdale II), which denied a federal retiree's tax refund claim based on payment of benefits to PERS recipients, pursuant to Oregon Laws 1991, Chapter 796. The court distinguished the 1991 and 1995 benefit payments, concluding that the 1991 benefits were less closely connected with the tax paid by the State retirees than were the 1995 benefits.

The Oregon Department of Revenue estimates that the amount of General Fund tax money to be paid eventually to federal retirees pursuant to the court's decision in Vogl, as reported to the State Economist in October 1998, could be as much as $410 million.

Bibeau v. Pacific NW Research. This is a federal court class action suit that has been brought on behalf of inmates and their families for injuries the inmates sustained in radiation experiments to which the inmates were subjected in the 1960s and 1970s. The former head of the medical services for the Oregon




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State Police is named as one of the defendants in the suit. The plaintiffs seek
$250 million in damages. Although it is unlikely that they will recover the full amount sought, it is too early to provide an accurate measure of the damages which plaintiffs may reasonably recover at this stage of the case.

The State has tendered its defense to the insurance company that provided coverage to the State in the relevant time frame. Defenses based on statutes of limitation and ultimate repose were asserted on behalf of the State. The court granted the State's motion for summary judgment and dismissed the case based on the statute of limitations. The plaintiffs have appealed the trial court's decision to the Ninth Circuit Court of Appeals. The Court of Appeals heard oral arguments on September 15, 1998.

Kinross Copper Corp. v. State. An inverse condemnation case has been filed against the State, which involves the denial of a permit, by the State's Environmental Quality Commission ("EQC"). The Kinross Copper Corporation acquired land for the purpose of mining copper. As part of the minimum operations, the company intended to dig a huge pit for which a wastewater discharge permit is required. The EQC denied the company's request for a permit based upon an administrative rule that prohibits the issuance of a waste water discharge permit in the area where the copper mine would be located because of the area's proximity to a river that supplies drinking water for the City of Salem, Oregon and other communities. The company alleges a "taking" by the State of the company's property and damages of $32 million as the amount of money it would have earned if the company had been granted a permit and allowed to operate a mine. The State asserts that because the administrative rule prohibiting the issuance of a permit in the relevant area was in effect at the time the company purchased the property, there can be no "taking." The trial court ruled in favor of the State's motion for summary judgment. However, the plaintiff has appealed that decision to the Oregon Court of Appeals. The State believes that it will prevail and plaintiff will not receive any damages based upon the EQC's denial of the permit. The case was argued before the Court of Appeals in May of 1998.

Young v. State. A class action complaint has been filed against the State on behalf of a class of 3,000 State managerial employees for unpaid overtime or compensation time. Initial estimates placed the State's potential liability exposure between $1 million and $5 million, but revised estimates are that the liability could be as high as $11 million. Plaintiffs' claims are based on a legislative change that occurred in the 1995 Oregon legislative session. The Legislative Assembly amended the status relating to the payment of overtime or allowing compensation time to require that all persons who work over 40 hours per week receive overtime or compensation time. There were a number of exceptions to this requirement drafted for professionals. However, State managerial employees were not included in the express statutory exceptions. The Legislative Assembly enacted an exemption that would cover State employees in its 1997 session. Therefore, liability may only be imposed for the period between 1995 and 1997. The state circuit court for Marion County ruled in favor of the State on its motion for summary judgment. The plaintiffs have appealed the decision to the Oregon Court of Appeals.

Taxation on Timber Harvest. Two cases have been filed in the Oregon Tax Court challenging the constitutionality of the state's privilege tax on the harvesting of timber. The state imposes a harvest tax at one rate for timber cut east of the Cascade mountains and imposes a higher rate for timber cut west of the Cascade mountains. Plaintiff contend (i) that the difference between the eastern and western tax rates is unconstitutionally discriminatory and (ii) that the harvest privilege tax is in reality a form of property tax that should be subject to constitutional limits placed on the amount of property taxes. If the plaintiffs prevail, the State would be required to refund the unconstitutional amount of tax paid from the year in which the complaint was filed to the date of the decision declaring the tax unconstitutional. The State estimates that it would take approximately three years for both cases to be decided by the Oregon Tax Court and the Oregon Supreme Court. Therefore, in the event of an adverse ruling, the State would be potentially liable for three years of refund. If the required refund amount were for the entire amount of the tax, initial estimates are that the refund amount would range between $34 to $37 million per year. The State believes it is unlikely that the entire amount of the tax would be required to be refunded. If the court declares only the part of the western tax that exceeds the eastern tax to be unconstitutional, initial estimates are that the refund liability would range between $14 to $15 million per year. If the court declares the tax subject to the constitutional property tax limitations, initial estimates are that the refund liability would range between $19 and $21 million per year. The plaintiffs filed an amended complaint




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and a motion for summary judgment. The State filed a cross-motion for summary judgment. The Tax Court heard arguments on the motions in November of 1998.

Pro Se Cases. There are also several pro se cases on the docket in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible. The Department of Administrative Services is not at this time a party to any litigation which would have a material adverse effect on the ability of the State to appropriate Available Funds under the Loan Agreement to pay the 1998 Series A Certificates.


Risk Factors Affecting the South Carolina Fund

The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

The State of South Carolina has not defaulted on its bonded debt since 1879. The State did, however, experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. The State has had budget surpluses at each fiscal year end since June 30, 1994. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in S&P lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. S&P restored the AAA rating on South Carolina's general obligation bonds on July 9, 1996. South Carolina's general obligation bonds are rated Aaa by Moody's. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State.



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                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

        SELIGMAN
----------------
  MUNICIPAL FUND
    SERIES, INC.



                                                           [GRAPHIC OMITTED]

                                                            MID-YEAR REPORT
                                                             MARCH 31, 1999

                                                                -------

                                                               PROVIDING

                                                             INCOME EXEMPT

                                                             FROM REGULAR

                                                                INCOME

                                                                 TAX



                                                                 [LOGO]

                                                          J. & W. SELIGMAN & CO.
                                                               INCORPORATED
                                                            ESTABLISHED 1864

[PICTURE OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


Seligman -- Times Change...Values Endure

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders .................................   1
Interview With Your Portfolio Manager ...............   2
Performance Overview and
  Portfolio Summary .................................   4
Portfolios of Investments ...........................  12
Statements of Assets and Liabilities ................  32
Statements of Operations ............................  34

Statements of Changes in Net Assets .................  36
Notes to Financial Statements .......................  40
Financial Highlights ................................  45
Report of Independent Auditors ......................  58
Board of Directors ..................................  59
Executive Officers AND For More Information .........  60
Glossary of Financial Terms .........................  61

TO THE SHAREHOLDERS

During Seligman Municipal Fund Series' six-month reporting period ended March 31, 1999, the US economy remained strong. In fact, the economy grew faster than almost anyone had predicted.

At the Fund's fiscal year-end in September 1998, the consensus was that the US economy would slow, possibly to recessionary levels, in the face of worldwide financial disorder brought on by the Asian economic crisis. However, US consumer strength was widely underestimated, and consumer confidence and the strong consumer demand that accompanied it remained a powerful economic force. Not only did the economy continue to surprise on the upside, it did so without signs of rising inflation, a common side effect of prolonged and robust growth.

Despite evidence that inflation remained under control, the unexpected acceleration in economic activity earlier this year caused bond-market participants to worry that inflation posed a possible threat. This concern pushed Treasury yields significantly higher. During these six months, Treasury bond yields fluctuated within a wide range of 98 basis points. In contrast, the municipal market remained relatively stable, with yields fluctuating within a much narrower range of 32 basis points.

At the Fund's fiscal year-end in September 1998, the yield spread between municipal bonds and Treasuries was unprecedentedly narrow. Recently, however, a slowdown in the supply of new municipal bond issues and rising Treasury yields caused the yield spread between municipal bonds and Treasury bonds to widen to a more historically normal range. We believe that this trend will continue and, as it does, the performance of the municipal market should improve relative to the Treasury market.

The ongoing economic expansion in the US continued to benefit the municipal bond market. Municipal bond issuers have been able to improve their financial situations and, for the fourth year in a row, there were more credit-rating upgrades than downgrades. We expect that this positive trend will continue.

The Fund's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer issue. We are confident that there will be no disruption in the investment and shareholder services provided by the Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

We appreciate your confidence in Seligman Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager and the Fund's portfolios of investments follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                              /s/  Brian T. Zino
                                                              ------------------
                                                              Brian T. Zino
                                                              President

April 30, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

THOMAS G. MOLES

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES IN THE LAST SIX MONTHS?

A: During the past six months, the outlook for the US and global economies has improved dramatically. At fiscal year-end in September 1998, economies around the world were struggling with financial crises that threatened to drag the US into recession. In response, the Federal Reserve Board took immediate defensive action by lowering the federal funds rate three times last fall.

    However, the outlook for the US economy brightened as economies around the world began to show signs of recovery and as strong US consumer demand continued to drive economic growth.

    While ending on a positive note, the last six months were nonetheless volatile for equity markets, and thus for the US Treasury market, as investors rushed to buy Treasury bonds during periods of market uncertainty. This "flight to quality" was the primary cause of the sharp swings in Treasury yields that were experienced during the period. The yield on the 30-year US Treasury bond fluctuated by more than 98 basis points during this time.

    In contrast to the volatility of the Treasury market, the municipal market remained relatively stable throughout the period. Long-term municipal interest rates fluctuated within a much narrower trading range of approximately 32 basis points.

    The historically low interest-rate environment led to a surge in municipal new issue volume during 1998. The increase in municipal supply caused the yield spread between municipal bonds and Treasury bonds to narrow, making municipals particularly attractive. For a brief period in October, long-term municipal yields actually exceeded long-term Treasury yields, an unusual occurrence given the tax advantages of municipal ownership.

    This situation has now begun to reverse itself. Year-to-date, new issue volume has slowed from its robust pace, causing the yield spread between municipal bonds and Treasury bonds to widen to a historically normal range.


[PICTURE OMITTED]

SELIGMAN MUNICIPALS TEAMS: (STANDING FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

THOMAS G. MOLES

    The continued strength of the US economy, which is now in its ninth year of economic expansion, has allowed the financial condition of the nation's states, cities, and municipalities to steadily improve. For the fourth year in a row, credit-rating upgrades exceeded downgrades. We expect that this positive trend will continue with the possible exception of health care bonds, whose issuers have been experiencing increased financial and operating pressures.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: The relative lack of volatility in the municipal market limited our opportunities to enhance total return through trading activity. Therefore, we focused on improving the relative value of Seligman Municipal Fund Series' portfolios. Through in-depth credit analysis and market research, we have been able to identify municipal credits that we believe have been undervalued by the market, and we have used this information in our security selection process.

    During the period, our investment strategy was consistent with our positive outlook for the economy and long-term interest rates. We reduced portfolio holdings with short durations, replacing them with longer-term bonds because they offer the greatest opportunity for price appreciation during periods of declining interest rates. (Conversely, during periods of rising interest rates, long-term bonds will depreciate more than shorter-term bonds.) Long-term bonds have also provided the highest yields historically. During the past six months, long-term municipal yields rose slightly, resulting in declines in Seligman Municipal Fund Series' net asset values.

    We have concentrated new purchases in triple "A" rated insured bonds because of the prevailing narrow yield spread between high-quality and lower-quality bonds. At this time, lower-quality bonds do not offer enough additional yield to compensate for the increased credit risk. For the six-month period, high-quality insured bonds outperformed lower-quality bonds.

Q:  WHAT IS YOUR OUTLOOK?

A: Recent economic reports have suggested that the economy may be strengthening further, raising concerns about an acceleration in the rate of inflation. In response, long-term municipal yields have increased modestly. However, we believe that any increase in long-term yields will be temporary, and our outlook for interest rates remains positive. We will continually monitor market conditions and will adjust our investment strategy accordingly.

    There are currently a number of factors that bode well for the municipal market going forward. First, new issue supply has slowed, widening the yield spread between municipals and Treasuries to a historically normal range. If this trend continues, and we believe that it will, the performance of the municipal market should improve relative to the Treasury market. In addition, the municipal bond market has been the beneficiary of a healthy economy and a stable rate of inflation, and we anticipate that these favorable market conditions will continue for the balance of the year.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

NATIONAL SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------  -------------------
CLASS A**
With Sales Charge                       (4.21)%       (0.03)%         6.34%         7.03%           n/a
Without Sales Charge                     0.51          5.00           7.38          7.55            n/a
CLASS D**
With 1% CDSC                            (0.90)         2.95            n/a           n/a            n/a
Without CDSC                             0.08          3.95           6.38           n/a           4.13%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++


NET ASSET VALUE                                           DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                          FOR PERIODS ENDED MARCH 31, 1999

                3/31/99       9/30/98       3/31/98                       DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                    ------------   -------------    ------------
CLASS A          $8.17         $8.32          $8.16       CLASS A         $0.193            --             4.02%
CLASS D           8.16          8.31           8.16       CLASS D          0.157            --             3.33

HOLDINGS BY MARKET SECTORo                                MOODY'S/S&P RATINGSo
Revenue Bonds                          81%                Aaa/AAA         42%
General Obligation Bonds               19                 Aa/AA           29
                                                          A/A             20
WEIGHTED AVERAGE MATURITY              24.6 years         Baa/BBB          9

COLORADO SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                         AVERAGE ANNUAL
                                                     -------------------------------------------------------
                                                                                               CLASS D
                                          SIX           ONE        FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR        YEARS         YEARS         2/1/94
                                      -----------    --------    --------      --------   -----------------
CLASS A**
With Sales Charge                       (4.11)%        0.07%       5.01%         6.16%           n/a
Without Sales Charge                     0.65          5.01        6.04          6.68            n/a
CLASS D**
With 1% CDSC                            (0.65)         3.04         n/a           n/a            n/a
Without CDSC                             0.33          4.04        5.05           n/a           3.58%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20        7.62          8.24           5.97++


NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                             ------------   -------------     ------------
CLASS A          $7.52         $7.64          $7.50                CLASS A         $0.171            --               3.84%
CLASS D           7.52          7.63           7.50                CLASS D          0.136            --               3.13


HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGS0
Revenue Bonds                          78%                         Aaa/AAA         58%
General Obligation Bonds               22                          Aa/AA           17
                                                                   A/A             12
WEIGHTED AVERAGE MATURITY              20.5 years                  Baa/BBB         13



---------------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

GEORGIA SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------    ----------------
CLASS A**
With Sales Charge                       (3.88)%        0.38%          6.31%         7.17%           n/a
Without Sales Charge                     0.94          5.40           7.35          7.70            n/a
CLASS D**
With 1% CDSC                            (0.49)         3.45            n/a           n/a            n/a
Without CDSC                             0.50          4.45           6.41           n/a           4.52%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                               ----------   -------------    -----------
CLASS A          $8.23         $8.38          $8.21                CLASS A          $0.184         $0.045            3.71%
CLASS D           8.25          8.40           8.23                CLASS D           0.147          0.045            3.00

HOLDINGS BY MARKET SECTOR0                                         MOODY'S/S&P RATINGS0
Revenue Bonds                          65%                         Aaa/AAA         43%
General Obligation Bonds               35                          Aa/AA           30
                                                                   A/A             24
WEIGHTED AVERAGE MATURITY              17.7 years                  Baa/BBB          3


LOUISIANA SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------    -----------------
CLASS A**
With Sales Charge                       (3.84)%        0.21%          5.80%         6.91%           n/a
Without Sales Charge                     0.91          5.24           6.82          7.44            n/a
CLASS D**
With 1% CDSC                            (0.40)         3.43            n/a           n/a            n/a
Without CDSC                             0.58          4.42           5.83           n/a           4.28%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++


NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ------------   -------------    ----------
CLASS A          $8.28         $8.51          $8.36                CLASS A          $0.194         $0.112           3.90%
CLASS D           8.28          8.50           8.35                CLASS D           0.157          0.112           3.19

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          85%                         Aaa/AAA         79%
General Obligation Bonds               15                          Aa/AA           13
                                                                   Baa/BBB          8
WEIGHTED AVERAGE MATURITY              20.8 years

--------------------
See footnotes on page 10.

MARYLAND SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      -------- --------------------
CLASS A**
With Sales Charge                       (3.45)%        0.38%          5.84%         6.91%           n/a
Without Sales Charge                     1.31          5.40           6.87          7.43            n/a
CLASS D**
With 1% CDSC                            (0.13)         3.58            n/a           n/a            n/a
Without CDSC                             0.86          4.58           5.90           n/a           4.31%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ------------   -------------   ------------
CLASS A          $8.21         $8.32          $8.19                CLASS A          $0.191         $0.028           3.93%
CLASS D           8.22          8.33           8.19                CLASS D           0.154          0.028           3.23

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          72%                         Aaa/AAA         42%
General Obligation Bonds               28                          Aa/AA           39
                                                                   A/A             17
Weighted Average maturity              21.5 years                  Baa/BBB          2


MASSACHUSETTS SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------   -------------------
CLASS A**
With Sales Charge                       (4.24)%        0.77%          5.94%         7.14%           n/a
Without Sales Charge                     0.51          5.79           6.98          7.66            n/a
CLASS D**
With 1% CDSC                            (0.82)         3.96            n/a           n/a            n/a
Without CDSC                             0.18          4.97           5.99           n/a           4.54%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                       FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                              -----------   -------------    -----------
CLASS A          $8.08         $8.27          $8.04                CLASS A          $0.182         $0.050           3.79%
CLASS D           8.08          8.26           8.03                CLASS D           0.144          0.050           3.08

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          82%                         Aaa/AAA         62%
General Obligation Bonds               18                          Aa/AA           26
                                                                   A/A              5
WEIGHTED AVERAGE MATURITY              21.9 years                  Baa/BBB          5
                                                                   Non-Rated        2

------------------
See footnotes on page 10.

MICHIGAN SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------  -------------------
CLASS A**
With Sales Charge                       (3.89)%        0.60%          5.81%         7.18%           n/a
Without Sales Charge                     0.90          5.60           6.84          7.71            n/a
CLASS D**
With 1% CDSC                            (0.52)         3.67            n/a           n/a            n/a
Without CDSC                             0.45          4.66           5.82           n/a           4.38%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             -----------    ------------    ------------
CLASS A          $8.55         $8.83          $8.64                CLASS A          $0.200         $0.158            3.79%
CLASS D           8.54          8.82           8.63                CLASS D           0.160          0.158            3.09

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          72%                         Aaa/AAA         60%
General Obligation Bonds               28                          Aa/AA           32
                                                                   A/A              8
WEIGHTED AVERAGE MATURITY              20.9 years

MINNESOTA SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------  -------------------
CLASS A**
With Sales Charge                       (3.57)%        0.85%          4.79%         6.48%           n/a
Without Sales Charge                     1.27          5.88           5.82          6.99            n/a
CLASS D**
With 1% CDSC                            (0.16)         3.93            n/a           n/a            n/a
Without CDSC                             0.82          4.93           4.86           n/a           3.78%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++


NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ------------   -------------    ------------
CLASS A          $7.80         $7.98          $7.82                CLASS A          $0.182         $0.098           4.01%
CLASS D           7.80          7.98           7.82                CLASS D           0.147          0.098           3.31

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          52%                         Aaa/AAA         41%
General Obligation Bonds               48                          Aa/AA           36
                                                                   A/A             18
Weighted Average maturity              18.6 years                  Baa/BBB          5

--------------------
See footnotes on page 10.

MISSOURI SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      -------- --------------------
CLASS A**
With Sales Charge                       (4.38)%        0.31%          5.76%         6.77%           n/a
Without Sales Charge                     0.38          5.31           6.80          7.29            n/a
Class D**
With 1% CDSC                            (1.04)         3.38            n/a           n/a            n/a
Without CDSC                            (0.07)         4.37           5.80           n/a           4.04%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             -----------    -------------    -------------
CLASS A          $7.77         $8.03          $7.83                CLASS A          $0.172         $0.118           3.80%
CLASS D           7.77          8.03           7.83                CLASS D           0.137          0.118           3.09

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          82%                         Aaa/AAA         36%
General Obligation Bonds               18                          Aa/AA           53
                                                                   A/A              9
WEIGHTED AVERAGE MATURITY              20.6 YEARS                  BAA/BBB          2


NEW YORK SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     -----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------  -------------------
CLASS A**
With Sales Charge                       (4.37)%        0.93%          6.58%         7.43%           n/a
Without Sales Charge                     0.42          6.01           7.62          7.96            n/a
CLASS D**
With 1% CDSC                            (0.87)         4.19            n/a           n/a            n/a
Without CDSC                             0.09          5.18           6.60           n/a           4.74%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                              -----------   -------------   ------------
CLASS A          $8.24         $8.60          $8.34                CLASS A          $0.188         $0.207           3.94%
CLASS D           8.25          8.60           8.34                CLASS D           0.149          0.207           3.24

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          82%                         Aaa/AAA         63%
General Obligation Bonds               18                          Aa/AA            7
                                                                   A/A             22
WEIGHTED AVERAGE MATURITY              23.1 YEARS                  BAA/BBB          8


--------------------------
See footnotes on page 10.

OHIO SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      -----------    --------       --------      --------  -------------------
CLASS A**
With Sales Charge                       (4.01)%        0.66%          5.64%         6.92%           n/a
Without Sales Charge                     0.80          5.71           6.68          7.44            n/a
CLASS D**
With 1% CDSC                            (0.61)         3.77            n/a           n/a            n/a
Without CDSC                             0.36          4.76           5.75           n/a           4.28%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++


NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ------------   -------------   --------------
CLASS A          $8.11         $8.37          $8.18                CLASS A          $0.193         $0.132           3.77%
CLASS D           8.15          8.41           8.22                CLASS D           0.157          0.132           3.06

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          67%                         Aaa/AAA         79%
General Obligation Bonds               33                          Aa/AA           13
                                                                   A/A              5
WEIGHTED AVERAGE MATURITY              19.3 years                  Baa/BBB          3


OREGON SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                         AVERAGE ANNUAL
                                                     ------------------------------------------------------------
                                                                                                   CLASS D
                                         SIX            ONE          FIVE           10         SINCE INCEPTION
                                        MONTHS*        YEAR          YEARS         YEARS           2/1/94
                                     ----------      --------      --------      --------    -------------------
CLASS A**
With Sales Charge                       (3.61)%        0.77%          5.70%         6.91%           n/a
Without Sales Charge                     1.18          5.75           6.74          7.43            n/a
CLASS D**
WITH 1% CDSC                            (0.25)         3.80            n/a           n/a
N/A
Without CDSC                             0.73          4.80           5.74           n/a           4.41%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ------------   -------------    -----------
CLASS A          $7.92         $8.05          $7.88                CLASS A          $0.174         $0.050           3.88%
CLASS D           7.91          8.04           7.87                CLASS D           0.139          0.050           3.18

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          65%                         Aaa/AAA         42%
General Obligation Bonds               35                          Aa/AA           31
                                                                   A/A             19
WEIGHTED AVERAGE MATURITY              17.9 years                  Baa/BBB          8

-------------------
See footnotes on page 10.

SOUTH CAROLINA SERIES

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                          AVERAGE ANNUAL
                                                     -----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------     --------       --------      --------  -------------------
CLASS A**
With Sales Charge                       (4.18)%        0.17%          5.99%         7.05%           n/a
Without Sales Charge                     0.63          5.17           7.03          7.58            n/a
CLASS D**
With 1% CDSC                            (0.80)         3.23            n/a           n/a            n/a
Without CDSC                             0.18          4.22           6.08           n/a           4.32%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                1.49          6.20           7.62          8.24           5.97++

NET ASSET VALUE                                                    DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                   FOR PERIODS ENDED MARCH 31, 1999
                3/31/99       9/30/98       3/31/98                                DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------                             ------------------------------------------
CLASS A          $8.18         $8.38          $8.21                CLASS A          $0.186         $0.066         3.80%
CLASS D           8.18          8.38           8.21                CLASS D           0.149          0.066         3.10

HOLDINGS BY MARKET SECTORo                                         MOODY'S/S&P RATINGSo
Revenue Bonds                          93%                         Aaa/AAA         64%
General Obligation Bonds                7                          Aa/AA           12
                                                                   A/A             20
WEIGHTED AVERAGE MATURITY              20.3 years                  Baa/BBB          4



------------
   *Returns for periods of less than one year are not annualized.

  **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.

 ***The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

  ++ From 1/31/94.

  + Represents per share amount paid or declared for the six months ended March
    31, 1999.

 ++ Current yield, representing the annualized yield for the 30-day period ended
    March 31, 1999, has been computed in accordance with SEC regulations and will vary.

  0 Percentages based on market values of long-term holdings at March 31, 1999.

NATIONAL SERIES

                      THIS PAGE INTENTIONALLY LEFT BLANK.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999

                       FACE                                                                   RATINGS+           MARKET
        STATE         AMOUNT                  MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
       --------       -------                 ---------------                                 -----------       --------
ALABAMA -- 3.6%     $4,000,000  Jefferson County Sewer Rev., 51/8% due 2/1/2039 ..........     Aaa/AAA        $ 3,916,560

Alaska-- 1.4%        1,500,000  Alaska Housing Finance Corporation Mortgage Rev.,
                                  53/4% due 6/1/2024* ....................................     Aaa/AAA          1,555,575

California -- 2.6%   2,500,000  San Joaquin Hills Transportation Corridor Agency Rev.
                                  (Orange County Senior Lien Toll Road),
                                   63/4% due 1/1/2032 ....................................     Aaa/AAA          2,819,375

Florida-- 4.5%      5,000,000   Jacksonville Electric Authority (Electric System Rev.),
                                   5.10% due 10/1/2032 ...................................     Aa2/AA           4,928,900

Illinois-- 6.5%     3,000,000   Chicago Water Rev., 51/2% due 11/1/2022 ..................     Aaa/AAA          3,111,990

                    1,250,000   Illinois Health Facilities Authority Rev. (Edward Hospital
                                   Project), 6% due 2/15/2019 ............................     A2/A+            1,307,813

                    2,500,000   Illinois Health Facilities Authority Rev. (Northwestern
                                   Memorial Hospital), 6% due 8/15/2024 ..................     Aa2/AA           2,681,650

Kentucky -- 1.9%    1,880,000   Trimble County Pollution Control Rev. (Louisville
                                Gas & Electric Co. Project), 75/8% due 11/1/2020* ........     Aa2/A+           2,008,103

Michigan -- 2.2%    2,250,000   Michigan State Strategic Fund Pollution Control Rev.
                                   (General Motors Corp.), 6.20% due 9/1/2020 ............     A2/A             2,421,585

Missouri -- 4.6%    4,750,000   St. Louis Industrial Development Authority Pollution
                                   Control Rev. (Anheuser-Busch Companies, Inc. Project),
                                   57/8% due 11/1/2026* ..................................     A1/A+            4,972,823

NEVADA-- 4.7%       5,000,000   Clark County Industrial Development Rev. (Nevada
                                   Power Company Project), 5.90% due 11/1/2032* ..........     NR/BBB-          5,089,950

New York-- 4.5%     3,500,000   New York City GOs, 71/4% due 8/15/2024 ...................     Aaa/A-           3,791,515

                    1,000,000   Trust for Cultural Resources of the City of New York Rev.
                                   (American Museum of Natural History),
                                   5.65% due 4/1/2027 ....................................     Aaa/AAA          1,058,660

South               2,000,000   Oconee County Pollution Control Rev. (Duke Power
Carolina-- 1.9%                    Company Project), 71/2% due 2/1/2017 ..................     Aa2/AA-          2,066,480

South               6,000,000   South Dakota Housing Development Authority Rev.
Dakota-- 5.7%                      (Home ownership Mortgage), 6.15% due 5/1/2026* .........    Aa1/AAA          6,161,280

Texas-- 18.2%       3,700,000   Harris County Health Facilities Development Corp.
                                   Hospital Rev. (St. Luke's Episcopal Hospital Project),
                                   63/4% due 2/15/2021 ...................................     Aa3/AAA          3,971,210

                    2,000,000    Harris County Health Facilities Development Corp. SCH
                                   Health Care System Rev. (Sisters of Charity of the
                                   Incarnate Word), 7.10% due 7/1/2021 ...................     Aa3/AA           2,184,100

                    2,000,000    Harris County Health Facilities Development Corp. SCH
                                 Health Care System Rev. (Sisters of Charity of the
                                   Incarnate Word), 53/4% due 7/1/2027 ...................     Aa3/AA           2,094,460

                    4,750,000    Potter County Industrial Development Corp. Pollution
                                   Control Rev. (Southwestern Public Service Company
                                   Project), 53/4% due 9/1/2016 ..........................     Aaa/AAA          5,095,895

                    2,375,000    San Antonio Electric & Gas Rev., 51/2% due 2/1/2020 .....     Aa1/AA           2,454,990

                      125,000    San Antonio Electric & Gas Rev., 51/2% due 2/1/2020 .....     Aa1/AA             136,297

--------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


NATIONAL SERIES (continued)


                       FACE                                                                RATINGS+        MARKET
        STATE         AMOUNT                  MUNICIPAL BONDS                            MOODY'S/S&P        VALUE
       --------       -------                 ---------------                            -----------       --------
Texas (continued)   $2,200,000  Texas Veterans Housing Assistance GOs, 6.80%
                                   due 12/1/2023* .....................................  Aa2/AA          $  2,359,654

                     1,340,000  Travis County Housing Finance Corporation (Single
                                   Family Mortgage Rev.), 6.95% due 10/1/2027 .........  NR/AAA             1,444,171

UTAH-- 3.6%          4,000,000  Intermountain Power Agency Power Supply Rev.,
                                   5% due 7/1/2020 ....................................  Aaa/AAA            3,902,520

VIRGINIA -- 9.5      5,000,000  Fairfax County Industrial Development Authority
                                   Health Care Rev. (Inova Health System Project),
                                   6% due 8/15/2026 ...................................  Aa2/AA             5,413,000

                     5,000,000  Pocahont as Parkway Association Toll   Road Bonds
                                   (Route 895 Connector), 51/2% due 8/15/2028 .........  Baa3/BBB-          4,928,000

WASHINGTON-- 12.6%   4,325,000  King County Sewer GOs, 61/8% due 1/1/2033 .............  Aaa/AAA            4,747,466

                     3,000,000  Port Seattle Rev., 51/2% due 9/1/2021 .................  Aaa/AAA            3,093,570

                     5,520,000  Seattle Water System Rev., 55/8% due 8/1/2026 .........  Aaa/AAA            5,777,232

WISCONSIN -- 6.1%    6,000,000     LaCrosse Resource Recovery Rev. (Northern States
                                    Power Company Project), 6% due 11/1/2021* .........  A1/AA-             6,565,680

WYOMING -- 3.9%      4,000,000 Sweet water County Pollution Control Rev. (Idaho Power
                                   Company Project), 6.05% due 7/15/2026 ..............  A3/A               4,241,560
                                                                                                         ------------
TOTAL MUNICIPAL BONDS (Cost $100,659,942)-- 98.0% .....................................................   106,302,064
VARIABLE RATE DEMAND NOTES (Cost $1,000,000)-- 0.9% ...................................................     1,000,000
OTHER ASSETS LESS LIABILITIES-- 1.1% ..................................................................     1,222,826
                                                                                                         ------------
NET ASSETS-- 100.0%                                                                                      $108,524,890
                                                                                                         ============


COLORADO SERIES

       FACE                                                                                          RATINGS+          MARKET
      AMOUNT                  MUNICIPAL BONDS                                                       MOODY'S/S&P         VALUE
      -------                 ---------------                                                       -----------        --------
  $3,000,000  Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado Project),
                 5-7/8% due 4/1/2014 ............................................................     Aaa/AAA        $ 3,209,820

   1,000,000  Boulder, Larimer and Weld Counties, CO (Vrain Valley School District),
                 5% due 12/15/2022 ..............................................................     Aaa/AAA            987,610

   2,000,000  Colorado Health Facilities Authority Rev. (North Colorado Medical Center),
                 6% due 5/15/2020 ...............................................................     Aaa/AAA          2,152,760

   2,250,000  Colorado Health Facilities Authority Rev. (Sisters of Charity of Leavenworth
                 Health Services Corporation), 5% due 12/1/2025 .................................     Aaa/AAA          2,198,002

   2,000,000  Colorado Health Facilities Authority Rev. (Catholic Health Initiatives),
                 5% due 12/1/2028 ...............................................................     Aaa/AA           1,930,920

   2,350,000  Colorado Springs, CO Utilities Rev., 53/8% due 11/15/2026 .........................     Aaa/AA           2,410,982

    105,000    Colorado Water Resources & Power Development Authority
                 (Clean Water Rev.), 67/8% due 9/1/2011 .........................................     Aaa/AAA            113,166

   2,000,000  Colorado Water Resources & Power Development Authority
                 (Clean Water Rev.), 6% due 9/1/2014 ............................................     Aaa/AAA          2,143,940


--------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS


    FACE                                                                                       RATINGS+          MARKET
   AMOUNT                            MUNICIPAL BONDS                                          MOODY'S/S&P         VALUE
  ----------                         ---------------                                          ------------     -----------
$  1,000,000  Colorado Water Resources & Power Development Authority
                 (Clean Water Rev.), 6.30% due 9/1/2014 ....................................    Aaa/AAA        $ 1,089,190

   2,000,000  Denver, CO City & County (St. Anthony Hospital Systems Rev.),
                 7-3/4% due 5/1/2014 .......................................................    Aaa/AAA          2,027,520

   2,000,000  Denver, CO City &County Department of Aviation Airport System Rev.,
                 5-1/2% due 11/15/2025 .....................................................    Aaa/AAA          2,076,500

    500,000  Denver, CO City & County School District GOs, 5% due 12/1/2019 ................   Aaa/AAA            495,515

   2,200,000  Denver, CO City & County School District GOs, 5% due 12/1/2023 ...............    Aaa/AAA          2,172,214

   2,000,000  Denver, CO Health and Hospital Authority Healthcare Rev., 53/8% due 12/1/2028 .   Baa2/BBB         1,943,540

   1,985,000  Fort Collins, CO GOs Water Bonds, 6-3/8% due 12/1/2012 .......................     Aa1/AA          2,180,582

   2,500,000  Fort Collins Pollution Control Rev. (Anheuser-Busch Project), 6% due 9/1/2031.     A1/A+           2,696,325

   1,000,000  Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019 ......     Aa/AA           1,066,710

   1,895,000  Northglenn, CO GOs Joint Water & Wastewater Utility, 6.80% due 12/1/2008 .....     Aaa/NR          2,130,757

   2,500,000  Platte River Power Authority, CO Power Rev., 61/8% due 6/1/2014 ..............     Aa3/A+          2,661,900

   1,590,000  Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 ...........     NR/AAA          1,710,586

   2,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 ......     Baa1/A          2,119,280

   2,000,000  University of Colorado Hospital Authority Rev., 51/4% due 11/15/2022 .........     Aaa/NR          2,004,720

   2,000,000  Virgin Islands Public Finance Authority Rev., 51/2% due 10/1/2022 ............     NR/BBB-         2,011,860

   2,000,000  Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
                 7% due 12/1/2008 ..........................................................     Aaa/AAA         2,130,040
                                                                                                             -------------
TOTAL MUNICIPAL BONDS (Cost $43,221,007)-- 95.6% ..........................................................     45,664,439

VARIABLE RATE DEMAND NOTES (Cost $1,300,000)-- 2.7% .......................................................      1,300,000

OTHER ASSETS LESS LIABILITIES-- 1.7% ......................................................................        815,634
                                                                                                             -------------
NET ASSETS-- 100.0% .......................................................................................    $47,780,073
                                                                                                             =============


GEORGIA SERIES

    FACE                                                                                       RATINGS+          MARKET
   AMOUNT                            MUNICIPAL BONDS                                          MOODY'S/S&P         VALUE
  ----------                         ---------------                                          ------------     -----------
  $2,500,000  Atlanta, GA Water & Sewer Rev., 51/4% due 1/1/2027 ...........................    Aaa/AAA       $  2,537,925

   1,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 7.40% due 11/1/2010* ....................................    A1/A+            1,220,120

   2,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 63/4% due 2/1/2012* .....................................    A1/A+            2,175,080

   3,000,000  Chatham County, GA School District GOs, 51/2% due 8/1/2020 ...................    Aaa/AAA          3,101,730

   2,000,000  Columbia County, GA School District GOs, 61/4% due 4/1/2013 ..................    Aaa/AAA          2,242,680

   1,000,000  DEKALB COUNTY, GA GOS, 51/4% DUE 1/1/2020 ....................................    AA1/AA+          1,011,240

   1,000,000  DeKalb County, GA Water & Sewerage Rev., 7% due 10/1/2014 ....................    Aaa/AA           1,073,070

   2,000,000  DeKalb County, GA Water & Sewerage Rev., 51/4% due 10/1/2023 .................    Aa/AA            2,023,040

     700,000  DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
                 63/4% due 4/1/2017 ........................................................    Aa1/AA             755,503

     300,000  DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
                 7% due 4/1/2021 ...........................................................   Aa1/AA              325,224




--------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 1999

GEORGIA SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
$  1,000,000  Fayette County, GA School District GOs, 61/8% due 3/1/2015 ....................   Aa/A+           $ 1,103,800

   1,000,000  Fulco Hospital Authority Health System Rev. (Catholic Health East),
                 5% due 11/15/2028 ..........................................................    Aaa/AAA            972,830

   3,000,000  Fulton County, GA School District GOs, 55/8% due 1/1/2021 .....................    Aa2/AA           3,263,970

   2,250,000  Georgia Housing & Finance Authority Rev. (Single Family Mortgage),
                 51/4% due 12/1/2020 ........................................................   Aa2/AAA           2,272,500

   2,500,000  Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
                 6.40% due 7/1/2014 .........................................................     NR/A-           2,683,200

   1,000,000  Georgia State GOs, 53/4% due 2/1/2011* ........................................    Aaa/AAA          1,054,840

   1,750,000  Glynn-Brunswick Memorial Hospital Authority Rev. (Southeast Georgia Health
                 Systems Project), 6% due 8/1/2016 ..........................................    Aaa/AAA          1,894,060

   1,000,000  Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 ...................    Aa1/AA+          1,175,060

   1,500,000  Henry County School District, GA GOs, 6.45% due 8/1/2011 ......................     A1/A+           1,763,820

    500,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev.,
                 61/4% due 7/1/2018 .........................................................     A1/AA-            574,280

   2,000,000  Monroe County, GA Development Authority Pollution Control Rev.
                 (Georgia Power Company Plant-- Scherer Project), 6% due 7/1/2025 ...........    Aaa/AAA          2,093,460

   2,500,000  Peach tree City, GA Water &Sewerage Authority Sewer System Rev.,
                 5.60% due 3/1/2027 .........................................................     Aa3/AA          2,644,100

   2,000,000  Private Colleges & Universities Authority Rev., GA (Spelman College Project),
                 6.20% due 6/1/2014 .........................................................    Aaa/AAA          2,211,260

   1,500,000  Private Colleges & Universities Authority Rev., GA (Mercer University Project),
                 61/2% due 11/1/2015 ........................................................    Aaa/AAA          1,789,245

   3,000,000  Private Colleges & Universities Authority Rev., GA (Agnes Scott College Project),
                 55/8% due 6/1/2023 .........................................................     A1/AA           3,135,420

   1,500,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2026 .......    Baa1/A           1,558,260

   2,000,000  Savannah, GA Airport Rev., 61/4% due 1/1/2015* ................................    Aaa/AAA          2,142,580
                                                                                                                -----------
Total Municipal Bonds (Cost $44,867,088)-- 98.1% ............................................................    48,798,297
Variable Rate Demand Notes (Cost $1,000,000)-- 2.0% .........................................................     1,000,000
Other Assets Less Liabilities-- (0.1)% ......................................................................       (77,188)
                                                                                                                -----------
NET ASSETS-- 100.0% .........................................................................................   $49,721,109
                                                                                                                ===========


LOUISIANA SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $3,000,000  Bastrop, LA Industrial Development Board Pollution Control Rev.
                 (International Paper Company Project), 6.90% due 3/1/2007 ..................     A3/BBB+       $ 3,237,870

   2,500,000  Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
                 53/4% due 12/1/2026* .......................................................     Aa3/AA-         2,626,975


-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 1999

LOUISIANA SERIES (continued)


    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
$  1,775,000  East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
                 Mortgage Rev.), 5.40% due 10/1/2025 ........................................      Aaa/NR        $ 1,793,389
   3,000,000  East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                 5.90% due 2/1/2018 .........................................................     Aaa/AAA          3,191,850
   2,000,000  Houma, LA Utilities Rev., 61/4% due 1/1/2012 ..................................     Aaa/AAA          2,149,640
   2,000,000  Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),

                 6% due 12/1/2024* ..........................................................       Aa/NR          2,065,140
   2,000,000  Jefferson Parish, LA Hospital Service District Rev., 5% due 7/1/2028 ..........     Aaa/AAA          1,922,620
   2,500,000  Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 ...................     Aaa/AAA          2,440,775
   2,495,000  Louisiana Housing Finance Agency Mortgage Rev. (Single Family),

                 6.45% due 6/1/2027* ........................................................     Aaa/AAA          2,642,704
   2,500,000  Louisiana Public Facilities Authority Hospital Rev. (Franciscan Missionaries
                 of Our Lady Health System Project), 5% due 7/1/2025 ........................     Aaa/AAA          2,411,300
   2,500,000  Louisiana Public Facilities Authority Rev. (Loyola University Project),
                 55/8% due 10/1/2016 ........................................................     Aaa/AAA          2,657,950
   3,000,000  Louisiana Public Facilities Authority Rev. (Tulane University),
                 53/4% due 2/15/2021 ........................................................     Aaa/AAA          3,137,910
   1,500,000  Louisiana State GOs, 5% due 4/15/2018 .........................................     Aaa/AAA          1,483,635
   2,000,000  Louisiana State University & Agricultural & Mechanical College Auxiliary Rev.,
                 53/4% due 7/1/2014 .........................................................     Aaa/AAA          2,151,160
   2,500,000  Ouachita Parish, LA Hospital Service District Rev. (Glenwood Regional
                 Medical Center), 53/4% due 5/15/2021 .......................................     Aaa/AAA          2,640,825
     190,000  Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
                 61/2% due 4/1/2006 .........................................................       NR/NR            190,171
   2,500,000  Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil Corporation Project),
                 5.90% due 11/1/2026* .......................................................      Aa2/AA          2,689,250
   1,250,000  Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power
                 and Light Company Project), 6.20% due 5/1/2023* ............................    Baa2/BBB          1,293,137
   2,960,000  Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                 7.15% due 7/1/2016 .........................................................     Aaa/AAA          3,226,045
   2,500,000  Shreveport, LA Airport System Rev., 53/8% due 1/1/2024* .......................     Aaa/AAA          2,521,125
   1,555,000  Shreveport, LA GOs, 71/2% due 4/1/2006 ........................................     Aaa/AAA          1,848,911
   2,750,000  Shreveport, LA GOs, 5% due 3/1/2019 ...........................................     Aaa/AAA          2,725,910
   2,050,000  Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),

                 71/4% due 12/1/2010 ........................................................     Aaa/AAA          2,409,980
   2,500,000  Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks
                 Medical Center), 61/4% due 2/1/2024 ........................................     Aaa/AAA          2,745,475

                                                                                                               -------------
Total Municipal Bonds (Cost $52,841,091)-- 101.5% ...........................................................     56,203,747
Variable Rate Demand Notes (Cost $1,000,000)-- 1.8% .........................................................      1,000,000
Other Assets Less Liabilities-- (3.3)% ......................................................................     (1,854,303)
                                                                                                               -------------
NET ASSETS-- 100.0% .........................................................................................    $55,349,444
                                                                                                               =============

-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

ORTFOLIO OF INVESTMENTS
MARCH 31, 1999

MARYLAND SERIES


    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $1,340,000  Anne Arundel County, MD GOs, 51/8% due 2/1/2026 ...............................     Aa2/AA+       $ 1,344,877
   1,340,000  Anne Arundel County, MDGOs, 51/8% due 2/1/2027 ................................     Aa2/AA+         1,344,877
   3,000,000  Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric

                 Company Project), 6% due 4/1/2024 ..........................................        A2/A         3,225,120
   2,000,000  Baltimore, MD Consolidated Public Improvement GOs, 63/8% due 10/15/2006 .......     Aaa/AAA         2,287,600
   2,500,000  Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),

                 61/2% due 10/1/2011 ........................................................       Aa3/AA-       2,730,425
   2,000,000  Baltimore, MD Project and Refunding Rev. (Water Projects), 51/2% due 7/1/2026 .       Aaa/AAA       2,087,640
   2,000,000  Howard County, MD Metropolitan District Project GOs, 51/2% due 8/15/2022 ......       Aaa/AAA       2,061,560
   2,000,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Multi-Family Housing), 7.70% due 5/15/2020* .........         Aa/NR       2,117,100
   2,465,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Single Family Program), 6.80% due 4/1/2024* .........        Aa2/NR       2,626,581
   2,500,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Residential Rev.), 57/8% due 9/1/2025* ..............        Aa2/NR       2,603,775
   2,500,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Multi-Family Housing), 6.70% due 5/15/2027 ..........         Aa/NR       2,660,375
   2,710,000  Maryland Health & Higher Educational Facilities Authority Rev. (Good Samaritan
                 Hospital), 53/4% due 7/1/2019 ..............................................         A1/NR       2,933,738
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Suburban Hospital), 51/8% due 7/1/2021 ....................................         A1/A+       1,939,180
   2,750,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Anne Arundel Medical Center), 5% due 7/1/2023 .............................       Aaa/AAA       2,711,775
   2,500,000  Maryland Health & Higher Educational Facilities Authority Rev. (Francis Scott Key
                 Medical Center), 5% due 7/1/2023 ...........................................       Aaa/AAA       2,465,250
   2,000,000  Maryland Health &Higher Educational Facilities Authority Rev.
                 (Mercy Medical Center), 53/4% due 7/1/2026 .................................       Aaa/AAA       2,135,800
   1,500,000  Maryland Health &Higher Educational Facilities Authority Rev. (Anne Arundel
                 Medical Center), 51/8% due 7/1/2028 ........................................       Aaa/AAA       1,506,885
   1,000,000  Maryland Health & Higher Educational Facilities Authority Rev. (Charity
                 Obligated Group), 5% due 11/1/2029 .........................................       Aa2/AA+         973,980
   1,000,000  Maryland National Capital Park & Planning Commission GOs
                 (Prince George's County), 6.90% due 7/1/2010 ...............................        Aa2/AA       1,062,990
   2,000,000  Maryland Transportation Authority Rev. (Baltimore/Washington International
                 Airport Project), 61/4% due 7/1/2014* ......................................       Aaa/AAA       2,196,500
   2,000,000  Maryland Transportation Authority Rev. Transportation Facilities Projects,
                 53/4% due 7/1/2015 .........................................................         A1/A+       2,084,480
   1,000,000  Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 6.70% due 9/1/2013 .........................................................       Aaa/AAA       1,090,740
   1,000,000  Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 7.10% due 9/1/2013 .........................................................       Aaa/AAA       1,099,730

-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

ORTFOLIO OF INVESTMENTS
MARCH 31, 1999

MARYLAND SERIES (continued)


    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
$    440,000  Montgomery County, MD Housing Opportunities Commission (Single Family
                 Mortgage Rev.), 73/8% due 7/1/2017 .........................................      Aa2/NR       $   450,745
   1,500,000  Montgomery County, MD Housing Opportunities Commission Rev.,
                 6.20% due 7/1/2026* ........................................................       Aa2/NR        1,589,685
   2,000,000  Northeast Maryland Waste Disposal Authority Solid Waste Rev.
                 (Montgomery County Resource Recovery Project), 6.30% due 7/1/2016* .........        A2/NR        2,138,640
   1,000,000  Puerto Rico Highway &Transportation Authority Rev., 51/2% due 7/1/2036 ........       Baa1/A        1,059,640
     630,000  Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev.

                 Portfolio 1-C), 6.85% due 10/15/2023 .......................................      Aaa/AAA          668,468
   2,000,000  Washington Suburban Sanitary District, MD, 61/2% due 1/1/2016 .................       Aa1/AA        2,164,700
                                                                                                              -------------
TOTAL MUNICIPAL BONDS (Cost $51,511,611)-- 97.9% ............................................................    55,362,856
VARIABLE RATE DEMAND NOTES (Cost $500,000)-- 0.9% ...........................................................       500,000
OTHER ASSETS LESS LIABILITIES-- 1.2% ........................................................................       679,297
                                                                                                              -------------
NET ASSETS-- 100.0% .........................................................................................   $56,542,153
                                                                                                              =============

MASSACHUSETTS SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $5,000,000  Boston, MA Water & Sewer Commission General Rev., 51/4% due 11/1/2019 .........       A1/A+       $ 5,192,050
   4,000,000  Massachusetts Bay Transportation Authority General Transportation System Rev.,
                 55/8% due 3/1/2026 .........................................................     Aa3/AA-         4,381,560
     975,000  Massachusetts Education Loan Authority Education Loan Rev., 8% due 6/1/2002 ...      NR/AAA           982,624
   3,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Daughters of

                 Charity National Health Systems-- Carney Hospital), 6% due 7/1/2009 ........     Aa2/AA+         3,291,120
   2,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Daughters of
                 Charity National Health Systems-- Carney Hospital), 6.10% due 7/1/2014 .....     Aa2/AA+         2,703,775
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
                 Hospital), 6% due 7/1/2018 .................................................     Aaa/AAA         5,403,050
   3,500,000  Massachusetts Health &Educational Facilities Authority Rev. (Williams College),
                 53/4% due 7/1/2019 .........................................................     Aa1/AA+         3,695,265
   2,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
                 81/8% due 7/1/2020 .........................................................       NR/NR         2,678,750
   5,100,000  Massachusetts Health & Educational Facilities Authority Rev. (Smith College),
                 53/4% due 7/1/2024 .........................................................     Aa2/AA-         5,374,125
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare
                 System), 53/8% due 7/1/2024 ................................................     Aaa/AAA         5,068,400

-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

ORTFOLIO OF INVESTMENTS
MARCH 31, 1999

MASSACHUSETTS SERIES (continued)


    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
$  7,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Harvard University),
                 55/8% due 11/1/2028 ........................................................     Aaa/AAA     $   7,947,000
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Catholic Health
                 East Health System), 5% due 11/15/2028 .....................................     Aaa/AAA         4,812,900
   5,250,000  Massachusetts Housing Finance Agency Rev. (Single Family Housing),
                 51/2% due 12/1/2030* .......................................................     Aaa/AAA         5,327,070
   2,000,000  Massachusetts Industrial Finance Agency Electric Utility Rev. (Nantucket Electric
                 Company Project), 57/8% due 7/1/2017* ......................................     Aaa/AAA         2,145,000
   3,500,000  Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
                 53/8% due 9/1/2023 .........................................................     Aa1/AA+         3,616,060
   3,000,000  Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
                 55/8% due 3/1/2026 .........................................................     Aaa/AAA         3,151,050
   3,000,000  Massachusetts Industrial Finance Agency Rev. (Suffolk University),
                 51/4% due 7/1/2027 .........................................................     Aaa/AAA         3,035,340
   3,000,000  Massachusetts Port Authority Special Facilities Rev. (BOS FUEL Project),
                 53/4% due 7/1/2039* ........................................................     Aaa/AAA         3,161,250
   5,000,000  Massachusetts State Consolidated Loan GOs, 51/8% due 11/1/2013 ................     Aaa/AAA         5,144,900
   2,400,000  Massachusetts State Port Authority Rev., 5% due 7/1/2023 ......................     Aa3/AA-         2,347,032
   2,000,000  Massachusetts State Port Authority Rev., 5% due 7/1/2028* .....................     Aa3/AA-         1,916,880
   5,000,000  Massachusetts Water Pollution Abatement Trust Pool Loan Program,

                 55/8% due 2/1/2016 .........................................................     Aaa/AAA         5,304,200
   5,000,000  Massachusetts Water Resources Authority General Rev., 5.60% due 11/1/2026 .....     Aaa/AAA         5,521,150
   4,825,000  Plymouth County, MA Certificates of Participation (Plymouth County

                 Correctional Facility Project), 5% due 4/1/2022 ............................     Aaa/AAA         4,709,055
     730,000  Puerto Rico Electric Power Authority Power Rev., 71/8% due 7/1/2014 ...........   Baa1/BBB+           747,907
   4,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 .......      Baa1/A         4,238,560
   2,750,000  Puerto Rico Port Authority Rev., 6% due 7/1/2021* .............................     Aaa/AAA         2,858,598
                                                                                                             --------------
TOTAL MUNICIPAL BONDS (Cost $97,849,834)-- 99.0%                                                                104,754,671
VARIABLE RATE DEMAND NOTES (Cost $200,000)-- 0.2%                                                                   200,000
OTHER ASSETS LESS LIABILITIES-- 0.8%                                                                                819,552
                                                                                                             --------------
NET ASSETS-- 100.0%                                                                                            $105,774,223
                                                                                                             ==============


-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

ORTFOLIO OF INVESTMENTS
MARCH 31, 1999

MICHIGAN SERIES


    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $5,000,000  Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021* ........     Aaa/AAA       $ 5,455,000
   5,000,000  Detroit, MI GOs, 51/2% due 4/1/2016 ...........................................     Aaa/AAA         5,201,450
   6,000,000  Detroit, MI Water Supply System Rev., 61/4% due 7/1/2012 ......................     Aaa/AAA         6,551,220
   3,000,000  Grand Haven, MI Electric System Rev., 51/4% due 7/1/2013 ......................     Aaa/AAA         3,094,800
   5,000,000  Grand Rapids, MI Water Supply System Rev., 53/4% due 1/1/2018 .................     Aaa/AAA         5,147,000
     325,000  Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare

                 Obligated Group), 61/4% due 7/1/2012 .......................................     Aaa/AAA           351,214
     485,000  Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 61/4% due 7/1/2022 .......................................     Aaa/AAA           524,120
   2,000,000  Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 5% due 7/1/2028 ..........................................      Aaa/NR         1,922,620
   2,500,000  Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist
                 Hospital), 51/2% due 5/15/2028 .............................................      Aaa/NR         2,596,850
   5,000,000  Kent County, MI Airport Rev., 6.10% due 1/1/2025* .............................      Aa/AAA         5,611,100
   1,850,000  Kent County, MI Airport Rev., 5% due 1/1/2028* ................................     Aaa/AAA         1,776,315
   2,775,000  Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/2015 ...........      Aa2/A+         3,036,627
   3,000,000  Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 .......................     Aa3/AA+         3,144,060
   3,250,000  Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),

                 6.10% due 4/1/2019 .........................................................     Aaa/AAA         3,555,500
   3,000,000  Michigan Public Power Agency Rev. (Belle River Project), 51/4% due 1/1/2018 ...      A1/AA-         3,014,520
   3,000,000  Michigan State Building Authority Rev., 61/4% due 10/1/2020 ...................      Aa2/AA         3,197,850
   6,000,000  Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 ....     Aa1/AA+         6,218,580
   5,000,000  Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
                 51/8% due 8/15/2025 ........................................................     Aaa/AAA         4,918,000
   4,500,000  Michigan State Hospital Finance Authority Rev. (St. John Hospital),
                 51/4% due 5/15/2026 ........................................................     Aaa/AAA         4,473,945
   5,250,000  Michigan State Hospital Finance Authority Rev. (Mercy Health Services
                  Obligated Group), 53/4% due 8/15/2026 .....................................     Aa3/AA-         5,554,763
   5,000,000  Michigan State Hospital Finance Authority Rev. (Charity Obligated Group),
                 51/8% due 11/1/2029 ........................................................     Aa2/AA+         4,795,050
   5,000,000  Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
                 6% due 11/15/2036 ..........................................................     Aaa/AAA         5,405,200
   2,045,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.80% due 12/1/2016 ........................................................      NR/AA+         2,162,424
   3,925,000  Michigan State Housing Development Authority Rev. (Rental Housing),
                 6.65% due 4/1/2023 .........................................................      NR/AA-         4,196,649
   4,000,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.05% due 12/1/2027 ........................................................      NR/AA+         4,206,360
   3,000,000  Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
                 61/2% due 2/15/2016 ........................................................     Aaa/AAA         3,237,930
   6,000,000  Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
                 6.20% due 9/1/2020 .........................................................        A2/A         6,457,560


-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

ORTFOLIO OF INVESTMENTS
MARCH 31, 1999

MICHIGAN SERIES (continued)


    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $2,500,000  Michigan State Trunk Line Rev., 5.80% due 11/15/2024 ..........................     Aaa/AAA       $ 2,775,175
   5,000,000  Michigan State Trunk Line Rev., 5% due 11/1/2026 ..............................     Aaa/AAA         4,882,750
   2,000,000  Midland, MI Water Supply System Rev., 7.20% due 4/1/2010 ......................         A/A         2,107,880
   6,300,000  Oxford, MI Area Community Schools GOs, 51/2% due 5/1/2021 .....................     Aaa/AAA         6,556,851
   5,000,000  Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
                 51/4% due 1/1/2020 .........................................................      Aa3/AA         4,937,350
   3,000,000 UNIVERSITY OF MICHIGAN HOSPITAL REV., 63/8% DUE 12/1/2024 ......................      AA2/AA         3,144,390
   5,000,000  Western Michigan State University Rev., 51/8% due 11/15/2022 ..................     Aaa/AAA         4,979,350
   3,000,000  Wyandotte, MI Electric Rev., 61/4% due 10/1/2017 ..............................     Aaa/AAA         3,265,500
                                                                                                             --------------
TOTAL MUNICIPAL BONDS (Cost $130,018,316)-- 98.1% ...........................................................   138,455,953
VARIABLE RATE DEMAND NOTES (Cost $600,000)-- 0.4% ...........................................................       600,000
OTHER ASSETS LESS LIABILITIES-- 1.5% ........................................................................     2,143,674
                                                                                                             --------------
NET ASSETS-- 100.0% .........................................................................................  $141,199,627
                                                                                                             ==============



MINNESOTA SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $5,000,000  Becker, MN Pollution Control Rev. (Northern States Power Company),
                 6.80% due 4/1/2007 .........................................................       A1/A+       $ 5,110,450
   1,500,000  Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022 ...............     Aaa/AAA         1,625,670
   2,250,000  Burnsville - Eagan - Savage, MN Independent School District GOs,
                 51/8% due 2/1/2016 .........................................................      Aa1/NR         2,285,955
   2,350,000  Burnsville - Eagan - Savage, MN Independent School District GOs,
                 51/8% due 2/1/2017 .........................................................      Aa1/NR         2,380,996
   1,500,000  Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
                 5.90% due 10/1/2026 ........................................................     NR/BBB+         1,567,635
   5,000,000  Edina, MN Housing Development Rev. (Edina Park Plaza Project),
                 7.70% due 12/1/2028 ........................................................       Aa/NR         5,158,550
   3,545,000  Fridley, MN Independent School District GOs, 5.35% due 2/1/2021 ...............     Aaa/AAA         3,608,633
   1,500,000  Minneapolis, MNGOs, 6% due 3/1/2016 ...........................................     Aaa/AAA         1,601,775
   4,725,000  Minneapolis, MN Rev. (University Gateway Project), 51/4% due 12/1/2024 ........      Aa2/AA         4,783,732
   4,300,000  Minneapolis, MN Special School District GOs, 5% due 2/1/2014 ..................     Aa1/AA+         4,351,815
   1,400,000  Minneapolis - St. Paul Metropolitan Area (Metropolitan Council of the
                 Twin Cities), MN, 51/2% due 12/1/2012 ......................................     Aaa/AAA         1,490,062
   5,000,000  Minneapolis - St. Paul, MN Housing & Redevelopment Authority Health Care
                 Rev. (Children's Health Care), 51/2% due 8/15/2025 .........................     Aaa/AAA         5,162,100
   4,000,000  Minneapolis - St. Paul, MN Metropolitan Airport Commission Rev.,
                 5% due 1/1/2030 ............................................................     Aaa/AAA         3,931,840
   2,250,000  Minnesota Agricultural & Economic Development Board Rev. (Evangelical
                 Lutheran Good Samaritan Society Project), 5.15% due 12/1/2022 ..............     Aaa/AAA         2,231,595


-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


MINNESOTA SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $1,250,000  MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD REV. (EVANGELICAL
                 LUTHERAN GOOD SAMARITAN SOCIETY PROJECT), 5% DUE 12/1/2023 .................      AAA/AAA      $ 1,220,475
   2,775,000  Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
                 5.40% due 4/1/2022 .........................................................        A2/NR        2,852,977
   1,000,000  Minnesota Higher Education Facilities Authority Rev. (St. John's University),
                 5.40% due 10/1/2022 ........................................................        A3/NR        1,022,560
   1,775,000  Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
                 5.40% due 4/1/2023 .........................................................        A2/NR        1,809,630
   2,500,000  Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
                 51/4% due 4/1/2029 .........................................................        A3/NR        2,481,325
     790,000  Minnesota Housing Finance Agency (Housing Development), 61/4% due 2/1/2020 ....       Aa2/AA          802,205
     800,000  Minnesota Housing Finance Agency (Single Family Mortgage),
                 5.65% due 7/1/2022* ........................................................      Aa2/AA+          810,208
   5,000,000  Minnesota Housing Finance Agency (Single Family Mortgage),
                 6.85% due 1/1/2024* ........................................................      Aa2/AA+        5,280,150
   1,500,000  Minnesota Public Facilities Authority Water Pollution Control Rev.,
                 7.10% due 3/1/2012 .........................................................      Aaa/AAA        1,582,530
   4,000,000  Minnesota Public Facilities Authority Water Pollution Control Rev.,
                 61/4% due 3/1/2015 .........................................................      Aaa/AAA        4,472,080
   5,000,000  Minnesota State GOs, 5.70% due 5/1/2016 .......................................      Aaa/AAA        5,404,350
   5,000,000  North Saint Paul - Maplewood, MN Independent School District GOs,
                 51/8% due 2/1/2025 .........................................................      Aa1/AA+        4,974,800
   2,500,000  Northfield, MNIndependent School District GOs, 51/4% due 2/1/2017 .............       Aa1/NR        2,546,300
   2,000,000  Ramsey & Washington Counties, MN Resource Recovery Rev. (Northern States
                 Power Company Project), 63/4% due 12/1/2006 ................................        A1/AA        2,058,280
   4,000,000  Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 7.45% due 11/15/2006 ......................................       NR/AA+        4,254,360
   4,500,000  Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 61/4% due 11/15/2014 ......................................       NR/AA+        4,893,660
   2,575,000  Rochester, MN Independent School District GOs, 55/8% due 2/1/2016 .............      Aaa/AA+        2,808,398
   2,715,000  Rochester, MN Independent School District GOs, 55/8% due 2/1/2017 .............      Aaa/AA+        2,961,088
   4,500,000  Saint Paul, MN Housing and Redevelopment Health Care Rev.,
                 (Regions Hospital Project), 5.30% due 5/15/2028 ............................      NR/BBB+        4,282,110
      45,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 91/8% due 10/1/2000 ........................................................       NR/CCC           45,381
       5,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 91/8% due 12/1/2000 ........................................................       NR/CCC            5,041
      55,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 91/8% due 12/1/2000 ........................................................       NR/CCC           55,449
      50,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 91/8% due 10/1/2001 ........................................................       NR/CCC           50,635
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 91/8% due 12/1/2001 ........................................................       NR/CCC           10,145

----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


MINNESOTA SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
    $ 55,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 91/8% due 12/1/2001 ........................................................       NR/CCC     $     55,799
       5,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 93/4% due 12/1/2001 ........................................................       NR/CCC            5,084
      50,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 91/8% due 10/1/2002 ........................................................       NR/CCC           50,727
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 91/8% due 12/1/2002 ........................................................       NR/CCC           10,141
      60,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 91/8% due 12/1/2002 ........................................................       NR/CCC           60,846
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 93/4% due 12/1/2002 ........................................................       NR/CCC           10,167
   1,500,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                 53/4% due 1/1/2018 .........................................................        A2/A+        1,569,975
   1,500,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                 43/4% due 1/1/2016 .........................................................        A2/A+        1,436,340
   3,090,000  Western Minnesota Municipal Power Agency-- Power Supply Rev.,
                 51/2% due 1/1/2015 .........................................................         A1/A        3,091,761
   9,010,000  Western Minnesota Municipal Power Agency-- Power Supply Rev.,
                 63/8% due 1/1/2016 .........................................................      Aaa/AAA       10,176,164
                                                                                                               ------------
TOTAL MUNICIPAL BONDS (Cost $112,378,203)-- 98.0% ........................................................      118,441,949
VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 0.7% ........................................................          800,000
OTHER ASSETS LESS LIABILITIES-- 1.3% .....................................................................        1,613,956
                                                                                                               ------------
NET ASSETS-- 100.0% ......................................................................................     $120,855,905
                                                                                                               ============


MISSOURI SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $2,000,000  Columbia, MO Water and Electric System Improvement Rev., 61/8% due 10/1/2012 ..        A1/AA      $ 2,190,260
   2,500,000  Curators of the University of Missouri Health Facilities Rev.
                 (University of Missouri Health System), 5.60% due 11/1/2026 ................      Aaa/AAA        2,611,050
   1,500,000  Hannibal, MO Industrial Development Authority Health Facilities Rev.
                 (Hannibal Regional Hospital), 53/4% due 3/1/2022 ...........................      Aaa/AAA        1,581,165
   1,000,000  Joplin, MO Industrial Development Authority Rev. (Catholic Health Initiatives),
                 5 1/8% due 12/1/2015 .......................................................       Aa2/AA        1,001,150
   1,500,000  Joplin, MO Industrial Development Authority Rev. (Catholic Health Initiatives),
                 5% due 12/1/2028 ...........................................................       Aa2/AA        1,432,980
   1,000,000  Missouri Development Finance Board Solid Waste Disposal Rev. (The Procter &
                 Gamble Company Paper Products Project), 5.20% due 3/15/2029* ...............       Aa2/AA          995,460
     145,000  Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7 3/8% due 3/1/2006 ........................................................      Aaa/AAA          147,436

----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


MISSOURI SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $  525,000  Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7% due 3/1/2006 ............................................................      Aaa/AAA      $   533,017
   1,000,000  Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (State Revolving Fund Program), 6.55% due 7/1/2014 .........................       Aa1/NR        1,082,040
   2,500,000  Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (Union Electric Company Project), 5.45% due 10/1/2028* .....................       A1/AA-        2,567,325
   2,500,000  Missouri State Environmental Improvement & Energy Resources Authority--
                 Water Pollution Control Rev. (State Revolving Fund Program),
                 5.40% due 7/1/2015 .........................................................       Aa1/NR        2,570,200
   2,000,000  Missouri State GOs, 55/8% due 4/1/2017 ........................................      Aaa/AAA        2,122,180
   2,500,000  Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox
                 Medical Centers Project), 51/4% due 6/1/2015 ...............................      Aaa/AAA        2,599,600
   1,500,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 61/4% due 6/1/2015 ........................      Aa1/AA+        1,607,220
   1,000,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 71/4% due 6/1/2019 ........................      Aaa/AA+        1,026,580
   1,000,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 5% due 6/1/2019 ...........................      Aa1/AA+          977,570
   2,500,000  Missouri State Health & Educational Facilities Authority Rev.
                 (Barnes-Jewish, Inc./Christian Health Services), 51/4% due 5/15/2021 .......       Aa2/AA        2,499,850
   2,500,000  Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
                 5% due 6/1/2022 ............................................................      Aaa/AAA        2,449,425
   2,500,000  Missouri State Health  Educational Facilities Authority Rev.
                 (The Washington University), 5% due 11/15/2037 .............................      Aa1/AA+        2,408,875
     820,000  Missouri State Housing Development Commission Housing Development Bonds
                 (Federally Insured Mortgage Loans), 6% due 10/15/2019 ......................      Aa2/AA+          831,964
   2,375,000  Missouri State Housing Development Commission Single Family Mortgage Rev.
                 (Homeownership Loan Program), 5.90% due 9/1/2028* ..........................       NR/AAA        2,471,663
   1,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2026 .......       Baa1/A        1,038,840
   1,500,000  St. Louis, MO Industrial Development Authority Pollution Control Rev.
                 (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 ...............        A1/A+        1,782,000
   1,500,000  St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
                 Improvement Rev., 5.95% due 2/15/2016 ......................................      Aaa/AAA        1,628,340
   2,400,000  Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
                 53/4% due 10/15/2016 .......................................................        Aa/NR        2,509,056
   2,500,000  Springfield, MO Waterworks Rev., 5.60% due 5/1/2023 ...........................       Aa2/A+        2,707,000
   2,750,000  University of Missouri Systems Facilities Rev., 51/2% due 11/1/2023 ...........      Aa2/AA+        2,837,752
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $45,571,343)-- 97.3% .........................................................       48,209,998
VARIABLE RATE DEMAND NOTES (Cost $500,000)-- 1.0% ........................................................          500,000
OTHER ASSETS LESS LIABILITIES-- 1.7% .....................................................................          860,163
                                                                                                                -----------
NET ASSETS-- 100.0% ......................................................................................      $49,570,161
                                                                                                                ===========


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


NEW YORK SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $2,490,000  Buffalo Municipal Water Finance Authority, NY Water System Rev.,
                 5% due 7/1/2026 ............................................................      Aaa/AAA      $ 2,439,005
   2,500,000  Long Island Power Authority, NY Electric Systems General Rev.,
                 51/2% due 12/1/2029 ........................................................      Baa1/A-        2,568,550
   4,000,000  Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
                 5% due 4/1/2023 ............................................................      Aaa/AAA        3,934,120
   4,000,000  New York City Municipal Water Finance Authority, NY Water & Sewer
                 System Rev., 61/4% due 6/15/2020 ...........................................      Aaa/AAA        4,564,080
   4,000,000  New York City Municipal Water Finance Authority, NY Water & Sewer
                 System Rev., 51/8% due 6/15/2030 ...........................................      Aaa/AAA        3,984,240
   1,340,000  New York City, NY GOs, 71/4% due 8/15/2024 ....................................       Aaa/A-        1,451,609
       5,000  New York City, NY GOs, 71/4% due 8/15/2024 ....................................        A3/A-            5,368
   1,380,000  New York City, NY GOs, 6% due 8/1/2026 ........................................        A3/A-        1,497,659
   2,400,000  New York City, NY Industrial Development Agency Civic Facility Rev.
                 (The Nightingale - Bamford School Project), 5.85% due 1/15/2020 ............         A3/A        2,532,264
   2,500,000  New York City, NY Transitional Finance Authority (Future Tax Secured Bonds),
                 5% due 5/1/2026 ............................................................       Aa3/AA        2,431,225
   4,000,000  New York City, NY Trust for Cultural Resources Rev. (American Museum of
                 Natural History), 5.65% due 4/1/2027 .......................................      Aaa/AAA        4,234,640
   4,000,000  New York State Dormitory Authority Rev. (Fordham University),
                 53/4% due 7/1/2015 .........................................................      Aaa/AAA        4,250,160
   4,000,000  New York State Dormitory Authority Rev. (Rochester Institute of Technology),
                 51/2% due 7/1/2018 .........................................................      Aaa/AAA        4,176,680
   3,500,000  New York State Dormitory Authority Rev. (Mental Health Services Facilities
                 Improvement), 53/4% due 8/15/2022 ..........................................        A3/A-        3,719,170
   3,000,000  New York State Dormitory Authority Rev. (Skidmore College), 53/8% due 7/1/2023       Aaa/AAA        3,062,730
   1,500,000  New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
                 53/8% due 7/1/2025 .........................................................      Aaa/AAA        1,547,475
   2,000,000  New York State Dormitory Authority Rev. (Hospital for Special Surgery),
                 5% due 2/1/2028 ............................................................      Aaa/AAA        1,958,000
   2,000,000  New York State Dormitory Authority Rev. (Rockefeller University),
                 5% due 7/1/2028 ............................................................      Aaa/AAA        1,960,680
   4,000,000  New York State Energy Research & Development Authority Gas Facilities Rev.
                 (Brooklyn Union Gas), 51/2% due 1/1/2021 ...................................      Aaa/AAA        4,171,680
   3,000,000  New York State Environmental Facilities Corporation Pollution Control Rev.
                 (State Water-- Revolving Fund), 6.90% due 11/15/2015 .......................      Aaa/AAA        3,445,920
   3,000,000  New York State Housing Finance Agency Rev. (Phillips Village Project),
                 73/4% due 8/15/2017* .......................................................        A2/NR        3,325,470
   3,000,000  New York State Local Government Assistance Corp., 6% due 4/1/2024 .............        A3/A+        3,252,180
   2,000,000  New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 71/2% due 4/1/2016 .........................................................       Aa2/NR        2,058,260
   1,000,000  New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 51/2% due 10/1/2028* .......................................................       Aa2/NR        1,016,370


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


NEW YORK SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $3,000,000  New York State Thruway Authority General Rev., 6% due 1/1/2025 ................      Aaa/AAA     $  3,351,390
   2,000,000  New York State Thruway Authority (Highway and Bridge Trust Fund),
                 5% due 4/1/2018 ............................................................        A3/A-        1,949,720
   4,000,000  New York State Thruway Authority Service Contract Rev., 61/4% due 4/1/2014 ....    Baa1/BBB+        4,513,760
   4,000,000  Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
                 (Bristol-Myers Squibb Co. Project), 53/4% due 3/1/2024* ....................      Aaa/AAA        4,352,320
   2,250,000  Port Authority of New York and New Jersey Consolidated Rev., 61/8% due 6/1/2094       A1/AA-        2,581,695
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $78,914,488)-- 95.5% .........................................................       84,336,420
VARIABLE RATE DEMAND NOTES (Cost $1,400,000)-- 1.6% ......................................................        1,400,000
OTHER ASSETS LESS LIABILITIES-- 2.9% .....................................................................        2,531,290
                                                                                                                -----------
NET ASSETS-- 100.0% ......................................................................................      $88,267,710
                                                                                                                ===========


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.



OHIO SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $2,250,000  Beavercreek Local School District, OH GOs (School Improvement Bonds),
                 5.70% due 12/1/2020 ........................................................      Aaa/AAA     $  2,385,810
   3,450,000  Big Walnut Local School District, OH School Building Construction &
                 Improvement GOs, 7.20% due 6/1/2007 ........................................      Aaa/AAA        3,772,851
   4,000,000  Butler County, OH Transportation Improvement District Highway
                 Improvement Rev., 51/8% due 4/1/2017 .......................................      Aaa/AAA        4,056,120
   4,000,000  Cleveland, OH Airport System Rev., 51/8% due 1/1/2027* ........................      Aaa/AAA        3,927,040
   2,395,000  Cleveland,OH Airport System Rev., 51/8% due 1/1/2027 ..........................      Aaa/AAA        2,393,036
   5,000,000  Cleveland, OH Public Power System Rev., 5% due 11/15/2024 .....................      Aaa/AAA        4,935,700
   4,915,000  Cleveland, OH Waterworks Improvement First Mortgage Rev., 53/4% due 1/1/2021 ..      Aaa/AAA        5,469,559
      85,000  Cleveland, OH Waterworks Improvement First Mortgage Rev., 53/4% due 1/1/2021 ..      Aaa/AAA           90,645
   4,500,000  Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                 Airport Project), 6% due 1/1/2020* .........................................      Aaa/AAA        4,824,225
   1,000,000  Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                 Airport Project), 5% due 1/1/2028 ..........................................      Aaa/AAA          984,920
   3,000,000  Dayton, OH Water System Mortgage Rev., 63/4% due 12/1/2010 ....................      Aaa/AAA        3,004,200
   7,000,000  Franklin County, OH GOs, 53/8% due 12/1/2020 ..................................      Aaa/AAA        7,254,450
   7,500,000  Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
                 53/4% due 5/15/2020 ........................................................       Aa3/NR        7,769,025
   2,500,000  Hamilton County, OH Sewer System Rev., 51/2% due 12/1/2017 ....................      Aaa/AAA        2,591,450
   5,000,000  Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 .................      Aaa/AAA        5,405,150
   4,000,000  Hudson Local School District, OH GOs, 7.10% due 12/15/2013 ....................        A1/NR        4,323,640
   1,095,000  Lake County, OH Hospital Improvement Rev. (Lake Hospital System Inc.),
                 8% due 1/1/2013 ............................................................      Aaa/AAA        1,110,111


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


OHIO SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $6,425,000  Mahoning County, OH Hospital Rev. (Forum Health Obligated Group),
                 5% due 11/15/2025 ..........................................................      Aaa/AAA      $ 6,276,711
   2,000,000  Montgomery County, OH Catholic Health Initiatives Rev., 51/8% due 12/1/2017 ...       Aa2/AA        1,986,800
   2,000,000  Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
                 Company Project), 5.45% due 1/1/2024 .......................................      Aaa/AAA        2,055,460
   6,500,000  Ohio Air Quality Development Authority Rev. (JMG Project), 63/8% due 1/1/2029*       Aaa/AAA        7,216,690
   4,415,000  Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
                 Securities Program), 6.10% due 9/1/2028* ...................................       NR/AAA        4,680,960
   3,000,000  Ohio State Higher Educational Facilities Commission Rev. (Oberlin College
                 Project), 53/8% due 10/1/2015 ..............................................        NR/AA        3,083,550
   4,000,000  Ohio State Higher Educational Facilities Commission Rev. (University of
                 Dayton Project), 5.40% due 12/1/2022 .......................................      Aaa/AAA        4,118,080
   2,000,000  Ohio State Liquor Profits Rev., 6.85% due 3/1/2000 ............................      Aaa/AAA        2,066,000
   4,000,000  Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
                 6.30% due 5/1/2006 .........................................................      Aaa/AAA        4,293,240
   2,190,000  Ohio State Water Development Authority Rev. (Safe Water), 93/8% due 12/1/2010 .      Aaa/AAA        2,757,385
   7,500,000  Ohio State Water Development Authority Rev. (Fresh Water), 51/8% due 12/1/2023       Aaa/AAA        7,515,300
   5,000,000  Ohio State Water Development Authority Rev. (Community Assistance),
                 53/8% due 12/1/2024 ........................................................      Aaa/AAA        5,149,000
   5,000,000  Ohio State Water Development Authority Rev. (Dayton Power & Light Co.
                 Project), 6.40% due 8/15/2027 ..............................................      Aa3/AA-        5,420,900
   2,500,000  Ohio State Water Development Authority Solid Waste Disposal Rev.
                 (North Star BHP Steel, L.L.C. Project -- Cargill, Incorporated, Guarantor),
                 6.30% due 9/1/2020* ........................................................       Aa3/A+        2,717,125
   3,000,000  Ohio Turnpike Commission, OH Turnpike Rev., 5.70% due 2/15/2017 ...............      Aaa/AAA        3,333,990
   2,955,000  Pickerington Local School District, OH School Building Construction GOs,
                 8% due 12/1/2005 ...........................................................      Aaa/aaa        3,452,001
   4,000,000  Puerto Rico Highway &Transportation Authority Rev., 51/2% due 7/1/2036 ........       Baa1/A        4,238,560
     775,000  Toledo, OH Sewer System Rev., 73/4% due 11/15/2017 ............................      Aaa/AAA          793,368
     560,000  Toledo, OH Waterworks Rev., 73/4% due 11/15/2017 ..............................      Aaa/AAA          573,272
   2,500,000  Twinsburg City School District, OH School Improvement GOs,
                 5.90% due 12/1/2021 ........................................................      Aaa/AAA        2,698,875
   3,000,000  University of Toledo, OH General Receipts Bonds, 7.10% due 6/1/2010 ...........      Aaa/AAA        3,189,420
   2,000,000  Worthington City School District, OH School Building Construction &
                 Improvement GOs, 83/4% due 12/1/2002 .......................................      Aaa/AAA        2,110,500
                                                                                                               ------------
TOTAL MUNICIPAL BONDS (Cost $135,108,793)-- 95.5% ........................................................      144,025,119
VARIABLE RATE DEMAND NOTES (Cost $5,000,000)-- 3.3% ......................................................        5,000,000
OTHER ASSETS LESS LIABILITIES-- 1.2% .....................................................................        1,821,123
                                                                                                               ------------
NET ASSETS-- 100.0% ......................................................................................     $150,846,242
                                                                                                               ============

----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


OREGON SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $2,000,000  Benton County, OR Hospital Facilities Authority Rev. (Samaritan Health
                 Services Project), 51/8% due 10/1/2028 .....................................         NR/A      $ 1,948,080
   2,000,000  Chemeketa, OR Community College District GOs, 5.95% due 6/1/2016 ..............      Aaa/AAA        2,230,260
   1,000,000  Clackamas & Washington Counties, OR GOs (West Linn-Wilsonville
                 School District), 5% due 6/1/2017 ..........................................      Aaa/AAA        1,001,930
   1,500,000  Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 ....................      Aa1/AA-        1,541,250
   1,250,000  Multnomah County, OR Education Facility Rev. (University of Portland),
                 5% due 4/1/2018 ............................................................      Aaa/AAA        1,250,975
   1,750,000  Multnomah County School District, OR GOs, 51/2% due 6/1/2015 ..................        A1/A+        1,825,583
   2,000,000  North Clackamas Parks & Recreation District -- Clackamas County, OR Rev.
                 (Recreational Facilities), 5.70% due 4/1/2013 ..............................        NR/A-        2,113,640
   2,000,000  North Wasco County People's Utility District-- Wasco County, OR Rev.
                 (Bonneville Power Administration), 5.20% due 12/1/2024 .....................      Aa1/AA-        2,003,200
     750,000  Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
                 Corporation (Dominican Sisters of Ontario Inc., d.b.a. Holy Rosary Medical
                 Center Project), 6.10% due 11/15/2017 ......................................       Aa2/AA          799,560
   2,500,000  Oregon Department of Administrative Services Certificates of Participation,
                 5.80% due 5/1/2024 .........................................................      Aaa/AAA        2,795,000
   2,250,000  Oregon Department of Administrative Services Certificates of Participation,
                 5% due 5/1/2024 ............................................................      Aaa/AAA        2,234,002
   1,000,000  Oregon Department of Transportation Regional Light Rail Extension Rev.,
                 6.20% due 6/1/2008 .........................................................      Aaa/AAA        1,112,050
   2,000,000  Oregon Health, Housing, Educational &Cultural Facilities Authority Rev.
                 (Linfield College Project), 51/4% due 10/1/2023 ............................      Baa1/NR        1,983,660
   2,500,000  Oregon Health, Housing, Educational &Cultural Facilities Authority Rev.
                 (Reed College Project), 53/8% due 7/1/2025 .................................        NR/A+        2,559,250
   1,250,000  Oregon Health Sciences University Rev., 51/4% due 7/1/2028 ....................      Aaa/AAA        1,259,000
   2,000,000  Oregon Housing & Community Services Department Housing & Finance Rev.
                 (Assisted or Insured Multi-Unit Program), 53/4% due 7/1/2012 ...............       Aa2/A+        2,075,140
     880,000  Oregon Housing & Community Services Department Mortgage Rev.
                 (Single Family Mortgage Program), 5.65% due 7/1/2019* ......................       Aa2/NR          897,046
     300,000  Oregon Housing & Community Services Department Mortgage Rev.
                 (Single Family Mortgage Program), 7% due 7/1/2022* .........................       Aa2/NR          302,283
     500,000  Oregon Housing & Community Services Department Mortgage Rev.
                 (Single Family Mortgage Program), 5.30% due 7/1/2024* ......................       Aa2/NR          502,060
   1,000,000  Oregon Housing & Community Services Department Mortgage Rev.
                 (Single Family Mortgage Program), 6% due 7/1/2027* .........................       Aa2/NR        1,048,330


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


OREGON SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
   $ 500,000  Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ........................       Aa2/AA      $   655,305
   1,375,000  Oregon State GOs (Veterans' Welfare), 57/8% due 10/1/2018 .....................       Aa2/AA        1,437,150
     250,000  Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 .............       Aa2/AA          264,807
   1,000,000  Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* ............       Aa2/AA        1,092,250
     950,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ..........      Aaa/AAA        1,163,227
      15,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ..........      Aaa/AAA           16,273
      35,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ..........      Aaa/AAA           37,923
     500,000  Port of Portland, OR International Airport Rev., 53/4% due 7/1/2025* ..........      Aaa/AAA          523,270
   1,500,000  Port of Portland, OR International Airport Rev., 55/8% due 7/1/2026* ..........      Aaa/AAA        1,561,860
   2,000,000  Portland, OR GOs, 5.60% due 6/1/2014 ..........................................       Aa2/NR        2,131,480
   1,250,000  Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
                 65/8% due 5/1/2011 .........................................................      Aaa/AAA        1,339,750
   2,500,000  Portland, OR Sewer System Rev., 5% due 6/1/2015 ...............................      Aaa/AAA        2,521,525
   1,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2026 .......       Baa1/A        1,038,840
     630,000  Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
                 6.85% due 10/15/2023 .......................................................      Aaa/AAA          668,468
   1,000,000  Puerto Rico Ports Authority Rev., 7% due 7/1/2014* ............................      Aaa/AAA        1,082,150
   1,000,000  Puerto Rico Telephone Authority Rev., 51/2% due 1/1/2013 ......................         A/A+        1,041,140
   2,000,000  Salem, OR Hospital Facility Authority Rev. (Salem Hospital), 5% due 8/15/2018 .       NR/AA-        1,968,200
   2,600,000  Salem, OR Pedestrian Safety Improvements GOs,  53/4% due 5/1/2011 .............      Aaa/AAA        2,826,356
   1,000,000  Tri-County Metropolitan Transportation District of Oregon GOs
                 (Light Rail Extension), 6% due 7/1/2012 ....................................      Aa2/AA+        1,077,990
   1,110,000  Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
                 73/8% due 1/1/2007 .........................................................      Baa1/NR        1,119,857
     500,000  Virgin Islands Public Finance Authority Rev., 51/2% due 10/1/2022 .............      NR/BBB-          502,965
   2,500,000  Washington and Multnomah Counties, OR (Beaverton School District),
                 5% due 8/1/2017 ............................................................      Aa2/AA-        2,501,675
   1,500,000  Washington County, OR Unified Sewerage Agency Rev., 53/4% due 10/1/2011 .......      Aaa/AAA        1,670,175
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $56,194,635)-- 98.3% .........................................................       59,724,935
VARIABLE RATE DEMAND NOTES (Cost $300,000)-- 0.5% ........................................................          300,000
OTHER ASSETS LESS LIABILITIES-- 1.2% .....................................................................          710,377
                                                                                                                -----------
NET ASSETS-- 100.0% ......................................................................................      $60,735,312
                                                                                                                ===========


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


SOUTH CAROLINA SERIES

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
  $2,500,000  Anderson County, SC Hospital Rev. (Anderson Memorial Hospital),
                 51/4% due 2/1/2012 .........................................................      Aaa/AAA      $ 2,561,600
   3,800,000  Berkeley County, SC Water & Sewer Rev., 5.55% due 6/1/2016 ....................      Aaa/AAA        3,935,964
     745,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.15% due 2/1/2004 .........................................................         A1/A          781,438
     770,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.15% due 8/1/2004 .........................................................         A1/A          807,661
     800,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.20% due 2/1/2005 .........................................................         A1/A          839,112
   2,500,000  Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 ................       A1/AA-        2,663,500
   6,000,000  Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
                 53/4% due 8/1/2023* ........................................................       A1/AA-        6,201,780
   3,500,000  Darlington County, SC Industrial Development Rev. (Sonoco Products
                 Company Project), 6% due 4/1/2026* .........................................         A2/A        3,709,545
   2,500,000  Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas
                 Company), 61/2% due 9/1/2014 ...............................................        A1/A+        2,738,625
   1,000,000  Georgetown County, SC Pollution Control Facilities Rev. (International Paper
                 Company), 73/8% due 6/15/2005 ..............................................      A3/BBB+        1,015,220
   3,000,000  Greenville Hospital System, SC Hospital Facilities Rev., 51/2% due 5/1/2016 ...        NR/AA        3,058,800
   2,000,000  Greenville Hospital System, SC Hospital Facilities Rev., 51/4% due 5/1/2023 ...       Aa3/AA        1,959,740
   3,000,000  Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
                 57/8% due 10/1/2017 ........................................................      Aaa/AAA        3,162,870
   2,600,000  Lancaster County, SC School District GOs, 6.60% due 7/1/2012 ..................      AAA/AAA        2,874,872
   2,000,000  Lancaster County, SC Waterworks & Sewer System Rev., 51/4% due 5/1/2021 .......      Aaa/AAA        2,014,020
   2,720,000  Laurens County, SC Combined Utility System Rev., 5% due 1/1/2018 ..............      Aaa/AAA        2,690,434
   5,000,000  Lexington County, SC Hospital Rev. (Health Services District, Inc.),
                 51/8% due 11/1/2026 ........................................................      Aaa/AAA        4,916,400
   1,000,000  Lexington County School District, SC Certificates of Participation
                 (Red Bank/White Knoll Elementary Project), 7.10% due 9/1/2011 ..............      Aaa/AAA        1,098,750
   1,000,000  Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011       Aaa/AAA        1,094,740
   3,000,000  Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 .......................      Aaa/AAA        3,249,090
   2,000,000  Myrtle Beach, SC Waterworks & Sewer System Rev., 51/4% due 3/1/2020 ...........      Aaa/AAA        2,012,020
   1,500,000  North Charleston Sewer District, SC Rev., 63/8% due 7/1/2012 ..................      Aaa/AAA        1,760,205
   5,000,000  Oconee County, SC Pollution Control Rev. (Duke Power Co. Project),
                 5.80% due 4/1/2014 .........................................................      Aa2/AA-        5,264,900
   1,250,000  Piedmont Municipal Power Agency, SC Electric Rev., 61/4% due 1/1/2021 .........      Aaa/AAA        1,448,337
   3,000,000  Piedmont Municipal Power Agency, SC Electric Rev., 6.30% due 1/1/2022 .........      Aaa/AAA        3,313,950
   1,000,000  Puerto Rico Highway &Transportation Authority Rev., 51/2% due 7/1/2036 ........       Baa1/A        1,059,640
   2,000,000  Puerto Rico Highway &Transportation Authority Rev., 5% due 7/1/2038 ...........       Baa1/A        1,946,220


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 1999


SOUTH CAROLINA SERIES (continued)

    FACE                                                                                        RATINGS+          MARKET
   AMOUNT                          MUNICIPAL BONDS                                             MOODY'S/S&P        VALUE
  ------------                     ---------------                                            ------------      ----------
$  2,500,000  Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control
                 Facilities Financing Authority Higher Education Rev. (Inter-American
                 University of Puerto Rico Project), 5% due 10/1/2022 .......................      Aaa/AAA     $  2,493,150
   1,000,000  Puerto Rico Telephone Authority Rev., 51/2% due 1/1/2022 ......................         A/A+        1,028,160
   2,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
                 Corp. Project), 7.45% due 4/1/2021* ........................................        A1/A-        2,163,280
   1,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
                 Corp. Project), 71/8% due 9/1/2021* ........................................        A2/A-        1,080,570
   5,000,000  Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 .................      Aaa/AAA        4,892,200
   2,000,000  South Carolina Jobs--Economic Development Authority Hospital Rev.
                 (Georgetown Memorial Hospital), 5% due 11/1/2029 ...........................       Aaa/NR        1,921,260
   6,000,000  South Carolina Public Service Authority Rev., 57/8% due 1/1/2023 ..............      Aaa/AAA        6,447,960
     500,000  South Carolina State Housing Finance & Development Authority
                 (Homeownership Mortgage), 7.55% due 7/1/2011 ...............................       Aa2/AA          516,225
   2,095,000  South Carolina State Housing Finance & Development Authority Rental
                 Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 .....................        NR/AA        2,126,760
   1,000,000  South Carolina State Housing Finance & Development Authority (Multi-Family
                 Development Rev.), 67/8% due 11/15/2023 ....................................       Aaa/NR        1,063,170
   5,000,000  South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* ................      Aaa/AAA        4,999,550
   5,000,000  Spartanburg, SC Water System Rev., 5% due 6/1/2027 ............................      Aaa/AAA        4,881,550
   3,000,000  University of South Carolina Rev., 53/4% due 6/1/2026 .........................      Aaa/AAA        3,190,890
   2,000,000  Western Carolina Regional Sewer Authority, SC Sewer System Rev.
                 51/2% due 3/1/2010 .........................................................      Aaa/AAA        2,136,140
                                                                                                               ------------
TOTAL MUNICIPAL BONDS (Cost $100,549,652)-- 96.5% ........................................................      107,120,298
VARIABLE RATE DEMAND NOTES (Cost $2,300,000)-- 2.1% ......................................................        2,300,000
OTHER ASSETS LESS LIABILITIES-- 1.4% .....................................................................        1,603,402
                                                                                                               ------------
NET ASSETS-- 100.0% ......................................................................................     $111,023,700
                                                                                                               ============


----------
+Ratings have not been audited by Deloitte & Touche LLP.
*Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.



                                                         NATIONAL        COLORADO         GEORGIA       LOUISIANA      MARYLAND
                                                          SERIES          SERIES          SERIES         SERIES         SERIES
                                                        ------------    -----------     -----------    -----------    -----------
ASSETS:
Investments, at value (see Portfolios of Investments):
  Long-term holdings .................................  $106,302,064    $45,664,439     $48,798,297    $56,203,747    $55,362,856
  Short-term holdings ................................     1,000,000      1,300,000       1,000,000      1,000,000        500,000
                                                        ------------    -----------     -----------    -----------    -----------
                                                         107,302,064     46,964,439      49,798,297     57,203,747     55,862,856
Cash .................................................       122,895        125,965        101,872         122,774         67,432
Interest receivable ..................................     1,553,190        847,717         782,863        941,171        914,343
Expenses prepaid to shareholder service agent ........        13,846          5,769           6,154          6,154          7,692
Receivable for Capital Stock sold ....................            --         38,418             305         18,586         48,507
Receivable for securities sold .......................            --             --              --        345,000             --
Other ................................................         1,105            491             529            591            576
                                                        ------------    -----------     -----------    -----------    -----------
TOTAL ASSETS .........................................   108,993,100     47,982,799      50,690,020     58,638,023     56,901,406
                                                        ------------    -----------     -----------    -----------    -----------

LIABILITIES:
Dividends payable ....................................       197,654         85,212          88,437        101,444        104,519
Payable for Capital Stock repurchased ................       143,613         48,368         805,226        357,708        176,996
Payable for securities purchased .....................            --             --              --      2,747,653             --
Accrued expenses and other ...........................       126,943         69,146          75,248         81,774         77,738
                                                        ------------    -----------     -----------    -----------    -----------
TOTAL LIABILITIES ....................................       468,210        202,726         968,911      3,288,579        359,253
                                                        ------------    -----------     -----------    -----------    -----------
NET ASSETS ...........................................  $108,524,890    $47,780,073     $49,721,109    $55,349,444    $56,542,153
                                                        ============    ===========     ===========    ===========    ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ............................................  $     12,313    $     6,234     $     5,717    $     6,592    $     6,516
  Class D ............................................           976            117             325             92            371
Additional paid-in capital ...........................   104,318,619     45,350,143      45,788,945     51,847,646     52,693,880
Undistributed/accumulated net realized gain (loss) ...    (1,449,140)       (19,853)         (5,087)       132,458         (9,859)
Net unrealized appreciation of investments ...........     5,642,122      2,443,432       3,931,209      3,362,656      3,851,245
                                                        ------------    -----------     -----------    -----------    -----------
NET ASSETS ...........................................  $108,524,890    $47,780,073     $49,721,109    $55,349,444    $56,542,153
                                                        ============    ===========     ===========    ===========    ===========

NET ASSETS:
  Class A ............................................  $100,556,597    $46,896,526     $47,043,361    $54,586,766    $53,490,344
  Class D ............................................  $  7,968,293    $   883,547     $ 2,677,748    $   762,678    $ 3,051,809

SHARES OF CAPITAL STOCK OUTSTANDING ($.001 par value):
  Class A ............................................    12,312,824      6,233,828       5,717,624      6,592,158      6,515,386
  Class D ............................................       976,129        117,562         324,753         92,140        371,425

NET ASSET VALUE PER SHARE:
  CLASS A ............................................         $8.17          $7.52           $8.23          $8.28          $8.21
  CLASS D ............................................         $8.16          $7.52           $8.25          $8.28          $8.22


----------
See Notes to Financial Statements.


                                                        MASSACHUSETTS     MICHIGAN         MINNESOTA       MISSOURI
                                                           SERIES          SERIES           SERIES          SERIES
                                                        ------------     ------------    ------------     -----------
ASSETS:
Investments, at value (see Portfolios of Investments):
  Long-term holdings .................................  $104,754,671     $138,455,953    $118,441,949     $48,209,998
  Short-term holdings ................................       200,000          600,000         800,000         500,000
                                                        ------------     ------------    ------------     -----------
                                                         104,954,671      139,055,953     119,241,949      48,709,998
Cash .................................................       142,097           62,937          81,499          89,748
Interest receivable ..................................     1,513,262        2,430,632       1,903,807         891,844
Expenses prepaid to shareholder service agent ........        13,462           17,692          16,154           6,153
Receivable for Capital Stock sold ....................         2,001          119,297          40,766              --
Receivable for securities sold .......................            --               --              --          40,500
Other ................................................         1,141            1,519           1,282             537
                                                        ------------     ------------    ------------     -----------
TOTAL ASSETS .........................................   106,626,634      141,688,030     121,285,457      49,738,780
                                                        ------------     ------------    ------------     -----------

LIABILITIES:
Dividends payable ....................................       182,939          251,707         215,118          84,846
Payable for Capital Stock repurchased ................       547,546           86,000          71,775          10,270
Payable for securities purchased .....................            --               --              --              --
Accrued expenses and other ...........................       121,926          150,696         142,659          73,503
                                                        ------------     ------------    ------------     -----------
TOTAL LIABILITIES ....................................       852,411          488,403         429,552         168,619
                                                        ------------     ------------    ------------     -----------
NET ASSETS ...........................................  $105,774,223     $141,199,627    $120,855,905     $49,570,161
                                                        ============     ============    ============     ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ............................................  $     12,794     $     16,215    $     15,230     $     6,297
  Class D ............................................           294              310             271              81
Additional paid-in capital ...........................    98,611,717      132,470,882     114,329,810      46,922,780
Undistributed/accumulated net realized gain (loss) ...       244,581          274,583         446,848           2,348
Net unrealized appreciation of investments ...........     6,904,837        8,437,637       6,063,746       2,638,655
                                                        ------------     ------------    ------------     -----------
NET ASSETS ...........................................  $105,774,223     $141,199,627    $120,855,905     $49,570,161
                                                        ============     ============    ============     ===========

NET ASSETS:
  Class A ............................................  $103,399,661     $138,557,794    $118,743,178     $48,944,507
  Class D ............................................  $  2,374,562     $  2,641,833    $  2,112,727     $   625,654

SHARES OF CAPITAL STOCK OUTSTANDING ($.001 par value):
  Class A ............................................    12,793,834       16,215,028      15,230,222       6,297,041
  Class D ............................................       293,833          309,505         270,946          80,497

NET ASSET VALUE PER SHARE:
  CLASS A ............................................         $8.08            $8.55           $7.80           $7.77
  CLASS D ............................................         $8.08            $8.54           $7.80           $7.77



                                                          NEW YORK           OHIO          OREGON      SOUTH CAROLINA
                                                           SERIES           SERIES         SERIES          SERIES
                                                         -----------    ------------     -----------    ------------
ASSETS:
Investments, at value (see Portfolios of Investments):
  Long-term holdings .................................   $84,336,420    $144,025,119     $59,724,935    $107,120,298
  Short-term holdings ................................     1,400,000       5,000,000         300,000       2,300,000
                                                         -----------    ------------     -----------    ------------
                                                          85,736,420     149,025,119      60,024,935     109,420,298
Cash .................................................       150,477         151,513              --         126,753
Interest receivable ..................................     1,409,724       2,499,062       1,031,075       1,775,886
Expenses prepaid to shareholder service agent ........        10,769          18,462           8,077          13,846
Receivable for Capital Stock sold ....................     1,240,201          14,045          38,345         151,101
Receivable for securities sold .......................            --              --              --              --
Other ................................................           890           1,600           3,738           1,144
                                                         -----------    ------------     -----------    ------------
TOTAL ASSETS .........................................    88,548,481     151,709,801      61,106,170     111,489,028
                                                         -----------    ------------     -----------    ------------

LIABILITIES:
Dividends payable ....................................       152,675         270,287         105,372         192,273
Payable for Capital Stock repurchased ................        21,809         428,277          92,253         143,955
Payable for securities purchased .....................            --              --              --              --
Accrued expenses and other ...........................       106,287         164,995         173,233         129,100
                                                         -----------    ------------     -----------    ------------
TOTAL LIABILITIES ....................................       280,771         863,559         370,858         465,328
                                                         -----------    ------------     -----------    ------------
NET ASSETS ...........................................   $88,267,710    $150,846,242     $60,735,312    $111,023,700
                                                         ===========    ============     ===========    ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ............................................   $    10,311    $     18,387     $     7,320    $     12,774
  Class D ............................................           400             202             351             793
Additional paid-in capital ...........................    82,788,641     141,866,755      56,969,827     104,449,328
Undistributed/accumulated net realized gain (loss) ...        46,426          44,572         227,514          (9,841)
Net unrealized appreciation of investments ...........     5,421,932       8,916,326       3,530,300       6,570,646
                                                         -----------    ------------     -----------    ------------
NET ASSETS ...........................................   $88,267,710    $150,846,242     $60,735,312    $111,023,700
                                                         ===========    ============     ===========    ============

NET ASSETS:
  Class A ............................................   $84,970,666    $149,197,388     $57,957,413    $104,542,749
  Class D ............................................   $ 3,297,044    $  1,648,854     $ 2,777,899    $  6,480,951

SHARES OF CAPITAL STOCK OUTSTANDING ($.001 par value):
  Class A ............................................    10,310,987      18,386,874       7,319,611      12,774,100
  Class D ............................................       399,764         202,193         351,116         792,640

NET ASSET VALUE PER SHARE:
  CLASS A ............................................         $8.24           $8.11           $7.92           $8.18
  CLASS D ............................................         $8.25           $8.15           $7.91           $8.18


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999


                                                           NATIONAL       COLORADO         GEORGIA       LOUISIANA      MARYLAND
                                                            SERIES         SERIES          SERIES         SERIES         SERIES
                                                          ----------     ----------      ----------     ----------     ----------
INVESTMENT INCOME:
Interest ..............................................   $2,976,135     $1,281,721      $1,354,539     $1,561,672     $1,590,626
                                                          ----------     ----------      ----------     ----------     ----------
EXPENSES:
Management fees .......................................      268,589        118,094         126,769        140,962        143,774
Distribution and service fees .........................       81,071         26,216          39,040         30,036         44,054
Shareholder account services ..........................       72,575         33,043          37,646         37,785         42,550
Auditing and legal fees ...............................       16,042         14,039          11,350         12,692         14,158
Registration ..........................................       12,975          5,896           6,297          5,712          7,385
Shareholder reports and communications ................        7,443          5,256           8,711          8,018          6,545
Directors' fees and expenses ..........................        5,536          4,247           4,265          4,427          4,839
Custody and related services ..........................        4,890          8,136           3,483          7,035          4,687
Miscellaneous .........................................        2,259          1,369           1,418          1,524          1,708
                                                          ----------     ----------      ----------     ----------     ----------
TOTAL EXPENSES ........................................      471,380        216,296         238,979        248,191        269,700
                                                          ----------     ----------      ----------     ----------     ----------
NET INVESTMENT INCOME .................................    2,504,755      1,065,425       1,115,560      1,313,481      1,320,926
                                                          ----------     ----------      ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................      110,075         95,990              --        137,525            688
Net change in unrealized appreciation of investments ..   (2,108,981)      (817,397)       (668,888)      (906,312)      (571,804)
                                                          ----------     ----------      ----------     ----------     ----------
NET LOSS ON INVESTMENTS ...............................   (1,998,906)      (721,407)       (668,888)      (768,787)      (571,116)
                                                          ----------     ----------      ----------     ----------     ----------
INCREASE IN NET ASSETS FROM OPERATIONS ................   $  505,849     $  344,018      $  446,672     $  544,694     $  749,810
                                                          ==========     ==========      ==========     ==========     ==========

----------
See Notes to Financial Statements.


                                                         MASSACHUSETTS      MICHIGAN       MINNESOTA        MISSOURI
                                                            SERIES           SERIES          SERIES          SERIES
                                                          ----------       ----------      ----------      ----------
INVESTMENT INCOME:
Interest ..............................................   $2,867,511       $3,896,784      $3,335,485      $1,316,653
                                                          ----------       ----------      ----------      ----------
EXPENSES:
Management fees .......................................      270,389          356,548         304,418         124,194
Distribution and service fees .........................       64,343           84,617          73,263          26,482
Shareholder account services ..........................       71,413           96,603          89,108          37,070
Auditing and legal fees ...............................       16,954           20,011          18,992          13,620
Registration ..........................................        3,828            4,352           5,909           5,591
Shareholder reports and communications ................        6,639            9,086           9,764           7,983
Directors' fees and expenses ..........................        5,244            5,440           5,361           4,272
Custody and related services ..........................       15,212           10,875          13,392           6,609
Miscellaneous .........................................        2,382            2,872           2,639           1,452
                                                          ----------       ----------      ----------      ----------
TOTAL EXPENSES ........................................      456,404          590,404         522,846         227,273
                                                          ----------       ----------      ----------      ----------
NET INVESTMENT INCOME .................................    2,411,107        3,306,380       2,812,639       1,089,380
                                                          ----------       ----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................      540,284          409,565         459,408           9,141
Net change in unrealized appreciation of investments ..   (2,344,784)      (2,439,155)     (1,722,354)       (866,824)
                                                          ----------       ----------      ----------      ----------
NET LOSS ON INVESTMENTS ...............................   (1,804,500)      (2,029,590)     (1,262,946)       (857,683)
                                                          ----------       ----------      ----------      ----------
INCREASE IN NET ASSETS FROM OPERATIONS ................   $  606,607       $1,276,790      $1,549,693      $  231,697
                                                          ==========       ==========      ==========      ==========


                                                           NEW YORK          OHIO           OREGON      SOUTH CAROLINA
                                                            SERIES          SERIES          SERIES          SERIES
                                                          ----------      ----------      ----------      ----------
INVESTMENT INCOME:
Interest ..............................................   $2,320,199      $4,210,238      $1,602,431      $2,967,557
                                                          ----------      ----------      ----------      ----------
EXPENSES:
Management fees .......................................      217,605         379,582         151,261         276,584
Distribution and service fees .........................       57,067          83,683          43,455          83,452
Shareholder account services ..........................       55,672         100,456          43,375          76,525
Auditing and legal fees ...............................       13,994          20,675          15,121          16,823
Registration ..........................................        7,453           7,462           7,889           7,108
Shareholder reports and communications ................        8,805           8,495           6,876           8,665
Directors' fees and expenses ..........................        5,037           5,635           3,044           4,686
Custody and related services ..........................        4,449          10,682           7,697          12,608
Miscellaneous .........................................        1,948           3,062           1,582           2,325
                                                          ----------      ----------      ----------      ----------
TOTAL EXPENSES ........................................      372,030         619,732         280,300         488,776
                                                          ----------      ----------      ----------      ----------
NET INVESTMENT INCOME .................................    1,948,169       3,590,506       1,322,131       2,478,781
                                                          ----------      ----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       54,413          68,278         231,647         145,532
Net change in unrealized appreciation of investments ..   (1,598,135)     (2,278,558)       (824,508)     (1,950,699)
                                                          ----------      ----------      ----------      ----------
NET LOSS ON INVESTMENTS ...............................   (1,543,722)     (2,210,280)       (592,861)     (1,805,167)
                                                          ----------      ----------      ----------      ----------
INCREASE IN NET ASSETS FROM OPERATIONS ................   $  404,447      $1,380,226      $  729,270      $  673,614
                                                          ==========      ==========      ==========      ==========


                                                    NATIONAL SERIES               COLORADO SERIES               GEORGIA SERIES
                                             ----------------------------    --------------------------   -------------------------
                                               SIX MONTHS        YEAR         SIX MONTHS       YEAR        SIX MONTHS      YEAR
                                                 ENDED           ENDED          ENDED          ENDED         ENDED         ENDED
                                                3/31/99         9/30/98        3/31/99        9/30/98       3/31/99       9/30/98
                                             ------------    ------------    -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income ....................   $  2,504,755    $  4,996,585    $ 1,065,425    $ 2,274,183   $ 1,115,560   $ 2,287,170
Net realized gain on investments .........        110,075       1,375,240         95,990      1,217,468            --       355,347
Net change in unrealized
  appreciation of investments ............     (2,108,981)      2,557,155       (817,397)       133,704      (668,888)    1,483,755
                                             ------------    ------------    -----------    -----------   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...        505,849       8,928,980        344,018      3,625,355       446,672     4,126,272
                                             ------------    ------------    -----------    -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...............................     (2,397,327)     (4,774,389)    (1,053,163)    (2,263,810)   (1,065,727)   (2,185,497)
   Class D ...............................       (107,428)       (222,196)       (12,262)       (10,373)      (49,833)     (101,673)
Net realized gain on investments:
   Class A ...............................             --              --             --             --      (256,931)     (187,062)
   Class D ...............................             --              --             --             --       (15,052)      (10,787)
                                             ------------    ------------    -----------    -----------   -----------   -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS      (2,504,755)     (4,996,585)    (1,065,425)    (2,274,183)   (1,387,543)   (2,485,019)
                                             ------------    ------------    -----------    -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ...............................      2,876,558       7,098,841        779,400      1,287,016     1,198,004     2,038,654
   Class D ...............................        783,176         929,650        312,810        143,429       424,248       918,990
Net asset value of shares issued in
   payment of dividends:
   Class A ...............................      1,325,925       2,620,048        593,794      1,265,360       697,527     1,422,482
   Class D ...............................         66,836         171,356          9,439          7,311        39,424        87,282
Exchanged from associated Funds:
   Class A ...............................      7,207,504       7,059,979      4,243,293      2,208,315       743,185       260,904
   Class D ...............................      4,203,451      16,952,120        318,471         40,000        38,798        53,323
Net asset value of shares issued in
   payment of gain distribution:
   Class A ...............................             --              --             --             --       200,164       145,261
   Class D ...............................             --              --             --             --        12,933         9,588
                                             ------------    ------------    -----------    -----------   -----------   -----------
Total ....................................     16,463,450      34,831,994      6,257,207      4,951,431     3,354,283     4,936,484
                                             ------------    ------------    -----------    -----------   -----------   -----------
Cost of shares repurchased:
   Class A ...............................     (3,441,400)     (9,998,684)    (1,784,955)    (7,569,275)   (3,070,713)   (6,905,867)
   Class D ...............................       (519,960)       (631,664)            --        (78,801)     (523,538)     (608,241)
Exchanged into associated Funds:
   Class A ...............................     (7,445,182)     (6,101,457)    (1,806,124)    (2,730,725)     (260,154)     (703,073)
   Class D ...............................     (3,834,475)    (12,491,491)       (91,807)       (14,735)      (71,184)     (381,284)
                                             ------------    ------------    -----------    -----------   -----------   -----------
Total ....................................    (15,241,017)    (29,223,296)    (3,682,886)   (10,393,536)   (3,925,589)   (8,598,465)
                                             ------------    ------------    -----------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ........      1,222,433       5,608,698      2,574,321     (5,442,105)     (571,306)   (3,661,981)
                                             ------------    ------------    -----------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS ........       (776,473)      9,541,093      1,852,914     (4,090,933)   (1,512,177)   (2,020,728)
NET ASSETS:
Beginning of period ......................    109,301,363      99,760,270     45,927,159     50,018,092    51,233,286    53,254,014
                                             ------------    ------------    -----------    -----------   -----------   -----------
END OF PERIOD ............................   $108,524,890    $109,301,363    $47,780,073    $45,927,159   $49,721,109   $51,233,286
                                             ============    ============    ===========    ===========   ===========   ===========


----------
See Notes to Financial Statements.


                                                 LOUISIANA SERIES              MARYLAND SERIES
                                             -------------------------    --------------------------
                                              SIX MONTHS      YEAR         SIX MONTHS       YEAR
                                                ENDED         ENDED          ENDED          ENDED
                                               3/31/99       9/30/98        3/31/99        9/30/98
                                             -----------   -----------    -----------    -----------
OPERATIONS:
Net investment income ....................   $ 1,313,481   $ 2,755,599    $ 1,320,926    $ 2,639,840
Net realized gain on investments .........       137,525       750,930            688        183,975
Net change in unrealized
  appreciation of investments ............      (906,312)      904,770       (571,804)     1,341,557
                                             -----------   -----------    -----------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...       544,694     4,411,299        749,810      4,165,372
                                             -----------   -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...............................    (1,298,732)   (2,732,585)    (1,260,790)    (2,539,788)
   Class D ...............................       (14,749)      (23,014)       (60,136)      (100,052)
Net realized gain on investments:
   Class A ...............................      (742,225)      (95,055)      (184,646)      (307,098)
   Class D ...............................       (11,055)         (862)       (10,939)       (11,949)
                                             -----------   -----------    -----------    -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS     (2,066,761)   (2,851,516)    (1,516,511)    (2,958,887)
                                             -----------   -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ...............................       787,748     1,593,079      1,042,860      3,716,423
   Class D ...............................        49,990       275,183        312,781      1,423,657
Net asset value of shares issued in
   payment of dividends:
   Class A ...............................       643,637     1,366,881        750,294      1,496,930
   Class D ...............................        10,353        16,878         52,344         78,222
Exchanged from associated Funds:
   Class A ...............................        35,505        29,131        121,573        294,333
   Class D ...............................        12,220        45,621         45,272         16,794
Net asset value of shares issued in
   payment of gain distribution:
   Class A ...............................       490,938        64,975        138,396        225,691
   Class D ...............................         7,862           692         10,428         10,991
                                             -----------   -----------    -----------    -----------
Total ....................................     2,038,253     3,392,440      2,473,948      7,263,041
                                             -----------   -----------    -----------    -----------
Cost of shares repurchased:
   Class A ...............................    (2,135,385)   (4,220,025)    (2,629,218)    (4,254,611)
   Class D ...............................      (133,532)      (28,622)      (432,474)      (521,910)
Exchanged into associated Funds:
   Class A ...............................       (42,477)     (266,535)      (100,235)      (282,486)
   Class D ...............................            --            --        (21,780)        (3,461)
                                             -----------   -----------    -----------    -----------
Total ....................................    (2,311,394)   (4,515,182)    (3,183,707)    (5,062,468)
                                             -----------   -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ........      (273,141)   (1,122,742)      (709,759)     2,200,573
                                             -----------   -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS ........    (1,795,208)      437,041     (1,476,460)     3,407,058
NET ASSETS:
Beginning of period ......................    57,144,652    56,707,611     58,018,613     54,611,555
                                             -----------   -----------    -----------    -----------
END OF PERIOD ............................   $55,349,444   $57,144,652    $56,542,153    $58,018,613
                                             ===========   ===========    ===========    ===========



                                                MASSACHUSETTS SERIES              MICHIGAN SERIES
                                             ---------------------------    ---------------------------
                                               SIX MONTHS      YEAR          SIX MONTHS       YEAR
                                                 ENDED         ENDED           ENDED          ENDED
                                                3/31/99       9/30/98         3/31/99        9/30/98
                                             ------------   ------------    ------------   ------------
OPERATIONS:
Net investment income ....................   $  2,411,107   $  5,151,550    $  3,306,380   $  6,920,269
Net realized gain on investments .........        540,284        360,413         409,565      2,466,720
Net change in unrealized
  appreciation of investments ............     (2,344,784)     4,686,395      (2,439,155)     2,641,464
                                             ------------   ------------    ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...        606,607     10,198,358       1,276,790     12,028,453
                                             ------------   ------------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...............................     (2,379,234)    (5,099,272)     (3,263,836)    (6,853,272)
   Class D ...............................        (31,873)       (52,278)        (42,544)       (66,997)
Net realized gain on investments:
   Class A ...............................       (643,189)    (1,288,484)     (2,565,404)    (1,235,329)
   Class D ...............................         (9,341)       (14,760)        (38,013)       (15,651)
                                             ------------   ------------    ------------   ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS      (3,063,637)    (6,454,794)     (5,909,797)    (8,171,249)
                                             ------------   ------------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ...............................      2,046,906      2,426,260       3,153,256      4,780,685
   Class D ...............................        997,638        392,038         678,378        325,385
Net asset value of shares issued in
   payment of dividends:
   Class A ...............................      1,389,237      3,066,637       1,959,419      4,190,240
   Class D ...............................         15,131         22,770          30,046         50,303
Exchanged from associated Funds:
   Class A ...............................      9,593,018     10,859,223         298,172      2,928,969
   Class D ...............................        158,159        116,384         298,535        106,164
Net asset value of shares issued in
   payment of gain distribution:
   Class A ...............................        460,197        951,011       1,897,325        911,174
   Class D ...............................          5,256          7,293          32,823         14,084
                                             ------------   ------------    ------------   ------------
Total ....................................     14,665,542     17,841,616       8,347,954     13,307,004
                                             ------------   ------------    ------------   ------------
Cost of shares repurchased:
   Class A ...............................     (4,391,072)    (9,987,117)     (7,314,994)   (12,531,450)
   Class D ...............................       (234,172)      (361,116)       (169,380)      (479,641)
Exchanged into associated Funds:
   Class A ...............................    (12,605,161)   (11,696,486)     (1,033,263)    (3,299,610)
   Class D ...............................             --             --              --        (66,539)
                                             ------------   ------------    ------------   ------------
Total ....................................    (17,230,405)   (22,044,719)     (8,517,637)   (16,377,240)
                                             ------------   ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ........     (2,564,863)    (4,203,103)       (169,683)    (3,070,236)
                                             ------------   ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ........     (5,021,893)      (459,539)     (4,802,690)       786,968
NET ASSETS:
Beginning of period ......................    110,796,116    111,255,655     146,002,317    145,215,349
                                             ------------   ------------    ------------   ------------
END OF PERIOD ............................   $105,774,223   $110,796,116    $141,199,627   $146,002,317
                                             ============   ============    ============   ============



                                                   MINNESOTA SERIES             MISSOURI SERIES             NEW YORK SERIES
                                             ---------------------------   -------------------------   -------------------------
                                               SIX MONTHS       YEAR        SIX MONTHS      YEAR        SIX MONTHS      YEAR
                                                 ENDED          ENDED         ENDED         ENDED         ENDED         ENDED
                                                3/31/99        9/30/98       3/31/99       9/30/98       3/31/99       9/30/98
                                             ------------   ------------   -----------   -----------   -----------   -----------
OPERATIONS:
Net investment income .....................  $  2,812,639   $  5,966,394   $ 1,089,380   $ 2,391,647   $ 1,948,169   $ 4,037,530
Net realized gain on investments ..........       459,408      2,326,890         9,141       792,748        54,413     2,733,067
Net change in unrealized
  appreciation of investments .............    (1,722,354)       714,989      (866,824)      984,919    (1,598,135)    1,350,015
                                             ------------   ------------   -----------   -----------   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS ....     1,549,693      9,008,273       231,697     4,169,314       404,447     8,120,612
                                             ------------   ------------   -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Class A ................................    (2,772,106)    (5,891,605)   (1,081,205)   (2,377,089)   (1,901,114)   (3,969,021)
   Class D ................................       (40,533)       (74,789)       (8,175)      (14,558)      (47,055)      (68,509)
Net realized gain on investments:
   Class A ................................    (1,489,186)      (139,563)     (736,677)     (437,159)   (2,031,676)     (837,486)
   Class D ................................       (27,145)        (2,075)       (6,599)       (3,680)      (55,062)      (15,723)
                                             ------------   ------------   -----------   -----------   -----------   -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .    (4,328,970)    (6,108,032)   (1,832,656)   (2,832,486)   (4,034,907)   (4,890,739)
                                             ------------   ------------   -----------   -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ................................     1,888,210      3,759,777       789,364     1,518,510     4,771,815     3,404,935
   Class D ................................       233,422        583,305       201,000        79,605       701,387       541,566
Net asset value of shares issued in
   payment of dividends:
   Class A ................................     1,831,820      3,934,003       545,898     1,135,261     1,140,408     2,342,732
   Class D ................................        23,109         42,082         7,101        12,480        35,990        49,242
Exchanged from associated Funds:
   Class A ................................       516,786        373,852       302,917       223,404     2,415,310     3,247,626
   Class D ................................       192,572        132,637        23,606            --       493,526       109,289
Net asset value of shares issued in
   payment of gain distribution:
   Class A ................................     1,196,281        112,803       486,691       281,752     1,630,608       666,270
   Class D ................................        20,449          1,581         6,011         2,904        47,092        12,694
                                             ------------   ------------   -----------   -----------   -----------   -----------
Total .....................................     5,902,649      8,940,040     2,362,588     3,253,916    11,236,136    10,374,354
                                             ------------   ------------   -----------   -----------   -----------   -----------
Cost of shares repurchased:
   Class A ................................    (5,151,608)   (10,246,157)   (1,487,534)   (6,778,544)   (2,805,417)   (8,149,245)
   Class D ................................      (409,813)      (199,128)       (2,607)     (162,241)      (51,450)     (152,914)
Exchanged into associated Funds:
   Class A ................................      (182,556)    (1,084,969)      (56,301)     (522,272)   (3,477,641)   (3,375,173)
   Class D ................................            --       (306,816)      (12,439)           --        (7,041)      (22,942)
                                             ------------   ------------   -----------   -----------   -----------   -----------
Total .....................................    (5,743,977)   (11,837,070)   (1,558,881)   (7,463,057)   (6,341,549)  (11,700,274)
                                             ------------   ------------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .........       158,672     (2,897,030)      803,707    (4,209,141)    4,894,587    (1,325,920)
                                             ------------   ------------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS .........    (2,620,605)         3,211      (797,252)   (2,872,313)    1,264,127     1,903,953
NET ASSETS:
Beginning of period .......................   123,476,510    123,473,299    50,367,413    53,239,726    87,003,583    85,099,630
                                             ------------   ------------   -----------   -----------   -----------   -----------
END OF PERIOD .............................  $120,855,905   $123,476,510   $49,570,161   $50,367,413   $88,267,710   $87,003,583
                                             ============   ============   ===========   ===========   ===========   ===========

----------
See Notes to Financial Statements.


                                                      OHIO SERIES                OREGON SERIES            SOUTH CAROLINA SERIES
                                             ---------------------------   -------------------------   ---------------------------
                                               SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                                 ENDED         ENDED          ENDED         ENDED         ENDED          ENDED
                                                3/31/99       9/30/98        3/31/99       9/30/98       3/31/99        9/30/98
                                             ------------   ------------   -----------   -----------   ------------   ------------
OPERATIONS:
Net investment income .....................  $  3,590,506   $  7,551,775   $ 1,322,131   $ 2,628,729   $  2,478,781   $  5,074,598
Net realized gain on investments ..........        68,278      3,398,423       231,647       375,535        145,532      1,214,196
Net change in unrealized
  appreciation of investments .............    (2,278,558)     1,953,712      (824,508)    1,637,046     (1,950,699)     2,638,545
                                             ------------   ------------   -----------   -----------   ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ....     1,380,226     12,903,910       729,270     4,641,310        673,614      8,927,339
                                             ------------   ------------   -----------   -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Class A ................................    (3,565,746)    (7,504,421)   (1,275,324)   (2,555,801)    (2,374,477)    (4,905,709)
   Class D ................................       (24,760)       (47,354)      (46,807)      (72,928)      (104,304)      (168,889)
Net realized gain on investments:
   Class A ................................    (2,412,770)    (2,017,799)     (359,284)     (700,268)      (835,120)      (905,320)
   Class D ................................       (18,170)       (15,589)      (16,245)      (21,792)       (44,640)       (34,538)
                                             ------------   ------------   -----------   -----------   ------------   ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .    (6,021,446)    (9,585,163)   (1,697,660)   (3,350,789)    (3,358,541)    (6,014,456)
                                             ------------   ------------   -----------   -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ................................     1,542,015      3,716,543     3,434,589     4,579,085      3,856,980     10,736,862
   Class D ................................       596,196        208,265       243,306       912,518      1,195,316      2,250,161
Net asset value of shares issued in
   payment of dividends:
   Class A ................................     2,171,848      4,618,664       797,476     1,588,261      1,337,509      2,804,800
   Class D ................................        19,705         40,700        31,349        56,847         73,618        133,057
Exchanged from associated Funds:
   Class A ................................       677,093        404,291       794,384       120,904        234,475        452,032
   Class D ................................       225,056         70,396        69,512        47,138         61,237         52,119
Net asset value of shares issued in
   payment of gain distribution:
   Class A ................................     1,820,544      1,532,501       281,167       536,993        661,343        698,627
   Class D ................................        15,630         13,962        11,943        18,047         38,926         31,538
                                             ------------   ------------   -----------   -----------   ------------   ------------
Total .....................................     7,068,087     10,605,322     5,663,726     7,859,793      7,459,404     17,159,196
                                             ------------   ------------   -----------   -----------   ------------   ------------
Cost of shares repurchased:
   Class A ................................    (5,311,811)   (13,102,427)   (2,857,549)   (5,263,365)    (5,088,140)   (10,837,647)
   Class D ................................      (125,239)      (395,804)     (184,984)     (103,120)      (310,853)      (605,605)
Exchanged into associated Funds:
   Class A ................................      (223,276)    (1,758,230)   (1,168,327)     (437,002)      (240,671)    (1,330,837)
   Class D ................................      (149,792)       (17,309)         (690)      (12,598)       (33,134)       (57,130)
                                             ------------   ------------   -----------   -----------   ------------   ------------
Total .....................................    (5,810,118)   (15,273,770)   (4,211,550)   (5,816,085)    (5,672,798)   (12,831,219)
                                             ------------   ------------   -----------   -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .........     1,257,969     (4,668,448)    1,452,176     2,043,708      1,786,606      4,327,977
                                             ------------   ------------   -----------   -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .........    (3,383,251)    (1,349,701)      483,786     3,334,229       (898,321)     7,240,860
NET ASSETS:
Beginning of period .......................   154,229,493    155,579,194    60,251,526    56,917,297    111,922,021    104,681,161
                                             ------------   ------------   -----------   -----------   ------------   ------------
END OF PERIOD .............................  $150,846,242   $154,229,493   $60,735,312   $60,251,526   $111,023,700   $111,922,021
                                             ============   ============   ===========   ===========   ============   ============

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers two classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC of 1% imposed on redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999, were as follows:

   SERIES                  PURCHASES                 SALES
--------------           -------------          --------------
National                   $3,890,520             $2,879,200
Colorado                    2,662,223              1,141,160
Georgia                            --                     --
Louisiana                   4,677,643              2,932,525
Maryland                      975,380                 35,600
Massachusetts               4,683,435              6,618,930
Michigan                    5,130,253              8,498,693
Minnesota                   5,571,758              7,152,638
Missouri                    1,000,000                721,350
New York                    4,021,920              3,884,200
Ohio                        1,006,780              5,880,999
Oregon                      6,191,915              3,999,491
South Carolina              1,598,265              1,787,700

NOTES TO FINANCIAL STATEMENTS

     At March 31, 1999, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                             TOTAL                   TOTAL
                          UNREALIZED              UNREALIZED
   SERIES                APPRECIATION            DEPRECIATION

-------------          -----------------      -----------------
National                  $5,696,542              $ 54,420
Colorado                   2,464,302                20,870
Georgia                    3,931,209                    --
Louisiana                  3,391,796                29,140
Maryland                   3,852,645                 1,400
Massachusetts              6,904,837                    --
Michigan                   8,645,585               207,948
Minnesota                  6,132,918                69,172
Missouri                   2,650,470                11,815
New York                   5,459,612                37,680
Ohio                       8,927,750                11,424
Oregon                     3,559,420                29,120
South Carolina             6,570,646                    --

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A shares:

                          DISTRIBUTOR               DEALER
   SERIES                 CONCESSIONS             COMMISSIONS
--------------         -----------------       -----------------
National                    $ 4,492                $34,312
Colorado                      4,002                 29,104
Georgia                       5,464                 41,746
Louisiana                     3,734                 27,613
Maryland                      5,187                 39,854
Massachusetts                10,102                 65,965
Michigan                      8,845                 65,656
Minnesota                     8,678                 62,576
Missouri                      3,615                 27,006
New York                      5,485                 40,673
Ohio                          6,775                 47,648
Oregon                       10,173                 76,014
South Carolina               11,800                 85,735

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the six months ended March 31, 1999, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                          TOTAL FEES             % OF AVERAGE
   SERIES                    PAID                 NET ASSETS
--------------           -------------          ---------------
NATIONAL                   $52,918                   .10%
Colorado                    22,830                   .10
Georgia                     25,006                   .10
Louisiana                   26,115                   .09
Maryland                    27,997                   .10
Massachusetts               55,441                   .10
Michigan                    73,290                   .10
Minnesota                   62,418                   .10
Missouri                    24,142                   .10
New York                    44,024                   .10
Ohio                        77,222                   .10
Oregon                      30,123                   .10
South Carolina              54,735                   .10

    Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 1999, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class D shares were as follows:

   SERIES                            SERIES
--------------                    -------------
National            $28,153       Minnesota            $10,845
Colorado              3,386       Missouri               2,340
Georgia              14,034       New York              13,043
Louisiana             3,921       Ohio                   6,461
Maryland             16,057       Oregon                13,332
Massachusetts         8,902       South Carolina        28,717
Michigan             11,327

NOTES TO FINANCIAL STATEMENTS

The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year after purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March31, 1999, such charges were as follows:

   SERIES                            SERIES
-------------                     -------------
National              $ 804       Missouri                $ 21
Georgia               1,271       New York                 317
Maryland                635       Ohio                     258
Massachusetts           192       Oregon                   416
Michigan                 54       South Carolina           331

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1999, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
   SERIES                 COMMISSIONS          SERVICE FEES
--------------          ---------------     -------------------
National                     $ 320                 $4,356
Colorado                       571                  1,357
Georgia                        108                    496
Louisiana                      272                    594
Maryland                       404                    758
Massachusetts                  476                  1,108
Michigan                       962                  1,587
Minnesota                       --                  1,273
Missouri                        --                  1,637
New York                       405                  7,069
Ohio                            89                  2,210
Oregon                         177                    883
South Carolina               1,960                  3,174

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   SERIES                            SERIES
-------------                     ------------
National            $72,575       Minnesota           $ 89,108
Colorado             33,043       Missouri              37,070
Georgia              37,646       New York              55,672
Louisiana            37,785       Ohio                 100,456
Maryland             42,550       Oregon                43,375
Massachusetts        71,413       South Carolina        76,525
Michigan             96,603

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at March 31, 1999, are included in other liabilities as follows:

  SERIES                             SERIES
------------                      -------------
National            $17,260       Minnesota            $14,879
Colorado             11,052       Missouri              11,063
Georgia              10,420       New York              14,752
Louisiana            11,956       Ohio                  14,980
Maryland             11,951       Oregon                10,906
Massachusetts        14,831       South Carolina        10,595
Michigan             14,476

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At September 30, 1998, the National and Colorado Series had net capital loss carryforwards for federal income tax purposes of $1,559,215 and $115,843, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders of the National and Colorado Series until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At March 31, 1999, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:


                                     NATIONAL SERIES          COLORADO SERIES          GEORGIA SERIES          LOUISIANA SERIES
                                ------------------------ ------------------------ ------------------------ ------------------------
                                 SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                    ENDED       ENDED        ENDED       ENDED        ENDED       ENDED        ENDED       ENDED
                                   3/31/99     9/30/98      3/31/99     9/30/98      3/31/99     9/30/98      3/31/99     9/30/98
                                ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
Sales of shares:
  Class A ......................    348,974     873,287      102,918     171,756      144,600     248,416       94,118    191,119
  Class D ......................     95,186     114,176       41,316      19,107       51,067     111,889        6,000     32,909
Shares issued in payment
  of dividends:
  Class A ......................    161,032     321,523       78,319     168,624       84,168     173,232       76,968    163,549
  Class D ......................      8,129      21,003        1,247         974        4,746      10,608        1,238      2,019
Exchanged from associated
  Funds:
  Class A ......................    872,466     865,763      559,067     294,638       89,829      31,751        4,240      3,509
  Class D ......................    511,643   2,093,008       41,999       5,319        4,650       6,394        1,465      5,444
Shares issued in payment
  of gain distributions:
  Class A ......................         --          --           --          --       24,233      17,956       58,865      7,857
  Class D ......................         --          --           --          --        1,562       1,182          944         84
                                  ---------   ---------    ---------   ---------    ---------   ---------     --------   --------
Total ..........................  1,997,430   4,288,760      824,866     660,418      404,855     601,428      243,838    406,490
                                  ---------   ---------    ---------   ---------     --------   ---------     --------   --------
Shares repurchased:
  Class A ......................   (418,672) (1,226,722)    (235,921) (1,009,933)    (370,619)   (844,100)    (256,140)  (505,091)
  Class D ......................    (63,192)    (77,574)          --     (10,459)     (63,143)    (73,925)     (15,974)    (3,426)
Exchanged into associated
  Funds:
  Class A ......................   (906,141)   (747,805)    (238,574)   (363,810)     (31,508)    (86,018)      (5,117)   (31,881)
  Class D ......................   (464,782) (1,545,820)     (12,080)     (1,959)      (8,583)    (46,291)          --         --
                                  ---------   ---------    ---------   ---------     --------   ---------     --------   --------
Total .......................... (1,852,787) (3,597,921)    (486,575) (1,386,161)    (473,853) (1,050,334)    (277,231)  (540,398)
                                  ---------   ---------    ---------   ---------    ---------   ---------     --------   --------
Increase (decrease) in shares ..    144,643     690,839      338,291    (725,743)     (68,998)   (448,906)     (33,393)  (133,908)
                                  =========   =========    =========   =========     ========   =========     ========   ========




                                     MARYLAND SERIES       MASSACHUSETTS SERIES        MICHIGAN SERIES         MINNESOTA SERIES
                                ------------------------ ------------------------ ------------------------ ------------------------
                                 SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                    ENDED       ENDED        ENDED       ENDED        ENDED       ENDED        ENDED       ENDED
                                   3/31/99     9/30/98      3/31/99     9/30/98      3/31/99     9/30/98      3/31/99     9/30/98
                                ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
Sales of shares:
  Class A ......................    126,186     452,967      251,371     301,803      367,020     552,545      240,449    480,210
  Class D ......................     37,910     173,585      123,019      48,564       78,956      37,739       29,799     74,514
Shares issued in payment
  of dividends:
  Class A ......................     90,903     182,716      170,493     381,287      226,980     484,322      233,082    502,233
  Class D ......................      6,337       9,536        1,858       2,830        3,488       5,822        2,941      5,371
Exchanged from associated
  Funds:
  Class A ......................     14,712      35,858    1,176,196   1,354,117       34,263     339,541       65,699     47,797
  Class D ......................      5,472       2,043       19,490      14,321       34,117      12,157       24,259     16,965
Shares issued in payment
  of gain distributions:
  Class A ......................     16,816      27,829       56,744     120,229      221,133     106,820      153,173     14,480
  Class D ......................      1,266       1,354          648         923        3,830       1,653        2,614        203
                                  ---------    --------    ---------   ---------     --------   ---------     --------  ---------
Total ..........................    299,602     885,888    1,799,819   2,224,074      969,787   1,540,599      752,016  1,141,773
                                   --------    --------    ---------   ---------     --------   ---------     --------  ---------
Shares repurchased:
  Class A ......................   (318,699)   (519,240)    (539,123) (1,241,182)    (848,134) (1,447,886)    (655,459)(1,308,615)
  Class D ......................    (52,509)    (63,527)     (28,832)    (44,816)     (19,765)    (55,636)     (52,235)   (25,476)
Exchanged into associated
  Funds:
  Class A ......................    (12,187)    (34,518)  (1,549,374) (1,454,254)    (118,976)   (382,652)     (23,311)  (138,742)
  Class D ......................     (2,650)       (423)          --          --           --      (7,657)          --    (38,924)
                                   --------    --------    ---------   ---------     --------   ---------     --------  ---------
Total ..........................   (386,045)   (617,708)  (2,117,329) (2,740,252)    (986,875) (1,893,831)    (731,005)(1,511,757)
                                  ---------    --------    ---------   ---------     --------   ---------     --------  ---------
Increase (decrease) in shares ..    (86,443)    268,180     (317,510)   (516,178)     (17,088)   (353,232)      21,011   (369,984)
                                   ========    ========    =========   =========     ========   =========     ========  =========

NOTES TO FINANCIAL STATEMENTS


                                   MISSOURI SERIES          NEW YORK SERIES            OHIO SERIES             OREGON SERIES
                                ------------------------ ------------------------ ------------------------ ------------------------
                                  SIX MONTHS    YEAR       SIX MONTHS    YEAR      SIX MONTHS     YEAR       SIX MONTHS    YEAR
                                    ENDED       ENDED        ENDED       ENDED        ENDED       ENDED        ENDED       ENDED
                                   3/31/99     9/30/98      3/31/99     9/30/98      3/31/99     9/30/98      3/31/99     9/30/98
                                ------------------------ ------------ ----------- ------------ ----------- ------------ -----------
Sales of shares:
  Class A ......................    100,686     192,882      574,951     409,090      188,190     453,643      432,247    578,820
  Class D ......................     25,696      10,178       84,600      64,754       72,872      25,288       30,675    115,620
Shares issued in payment
  of dividends:
  Class A ......................     69,523     144,574      136,720     280,689      265,323     563,375      100,210    201,391
  Class D ......................        905       1,589        4,314       5,891        2,396       4,941        3,942      7,211
Exchanged from associated
  Funds:
  Class A ......................     38,285      28,380      290,682     389,085       82,467      49,472      100,018     15,314
  Class D ......................      2,979          --       58,629      12,843       27,382       8,543        8,729      5,944
Shares issued in payment
  of gain distributions:
  Class A ......................     62,316      36,308      196,696      81,252      223,380     189,198       35,501     69,111
  Class D ......................        770         374        5,681       1,546        1,911       1,715        1,508      2,326
                                   --------    --------    ---------   ---------     --------   ---------     --------   --------
Total ..........................    301,160     414,285    1,352,273   1,245,150      863,921   1,296,175      712,830    995,737
                                   --------    --------    ---------   ---------     --------   ---------     --------   --------
Shares repurchased:
  Class A ......................   (189,592)   (861,837)    (337,306)   (974,859)    (649,067) (1,599,143)    (359,864)  (666,927)
  Class D ......................       (329)    (20,769)      (6,170)    (18,301)     (15,249)    (48,136)     (23,271)   (13,128)
Exchanged into associated
  Funds:
  Class A ......................     (7,174)    (66,519)    (417,437)   (404,227)     (27,329)   (214,380)    (147,191)   (55,368)
  Class D ......................     (1,561)         --         (848)     (2,738)     (18,379)     (2,092)         (87)    (1,600)
                                   --------    --------    ---------   ---------     --------   ---------     --------   --------
Total ..........................   (198,656)   (949,125)    (761,761) (1,400,125)    (710,024) (1,863,751)    (530,413)  (737,023)
                                   --------    --------    ---------   ---------     --------   ---------     --------   --------
Increase (decrease) in shares ..    102,504    (534,840)     590,512    (154,975)     153,897    (567,576)     182,417    258,714
                                   ========    ========    =========   =========     ========   =========     ========   ========


                                     SOUTH CAROLINA
                                -------------------------
                                 SIX MONTHS     YEAR
                                    ENDED       ENDED
                                   3/31/99     9/30/98
                                ------------ ------------
Sales of shares:
  Class A                           467,298   1,307,029
  Class D                           145,508     273,163
Shares issued in payment
  of dividends:
  Class A                           161,946     341,280
  Class D                             8,923      16,202
Exchanged from associated
  Funds:
  Class A                            28,320      54,738
  Class D                             7,434       6,370
Shares issued in payment
  of gain distributions:
  Class A                            80,358      86,250
  Class D                             4,735       3,898
                                   --------   ---------

Total                               904,522   2,088,930
                                   --------   ---------
Shares repurchased:
  Class A                          (616,633) (1,319,559)
  Class D                           (37,768)    (73,888)
Exchanged into associated
  Funds:
  Class A                           (29,133)   (162,725)
  Class D                            (4,022)     (6,993)
                                   --------   ---------
Total                              (687,556) (1,563,165)
                                   --------   ---------
Increase in shares                  216,966     525,765
                                   ========   =========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

NATIONAL SERIES

                                                                                         CLASS A
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        -------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.32       $8.01      $7.70       $7.58       $7.18      $8.72
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.19        0.39       0.39        0.40        0.40       0.41
Net realized and unrealized gain (loss)
  on investments ....................................       (0.15)       0.31       0.31        0.12        0.40      (1.04)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.04        0.70       0.70        0.52        0.80      (0.63)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.19)      (0.39)     (0.39)      (0.40)      (0.40)     (0.41)
Distributions from net realized capital gain ........          --          --         --          --          --      (0.50)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.19)      (0.39)     (0.39)      (0.40)      (0.40)     (0.91)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.17       $8.32      $8.01       $7.70       $7.58      $7.18
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.51%       9.00%      9.40%       6.97%      11.48%     (7.83)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............     $100,557    $101,909    $97,481     $98,767    $104,184    $111,374
Ratio of expenses to average net assets .............        0.83%+      0.80%      0.84%       0.80%       0.86%       0.85%
Ratio of net income to average net assets ...........        4.71%+      4.82%      5.05%       5.19%       5.46%       5.30%
Portfolio turnover rate .............................        2.76%      18.00%     20.63%      33.99%      24.91%      24.86%


                                                                                           CLASS D
                                                           ---------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        ---------------------------------------        TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    ----       ----        ----        ----      -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.31       $8.02      $7.70       $7.57       $7.18      $8.20
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.16        0.32       0.32        0.33        0.32       0.22
Net realized and unrealized gain (loss)
  on investments ....................................       (0.15)       0.29       0.32        0.13        0.39      (1.02)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.01        0.61       0.64        0.46        0.71      (0.80)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.16)      (0.32)     (0.32)      (0.33)      (0.32)     (0.22)
Distributions from net realized capital gain ........          --          --         --          --          --          --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.16)      (0.32)     (0.32)      (0.33)      (0.32)     (0.22)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.16       $8.31      $8.02       $7.70       $7.57      $7.18
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.08%       7.76%      8.56%       6.13%      10.17%      (9.96)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $7,968      $7,392     $2,279      $4,826      $1,215        $446
Ratio of expenses to average net assets .............        1.73%+      1.71%      1.75%       1.67%       1.95%       1.76%+
Ratio of net income to average net assets ...........        3.81%+      3.91%      4.15%       4.27%       4.40%       4.37%+
Portfolio turnover rate .............................        2.76%      18.00%     20.63%      33.99%      24.91%       24.86%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

COLORADO SERIES

                                                                                         CLASS A
                                                          ----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                         -------------------------------------------------------
                                                            3/31/99     1998        1997       1996        1995       1994
                                                           ---------    ----        ----       ----        ----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $7.64       $7.42      $7.27       $7.30       $7.09      $7.76
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.17        0.36       0.37        0.37        0.38       0.37
Net realized and unrealized gain (loss)
  on investments ....................................       (0.12)       0.22       0.15       (0.03)       0.21      (0.59)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.05        0.58       0.52        0.34        0.59      (0.22)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.17)      (0.36)     (0.37)      (0.37)      (0.38)     (0.37)
Distributions from net realized capital gain ........           --         --         --          --          --      (0.08)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.17)      (0.36)     (0.37)      (0.37)      (0.38)     (0.45)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.52       $7.64      $7.42       $7.27       $7.30      $7.09
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.65%       8.03%      7.30%       4.76%       8.56%     (2.92)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $46,896     $45,583    $49,780     $52,295     $54,858     $58,197
Ratio of expenses to average net assets .............        0.90%+      0.90%      0.90%       0.85%       0.93%      0.86%
Ratio of net income to average net assets ...........        4.52%+      4.80%      5.01%       5.07%       5.31%      5.06%
Portfolio turnover rate .............................        2.55%      28.66%      3.99%      12.39%      14.70%     10.07%



                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,             2/1/94**
                                                                        ----------------------------------------       TO
                                                            3/31/99     1998       1997        1996        1995     9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $7.63       $7.42      $7.27       $7.29       $7.09      $7.72
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.14        0.29       0.30        0.31        0.30       0.20
Net realized and unrealized gain (loss)
  on investments ....................................       (0.11)       0.21       0.15       (0.02)       0.20      (0.63)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.03        0.50       0.45        0.29        0.50      (0.43)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.14)      (0.29)     (0.30)      (0.31)      (0.30)     (0.20)
Distributions from net realized capital gain ........           --        --          --          --          --         --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.14)      (0.29)     (0.30)      (0.31)      (0.30)     (0.20)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.52       $7.63      $7.42       $7.27       $7.29      $7.09
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.33%       6.90%      6.34%       3.95%       7.26%     (5.73)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............         $884        $344       $238        $255        $193         $96
Ratio of expenses to average net assets .............        1.80%+      1.80%      1.81%       1.75%       2.02%       1.78%+
Ratio of net income to average net assets ...........        3.62%+      3.90%      4.10%       4.17%       4.23%       4.05%+
Portfolio turnover rate .............................        2.55%      28.66%      3.99%      12.39%      14.70%      10.07%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

GEORGIA SERIES

                                                                                         CLASS A
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        -------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.38       $8.12      $7.87       $7.81       $7.48      $8.43
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.18        0.38       0.38        0.39        0.39       0.41
Net realized and unrealized gain (loss)
  on investments ....................................       (0.10)       0.29       0.28        0.11        0.43      (0.86)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.08        0.67       0.66        0.50        0.82      (0.45)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.18)      (0.38)     (0.38)      (0.39)      (0.39)     (0.41)
Distributions from net realized capital gain ........       (0.05)      (0.03)     (0.03)      (0.05)      (0.10)     (0.09)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.23)      (0.41)     (0.41)      (0.44)      (0.49)     (0.50)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.23       $8.38      $8.12       $7.87       $7.81      $7.48
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.94%       8.44%      8.65%       6.56%      11.66%     (5.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............      $47,043     $48,424    $50,614     $50,995     $57,678    $61,466
Ratio of expenses to average net assets .............        0.89%+      0.89%      0.89%       0.83%       0.91%      0.73%
Ratio of net income to average net assets ...........        4.45%+      4.57%      4.82%       4.94%       5.26%      5.21%
Portfolio turnover rate .............................          --        2.92%     12.28%      16.24%       3.36%     19.34%
Without management fee waiver:*

Ratio of expenses to average net assets .............                                                       0.96%      0.93%
Ratio of net income to average net assets ...........                                                       5.21%      5.01%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                 YEAR ENDED SEPTEMBER 30,        2/1/94**
                                                                        ----------------------------------------      TO
                                                            3/31/99     1998       1997        1996        1995     9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.40       $8.13      $7.88       $7.82       $7.49      $8.33
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.15        0.30       0.31        0.32        0.32       0.22
Net realized and unrealized gain (loss)
  on investments ....................................       (0.10)       0.30       0.28        0.11        0.43      (0.84)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.05        0.60       0.59        0.43        0.75      (0.62)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.15)      (0.30)     (0.31)      (0.32)      (0.32)     (0.22)
Distributions from net realized capital gain ........       (0.05)      (0.03)     (0.03)      (0.05)      (0.10)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.20)      (0.33)     (0.34)      (0.37)      (0.42)     (0.22)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.25       $8.40      $8.13       $7.88       $7.82      $7.49
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.50%       7.59%      7.67%       5.60%      10.58%     (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $2,678      $2,809     $2,640      $2,327      $2,079        $849
Ratio of expenses to average net assets .............        1.79%+      1.80%      1.79%       1.73%       1.90%      1.76%+
Ratio of net income to average net assets ...........        3.55%+      3.66%      3.92%       4.03%       4.28%      4.28%+
Portfolio turnover rate .............................          --        2.92%     12.28%      16.24%       3.36%     19.34%++
Without management fee waiver:*
Ratio of expenses to average net assets .............                                                       1.95%      1.90%+
Ratio of net income to average net assets ...........                                                       4.23%      4.15%+



-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

LOUISIANA SERIES

                                                                                             CLASS A
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        ------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.51       $8.28      $8.16       $8.14       $7.94      $8.79
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.19        0.41       0.41        0.42        0.43       0.44
Net realized and unrealized gain (loss)
  on investments ....................................       (0.12)       0.24       0.23        0.08        0.34      (0.77)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.07        0.65       0.64        0.50        0.77      (0.33)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.19)      (0.41)     (0.41)      (0.42)      (0.43)     (0.44)
Distributions from net realized capital gain ........       (0.11)      (0.01)     (0.11)      (0.06)      (0.14)     (0.08)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.30)      (0.42)     (0.52)      (0.48)      (0.57)     (0.52)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.28       $8.51      $8.28       $8.16       $8.14      $7.94
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.91%       8.08%      8.17%       6.32%      10.30%     (3.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............      $54,587     $56,308    $56,199     $57,264     $61,988     $61,441
Ratio of expenses to average net assets .............        0.87%+      0.88%      0.86%       0.82%       0.89%       0.87%
Ratio of net income to average net assets ...........        4.67%+      4.86%      5.08%       5.15%       5.44%       5.31%
Portfolio turnover rate .............................        5.31%      15.72%     16.08%      10.08%       4.82%      17.16%


                                                                                         CLASS D

                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        ----------------------------------------       TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.50       $8.27      $8.16       $8.14       $7.94      $8.73
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.16        0.33       0.34        0.35        0.35       0.24
Net realized and unrealized gain (loss)
  on investments ....................................       (0.11)       0.24       0.22        0.08        0.34      (0.79)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.05        0.57       0.56        0.43        0.69      (0.55)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.16)      (0.33)     (0.34)      (0.35)      (0.35)     (0.24)
Distributions from net realized capital gain ........       (0.11)      (0.01)     (0.11)      (0.06)      (0.14)         --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.27)      (0.34)     (0.45)      (0.41)      (0.49)     (0.24)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.28       $8.50      $8.27       $8.16       $8.14      $7.94
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.58%       7.11%      7.07%       5.37%       9.17%     (6.45)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............         $762        $837       $509        $389        $465        $704
Ratio of expenses to average net assets .............        1.78%+      1.78%      1.76%       1.72%       1.91%      1.78%+
Ratio of net income to average net assets ...........        3.76%+      3.96%      4.18%       4.25%       4.41%      4.33%+
Portfolio turnover rate .............................        5.31%      15.72%     16.08%      10.08%       4.82%     17.16%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

MARYLAND SERIES

                                                                                         CLASS A
                                                          -------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        -----------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.32       $8.14      $7.99       $7.96       $7.71      $8.64
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.19        0.40       0.40        0.40        0.41       0.42
Net realized and unrealized gain (loss)
  on investments ....................................       (0.08)       0.23       0.19        0.06        0.38      (0.76)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.11        0.63       0.59        0.46        0.79      (0.34)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.19)      (0.40)     (0.40)      (0.40)      (0.41)     (0.42)
Distributions from net realized capital gain ........       (0.03)      (0.05)     (0.04)      (0.03)      (0.13)     (0.17)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.22)      (0.45)     (0.44)      (0.43)      (0.54)     (0.59)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.21       $8.32      $8.14       $7.99       $7.96      $7.71
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                1.31%       7.89%      7.64%       6.00%      10.90%     (4.08)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............      $53,490     $54,891    $52,549     $54,041     $56,290    $57,263
Ratio of expenses to average net assets .............        0.89%+      0.89%      0.90%       0.84%       0.96%      0.92%
Ratio of net income to average net assets ...........        4.64%+      4.82%      4.99%       5.05%       5.31%      5.17%
Portfolio turnover rate .............................        0.06%       7.59%     14.79%       5.56%       3.63%     17.68%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS                                                **2/1/94**
                                                             ENDED             YEAR ENDED SEPTEMBER 30,                 TO
                                                                        -------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.33       $8.15      $7.99       $7.97       $7.72      $8.46
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.15        0.32       0.33        0.33        0.33       0.23
Net realized and unrealized gain (loss)
  on investments ....................................       (0.08)       0.23       0.20        0.05        0.38      (0.74)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.07        0.55       0.53        0.38        0.71      (0.51)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.15)      (0.32)     (0.33)      (0.33)      (0.33)     (0.23)
Distributions from net realized capital gain ........       (0.03)      (0.05)     (0.04)      (0.03)      (0.13)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.18)      (0.37)     (0.37)      (0.36)      (0.46)     (0.23)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.22       $8.33      $8.15       $7.99       $7.97      $7.72
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.86%       6.91%      6.80%       4.91%       9.75%     (6.21)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $3,052      $3,128     $2,063      $2,047        $630        $424
RATIO OF EXPENSES TO AVERAGE NET ASSETS .............        1.79%+      1.80%      1.81%       1.72%       2.02%       1.80%+
Ratio of net income to average net assets ...........        3.74%+      3.91%      4.08%       4.14%       4.27%       4.26%+
Portfolio turnover rate .............................        0.06%       7.59%     14.79%       5.56%       3.63%      17.68%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

MASSACHUSETTS SERIES

                                                                                         CLASS A
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        ------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.27       $7.99      $7.85       $7.91       $7.66      $8.54
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.18        0.38       0.40        0.41        0.42       0.44
Net realized and unrealized gain (loss)
  on investments ....................................       (0.14)       0.37       0.22        0.05        0.28      (0.67)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.04        0.75       0.62        0.46        0.70      (0.23)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.18)      (0.38)     (0.40)      (0.41)      (0.42)     (0.44)
Distributions from net realized capital gain ........       (0.05)      (0.09)     (0.08)      (0.11)      (0.03)     (0.21)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.23)      (0.47)     (0.48)      (0.52)      (0.45)     (0.65)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.08       $8.27      $7.99       $7.85       $7.91      $7.66
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.51%       9.80%      8.11%       5.97%       9.58%     (2.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............     $103,400    $109,328   $110,011    $109,872    $115,711   $120,149
Ratio of expenses to average net assets .............        0.83%+      0.80%      0.84%       0.80%       0.86%      0.85%
Ratio of net income to average net assets ...........        4.47%+      4.72%      5.06%       5.24%       5.51%      5.46%
Portfolio turnover rate .............................        4.45%      13.41%     29.26%      26.30%      16.68%     12.44%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS                                                2/1/94**
                                                             ENDED                  YEAR ENDED SEPTEMBER 30,             TO
                                                                        ----------------------------------------         TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.26       $7.99      $7.84       $7.90       $7.66      $8.33
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.14        0.31       0.33        0.34        0.34       0.24
Net realized and unrealized gain (loss)
  on investments ....................................       (0.13)       0.36       0.23        0.05        0.27      (0.67)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.01        0.67       0.56        0.39        0.61      (0.43)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.14)      (0.31)     (0.33)      (0.34)      (0.34)     (0.24)
Distributions from net realized capital gain ........       (0.05)      (0.09)     (0.08)      (0.11)      (0.03)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.19)      (0.40)     (0.41)      (0.45)      (0.37)     (0.24)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.08       $8.26      $7.99       $7.84       $7.90      $7.66
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.18%       8.68%      7.29%       5.01%       8.33%     (5.34)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $2,374      $1,468     $1,245      $1,405        $809      $1,099
Ratio of expenses to average net assets .............        1.73%+      1.71%      1.74%       1.70%       1.95%       1.78%+
Ratio of net income to average net assets ...........        3.57%+      3.81%      4.16%       4.32%       4.47%       4.52%+
Portfolio turnover rate .............................        4.45%      13.41%     29.26%      26.30%      16.68%      12.44%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

MICHIGAN SERIES

                                                                                         CLASS A
                                                          -------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        -----------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.83       $8.60      $8.46       $8.54       $8.28      $9.08
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.20        0.41       0.43        0.45        0.46       0.46
Net realized and unrealized gain (loss)
  on investments ....................................       (0.12)       0.30       0.23        0.06        0.30      (0.71)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.08        0.71       0.66        0.51        0.76      (0.25)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.20)      (0.41)     (0.43)      (0.45)      (0.46)     (0.46)
Distributions from net realized capital gain ........       (0.16)      (0.07)     (0.09)      (0.14)      (0.04)     (0.09)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.36)      (0.48)     (0.52)      (0.59)      (0.50)     (0.55)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.55       $8.83      $8.60       $8.46       $8.54      $8.28
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.90%       8.63%      8.16%       6.16%       9.56%     (2.90)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............     $138,558    $144,161   $143,370    $148,178    $151,589    $151,095
Ratio of expenses to average net assets .............        0.81%+      0.79%      0.81%       0.78%       0.87%       0.84%
Ratio of net income to average net assets ...........        4.65%+      4.78%      5.13%       5.29%       5.50%       5.32%
Portfolio turnover rate .............................        3.62%      23.60%     10.98%      19.62%      20.48%      10.06%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        ----------------------------------------        TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.82       $8.59      $8.45       $8.54       $8.28      $9.01
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.16        0.33       0.36        0.37        0.37       0.25
Net realized and unrealized gain (loss)
  on investments ....................................       (0.12)       0.30       0.23        0.05        0.30      (0.73)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.04        0.63       0.59        0.42        0.67      (0.48)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.16)      (0.33)     (0.36)      (0.37)      (0.37)     (0.25)
Distributions from net realized capital gain ........       (0.16)      (0.07)     (0.09)      (0.14)      (0.04)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.32)      (0.40)     (0.45)      (0.51)      (0.41)     (0.25)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.54       $8.82      $8.59       $8.45       $8.54      $8.28
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.45%       7.66%      7.19%       5.09%       8.36%     (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $2,642      $1,841     $1,845      $1,486      $1,172        $671
RATIO OF EXPENSES TO AVERAGE NET ASSETS .............        1.71%+      1.70%      1.71%       1.68%       2.01%       1.75%+
Ratio of net income to average net assets ...........        3.75%+      3.87%      4.23%       4.39%       4.40%       4.40%+
Portfolio turnover rate .............................        3.62%      23.60%     10.98%      19.62%      20.48%      10.06%++

-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

MINNESOTA SERIES

                                                                                         CLASS A
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        ------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $7.98       $7.79      $7.68       $7.82       $7.72      $8.28
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.18        0.38       0.40        0.42        0.45       0.45
Net realized and unrealized gain (loss)
  on investments ....................................       (0.08)       0.20       0.11       (0.12)       0.11      (0.44)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.10        0.58       0.51        0.30        0.56       0.01
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.18)      (0.38)     (0.40)      (0.42)      (0.45)     (0.45)
Distributions from net realized capital gain ........       (0.10)      (0.01)        --       (0.02)      (0.01)     (0.12)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.28)      (0.39)     (0.40)      (0.44)      (0.46)     (0.57)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.80       $7.98      $7.79       $7.68       $7.82      $7.72
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                1.27%       7.68%      6.85%       3.99%       7.61%      0.12%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............     $118,743    $121,374   $121,674    $126,173    $132,716   $134,990
Ratio of expenses to average net assets .............        0.84%+      0.81%      0.85%       0.81%       0.87%      0.85%
Ratio of net income to average net assets ...........        4.64%+      4.87%      5.21%       5.47%       5.89%      5.70%
Portfolio turnover rate .............................        4.65%      21.86%      6.88%      26.89%       5.57%      3.30%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        ----------------------------------------       TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $7.98       $7.79      $7.68       $7.82       $7.73      $8.22
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.15        0.31       0.33        0.35        0.38       0.25
Net realized and unrealized gain (loss)
  on investments ....................................       (0.08)       0.20       0.11       (0.12)       0.10      (0.49)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.07        0.51       0.44        0.23        0.48      (0.24)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.15)      (0.31)     (0.33)      (0.35)      (0.38)     (0.25)
Distributions from net realized capital gain ........       (0.10)      (0.01)        --       (0.02)      (0.01)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.25)      (0.32)     (0.33)      (0.37)      (0.39)     (0.25)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.80       $7.98      $7.79       $7.68       $7.82      $7.73
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.82%       6.71%      5.89%       3.06%       6.45%     (3.08)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $2,113      $2,103     $1,799      $2,036      $2,237      $1,649
Ratio of expenses to average net assets .............        1.74%+      1.72%      1.75%       1.71%       1.85%       1.74%+
Ratio of net income to average net assets ...........        3.74%+      3.96%      4.31%       4.57%       4.92%       4.68%+
Portfolio turnover rate .............................        4.65%      21.86%      6.88%      26.89%       5.57%       3.30%++

-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

MISSOURI SERIES


                                                                                         CLASS A
                                                          ------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        ----------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.03       $7.82      $7.71       $7.70       $7.41      $8.31
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.17        0.36       0.38        0.39        0.40       0.40
Net realized and unrealized gain (loss)
  on investments ....................................       (0.14)       0.28       0.19        0.08        0.36      (0.79)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.03        0.64       0.57        0.47        0.76      (0.39)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.17)      (0.36)     (0.38)      (0.39)      (0.40)     (0.40)
Distributions from net realized capital gain ........       (0.12)      (0.07)     (0.08)      (0.07)      (0.07)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.29)      (0.43)     (0.46)      (0.46)      (0.47)     (0.51)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.77       $8.03      $7.82       $7.71       $7.70      $7.41
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.38%       8.41%      7.70%       6.27%      10.67%     (4.85)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............      $48,944     $49,949    $52,766     $49,941     $51,169     $52,621
Ratio of expenses to average net assets .............        0.90%+      0.89%      0.89%       0.86%       0.88%      0.74%
Ratio of net income to average net assets ...........        4.39%+      4.59%      4.93%       5.03%       5.31%      5.18%
Portfolio turnover rate .............................        1.49%      21.26%      6.47%       8.04%       3.88%     14.33%
Without management fee waiver:*
Ratio of expenses to average net assets .............                                                       0.93%      0.88%
Ratio of net income to average net assets ...........                                                       5.26%      5.04%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,             2/1/94*
                                                                        ----------------------------------------      TO
                                                            3/31/99     1998       1997        1996        1995     9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.03       $7.82      $7.72       $7.70       $7.41      $8.20
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.14        0.29       0.31        0.32        0.32       0.22
Net realized and unrealized gain (loss)
  on investments ....................................       (0.14)       0.28       0.18        0.09        0.36      (0.79)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................          --        0.57       0.49        0.41        0.68      (0.57)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.14)      (0.29)     (0.31)      (0.32)      (0.32)     (0.22)
Distributions from net realized capital gain ........       (0.12)      (0.07)     (0.08)      (0.07)      (0.07)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.26)      (0.36)     (0.39)      (0.39)      (0.39)     (0.22)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.77       $8.03      $7.82       $7.72       $7.70      $7.41
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                               (0.07)%      7.45%      6.60%       5.46%       9.49%     (7.16)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............         $626        $418       $474        $565        $515        $350
Ratio of expenses to average net assets .............        1.80%+      1.79%      1.80%       1.76%       1.98%       1.70%+
Ratio of net income to average net assets ...........        3.49%+      3.69%      4.02%       4.13%       4.23%       4.27%+
Portfolio turnover rate .............................        1.49%      21.26%      6.47%       8.04%       3.88%      14.33%++
Without management fee waiver:*
Ratio of expenses to average net assets .............                                                       2.03%       1.80%+
Ratio of net income to average net assets ...........                                                       4.18%       4.17%+


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

NEW YORK SERIES

                                                                                         CLASS A
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                       -------------------------------------------------------
                                                           3/31/99      1998        1997       1996        1995        1994
                                                          ---------     -----       -----      -----       -----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.60       $8.28      $7.98       $7.86       $7.67      $8.75
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.19        0.40       0.41        0.42        0.42       0.43
Net realized and unrealized gain (loss)
  on investments ....................................       (0.15)       0.40       0.32        0.12        0.36      (0.88)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.04        0.80       0.73        0.54        0.78      (0.45)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.19)      (0.40)     (0.41)      (0.42)      (0.42)     (0.43)
Distributions from net realized capital gain ........       (0.21)      (0.08)     (0.02)         --       (0.17)     (0.20)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.40)      (0.48)     (0.43)      (0.42)      (0.59)     (0.63)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.24       $8.60      $8.28       $7.98       $7.86      $7.67
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.42%      10.02%      9.45%       6.97%      10.93%     (5.37)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............      $84,971     $84,822    $83,528     $82,719     $83,980     $90,914
Ratio of expenses to average net assets .............        0.82%+      0.81%      0.82%       0.77%       0.88%       0.87%
Ratio of net income to average net assets ...........        4.51%+      4.74%      5.09%       5.24%       5.52%       5.31%
Portfolio turnover rate .............................        4.57%      39.85%     23.83%      25.88%      34.05%      28.19%


                                                                                         CLASS D
                                                           -------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,             2/1/94**
                                                                        ----------------------------------------       TO
                                                            3/31/99     1998       1997        1996        1995     9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.60       $8.29      $7.98       $7.87       $7.67      $8.55
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.15        0.32       0.34        0.34        0.34       0.23
Net realized and unrealized gain (loss)
  on investments ....................................       (0.14)       0.39       0.33        0.11        0.37      (0.88)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.01        0.71       0.67        0.45        0.71      (0.65)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.15)      (0.32)     (0.34)      (0.34)      (0.34)     (0.23)
Distributions from net realized capital gain ........       (0.21)      (0.08)     (0.02)         --       (0.17)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.36)      (0.40)     (0.36)      (0.34)      (0.51)     (0.23)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.25       $8.60      $8.29       $7.98       $7.87      $7.67
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.09%       8.88%      8.60%       5.86%       9.87%     (7.73)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $3,297      $2,182     $1,572      $1,152        $885       $476
Ratio of expenses to average net assets .............        1.72%+      1.72%      1.73%       1.68%       1.96%      1.81%+
Ratio of net income to average net assets ...........        3.61%+      3.83%      4.18%       4.33%       4.42%      4.39%+
Portfolio turnover rate .............................        4.57%      39.85%     23.83%      25.88%      34.05%     28.19%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

OHIO SERIES

                                                                                         CLASS A
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        ------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.37       $8.19      $8.09       $8.11       $7.90      $8.77
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.19        0.40       0.42        0.43        0.44       0.44
Net realized and unrealized gain (loss)
  on investments ....................................       (0.13)       0.29       0.17        0.02        0.28      (0.70)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.06        0.69       0.59        0.45        0.72      (0.26)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.19)      (0.40)     (0.42)      (0.43)      (0.44)     (0.44)
Distributions from net realized capital gain ........       (0.13)      (0.11)     (0.07)      (0.04)      (0.07)     (0.17)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.32)      (0.51)     (0.49)      (0.47)      (0.51)     (0.61)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.11       $8.37      $8.19       $8.09       $8.11      $7.90
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.80%       8.77%      7.54%       5.68%       9.59%     (3.08)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............     $149,197    $153,126   $154,419    $162,243    $170,191   $171,469
Ratio of expenses to average net assets .............        0.81%+      0.78%      0.81%       0.77%       0.84%      0.84%
Ratio of net income to average net assets ...........        4.73%+      4.92%      5.19%       5.32%       5.56%      5.34%
Portfolio turnover rate .............................        0.68%      24.74%     11.76%      12.90%       2.96%      9.37%


                                                                                         CLASS D
                                                           --------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        ----------------------------------------        TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.41       $8.23      $8.13       $8.15       $7.92      $8.61
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.16        0.33       0.35        0.36        0.36       0.24
Net realized and unrealized gain (loss)
  on investments ....................................       (0.13)       0.29       0.17        0.02        0.30      (0.69)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.03        0.62       0.52        0.38        0.66      (0.45)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:

Dividends from net investment income ................       (0.16)      (0.33)     (0.35)      (0.36)      (0.36)     (0.24)
Distributions from net realized capital gain ........       (0.13)      (0.11)     (0.07)      (0.04)      (0.07)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.29)      (0.44)     (0.42)      (0.40)      (0.43)     (0.24)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.15       $8.41      $8.23       $8.13       $8.15      $7.92
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.36%       7.78%      6.57%       4.74%       8.67%     (5.36)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $1,649      $1,103     $1,160      $1,011        $660        $324
Ratio of expenses to average net assets .............        1.71%+      1.69%      1.71%       1.67%       1.93%       1.78%+
Ratio of net income to average net assets ...........        3.83%+      4.01%      4.29%       4.42%       4.48%       4.41%+
Portfolio turnover rate .............................        0.68%      24.74%     11.76%      12.90%       2.96%       9.37%++


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

OREGON SERIES

                                                                                         CLASS A
                                                          ------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        ----------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.05       $7.87      $7.65       $7.66       $7.43      $8.08
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.17        0.36       0.38        0.40        0.40       0.40
Net realized and unrealized gain (loss)
  on investments ....................................       (0.08)       0.28       0.26          --        0.25      (0.59)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.09        0.64       0.64        0.40        0.65      (0.19)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:

Dividends from net investment income ................       (0.17)      (0.36)     (0.38)      (0.40)      (0.40)     (0.40)
Distributions from net realized capital gain ........       (0.05)      (0.10)     (0.04)      (0.01)      (0.02)     (0.06)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.22)      (0.46)     (0.42)      (0.41)      (0.42)     (0.46)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.92       $8.05      $7.87       $7.65       $7.66      $7.43
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                1.18%       8.48%      8.60%       5.27%       9.05%     (2.38)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............      $57,957     $57,601    $55,239     $57,345     $59,549     $59,884
Ratio of expenses to average net assets .............        0.88%+      0.88%      0.90%       0.86%       0.86%       0.78%
Ratio of net income to average net assets ...........        4.41%+      4.60%      4.88%       5.18%       5.40%       5.20%
Portfolio turnover rate .............................        6.76%      12.62%     19.46%      28.65%       2.47%       9.43%
Without management fee waiver:*
Ratio of expenses to average net assets .............                                                       0.91%       0.89%
Ratio of net income to average net assets ...........                                                       5.35%       5.09%


                                                                                         CLASS D
                                                           ------------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,            2/1/94**
                                                                        ----------------------------------------       TO
                                                            3/31/99     1998       1997        1996        1995      9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.04       $7.87      $7.64       $7.65       $7.43      $8.02
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.14        0.29       0.31        0.33        0.33       0.22
Net realized and unrealized gain (loss)
  on investments ....................................       (0.08)       0.27       0.27         .--        0.24      (0.59)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.06        0.56       0.58        0.33        0.57      (0.37)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.14)      (0.29)     (0.31)      (0.33)      (0.33)     (0.22)
Distributions from net realized capital gain ........       (0.05)      (0.10)     (0.04)      (0.01)      (0.02)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.19)      (0.39)     (0.35)      (0.34)      (0.35)     (0.22)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $7.91       $8.04      $7.87       $7.64       $7.65      $7.43
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.73%       7.37%      7.77%       4.33%       7.86%     (4.76)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $2,778      $2,650     $1,678      $1,540      $1,495        $843
Ratio of expenses to average net assets .............        1.78%+      1.79%      1.80%       1.76%       1.83%       1.72%+
Ratio of net income to average net assets ...........        3.51%+      3.69%      3.98%       4.28%       4.41%       4.32%+
Portfolio turnover rate .............................        6.76%      12.62%     19.46%      28.65%       2.47%       9.43%++
Without management fee waiver:*
Ratio of expenses to average net assets .............                                                       1.88%       1.82%+
Ratio of net income to average net assets ...........                                                       4.36%       4.22%+


-------------------------
See footnotes on page 57.

FINANCIAL HIGHLIGHTS

SOUTH CAROLINA SERIES

                                                                                         CLASS A
                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED SEPTEMBER 30,
                                                                        -----------------------------------------------------------
                                                            3/31/99     1998       1997        1996        1995       1994
                                                           ---------    -----      -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.38       $8.16      $8.07       $7.97       $7.61      $8.52
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.19        0.39       0.40        0.41        0.41       0.41
Net realized and unrealized gain (loss)
  on investments ....................................       (0.13)       0.29       0.22        0.12        0.37      (0.79)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.06        0.68       0.62        0.53        0.78      (0.38)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.19)      (0.39)     (0.40)      (0.41)      (0.41)     (0.41)
Distributions from net realized capital gain ........       (0.07)      (0.07)     (0.13)      (0.02)      (0.01)     (0.12)
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.26)      (0.46)     (0.53)      (0.43)      (0.42)     (0.53)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.18       $8.38      $8.16       $8.07       $7.97      $7.61
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                                0.63%       8.66%      7.99%       6.82%      10.69%     (4.61)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............     $104,543    $106,328   $101,018    $108,163    $112,421   $115,133
Ratio of expenses to average net assets .............        0.83%+      0.80%      0.84%       0.80%       0.88%      0.83%
Ratio of net income to average net assets ...........        4.53%+      4.74%      5.04%       5.15%       5.38%      5.12%
Portfolio turnover rate .............................        1.50%      16.63%        --       20.66%       4.13%      1.81%


                                                                                         CLASS D
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED             YEAR ENDED SEPTEMBER 30,             2/1/94**
                                                                        ----------------------------------------      TO
                                                            3/31/99     1998       1997        1996        1995     9/30/94
                                                           ---------    -----      -----       -----       -----   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $8.38       $8.16      $8.06       $7.97       $7.61      $8.42
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................        0.15        0.31       0.33        0.34        0.34       0.22
Net realized and unrealized gain (loss)
  on investments ....................................       (0.13)       0.29       0.23        0.11        0.37      (0.81)
                                                            ------     ------      ------     ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ....................        0.02        0.60       0.56        0.45        0.71      (0.59)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................       (0.15)      (0.31)     (0.33)      (0.34)      (0.34)     (0.22)
Distributions from net realized capital gain ........       (0.07)      (0.07)     (0.13)      (0.02)      (0.01)       .--
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .................................       (0.22)      (0.38)     (0.46)      (0.36)      (0.35)     (0.22)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ......................       $8.18       $8.38      $8.16       $8.06       $7.97      $7.61
                                                            ======     ======      ======     ======       =====      ======

TOTAL RETURN:                                                0.18%       7.68%      7.15%       5.73%       9.63%     (7.14)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ............       $6,481      $5,594     $3,663      $2,714      $1,704     $1,478
Ratio of expenses to average net assets .............        1.73%+      1.71%      1.75%       1.70%       1.85%      1.74%+
Ratio of net income to average net assets ...........        3.63%+      3.83%      4.13%       4.25%       4.40%      4.29%+
Portfolio turnover rate .............................        1.50%      16.63%        --       20.66%       4.13%      1.81%++

-----------------------
  * During the periods stated, the Manager, at its discretion, waived portions of its fees for the Georgia, Missouri and Oregon Series.
 ** Commencement of offering of Class D shares.
  + Annualized.
 ++ For the year ended September 30, 1994.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Fund Series, Inc. (comprising, respectively, the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series) as of March 31, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1998, and the financial highlights for each of the periods presented. these financial statements and financial highlights are the responsibility of the fund's management. our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Municipal Fund Series, Inc. as of March 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
April 30, 1999

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
Director, KEYSPAN ENERGY CORPORATION
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

     THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                      SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  Incorporated
                                Established 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

TEA3 3/99                            [GRAPHIC OMITTED] Printed on Recycled Paper

                             SELIGMAN
                             --------------
                       MUNICIPAL FUND                    [GRAPHIC OMITTED]
                         SERIES. INC.




                                                            ANNUAL REPORT
                                                          SEPTEMBER 30, 1998

                                                               ---------

                                                               PROVIDING

                                                             INCOME EXEMPT

                                                             FROM REGULAR

                                                                INCOME

                                                                 TAX


                                                               [LOGO]
                                                       J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN--TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders ....................................  1
Interview With Your Portfolio Manager ..................  2
Performance Overview and
  Portfolio Summary ....................................  4
Portfolios of Investments .............................. 18
Statements of Assets and Liabilities ................... 38
Statements of Operations ............................... 40
Statements of Changes in Net Assets .................... 42
Notes to Financial Statements .......................... 46
Financial Highlights ................................... 51
Report of Independent Auditors ......................... 64
Board of Directors ..................................... 65
Executive Officers AND For More Information ............ 66
Glossary of Financial Terms ............................ 67

TO THE SHAREHOLDERS

Seligman Municipal Fund Series posted strong results for its fiscal year ended September 30, 1998. Although the growth of the US economy slowed from its record pace, the expansion continued. Inflation and interest rates reached their lowest levels in a quarter century, and unemployment was at its lowest level since 1970.

Despite ongoing strength in the US, economic turmoil spread throughout the rest of the world. The Asian financial crisis worsened, Japan failed to resolve its banking problems, Russia's economy became chaotic, and economic crises loomed throughout much of Latin America, particularly in Brazil. Fears of risk in nearly all types of financial assets drove investors out of the equity markets and into the relative safety and quality of investments such as US Treasury bonds, often a haven from a turbulent stock market. This "flight to quality" helped create a more attractive environment for municipal bonds.

Major factors influencing the market for municipal bonds over the year were the prolonged Treasury bond rally and heavy issuance of municipal securities. Municipal bond holders fared well as interest rates generally declined over this time period. Nonetheless, the performance of the municipal market lagged that of the Treasury bond market, as investors focused on quality because of concerns about financial instability. Treasury bond prices rose sharply over the 12-month period, sending yields significantly lower. At one point in the period, selected municipal obligations traded at the same yield as Treasuries, even though municipals offered more favorable tax treatment. Currently, long-term municipal bonds have not been this attractive, relative to long-term Treasuries, since 1986, when proposed legislation threatened the tax-exempt status of municipal securities.

Looking ahead, we see the favorable climate for municipal bonds continuing. Low inflation and a growing economy should serve to protect the value of municipal investments. Fewer new issues may be entering the market, which could tighten the supply/demand balance. This could improve overall total rate-of-return prospects. Also, although the US economy continues to grow, this growth is slowing, and the global situation is forcing the Federal Reserve into a more benign strategy on interest rates. The Fed has already cut short-term rates twice, and we expect more cuts until a semblance of international stability emerges. Finally, the municipal market's record of safety and stability offers further appeal to investors in these more troubled times, especially as equity market volatility continues.

All in all, we feel the investment attractiveness of municipals remains compelling. In this period of global economic uncertainty and low interest rates, municipals are an appropriate alternative for those investors with suitable investment requirements.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that when our plans are finalized and all systems are tested, there will be no disruption in the services provided by your Fund.

Thank you for your continued support of Seligman Municipal Fund Series. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, performance overviews, portfolio holdings, and financial statements follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                /s/ Brian T. Zino
                                -----------------------
                                Brian T. Zino
                                President

October 30, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER


Q. WHAT ECONOMIC FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES IN THE LAST 12 MONTHS?

A. The continuing combination of low inflation, low unemployment, and steady economic growth throughout the past 12 months sustained what became one of the nation's longest peacetime economic expansions. This contributed to the overall improvement of the financial condition of America's states, cities, and municipalities. Over the past year, credit rating upgrades significantly outnumbered rating downgrades. These upgrades enhanced the overall creditworthiness of the municipal marketplace.

    But, by the end of the fiscal year, there was widespread expectation that the US may be unable to avoid the economic slowdown that has already gripped much of the world. While many economists were calling a recession unlikely, the fact that they were including its potential in their forecasts implied that the ongoing domestic economic expansion would not continue. In the final months of the fiscal year, turmoil in world markets began to contribute to a modest slowdown in the pace of US economic growth, and prevented an acceleration in the rate of inflation. In September, the Federal Reserve Board lowered the federal funds rate by one-quarter of one percent. With a warning that growing fear among investors and lenders was threatening the nation's economic expansion, the Fed unexpectedly cut interest rates again in October, the first time in four and a half years that the central bank had changed interest-rate policy outside one of its normally scheduled meetings. This unusual timing suggested that the Fed believed that the domestic economy is beginning to deteriorate as the worldwide financial crisis gains momentum, and that a credit shortage may be developing that could further curb growth. Fed officials have hinted that more interest-rate reductions will ensue if the global financial turmoil escalates. Declining US equity markets reflected these fears, as investors sold stocks in favor of the relative safety and quality of US Treasury bonds, which are often considered a haven from a volatile stock market.

Q. WHAT MARKET FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES IN THE LAST 12 MONTHS?

A. Overall, Seligman Municipal Fund Series ended its fiscal year on a positive note. During the period, long-term municipal yields fluctuated within a narrow range, decreasing by almost one-half of a point. The declining interest-rate environment led to rising prices for the majority of holdings and competitive performance results for each Series' net asset value.

[GRAPHIC OMITTED]

SELIGMAN MUNICIPAL TEAMS: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA McGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)


A TEAM APPROACH SELIGMAN MUNICIPAL FUND SERIES IS MANAGED BY THE SELIGMAN MUNICIPALS TEAM, HEADED BY THOMAS G. MOLES. MR. MOLES IS ASSISTED IN THE MANAGEMENT OF THE FUND BY A GROUP OF SEASONED PROFESSIONALS WHO ARE RESPONSIBLE FOR RESEARCH AND TRADING CONSISTENT WITH THE SERIES' INVESTMENT OBJECTIVE.

INTERVIEW WITH YOUR PORTFOLIO MANAGER
THOMAS G. MOLES

    However, the municipal market underperformed the US Treasury market during the 12-month period. The ongoing strength in the economy over the year caused the supply of Treasury bonds to shrink, as the federal government needed to borrow less after running its first budget surplus in 29 years. But, the solid economy and low interest rates caused the supply of municipal bonds to grow. The net reduction in Treasury financing and the increasing municipal bond issuance was compounded by the increased investor demand for Treasuries. These factors caused the decline in Treasury yields to significantly outpace the drop in municipal yields. Because of these factors, long-term municipal bonds have not been as attractive, relative to long-term Treasuries, since 1986, when proposed tax legislation threatened the tax-exempt status of municipal securities.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. Throughout the 12-month period, the long-term interest rate outlook was positive, and Seligman Municipal Fund Series was positioned to benefit from the declining interest-rate environment. The Seligman Municipals Team engaged in duration-extension trades, selling shorter-term holdings and replacing them with long-term, current-coupon bonds. Current-coupon bonds have coupon rates that are at or near current market rates. Generally, when long-term bond yields decline, the prices appreciate more than those of shorter-term bonds.

    During the past 12 months, we also improved the call protection of the portfolios. As the bonds within the portfolio mature, older holdings approach their optional call dates (a callable bond can be redeemed by the issuer, prior to maturity, on specified dates and at predetermined prices). Declining interest rates increase the risk that these bonds will be called by the issuer. The lower interest-rate environment over the 12-month period prompted many municipal issuers to retire outstanding, higher-coupon debt. Additionally, as a direct result of the significant increase in refunding volume, many of the portfolio's holdings were advance-refunded, which had a positive impact on performance. In general, when a municipal bond is refunded, total return performance is improved, and the bond's rating is often upgraded.

Q.  WHAT IS YOUR OUTLOOK?

A. Long-term municipal yields have fallen to levels not seen in many years. Municipal securities continue to offer a significant yield advantage compared to the after-tax returns of other fixed-income investments. Further, as the yield spread between municipal and Treasury bonds normalizes, municipal market performance should improve, relative to the Treasury market. Finally, the municipal market's record of safety and stability may become more appealing as volatility persists in the US equity markets. Consequently, we remain optimistic about the long-term prospects for the municipal bond market, and for Seligman Municipal Fund Series.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

    The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Fund Series Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended September 30, 1998, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performance of each Series of Seligman Municipal Fund Series Class D shares is not shown in the charts but is included in the table below each chart. It is important to keep in mind that the Lehman Index does not include any fees or sales charges, and does not reflect state-specific bond market performance. The table below each chart also includes relevant portfolio characteristics for each Series.

SELIGMAN NATIONAL MUNICIPAL SERIES

                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]

DATE                 With Load      Without Load        Lehman**
9/30/88                  9526            10000            10000
                         9794            10281            10185
                         9885            10377            10252
                        10476            10998            10859
9/30/89                 10347            10862            10867
                        10756            11291            11284
                        10684            11216            11335
                        10964            11510            11600
9/30/90                 10771            11307            11607
                        11382            11948            12107
                        11578            12154            12381
                        11824            12412            12645
9/30/91                 12305            12917            13136
                        12688            13319            13578
                        12657            13286            13619
                        13162            13816            14136
9/30/92                 13393            14059            14511
                        13688            14369            14775
                        14381            15096            15323
                        14944            15688            15824
9/30/93                 15536            16309            16359
                        15617            16394            16588
                        14336            15049            15677
                        14423            15141            15851
9/30/94                 14320            15033            15959
                        14064            14763            15729
                        15224            15981            16841
                        15613            16390            17247
9/30/95                 15964            16758            17744
                        16891            17731            18475
                        16524            17346            18251
                        16636            17464            18392
9/30/96                 17077            17926            18815
                        17453            18322            19295
                        17355            18218            19250
                        18016            18912            19914
9/30/97                 18682            19611            20516
                        19264            20223            21072
                        19493            20463            21314
                        19781            20765            21638
9/30/98                 20363            21376            22302

The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                      ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------
CLASS A**
With Sales Charge                       (0.54)%        3.81%          4.55%         7.37%           n/a
Without Sales Charge                     4.46          9.00           5.56          7.89            n/a

CLASS D**
With 1% CDSC                             2.87          6.76            n/a           n/a            n/a
Without CDSC                             3.87          7.76            n/a           n/a           4.57%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                     DIVIDENDS+   CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                    -----------   --------------- -----------

Class A          $8.32         $8.16          $8.01    Class A           $0.394            --          3.86%
Class D           8.31          8.16           8.02    Class D            0.319            --          3.16

HOLDINGS BY MARKET SECTOR0                             MOODY'S/S&P RATINGS0
Revenue Bonds                          81%             Aaa/AAA           38%         A/A              21%
General Obligation Bonds               19              Aa/AA             29          Baa/BBB          12

WEIGHTED AVERAGE MATURITY              24.7 years

----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN COLORADO MUNICIPAL SERIES

                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]

DATE      With Load    Without Load     Lehman**

9/30/88    9528          10000           10000

           9813.95       10299.64        10185
           9917.61       10408.43        10252
           10474.22      10992.58        10859
9/30/89    10452.21      10969.48        10867
           10799.09      11333.52        11284
           10734.07      11265.29        11335
           10984.95      11528.58        11600
9/30/90    10909.81      11449.72        11607
           11344.18      11905.6         12107
           11533.33      12104.1         12381
           11743.36      12324.51        12645
9/30/91    12126.35      12726.46        13136
           12410.18      13024.34        13578
           12382.81      12995.61        13619
           12793.04      13426.14        14136
9/30/92    13065.18      13711.74        14511
           13361.95      14023.2         14775
           13805.63      14488.84        15323
           14248.54      14953.67        15824
9/30/93    14703.19      15430.82        16359
           14846.95      15581.7         16588
           14123.24      14822.16        15677
           14249.19      14954.35        15851
9/30/94    14273.9       14980.28        15959
           14085.74      14782.8         15729
           14979.21      15720.49        16841
           15236.82      15990.85        17247
9/30/95    15495.22      16262.03        17744
           16052.56      16846.95        18475
           15862.52      16647.51        18251
           16025.26      16818.31        18392
9/30/96    16232.1       17035.38        18815
           16596.37      17417.68        19295
           16574.53      17394.77        19250
           17015.93      17858.01        19914
9/30/97    17416.77      18278.7         20516
           17844.68      18727.78        21072
           18034.86      18927.37        21314
           18300.18      19205.82        21638
9/30/98    18814         19745           22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                      ---------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------

CLASS A**
With Sales Charge                       (0.58)%        2.89%          4.03%         6.52%           n/a
Without Sales Charge                     4.32          8.03           5.05          7.04            n/a

CLASS D**
With 1% CDSC                             2.70          5.90            n/a           n/a            n/a
Without CDSC                             3.70          6.90            n/a           n/a           3.89%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                         DIVIDENDS+    CAPITAL GAIN+  SEC YIELD++
                -------       -------       -------                       ------------   --------------- -----------
CLASS A          $7.64         $7.50          $7.42        CLASS A           $0.360            --          3.80%
CLASS D           7.63          7.50           7.42        CLASS D            0.291            --          3.09

HOLDINGS BY MARKET SECTOR0                                 MOODY'S/S&P RATINGS0
REVENUE BONDS                          81%                 AAA/AAA           49%
GENERAL OBLIGATION BONDS               19                  AA/AA             25
                                                           A/A               12

WEIGHTED AVERAGE MATURITY              21.3 years          Baa/BBB           14

------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN GEORGIA MUNICIPAL SERIES

                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]

DATE        With Load   Without Load    Lehman**
9/30/88      9530         10000          10000
             9858.8       10345.47       10185
             9951         10442.11       10252
             10539.97     11060.27       10859
9/30/89      10496.44     11014.6        10867
             10832.01     11366.73       11284
             10832.01     11366.73       11335
             11072.38     11618.96       11600
9/30/90      11040.95     11585.98       11607
             11591.31     12163.51       12107
             11803.42     12386.08       12381
             12040.7      12635.07       12645
9/30/91      12509.22     13126.72       13136
             12863.3      13498.27       13578
             12854.83     13489.38       13619
             13378.28     14039          14136
9/30/92      13716        14392.82       14511
             14021.03     14713.13       14775
             14427.52     15139.68       15323
             14915.7      15651.95       15824
9/30/93      15630.27     16401.79       16359
             15732.53     16509.1        16588
             14658.86     15382.44       15677
             14748.93     15476.96       15851
9/30/94      14768        15496.62       15959
             14530.75     15248          15729
             15650.32     16422.82       16841
             16120.93     16916.67       17247
9/30/95      16489.52     17303.45       17744
             17314.63     18169.3        18475
             16958.21     17795.28       18251
             17109.44     17953.99       18392
9/30/96      17571.95     18439.32       18815
             17983.71     18871.42       19295
             17833.25     18713.54       19250
             18519.79     19433.96       19914
9/30/97      19091.39     20033.77       20516
             19605.21     20572.95       21072
             19826.96     20805.64       21314
             20153.91     21148.73       21638
9/30/98      20702        21724          22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                   AVERAGE ANNUAL
                                              ----------------------------------------------------------
                                                                                          CLASS D
                                  SIX           ONE           FIVE           10       SINCE INCEPTION
                                MONTHS*        YEAR           YEARS         YEARS         2/1/94
                              ---------       ------         -------       -------   -------------------
CLASS A**
With Sales Charge               (0.55)%        3.35%          4.76%         7.55%           n/a
Without Sales Charge             4.41          8.44           5.78          8.07            n/a

CLASS D**
With 1% CDSC                     2.94          6.59            n/a           n/a            n/a
Without CDSC                     3.94          7.59            n/a           n/a           4.90%
LEHMAN INDEX***                  4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                          DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                         FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.38         $8.21          $8.12              CLASS A           $0.375          $0.032        3.69%
CLASS D           8.40          8.23           8.13              CLASS D            0.301           0.032        2.99

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          66%                       Aaa/AAA           43%
General Obligation Bonds               34                        Aa/AA             36
                                                                 A/A               18

WEIGHTED AVERAGE MATURITY              18.6 years                Baa/BBB            3

--------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN LOUISIANA MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]

DATE        With Load   Without Load   Lehman**
9/30/88      9523         10000          10000
             9732.81      10220.08       10185
             9848.63      10341.7        10252
             10380.93     10900.65       10859
9/30/89      10383.79     10903.65       10867
             10719.31     11255.97       11284
             10721.19     11257.94       11335
             10984.21     11534.15       11600
9/30/90      10923.82     11470.73       11607
             11455.08     12028.59       12107
             11695.72     12281.27       12381
             11939.1      12536.84       12645
9/30/91      12397.93     13018.63       13136
             12758.92     13397.71       13578
             12744.2      13382.26       13619
             13268.39     13932.7        14136
9/30/92      13529.88     14207.28       14511
             13758.47     14447.31       14775
             14282.07     14997.13       15323
             14713.74     15450.41       15824
9/30/93      15166.51     15925.85       16359
             15333.5      16101.2        16588
             14507.95     15234.31       15677
             14569.92     15299.39       15851
9/30/94      14585.03     15315.25       15959
             14431.18     15153.69       15729
             15379.62     16149.62       16841
             15681.87     16467.01       17247
9/30/95      16086.5      16891.9        17744
             16898.5      17744.61       18475
             16624.27     17456.58       18251
             16677.94     17512.94       18392
9/30/96      17103.45     17959.75       18815
             17488        18363.56       19295
             17469.59     18344.23       19250
             18049.78     18953.45       19914
9/30/97      18500.82     19427.08       20516
             18966.3      19915.86       21072
             19171.91     20131.77       21314
             19408.04     20379.72       21638
9/30/98      19996        20997          22302

The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                  ----------------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------

CLASS A**
With Sales Charge                       (0.69)%        2.98%          4.66%         7.17%           n/a
Without Sales Charge                     4.30          8.08           5.68          7.70            n/a

Class D**
With 1% CDSC                             2.82          6.11            n/a           n/a            n/a
Without CDSC                             3.82          7.11            n/a           n/a           4.61%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.51         $8.36          $8.28              CLASS A           $0.407          $0.014        3.82%
CLASS D           8.50          8.35           8.27              CLASS D            0.331           0.014        3.11

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          85%                       Aaa/AAA           78%
General Obligation Bonds               15                        Aa/AA             14
                                                                 Baa/BBB            8
WEIGHTED AVERAGE MATURITY              20.0 years

----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
SELIGMAN MARYLAND MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]

DATE     With Load   Without Load  Lehman**
9/30/88     9523        10000       10000
            9755        10243       10185
            9871        10365       10252
            10448       10971       10859
9/30/89     10421       10943       10867
            10779       11318       11284
            10752       11290       11335
            10977       11527       11600
9/30/90     10887       11432       11607
            11442       12015       12107
            11630       12212       12381
            11841       12434       12645
9/30/91     12331       12948       13136
            12640       13272       13578
            12681       13316       13619
            13140       13798       14136
9/30/92     13459       14133       14511
            13681       14366       14775
            14188       14898       15323
            14677       15412       15824
9/30/93     15239       16002       16359
            15313       16080       16588
            14503       15229       15677
            14593       15323       15851
9/30/94     14617       15349       15959
            14475       15200       15729
            15482       16257       16841
            15825       16617       17247
9/30/95     16210       17022       17744
            16912       17759       18475
            16620       17453       18251
            16815       17657       18392
9/30/96     17183       18043       18815
            17532       18410       19295
            17417       18289       19250
            17976       18876       19914
9/30/97     18495       19421       20516
            18949       19898       21072
            19179       20139       21314
            19438       20411       21638
9/30/98     19954       20954       22302



The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                      ---------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------

CLASS A**
With Sales Charge                       (0.92)%        2.72%          4.52%         7.15%           n/a
Without Sales Charge                     4.04          7.89           5.54          7.68            n/a

Class D**
With 1% CDSC                             2.69          5.91            n/a           n/a            n/a
Without CDSC                             3.69          6.91            n/a           n/a           4.59%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.32         $8.19          $8.14              CLASS A           $0.395          $0.048        3.86%
CLASS D           8.33          8.19           8.15              CLASS D            0.321           0.048        3.15

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          77%                       Aaa/AAA           43%
General Obligation Bonds               23                        Aa/AA             38
                                                                 A/A               17
WEIGHTED AVERAGE MATURITY              21.8 years                Baa/BBB            2

---------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MASSACHUSETTS MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]


DATE      With Load      Without Load    Lehman**
9/30/88    9525           10000          10000
           9716.55        10201          10185
           9765.6         10252.61       10252
           10343.83       10859.68       10859
9/30/89    10304.4        10818.29       10867
           10558.88       11085.44       11284
           10556          11082.46       11335
           10775          11312.65       11600
9/30/90    10560          11086.62       11607
           11130.86       11685.94       12107
           11463.16       12034.83       12381
           11730.29       12315.27       12645
9/30/91    12232.45       12842.47       13136
           12574.71       13201.8        13578
           12645.32       13275.93       13619
           13123.25       13777.69       14136
9/30/92    13425.45       14094.96       14511
           13716.21       14400          14775
           14210          14918.62       15323
           14723.31       15457.53       15824
9/30/93    15194.58       15952.32       16359
           15296.89       16059.74       16588
           14579.3        15306.38       15677
           14698.91       15431.93       15851
9/30/94    14747.79       15483.25       15959
           14618.99       15348.02       15729
           15520          16294.06       16841
           15810.25       16598.68       17247
9/30/95    16160.94       16966.86       17744
           16840.83       17680.65       18475
           16549.23       17374.51       18251
           16726.63       17560.75       18392
9/30/96    17125.04       17979.03       18815
           17537.45       18412          19295
           17399.28       18266.93       19250
           17989.8        18886.9        19914
9/30/97    18514.12       19437.36       20516
           19059.03       20009.44       21072
           19313.65       20276.76       21314
           19612.26       20590.27       21638
9/30/98    20328          21342          22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                  ----------------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                       ---------      ------         -------       -------  -------------------
CLASS A**
With Sales Charge                        0.26%         4.56%          4.96%         7.35%           n/a
Without Sales Charge                     5.25          9.80           5.99          7.88            n/a

CLASS D**
With 1% CDSC                             3.78          7.68            n/a           n/a            n/a
Without CDSC                             4.78          8.68            n/a           n/a           5.00%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.27         $8.04          $7.99              CLASS A           $0.380          $0.094          3.72%
CLASS D           8.26          8.03           7.99              CLASS D            0.307           0.094          3.02

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          88%                       Aaa/AAA           60%         Baa/BBB           5%
General Obligation Bonds               12                        Aa/AA             28          Non-Rated         2
                                                                 A/A                5

WEIGHTED AVERAGE MATURITY              22.5 years

---------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MICHIGAN MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]


DATE           With Load     Without Load     Lehman**
9/30/88           9520         10000            10000
                  9762         10253            10185
                  9862         10359            10252
                 10483         11011            10859
9/30/89          10463         10991            10867
                 10807         11351            11284
                 10799         11343            11335
                 11055         11612            11600
9/30/90          10941         11492            11607
                 11439         12015            12107
                 11676         12265            12381
                 11933         12534            12645
9/30/91          12400         13025            13136
                 12813         13458            13578
                 12837         13484            13619
                 13356         14029            14136
9/30/92          13709         14399            14511
                 14006         14712            14775
                 14481         15210            15323
                 15012         15769            15824
9/30/93          15487         16267            16359
                 15614         16401            16588
                 14892         15642            15677
                 14977         15731            15851
9/30/94          15038         15795            15959
                 14859         15607            15729
                 15836         16634            16841
                 16109         16920            17247
9/30/95          16475         17304            17744
                 17204         18071            18475
                 16925         17778            18251
                 17053         17912            18392
9/30/96          17490         18371            18815
                 17846         18745            19295
                 17777         18673            19250
                 18399         19326            19914
9/30/97          18916         19869            20516
                 19404         20382            21072
                 19634         20623            21314
                 19940         20944            21638
9/30/98          20548         21583            22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                      ---------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                       ---------      ------         -------       -------  -------------------

CLASS A**
With Sales Charge                       (0.31)%        3.45%          4.80%         7.47%           n/a
Without Sales Charge                     4.66          8.63           5.82          8.00            n/a

Class D**
With 1% CDSC                             3.19          6.66            n/a           n/a            n/a
Without CDSC                             4.19          7.66            n/a           n/a           4.76%
Lehman Index***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    capital gain+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.83         $8.64          $8.60              CLASS A           $0.413          $0.074        3.76%
CLASS D           8.82          8.63           8.59              CLASS D            0.334           0.074        3.06

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          78%                       Aaa/AAA           56%
General Obligation Bonds               22                        Aa/AA             34
                                                                 A/A               10

WEIGHTED AVERAGE MATURITY              21.7 years

---------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MINNESOTA MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]


DATE        With Load     Without Load    Lehman**
9/30/88      9519           10000          10000
             9753.87        10246.75       10185
             9797.9         10293.04       10252
             10387.15       10912.03       10859
9/30/89      10312.42       10833.52       10867
             10718.59       11260.21       11284
             10722          11263.82       11335
             10965.59       11519.69       11600
9/30/90      10909.45       11460.73       11607
             11417.72       11994.69       12107
             11565.86       12150.3        12381
             11779.82       12375.06       12645
9/30/91      12120          12732.44       13136
             12277.28       12897.67       13578
             12407.49       13034.46       13619
             12785.26       13431.33       14136
9/30/92      13054.27       13713.92       14511
             13219.38       13887.39       14775
             13762.71       14458.16       15323
             14282.38       15004.09       15824
9/30/93      14759.49       15505.32       16359
             15002.26       15760.36       16588
             14517.49       15251.1        15677
             14620.72       15359.54       15851
9/30/94      14776.66       15523.36       15959
             14621.5        15360.38       15729
             15352.49       16128.29       16841
             15637.43       16427.63       17247
9/30/95      15900.95       16704.47       17744
             16289.3        17112.44       18475
             16095.31       16908.65       18251
             16228.13       17048.18       18392
9/30/96      16535.26       17370.82       18815
             16841.41       17692.45       19295
             16836.9        17687.71       19250
             17239.31       18110.45       19914
9/30/97      17667          18559.75       20516
             18023.44       18934.2        21072
             18194.93       19114.35       21314
             18445.64       19377.72       21638
9/30/98      19023          19984          22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                  ----------------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------
CLASS A**
With Sales Charge                       (0.41)%        2.54%          4.19%         6.64%           n/a
Without Sales Charge                     4.55          7.68           5.21          7.17            n/a

CLASS D**
With 1% CDSC                             3.07          5.71            n/a           n/a            n/a
Without CDSC                             4.07          6.71            n/a           n/a           4.01%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------

CLASS A          $7.98         $7.82          $7.79              CLASS A           $0.381          $0.009        4.01%
CLASS D           7.98          7.82           7.79              CLASS D            0.310           0.009        3.33

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          49%                       Aaa/AAA           36%
General Obligation Bonds               51                        Aa/AA             44
                                                                 A/A               20

WEIGHTED AVERAGE MATURITY              19.1 years                Caa/CCC           --

-----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MISSOURI MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]


DATE        With Load       Without Load       Lehman**
9/30/88        9530            10000            10000
               9840            10325            10185
               9888            10376            10252
              10457            10973            10859
9/30/89       10420            10933            10867
              10769            11300            11284
              10763            11293            11335
              11047            11592            11600
9/30/90       10989            11531            11607
              11515            12083            12107
              11738            12317            12381
              12012            12605            12645
9/30/91       12485            13100            13136
              12824            13456            13578
              12827            13459            13619
              13304            13960            14136
9/30/92       13468            14131            14511
              13754            14432            14775
              14222            14923            15323
              14717            15442            15824
9/30/93       15242            15993            16359
              15322            16077            16588
              14386            15096            15677
              14468            15182            15851
9/30/94       14503            15218            15959
              14354            15062            15729
              15403            16162            16841
              15684            16458            17247
9/30/95       16051            16842            17744
              16787            17615            18475
              16457            17269            18251
              16648            17468            18392
9/30/96       17056            17897            18815
              17410            18269            19295
              17279            18131            19250
              17844            18724            19914
9/30/97       18370            19275            20516
              18817            19745            21072
              18983            19918            21314
              19326            20279            21638
9/30/98       19915            20897            22302

The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------
                                                                                                          >
CLASS A**
With Sales Charge                       (0.06)%        3.26%          4.48%         7.13%           n/a
Without Sales Charge                     4.91          8.41           5.49          7.65            n/a

CLASS D**
With 1% CDSC                             3.44          6.45            n/a           n/a            n/a
Without CDSC                             4.44          7.45            n/a           n/a           4.50%
Lehman Index***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.03         $7.83          $7.82              CLASS A           $0.361          $0.065        3.74%
CLASS D           8.03          7.83           7.82              CLASS D            0.290           0.065        3.04

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          83%                       Aaa/AAA           37%
General Obligation Bonds               17                        Aa/AA             42
                                                                 A/A               19
WEIGHTED AVERAGE MATURITY              20.7 years                Baa/BBB            2

----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN NEW YORK MUNICIPAL SERIES


                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]

DATE           With Load      Without Load      Lehman**
9/30/88        9522             10000            10000
               9795.85          10287.58         10185
               9831.7           10325.23         10252
               10464.69         10990            10859
9/30/89        10412.17         10934.85         10867
               10715.78         11253.7          11284
               10601.73         11133.91         11335
               10907.95         11455.51         11600
9/30/90        10744.36         11283.71         11607
               11163            11723.47         12107
               11422.33         11995.71         12381
               11717.99         12306.3          12645
9/30/91        12308.64         12926.51         13136
               12673.09         13309.25         13578
               12691.1          13328.17         13619
               13278.24         13944.8          14136
9/30/92        13514.89         14193.3          14511
               13852.61         14547.99         14775
               14494.16         15221.74         15323
               15040.21         15795.1          15824
9/30/93        15576.56         16358.47         16359
               15689.78         16477.38         16588
               14652.19         15387.71         15677
               14751.42         15491.92         15851
9/30/94        14740.09         15480            15959
               14445.54         15170.66         15729
               15619.57         16403.62         16841
               15953.87         16754.7          17247
9/30/95        16351.81         17172.61         17744
               17234.58         18099.7          18475
               16900.48         17748.83         18251
               17042.67         17898.17         18392
9/30/96        17491.31         18369.32         18815
               17895.13         18793.4          19295
               17759.91         18651.42         19250
               18404.4          19328.24         19914
9/30/97        19144.53         20105.53         20516
               19692.39         20680.88         21072
               19950.06         20951.49         21314
               20287.34         21305.71         21638
9/30/98        21061            22119            22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                  ----------------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                       ---------      ------         -------       -------  -------------------

CLASS A**
With Sales Charge                        0.51%         4.83%          5.18%         7.73%           n/a
Without Sales Charge                     5.57         10.02           6.22          8.26            n/a

CLASS D**
With 1% CDSC                             4.09          7.88            n/a           n/a            n/a
Without CDSC                             5.09          8.88            n/a           n/a           5.24%
Lehman Index***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.60         $8.34          $8.28              CLASS A           $0.396          $0.083        3.91%
CLASS D           8.60          8.34           8.29              CLASS D            0.320           0.083        3.23

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          82%                       Aaa/AAA           63%
General Obligation Bonds               18                        Aa/AA              7
                                                                 A/A               22
WEIGHTED AVERAGE MATURITY              23.4 YEARS                BAA/BBB            8

-----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN OHIO MUNICIPAL SERIES

                               [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]


DATE        With Load    Without Load     Lehman**
9/30/88      9530         10000            10000
             9754.2       10234.95         10185
             9872.56      10359.14         10252
             10383.6      10895            10859
9/30/89      10349.39     10859            10867
             10723.38     11251.89         11284
             10752.44     11282.38         11335
             10973.43     11514.26         11600
9/30/90      10939.46     11478.62         11607
             11429.34     11992.63         12107
             11642.71     12216.52         12381
             11891.53     12477.62         12645
9/30/91      12356.91     12965.93         13136
             12722.51     13349.54         13578
             12758.09     13386.87         13619
             13258.92     13912            14136
9/30/92      13552.56     14220.49         14511
             13795        14475            14775
             14288.48     14992.66         15323
             14794        15523.5          15824
9/30/93      15289        16042.54         16359
             15400.9      16159.93         16588
             14647.76     15369.67         15677
             14800.84     15530.2          15851
9/30/94      14817.82     15548            15959
             14645.21     15366.99         15729
             15592.5      16360.98         16841
             15903.56     16687.38         17247
9/30/95      16238.7      17039.04         17744
             16875.69     17707.43         18475
             16603.51     17420.83         18251
             16787        17614            18392
9/30/96      17160.31     18006            18815
             17512.51     18375.63         19295
             17432.84     18292            19250
             17952.56     18837            19914
9/30/97      18454.49     19364            20516
             18981.86     19917            21072
             19142.67     20086            21314
             19428.69     20386            21638
9/30/98      20074        21063            22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS         2/1/94
                                      ----------      ------         -------       -------  -------------------
CLASS A**
With Sales Charge                       (0.14)%        3.59%          4.57%         7.22%           n/a
Without Sales Charge                     4.86          8.77           5.60          7.73            n/a

CLASS D**
With 1% CDSC                             3.38          6.78            n/a           n/a            n/a
Without CDSC                             4.38          7.78            n/a           n/a           4.67%
LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------

CLASS A          $8.37         $8.18          $8.19              CLASS A           $0.403          $0.108        3.83%
CLASS D           8.41          8.22           8.23              CLASS D            0.331           0.108        3.14

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          70%                       Aaa/AAA           77%         Baa/BBB           3%
General Obligation Bonds               30                        Aa/AA             14          Non-Rated         3
                                                                 A/A                3

WEIGHTED AVERAGE MATURITY              19.8 YEARS

-----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN OREGON MUNICIPAL SERIES

                              [GRAPHIC OMITTED]
              [Table below reflect plotting points for line chart]


DATE           With Load     Without Load       Lehman**
9/30/88        9526             10000            10000
               9808.05          10296            10185
               9877.56          10369            10252
               10518.28         11042            10859
9/30/89        10473.59         10995            10867
               10832.08         11371            11284
               10789.62         11326.7          11335
               11079.6          11631            11600
9/30/90        10996.06         11543            11607
               11535.49         12109.7          12107
               11774.38         12360.5          12381
               12021.8          12620            12645
9/30/91        12453.6          13073.5          13136
               12783.8          13420            13578
               12824.3          13462.7          13619
               13218.59         13876.6          14136
9/30/92        13493.56         14165            14511
               13777.93         14463.79         14775
               14199            14905.8          15323
               14666.42         15396.5          15824
9/30/93        15141.12         15894.8          16359
               15280            16040.6          16588
               14595.89         15322            15677
               14722.65         15455.5          15851
9/30/94        14781.1          15516.9          15959
               14582.5          15309            15729
               15478.6          16249            16841
               15786.8          16573            17247
9/30/95        16118.9          16921            17744
               16703.7          17535            18475
               16444.8          17263            18251
               16619            17446.7          18392
9/30/96        16968.8          17813.5          18815
               17339.6          18202.8          19295
               17298.4          18159.6          19250
               17837.7          18725.7          19914
9/30/97        18427.3          19344.7          20516
               18908            19849.7          21072
               19126            20078            21314
               19424.5          20391            21638
9/30/98        19990            20986            22302


The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                     ----------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------
CLASS A**
With Sales Charge                       (0.41)%        3.36%          4.70%         7.17%           n/a
Without Sales Charge                     4.52          8.48           5.71          7.69            n/a

CLASS D**
With 1% CDSC                             3.04          6.37            n/a           n/a            n/a
Without CDSC                             4.04          7.37            n/a           n/a           4.72%

LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.05         $7.88          $7.87              CLASS A           $0.363          $0.100        3.73%
CLASS D           8.04          7.87           7.87              CLASS D            0.291           0.100        3.02

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          61%                       Aaa/AAA           44%
General Obligation Bonds               39                        Aa/AA             29
                                                                 A/A               22
WEIGHTED AVERAGE MATURITY              18.0 years                Baa/BBB            5

--------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN SOUTH CAROLINA MUNICIPAL SERIES

DATE        With Load       Without Load       Lehman**
9/30/88     9524            10000              10000
            9805.9          10295.5            10185
            9858            10350              10252
            10492           11016              10859
9/30/89     10420.6         10940.9            10867
            10845.8         11387              11284
            10804           11343.77           11335
            11066           11619              11600
9/30/90     10887           11430.78           11607
            11498           12071.9            12107
            11722           12306.9            12381
            11968           12565.5            12645
9/30/91     12406           13025              13136
            12822           13462              13578
            12880           13523              13619
            13369           14036.7            14136
9/30/92     13655.9         14337.8            14511
            13898           14592              14775
            14361.8         15078.9            15323
            14851.7         15593              15824
9/30/93     15366           16133              16359
            15525           16300              16588
            14566           15293              15677
            14653           15384.7            15851
9/30/94     14656           15388              15959
            14484.7         15207.97           15729
            15531.8         16307              16841
            15854.8         16646.5            17247
9/30/95     16223           17033              17744
            17041.7         17892.6            18475
            16714.8         17549              18251
            16894           17738              18392
9/30/96     17329.8         18195              18815
            17711.5         18595.86           19295
            17577.66        18455              19250
            18189           19097              19914
9/30/97     18714           19648              20516
            19255           20216.8            21072
            19455.8         20427              21314
            19738           20723.8            21638
9/30/98     20334           21349              22302


[GRAPHIC OMITTED]

The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998

                                                                           AVERAGE ANNUAL
                                                  ----------------------------------------------------------------
                                                                                                  CLASS D
                                          SIX           ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                      ---------       ------         -------       -------  -------------------
CLASS A**

With Sales Charge                       (0.46)%        3.46%          4.75%         7.36%           n/a
Without Sales Charge                     4.51          8.66           5.76          7.88            n/a
CLASS D**

With 1% CDSC                             3.04          6.68            n/a           n/a            n/a
Without CDSC                             4.04          7.68            n/a           n/a           4.76%

LEHMAN INDEX***                          4.64          8.71           6.40          8.35           6.29++


NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1998

                9/30/98       3/31/98       9/30/97                               DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
                -------       -------       -------                             ------------   --------------- -----------
CLASS A          $8.38         $8.21          $8.16              CLASS A           $0.390          $0.074        3.82%
CLASS D           8.38          8.21           8.16              CLASS D            0.315           0.074        3.12


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                          94%                       Aaa/AAA           65%
General Obligation Bonds                6                        Aa/AA             12
                                                                 A/A               19
WEIGHTED AVERAGE MATURITY              20.7 YEARS                BAA/BBB            4



--------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
 *** The Lehman Index is an unmanaged index that does not include any fees or sales charges, and does not reflect state-specific bond market performance. Investors cannot invest directly in an index.
  ++ From 1/31/94.
   + Represents per share amount paid or declared for the year ended September
     30, 1998.

  ++ Current yield, representing the annualized yield for the 30-day period ended September 30, 1998, has been computed in accordance with SEC regulations and will vary.

   0 Percentages based on current market values of long-term holdings at September 30, 1998.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


NATIONAL SERIES
                             FACE                                                                   RATINGS+             MARKET
        STATE               AMOUNT                             MUNICIPAL BONDS                     MOODY'S/S&P           VALUE
       --------          -----------                       ----------------------               ---------------      -------------
ALASKA-- 1.4%             $1,500,000  Alaska Housing Finance Corporation Mortgage Rev.,
                                         5 3/4% due 6/1/2024* ................................        Aaa/AAA        $ 1,570,410

CALIFORNIA -- 2.6%         2,500,000  San Joaquin Hills Transportation Corridor Agency Rev.
                                         (Orange County Senior Lien Toll Road),
                                         6 3/4% due 1/1/2032 .................................        Aaa/AAA          2,852,875

FLORIDA-- 4.6%             5,000,000  Jacksonville Electric Authority (Electric System Rev.),
                                         5.10% due 10/1/2032 .................................        Aa2/AA           5,042,900

ILLINOIS-- 6.6%            3,000,000  Chicago Water Rev., 5 1/2% due 11/1/2022 ...............        Aaa/AAA          3,194,730

                           1,250,000  Illinois Health Facilities Authority Rev.
                                         (Edward Hospital Project), 6% due 2/15/2019 .........        A2/A+            1,325,438

                           2,500,000  Illinois Health Facilities Authority Rev. (Northwestern
                                         Memorial Hospital), 6% due 8/15/2024 ................        Aa2/AA           2,720,575

KENTUCKY-- 1.9%            1,880,000  Trimble County Pollution Control Rev. (Louisville
                                         Gas & Electric Co. Project), 7 5/8% due 11/1/2020* ..        Aa2/A+           2,043,992

MICHIGAN-- 2.2%            2,250,000  Michigan State Strategic Fund Pollution Control Rev.
                                         (General Motors Corp.), 6.20% due 9/1/2020 ..........        A2/A             2,454,075

MISSOURI-- 4.7%            4,750,000  St. Louis Industrial Development Authority
                                         Pollution Control Rev. (Anheuser-Busch Companies,
                                         Inc. Project), 5 7/8% due 11/1/2026* ................        A1/A+            5,086,110

NEVADA-- 4.7%              5,000,000  Clark County Industrial Development Rev. (Nevada
                                         Power Company Project), 5.90% due 11/1/2032* ........        NR/BBB-          5,120,150
NEW YORK-- 6.9%            2,500,000  Long Island Power Authority Electric System General Rev.,
                                         5 1/2% due 12/1/2029 ................................        Baa1/A-          2,590,150

                           3,495,000  New York City GOs, 7 1/4% due 8/15/2024 ................        Aaa/A-           3,836,741

                               5,000  New York City GOs, 7 1/4% due 8/15/2024 ................        A3/A-                5,425

                           1,000,000  Trust for Cultural Resources of the City of
                                         New York Rev. (American Museum of Natural History),
                                         5.65% due 4/1/2027 ..................................        Aaa/AAA          1,077,800

SOUTH                      2,000,000  Oconee County Pollution Control Rev. (Duke Power Company
CAROLINA-- 1.9%                          Project), 7 1/2% due 2/1/2017 .......................        Aa2/AA-          2,082,840

SOUTH                      6,000,000  South Dakota Housing Development Authority Rev.
DAKOTA-- 5.8%                            (Homeownership Mortgage), 6.15% due 5/1/2026* .......        Aa1/AAA          6,286,860

TEXAS-- 18.7%              3,700,000  Harris County Health Facilities Development Corp.
                                         Hospital Rev. (St. Luke's Episcopal Hospital
                                         Project), 6 3/4% due 2/15/2021 ......................        Aa3/AAA          4,013,094

                           2,000,000  Harris County Health Facilities Development Corp.
                                         SCH Health Care System Rev. (Sisters of Charity
                                         of the Incarnate Word), 7.10% due 7/1/2021 ..........        Aa3/AA           2,213,880

                           2,000,000  Harris County Health Facilities Development Corp.
                                         SCH Health Care System Rev. (Sisters of Charity
                                         of the Incarnate Word), 5 3/4% due 7/1/2027 .........        Aa3/AA           2,168,480

                           4,750,000  Potter County Industrial Development Corp. Pollution
                                         Control Rev. (Southwestern Public Service Company
                                         Project), 5 3/4% due 9/1/2016 .......................        Aaa/AAA          5,215,168

                           2,500,000  San Antonio Electric &Gas Rev., 5 1/2% due 2/1/2020 ....        Aa1/AA           2,623,425

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


NATIONAL SERIES (CONTINUED)
                             FACE                                                                   RATINGS+             MARKET
        STATE               AMOUNT                             MUNICIPAL BONDS                     MOODY'S/S&P           VALUE
       --------          -----------                       ----------------------               ---------------      -------------
TEXAS (CONTINUED)         $2,495,000  Texas Veterans' Housing Assistance GOs,
                                         6.80% due 12/1/2023* ................................        Aa2/AA      $    2,700,139

                           1,340,000  Travis County Housing Finance Corporation
                                         (Single Family Mortgage Rev.),
                                         6.95% due 10/1/2027 .................................        NR/AAA           1,455,655

UTAH-- 3.7%                4,000,000  Intermountain Power AgencyPower Supply Rev.,
                                         5% due 7/1/2020 .....................................        Aaa/AAA          3,999,680

Virginia-- 9.6%            5,000,000  Fairfax County Industrial Development Authority
                                         Health Care Rev. (Inova Health System Project),
                                         6% due 8/15/2026 ....................................        Aa2/AA           5,524,150

                           5,000,000  Pocahontas Parkway Association TollRoad Bonds
                                         (Route 895 Connector), 5 1/2% due 8/15/2028 .........        Baa3/BBB-        5,025,650

Washington-- 12.8%         4,325,000  King County Sewer GOs, 6 1/8% due 1/1/2033 .............        Aaa/AAA          4,798,544

                           3,000,000  Port Seattle Rev., 5 1/2% due 9/1/2021 .................        Aaa/AAA          3,173,100

                           5,520,000  Seattle Water System Rev., 5 5/8% due 8/1/2026 .........        Aaa/AAA          5,983,459

WISCONSIN -- 6.2%          6,000,000  LaCrosse Resource Recovery Rev. (Northern States Power
                                         Company Project), 6% due 11/1/2021* .................        A1/AA-           6,798,120

WYOMING-- 3.9%             4,000,000  Sweetwater County Pollution Control Rev. (Idaho Power
                                         Company Project), 6.05% due 7/15/2026 ...............        A3/A             4,315,280
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $99,547,792)-- 98.2% .............................................................       107,298,895

VARIABLE RATE DEMAND NOTES (Cost $700,000)-- 0.6% ............................................................           700,000

OTHER ASSETS LESS LIABILITIES-- 1.2% .........................................................................         1,302,468
                                                                                                                    ------------
NET ASSETS-- 100.0% ..........................................................................................      $109,301,363
                                                                                                                    ============


COLORADO SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $3,000,000   Adams County, CO Pollution Control Rev. (Public Service Co. of
                 Colorado Project), 5 7/8% due 4/1/2014 ......................................         Aaa/AAA       $ 3,247,050

  1,000,000   Boulder, Larimer and Weld Counties,CO(Vrain Valley School District),
                 5% due 12/15/2022 ...........................................................         Aaa/AAA         1,003,890

  3,000,000   Colorado Health Facilities Authority Rev. (North Colorado Medical Center),
                 6% due 5/15/2020 ............................................................         Aaa/AAA         3,275,520

  2,250,000   Colorado Health Facilities Authority Rev. (Sisters of Charity of
                 Leavenworth Health Services Corporation), 5% due 12/1/2025 ..................         Aaa/AAA         2,243,205

  2,000,000   Colorado Health Facilities Authority Rev. (Catholic Health
                 Initiatives), 5% due 12/1/2028 ..............................................         Aa2/AA          1,978,340

  2,350,000   Colorado Springs, CO Utilities Rev., 53/8% due 11/15/2026 ......................         Aa2/AA          2,450,533

    105,000   Colorado Water Resources & Power Development Authority (Clean Water
                 Bonds Rev.), 6 7/8% due 9/1/2011 ............................................         Aa1/AAA           114,520

  2,000,000   Colorado Water Resources & Power Development Authority (Clean Water
                 Bonds Rev.), 6% due 9/1/2014 ................................................         Aa1/AAA         2,160,820

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


COLORADO SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $1,000,000   Colorado Water Resources & Power Development Authority (Clean Water
                 Bonds Rev.),  6.30% due 9/1/2014 ............................................        Aa1/AAA        $ 1,099,760

  2,000,000   Denver, CO City & County (St. Anthony Hospital Systems Rev.), 7 3/4%
                 due 5/1/2014 ................................................................        Aaa/AAA          2,070,860

  2,000,000   Denver, CO City &County Department of Aviation Airport System Rev.,
                 5 1/2% due 11/15/2025 .......................................................        Aaa/AAA          2,127,520

  2,000,000   Denver, CO Health and Hospital Authority Healthcare Rev.,
                 5 3/8% due 12/1/2028 ........................................................        Baa2/BBB         2,008,180

  1,985,000   Fort Collins, CO GOs Water Bonds, 6 3/8% due 12/1/2012 .........................        Aa1/AA           2,185,922

  2,500,000   Fort Collins Pollution Control Rev. (Anheuser-Busch Project),
                 6% due 9/1/2031 .............................................................        A1/A+            2,745,700

  1,000,000   Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019 ........        Aa/AA            1,079,580

  1,895,000   Northglenn, CO Joint Water & Wastewater Utility, 6.80% due 12/1/2008 ...........        Aaa/NR           2,150,086

  2,500,000   Platte River Power Authority, CO Power Rev., 6 1/8% due 6/1/2014 ...............        Aa3/A+           2,695,075

  1,655,000   Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 .............        NR/AAA           1,795,510

  2,000,000   Puerto Rico Highway &Transportation Authority Rev., 5 1/2% due 7/1/2036 ........        Baa1/A           2,180,920

  2,000,000   University of Colorado Hospital Authority Rev., 5 1/4% due 11/15/2022 ..........        Aaa/NR           2,043,860

  2,000,000   Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 .............        NR/BBB-          2,065,900

  2,000,000   Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
                  7% due 12/1/2008 ...........................................................        Aaa/AAA          2,151,320
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $41,613,242)-- 97.7% .................................................................    44,874,071

VARIABLE RATE DEMAND NOTES (Cost $300,000)-- 0.7% ................................................................       300,000

OTHER ASSETS LESS LIABILITIES-- 1.6% .............................................................................       753,088
                                                                                                                     -----------
NET ASSETS-- 100.0% ..............................................................................................   $45,927,159
                                                                                                                     ===========

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


GEORGIA SERIES


GEORGIA SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,500,000   Atlanta, GA Water & Sewer Rev., 5 1/4% due 1/1/2027 ............................        Aaa/AAA        $ 2,573,725

  1,000,000   Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 7.40% due 11/1/2010* ......................................        A1/A+            1,265,020

  2,000,000   Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 6 3/4% Due 2/1/2012* ......................................        A1/A+            2,196,880

  3,000,000   Chatham County, GA School District GOs, 5 1/2% due 8/1/2020 ....................        Aaa/AAA          3,140,520

  2,000,000   Columbia County, GA School District GOs, 6 1/4% due 4/1/2013 ...................        Aaa/AAA          2,240,860

  1,000,000   DeKalb County, GA GOs, 5 1/4% due 1/1/2020 .....................................        Aa1/AA+          1,025,980

  1,000,000   DeKalb County, GA Water & Sewerage Rev., 7% due 10/1/2014 ......................        Aaa/AA           1,083,650

  2,000,000   DeKalb County, GA Water & Sewerage Rev., 5 1/4% due 10/1/2023 ..................        Aa/AA            2,045,820

    700,000   DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
                 6 3/4% due 4/1/2017 .........................................................        Aa1/AA             764,246

    300,000   DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
                 7% due 4/1/2021 .............................................................        Aa1/AA             329,235

  1,000,000   Fayette County, GA School District GOs, 6 1/8% due 3/1/2015 ....................        Aa/A+            1,107,340

  1,000,000   Fulco Hospital Authority HealthSystem Rev. (Catholic Health East),
                 5% due 11/15/2028 ...........................................................        Aaa/AAA            996,850

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


GEORGIA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $3,000,000   Fulton County, GA School District GOs, 5 5/8% due 1/1/2021 .....................         Aa2/AA        $ 3,293,940

  2,250,000   Georgia Housing & Finance Authority Rev. (Single Family Mortgage),
                 5 1/4% due 12/1/2020 ........................................................         Aa2/AAA         2,287,440

  2,500,000   Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
                 6.40% due 7/1/2014 ..........................................................         NR/A-           2,732,200

  1,000,000   Georgia State GOs, 5 3/4% due 2/1/2011 .........................................         Aaa/AAA         1,062,310

  1,750,000   Glynn-Brunswick Memorial Hospital Authority Rev. (Southeast Georgia Health
                 Systems Project), 6% due 8/1/2016 ...........................................         Aaa/AAA         1,927,958

  1,000,000   Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 ....................         Aa1/AA+         1,201,200

  1,500,000   Henry County School District, GA GOs, 6.45% due 8/1/2011 .......................         A1/A+           1,789,710

    500,000   Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev.,
                 6 1/4% due 7/1/2018 .........................................................         A1/A+             586,585

  2,000,000   Monroe County, GA Development Authority Pollution Control Rev. (Georgia Power
                 Company Plant-- Scherer Project), 6% due 7/1/2025 ...........................         Aaa/AAA         2,110,880

  2,500,000   Peachtree City, GA Water &Sewerage Authority Sewer System Rev.,
                 5.60% due 3/1/2027 ..........................................................         Aa3/AA          2,707,150

  2,000,000   Private Colleges & Universities Authority, GA (Spelman College Project),
                 6.20% due 6/1/2014 ..........................................................         Aaa/AAA         2,241,120

  1,500,000   Private Colleges & Universities Authority, GA (Mercer University Project),
                 6 1/2% due 11/1/2015 ........................................................         Aaa/AAA         1,832,625

  3,000,000   Private Colleges & Universities Authority, GA (Agnes Scott College Project),
                 5 5/8% due 6/1/2023 .........................................................         Aa3/AA-         3,184,020

  1,500,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 .......         Baa1/A          1,580,895

  2,000,000   Savannah, GA Airport Rev., 6 1/4% due 1/1/2015* ................................         Aaa/AAA         2,167,800
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $44,875,862)-- 96.6% ..............................................................       49,475,959

VARIABLE RATE DEMAND NOTES (Cost $1,000,000)-- 1.9% ...........................................................        1,000,000

OTHER ASSETS LESS LIABILITIES-- 1.5% ..........................................................................          757,327
                                                                                                                     -----------
NET ASSETS-- 100.0% ...........................................................................................      $51,233,286
                                                                                                                     ===========
--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

LOUISIANA SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $3,000,000   Bastrop, LA Industrial Development Board Pollution Control Rev.
                 (International Paper Company Project), 6.90% due 3/1/2007 ...................         A3/BBB+       $ 3,299,850

  2,500,000   Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
                 5 3/4% due 12/1/2026* .......................................................         Aa3/AA-         2,679,225

  2,120,000   East Baton Rouge Parish, LA Mortgage Finance Authority (Single
                 Family Mortgage Rev.), 5.40% due 10/1/2025 ..................................         Aaa/NR          2,154,556

  3,000,000   East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                 5.90% due 2/1/2018 ..........................................................         Aaa/AAA         3,245,070

  2,000,000   Houma, LA Utilities Rev., 6 1/4% due 1/1/2012 ..................................         Aaa/AAA         2,170,360

  2,000,000   Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
                 6% due 12/1/2024* ...........................................................         Aa/NR           2,078,800

  2,500,000   Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 ....................         Aaa/AAA         2,507,700

  2,495,000   Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
                 6.45% due 6/1/2027* .........................................................         Aaa/AAA         2,663,612

  2,500,000   Louisiana Public Facilities Authority Hospital Rev. (Franciscan
                 Missionaries of Our Lady HealthSystem Project), 5% due 7/1/2025 .............         Aaa/AAA         2,488,850

  2,500,000   Louisiana Public Facilities Authority Rev. (Loyola University Project),
                 5 5/8% due 10/1/2016 ........................................................         Aaa/AAA         2,723,825

  2,500,000   Louisiana Public Facilities Authority Rev. (Sisters of Mercy Health
                 System, St. Louis, Inc.), 7 3/8% due 6/1/2019 ...............................         Aaa/AA+         2,615,450

  3,000,000   Louisiana Public Facilities Authority Rev. (Tulane University),
                 5 3/4% due 2/15/2021 ........................................................         Aaa/AAA         3,204,300

  1,500,000   Louisiana State GOs, 5% due 4/15/2018 ..........................................         Aaa/AAA         1,514,385

  2,000,000   Louisiana State University & Agricultural & Mechanical College
                 Auxiliary Rev., 5 3/4% Due 7/1/2014 .........................................         AAA/AAA         2,164,780

  2,500,000   Ouachita Parish, LA Hospital Service District Rev. (Glenwood
                 Regional Medical Center), 5 3/4% due 5/15/2021 ..............................         Aaa/AAA         2,718,875

    190,000   Ouachita Parish, LA Industrial Development Rev. (International
                 Paper Company), 6 1/2% due 4/1/2006 .........................................         NR/NR             190,215

  2,500,000   Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil
                 Corporation Project), 5.90% due 11/1/2026* ..................................         Aa2/AA          2,742,975

  1,250,000   Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana
                 Power and Light Company Project), 6.20% due 5/1/2023* .......................         Baa2/BBB        1,316,563

  2,960,000   Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                 7.15% due 7/1/2016 ..........................................................         Aaa/AAA         3,257,687

  2,500,000   Shreveport, LA Airport System Rev., 5 3/8% due 1/1/2024* .......................         Aaa/AAA         2,562,425

  1,555,000   Shreveport, LA GOs, 7 1/2% due 4/1/2006 ........................................         Aaa/AAA         1,704,949

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


LOUISIANA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,050,000   Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
                 7 1/4% due 12/1/2010 ........................................................         Aaa/AAA       $ 2,454,034

  2,500,000   Tangipahoa Parish, LA Hospital Service District No. 1 Rev.
                 (Northoaks Medical Center), 6 1/4% due 2/1/2024 .............................         Aaa/AAA         2,774,975
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $50,964,493)-- 96.7% .............................................................        55,233,461

VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 1.4% ............................................................           800,000

OTHER ASSETS LESS LIABILITIES-- 1.9% .........................................................................         1,111,191
                                                                                                                     -----------
NET ASSETS-- 100.0% ..........................................................................................       $57,144,652
                                                                                                                     ===========



MARYLAND SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $1,340,000   Anne Arundel County, MD GOs, 5 1/8% due 2/1/2026 ...............................         Aa2/AA+       $ 1,369,641

  1,340,000   Anne Arundel County, MDGOs, 5 1/8% due 2/1/2027 ................................         Aa2/AA+         1,369,641

  3,000,000   Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric
                 Company Project), 6% due 4/1/2024 ...........................................         A2/A            3,245,820

  2,000,000   Baltimore, MD Consolidated Public Improvement GOs, 6 3/8% due 10/15/2006 .......         Aaa/AAA         2,326,840

  2,500,000   Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
                 6 1/2% due 10/1/2011 ........................................................         Aa3/AA-         2,753,775

  2,000,000   Baltimore, MD Project and Refunding Rev. (Water Projects), 5 1/2% due 7/1/2026 .         Aaa/AAA         2,123,440

  2,000,000   Howard County, MD Metropolitan District Project GOs, 5 1/2% due 8/15/2022 ......         Aaa/AAA         2,083,420

  2,000,000   Maryland Community Development Administration Dept. of Housing & Community
                 Development (Multi-Family Housing), 7.70% due 5/15/2020* ....................         Aa/NR           2,132,080

  2,465,000   Maryland Community Development Administration Dept. of Housing & Community
                 Development (Single Family Program), 6.80% due 4/1/2024* ....................         Aa2/NR          2,649,333

  2,500,000   Maryland Community Development Administration Dept. of Housing & Community
                 Development (Residential Rev.), 5 7/8% due 9/1/2025* ........................         Aa2/NR          2,628,150

  2,500,000   Maryland Community Development Administration Dept. of Housing & Community
                 Development (Multi-Family Housing), 6.70% due 5/15/2027 .....................         Aa/NR           2,683,525

  2,710,000   Maryland Health & Higher Educational Facilities Authority Rev.
                 (Good Samaritan Hospital), 5 3/4% due 7/1/2019 ..............................         A1/A            2,881,543

  2,000,000   Maryland Health & Higher Educational Facilities Authority Rev.
                 (Suburban Hospital), 5 1/8% due 7/1/2021 ....................................         A1/A+           2,007,200

  2,750,000   Maryland Health & Higher Educational Facilities Authority Rev.
                 (Ann Arundel Medical Center), 5% due 7/1/2023 ...............................         Aaa/AAA         2,751,347

  2,500,000   Maryland Health & Higher Educational Facilities Authority Rev.
                 (Francis Scott Key Medical Center), 5% due 7/1/2023 .........................         Aaa/AAA         2,501,225

  2,000,000   Maryland Health &Higher Educational Facilities Authority Rev.
                 (Mercy Medical Center), 5 3/4% due 7/1/2026 .................................         Aaa/AAA         2,164,220

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998



MARYLAND SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $1,500,000   Maryland Health &Higher Education Facilities Authority Rev.
                 (Anne Arundel Medical Center), 5 1/8% due 7/1/2028 ..........................         Aaa/AAA       $ 1,516,395

  1,000,000   Maryland National Capital Park & Planning Commission GOs (Prince
                 George's County), 6.90% due 7/1/2010 ........................................         Aa2/AA          1,074,350

  2,000,000   Maryland Transportation Authority Rev. (Baltimore/Washington International
                 Airport Project), 6 1/4% due 7/1/2014* ......................................         Aaa/AAA         2,212,920

  2,000,000   Maryland Transportation Authority Rev. Transportation Facilities Projects,
                 5 3/4% due 7/1/2015 .........................................................         A1/A+           2,093,720

  1,000,000   Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 6.70% due 9/1/2013 ..........................................................         Aaa/AAA         1,102,080

  1,000,000   Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 7.10% due 9/1/2013 ..........................................................         Aaa/AAA         1,112,650

    440,000   Montgomery County, MD Housing Opportunities Commission (Single Family
                 Mortgage Rev.), 7 3/8% due 7/1/2017 .........................................         Aa2/NR            455,140

  1,500,000   Montgomery County, MD Housing Opportunities Commission Rev.,
                 6.20% due 7/1/2026* .........................................................         Aa2/NR          1,605,180

  2,000,000   Northeast Maryland Waste Disposal Authority Solid Waste Rev.
                 (Montgomery County Resource Recovery Project),
                 6.30% due 7/1/2016* .........................................................         A2/NR           2,162,320

  1,000,000   Puerto Rico Highway &Transportation Authority Rev., 5 1/2% due 7/1/2036 ........         Baa1/A          1,090,460

     35,000   Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev.
                 Portfolio 1), 7.80% due 10/15/2021 ..........................................         Aaa/AAA            35,724

    630,000   Puerto RicoHousing Finance Corporation (Single Family Mortgage Rev.
                 Portfolio 1-C), 6.85% due 10/15/2023 ........................................         Aaa/AAA           674,900

  2,000,000   Washington Suburban Sanitary District, MD, 6 1/2% due 1/1/2016 .................         Aa1/AA          2,185,460
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $50,569,450)-- 94.8% ..............................................................       54,992,499

VARIABLE RATE DEMAND NOTES (Cost $2,200,000)-- 3.8% ...........................................................        2,200,000

OTHER ASSETS LESS LIABILITIES-- 1.4% ..........................................................................          826,114
                                                                                                                     -----------
NET ASSETS-- 100.0% ...........................................................................................      $58,018,613
                                                                                                                     ===========


MASSACHUSETTS SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $5,000,000   Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019 .........         A1/A+     $ 5,300,250

  3,000,000   Boston, MA Water & Sewer Commission General Rev., 7.10% due 11/1/2019 ..........         Aaa/AAA     3,175,950

  5,000,000   Massachusetts Bay Transportation Authority General Transportation System Rev.,
                 5 5/8% due 3/1/2026 .........................................................         Aa3/AA-     5,557,650

  1,155,000   Massachusetts Education Loan Authority Education Loan Rev., 8% due 6/1/2002 ....         NR/AAA      1,168,848

  3,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Daughters of Charity
                 National Health Systems-- Carney Hospital), 6% due 7/1/2009 .................         Aa2/AA+     3,320,460

  2,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Daughters of Charity
                 National Health Systems-- Carney Hospital), 6.10% due 7/1/2014 ..............         Aa2/AA+     2,741,925

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.




MASSACHUSETTS SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $5,000,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (Newton-Wellesley Hospital), 6% due 7/1/2018 ................................         Aaa/AAA       $ 5,509,300

  3,500,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (Williams College), 5 3/4% due 7/1/2019 .....................................         Aa1/AA+         3,798,620

  2,500,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (Suffolk University), 8 1/8% due 7/1/2020 ...................................         NR/NR           2,721,025

  5,100,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (SmithCollege), 5 3/4% due 7/1/2024 .........................................         Aa2/AA-         5,455,521

  5,000,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (Partners Healthcare System), 5 3/8% due 7/1/2024 ...........................         Aaa/AAA         5,187,800

  7,500,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (Harvard University),    5 5/8% Due 11/1/2028 ...............................         AAA/AAA         8,135,250

  5,000,000   Massachusetts Health & Educational Facilities Authority Rev.
                 (Catholic Health East Health System), 5% due 11/15/2028 .....................         Aaa/AAA         4,984,250

  5,250,000   Massachusetts Housing Finance Agency Rev. (Single Family Housing),
                 5 1/2% due 12/1/2030* .......................................................         Aaa/AAA         5,459,790

  2,000,000   Massachusetts Industrial Finance Agency Electric Utility Rev.
                 (Nantucket Electric Company Project), 5 7/8% due 7/1/2017* ..................         Aaa/AAA         2,187,160

  3,500,000   Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
                 5 3/8% due 9/1/2023 .........................................................         Aa1/AA+         3,687,425

  3,000,000   Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
                 5 5/8% due 3/1/2026 .........................................................         Aaa/AAA         3,225,660

  3,000,000   Massachusetts Industrial Finance Agency Rev. (Suffolk University),
                 5 1/4% due 7/1/2027 .........................................................         Aaa/AAA         3,091,770

  3,000,000   Massachusetts Port Authority Special Facilities Rev. (BOSFUELProject),
                 5 3/4% due 7/1/2039* ........................................................         Aaa/AAA         3,205,740

  1,500,000   Massachusetts Special Obligation Rev. (Highway Improvement Loan),
                 5.80% due 6/1/2014 ..........................................................         Aa3/AA          1,656,480

  5,000,000   Massachusetts State Consolidated Loan GOs, 5 1/8% due 11/1/2013 ................         Aaa/AAA         5,221,600

  2,400,000   Massachusetts State Port Authority Rev., 5% due 7/1/2023 .......................         Aa3/AA-         2,405,760

  2,000,000   Massachusetts State Port Authority Rev., 5% due 7/1/2028* ......................         Aa3/AA-         1,978,460

  5,000,000   Massachusetts Water Pollution Abatement Trust Pool Loan Program,
                 5 5/8% due 2/1/2016 .........................................................         Aaa/AAA         5,414,300

  5,500,000   Massachusetts Water Resources Authority General Rev.,
                 5.60% due 11/1/2026 .........................................................         Aaa/AAA         5,894,185

    730,000   Puerto Rico Electric Power Authority Power Rev.,
                 7 1/8% due 7/1/2014 .........................................................         Baa1/BBB+         760,441

  4,000,000   Puerto Rico Highway & Transportation Authority Rev.,
                 5 1/2% due 7/1/2036 .........................................................         Baa1/A          4,361,840

  2,750,000   Puerto Rico Port Authority Rev., 6% due 7/1/2021* ..............................         Aaa/AAA         2,886,703
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $99,244,542)-- 97.9% ...............................................................     108,494,163

VARIABLE RATE DEMAND NOTES (Cost $900,000)-- 0.8% ..............................................................         900,000

OTHER ASSETS LESS LIABILITIES-- 1.3% ...........................................................................       1,401,953
                                                                                                                    ------------
NET ASSETS-- 100.0% ............................................................................................    $110,796,116
                                                                                                                    ============
--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


MICHIGAN SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $5,000,000   Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021* .........        Aaa/AAA        $ 5,503,950

  5,000,000   Detroit, MI GOs, 5 1/2% due 4/1/2016 ...........................................        Aaa/AAA          5,315,550

  6,000,000   Detroit, MI Water Supply System Rev., 6 1/4% due 7/1/2012 ......................        Aaa/AAA          6,602,280

  3,000,000   Grand Haven, MI Electric System Rev., 5 1/4% due 7/1/2013 ......................        Aaa/AAA          3,122,460

  5,000,000   Grand Rapids, MI Water Supply System Rev., 5 3/4% due 1/1/2018 .................        Aaa/AAA          5,120,250

  1,000,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 6 1/4% due 7/1/2012 .......................................        Aaa/AAA          1,090,080

  1,500,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 6 1/4% due 7/1/2022 .......................................        Aaa/AAA          1,636,215

  2,000,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 5% due 7/1/2028 ...........................................        Aaa/NR           1,984,540

  2,500,000   Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist
                 Hospital), 5 1/2% due 5/15/2028 .............................................        Aaa/NR           2,635,450

  5,000,000   Kent County, MI Airport Rev., 6.10% due 1/1/2025* ..............................        Aa/AAA           5,521,550

  1,850,000   Kent County, MI Airport Rev., 5% due 1/1/2028* .................................        Aaa/AAA          1,830,224

  2,775,000   Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/2015 ............        Aa2/A+           3,068,068

  3,000,000   Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 ........................        Aa3/AA+          3,187,230

  3,250,000   Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),
                 6.10% due 4/1/2019 ..........................................................        Aaa/AAA          3,628,982

  3,000,000   Michigan Public Power Agency Rev. (Belle River Project), 5 1/4% due 1/1/2018 ...        A1/AA-           3,054,120

  3,000,000   Michigan State Building Authority Rev., 6 1/4% due 10/1/2020 ...................        Aa2/AA           3,229,170

  6,000,000   Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 .....        Aa1/AA+          6,304,260

  5,000,000   Michigan State Hospital Finance Authority Rev. (Henry Ford Health System),
                 5 1/4% due 11/15/2020 .......................................................        Aa3/AA           5,086,650

  5,000,000   Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
                 5 1/8% due 8/15/2025 ........................................................        Aaa/AAA          5,015,150

  4,500,000   Michigan State Hospital Finance Authority Rev. (St. John Hospital),
                 5 1/4% due 5/15/2026 ........................................................        Aaa/AAA          4,584,870

  5,000,000   Michigan State Hospital Finance Authority Rev. (Mercy Health Services
                  Obligated Group), 5 3/4% due 8/15/2026 .....................................        Aa3/AA-          5,410,200

  5,000,000   Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
                 6% due 11/15/2036 ...........................................................        Aaa/AAA          5,524,500

  2,500,000   Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.80% due 12/1/2016 .........................................................        NR/AA+           2,706,675

  4,055,000   Michigan State Housing Development Authority Rev. (Rental Housing),
                 6.65% due 4/1/2023 ..........................................................        NR/AA-           4,369,222

  4,000,000   Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.05% due 12/1/2027 .........................................................        NR/AA+           4,246,120

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998



MICHIGAN SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $3,000,000   Michigan State Strategic Fund Pollution Control Rev.
                 (Detroit Edison Company), 6 1/2% due 2/15/2016 ..............................         Aaa/AAA       $ 3,265,980

  6,000,000   Michigan State Strategic Fund Pollution Control Rev.
                 (General Motors Corp.), 6.20% due 9/1/2020 ..................................         A2/A            6,544,200

  2,500,000   Michigan State Trunk Line Rev., 5.80% due 11/15/2024 ...........................         Aaa/AAA         2,800,300

  5,000,000   Michigan State Trunk Line Rev., 5% due 11/1/2026 ...............................         Aaa/AAA         5,004,300

  2,000,000   Midland, MI Water Supply System Rev., 7.20% due 4/1/2010 .......................         A/A             2,129,840

  6,300,000   Oxford, MI Area Community Schools GOs, 5 1/2% due 5/1/2021 .....................         Aaa/AAA         6,666,660

  5,000,000   Royal Oak, MI Hospital Finance Authority Rev. (William
                 Beaumont Hospital), 5 1/4% due 1/1/2020 .....................................         Aa3/AA          5,087,600

  4,000,000   University of Michigan Hospital Rev., 6 3/8% due 12/1/2024 .....................         Aa2/AA          4,226,160

  5,000,000   Western Michigan State University Rev., 5 1/8% due 11/15/2022 ..................         Aaa/AAA         5,045,050

  3,000,000   Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017 ..............................         Aaa/AAA         3,297,420
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (COST $132,968,484)-- 98.5% ............................................................       143,845,276

VARIABLE RATE DEMAND NOTES (COST $100,000)-- 0.1% ............................................................           100,000

OTHER ASSETS LESS LIABILITIES-- 1.4% .........................................................................         2,057,041
                                                                                                                    ------------
NET ASSETS-- 100.0% ..........................................................................................      $146,002,317
                                                                                                                    ============




MINNESOTA SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $6,250,000   Becker, MN Pollution Control Rev. (Northern States Power Company),
                  6.80% due 4/1/2007 .........................................................         A1/A+        $  6,465,250

  1,500,000   Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022.................         Aaa/AAA         1,612,605

  2,250,000   Burnsville - Eagan - Savage, MN Independent School
                  District GOs, 5 1/8% due 2/1/2016 ..........................................         Aa1/NR          2,320,245

  2,350,000   Burnsville - Eagan - Savage, MN Independent School District GOs,
                  5 1/8% due 2/1/2017 ........................................................         Aa1/NR          2,418,009

  1,500,000   Cloquet, MN Pollution Control Rev. (Potlatch Corporation
                  Projects), 5.90% due 10/1/2026 .............................................         NR/A-           1,600,380

  5,000,000   Edina, MN Housing Development Rev. (Edina Park Plaza Project),
                  7.70% due 12/1/2028 ........................................................         Aa/NR           5,193,150

  3,545,000   Fridley, MN Independent School District GOs, 5.35% due 2/1/2021 ................         Aaa/AAA         3,644,331

  1,500,000   Minneapolis, MN GOs, 6% due 3/1/2016 ...........................................         Aaa/AAA         1,608,900

  4,725,000   Minneapolis, MN Rev. (University Gateway Project),
                  5 1/4% due 12/1/2024 .......................................................         Aa2/AA          4,856,166

  4,300,000   Minneapolis, MN Special School District GOs, 5% due 2/1/2014 ...................         Aa1/AA+         4,400,448

  1,400,000   Minneapolis - St. Paul Metropolitan Area (Metropolitan Council of
                  the Twin Cities), MN, 5 1/2% due 12/1/2012 .................................         Aaa/AAA         1,496,432

  5,000,000   Minneapolis-St. Paul, MN Housing & Redevelopment Authority Health Care Rev.
                 (Children's Health Care), 5 1/2% due 8/15/2025 ..............................         Aaa/AAA         5,246,550

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

MINNESOTA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $4,000,000   Minneapolis - St. Paul, MN Metropolitan Airport Commission Rev.,
                 5% due 1/1/2030 .............................................................         Aaa/AAA       $ 4,009,960

  2,250,000   Minnesota Agricultural & Economic Development Board Rev.
                 (Evangelical Lutheran Good Samaritan Society Project),
                 5.15% due 12/1/2022 .........................................................         Aaa/AAA         2,274,615

  2,775,000   Minnesota Higher Education Facilities Authority Rev.
                 (University of St. Thomas), 5.40% due 4/1/2022 ..............................         A2/NR           2,882,282

  1,000,000   Minnesota Higher Education Facilities Authority Rev. (St. John's
                 University), 5.40% due 10/1/2022 ............................................         A3/NR           1,040,480

  1,775,000   Minnesota Higher Education Facilities Authority Rev. (University
                 of St. Thomas), 5.40% due 4/1/2023 ..........................................         A2/NR           1,837,356

  2,500,000   Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
                 5 1/4% due 4/1/2029 .........................................................         A3/NR           2,535,800

    810,000   Minnesota Housing Finance Agency (Housing Development),
                 6 1/4% due 2/1/2020 .........................................................         Aa2/AA            822,409

    800,000   Minnesota Housing Finance Agency (Single Family Mortgage),
                 5.65% due 7/1/2022* .........................................................         Aa2/AA+           815,640

  5,000,000   Minnesota Housing Finance Agency (Single Family Mortgage),
                 6.85% due 1/1/2024* .........................................................         Aa2/AA+         5,322,900

  1,500,000   Minnesota Public Facilities Authority Water Pollution Control Rev.,
                 7.10% due 3/1/2012 ..........................................................         Aaa/AAA         1,600,845

  4,000,000   Minnesota Public Facilities Authority Water Pollution Control Rev.,
                 6 1/4% due 3/1/2015 .........................................................         Aaa/AAA         4,524,280

  5,000,000   Minnesota State GOs, 5.70% due 5/1/2016 ........................................         Aaa/AAA         5,421,900

  5,000,000   North Saint Paul - Maplewood, MNIndependent School District GOs,
                 5 1/8% due 2/1/2025 .........................................................         Aa1/AA+         5,062,250

  2,500,000   Northfield, MN Independent School District GOs, 5 1/4% due 2/1/2017 ............         Aa1/NR          2,560,675

  2,000,000   Ramsey & Washington Counties, MN Resource Recovery Rev. (Northern
                 States Power Company Project), 6 3/4% due 12/1/2006 .........................         A1/AA           2,058,660

  4,000,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 7.45% due 11/15/2006 .......................................         NR/AA+          4,306,560

  4,500,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 6 1/4% due 11/15/2014 ......................................         NR/AA+          4,946,850

  1,000,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 6 1/4% due 11/15/2021 ......................................         NR/AA+          1,091,300

  2,575,000   Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2016 .............         Aaa/AA+         2,752,469

  2,715,000   Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2017 .............         Aaa/AA+         2,903,855

     45,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                  9 1/8% due 10/1/2000 .......................................................         NR/CCC             45,775

      5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                  9 1/8% due 12/1/2000 .......................................................         NR/CCC              5,092

     55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                  9 1/8% due 12/1/2000 .......................................................         NR/CCC             56,009

     50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                  9 1/8% due 10/1/2001 .......................................................         NR/CCC             51,176

     10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                  9 1/8% due 12/1/2001 .......................................................         NR/CCC             10,208

     55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                  9 1/8% due 12/1/2001 .......................................................         NR/CCC             56,145

      5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                  9 3/4% due 12/1/2001 .......................................................         NR/CCC              5,109

--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998




MINNESOTA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
$    50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                  9 1/8% due 10/1/2002 .......................................................         NR/CCC        $    51,165

     10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                  9 1/8% due 12/1/2002 .......................................................         NR/CCC             10,207

     60,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                  9 1/8% due 12/1/2002 .......................................................         NR/CCC             61,244

     10,000   Saint Paul Port Authority, MNIndustrial Development Rev. Series L,
                  9 3/4% due 12/1/2002 .......................................................         NR/CCC             10,217

  1,500,000   Southern Minnesota Municipal Power Agency -- Power Supply System Rev.,
                  5 3/4% due 1/1/2018 ........................................................         A2/A+           1,577,715

    750,000   Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                  5 3/4% due 1/1/2018 ........................................................         Aaa/AAA           815,947

  1,500,000   Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                  4 3/4% due 1/1/2016 ........................................................         A2/A+           1,465,350

  3,500,000   Washington County, MN GOs, 5.90% due 2/1/2010 ..................................         Aa2/AA-         3,705,555

  3,090,000   Western Minnesota Municipal Power Agency-- Power Supply Rev.,
                  5 1/2% due 1/1/2015 ........................................................         A1/A            3,092,039

  9,305,000   Western Minnesota Municipal Power Agency-- Power Supply Rev.,
                  6 3/8% due 1/1/2016 ........................................................         Aaa/AAA        10,680,372
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $113,546,777)-- 98.3% .............................................................      121,332,877

VARIABLE RATE DEMAND NOTES (Cost $400,000)-- 0.3% .............................................................          400,000

OTHER ASSETS LESS LIABILITIES-- 1.4% ..........................................................................        1,743,633
                                                                                                                    ------------
NET ASSETS-- 100.0% ...........................................................................................     $123,476,510
                                                                                                                    ============


MISSOURI SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,000,000   Columbia, MO Water and Electric System Improvement Rev., 6 1/8% due 10/1/2012 ..         A1/AA         $ 2,209,900

  2,500,000   Curators of the University of Missouri Health Facilities Rev.
                 (University of Missouri Health System), 5.60% due 11/1/2026 .................         Aaa/AAA         2,660,375

  1,500,000   Hannibal, MO Industrial Development Authority Health Facilities Rev.
                 (Hannibal Regional Hospital), 5 3/4% due 3/1/2022 ...........................         Aaa/AAA         1,619,865

  1,000,000   Joplin, MO Industrial Development Authority Rev. (Catholic Health
                 Initiatives), 5 1/8% due 12/1/2015 ..........................................         Aa2/AA          1,015,670

  1,500,000   Joplin, MO Industrial Development Authority Rev. (Catholic Health
                 Initiatives), 5% due 12/1/2028 ..............................................         Aa2/AA          1,490,640

    565,000   Missouri School Boards Pooled Financing Program Certificates of
                 Participation, 7 3/8% due 3/1/2006 ..........................................         Aaa/AAA           579,594

    740,000   Missouri School Boards Pooled Financing Program Certificates of
                 Participation, 7% due 3/1/2006 ..............................................         Aaa/AAA           757,967

  1,000,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (State Revolving Fund Program), 6.55% due 7/1/2014 ..........................         Aa1/NR          1,098,200

  2,500,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (Union Electric Company Project), 5.45% due 10/1/2028* ......................         A1/AA-          2,619,725

                                       29
--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


MISSOURI SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,500,000   Missouri State Environmental Improvement & Energy Resources
                 Authority -- Water Pollution Control Rev. (State Revolving
                 Fund Program), 5.40% due 7/1/2015 ...........................................         Aa1/NR        $  2,616,250

  2,000,000   Missouri State GOs, 5 5/8% due 4/1/2017 ........................................         Aaa/AAA          2,159,120

  2,500,000   Missouri State Health & Educational Facilities Authority Rev.
                 (Lester E. Cox Medical Centers Project), 5 1/4% due 6/1/2015 ................         Aaa/AAA          2,663,500

  1,500,000   Missouri State Health & Educational Facilities Authority Rev.
                 (Sisters of Mercy Health System, St. Louis, Inc.), 6 1/4% due 6/1/2015 ......         Aa1/AA+          1,628,145

  1,000,000   Missouri State Health & Educational Facilities Authority Rev.
                 (Sisters of Mercy Health System, St. Louis, Inc.), 7 1/4% due 6/1/2019 ......         Aaa/AA+          1,045,330

  1,000,000   Missouri State Health & Educational Facilities Authority Rev.
                 (Sisters of Mercy Health System, St. Louis, Inc.), 5% due 6/1/2019 ..........         Aa1/AA+          1,000,490

  2,500,000   Missouri State Health & Educational Facilities Authority Rev. (Barnes-Jewish,
                 Inc./Christian Health Services), 5 1/4% due 5/15/2021 .......................         Aa2/AA           2,538,950

  2,500,000   Missouri State Health & Educational Facilities Authority Rev.
                 (SSM Health Care), 5% due 6/1/2022 ..........................................         Aaa/AAA          2,489,525

  2,500,000   Missouri State Health & Educational Facilities Authority Rev. (The
                 Washington University), 5% due 11/15/2037 ...................................         Aa1/AA+          2,502,100

    860,000   Missouri State Housing Development Commission Housing Development Bonds
                 (Federally Insured Mortgage Loans), 6% due 10/15/2019 .......................         Aa2/AA+            873,674

  2,415,000   Missouri State Housing Development Commission Single Family Mortgage Rev.
                 (Homeownership Loan Program), 5.90% due 9/1/2028* ...........................         NR/AAA           2,535,847

  1,000,000   Puerto Rico Highway &Transportation Authority Rev., 5 1/2% due 7/1/2026 ........         Baa1/A           1,053,930

  1,500,000   St. Louis, MO Industrial Development Authority Pollution Control Rev.
                 (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 ................         A1/A+            1,835,100

  1,500,000   St. Louis, MO Municipal Finance Corporation City Justice Center
                 Leasehold Improvement Rev., 5.95% due 2/15/2016 .............................         Aaa/AAA          1,659,735

  2,400,000   Southeast Missouri Correctional Facility Lease Rev. (Missouri State
                 Project), 5 3/4% due 10/15/2016 .............................................         Aa/AA            2,536,008

  2,500,000   Springfield, MO Waterworks Rev., 5.60% due 5/1/2023 ............................         Aa/A+            2,738,600

  2,750,000   University of Missouri Systems Facilities Rev., 5 1/2% due 11/1/2023 ...........         Aa2/AA+          2,863,767
                                                                                                                      -----------
TOTAL MUNICIPAL BONDS (Cost $45,286,528)-- 96.9% ..............................................................        48,792,007

VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 1.6% .............................................................           800,000

OTHER ASSETS LESS LIABILITIES-- 1.5% ..........................................................................           775,406
                                                                                                                      -----------
NET ASSETS-- 100.0% ...........................................................................................       $50,367,413
                                                                                                                      ===========
--------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998



NEW YORK SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,490,000   Buffalo Municipal Water Finance Authority, NY Water System Rev.,
                  5% due 7/1/2026 ............................................................         Aaa/AAA       $ 2,496,399

  2,500,000   Long Island Power Authority, NY Electric Systems General Rev.,
                  5 1/2% due 12/1/2029 .......................................................         Baa1/A-         2,590,150

  4,000,000   Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
                  5% due 4/1/2023 ............................................................         Aaa/AAA         4,010,400

  4,000,000   Metropolitan Transportation Authority, NY (Transit Facilities Rev.),
                  4 3/4% due 7/1/2026 ........................................................         Aaa/AAA         3,921,120

  4,000,000   New York City Municipal Water Finance Authority Water & Sewer System Rev.,
                 6 1/4% due 6/15/2020 ........................................................         Aaa/AAA         4,644,240

  1,340,000   New York City, NY GOs, 7 1/4% due 8/15/2024 ....................................         Aaa/A-          1,471,025

      5,000   New York City, NY GOs, 7 1/4% due 8/15/2024 ....................................         A3/A-               5,425

  1,380,000   New York City, NY GOs, 6% due 8/1/2026 .........................................         A3/A-           1,511,707

  2,450,000   New York City, NY Industrial Development Agency Civic Facility Rev.
                 (The Nightingale - Bamford School Project), 5.85% due 1/15/2020 .............         A3/A            2,591,414

  2,500,000   New York City, NY Transitional Finance Authority (Future Tax
                 Secured Bonds), 5% due 5/1/2026 .............................................         Aa3/AA          2,506,425

  4,000,000   New York City, NY Trust for Cultural Resources Rev. (American Museum of
                 Natural History), 5.65% due 4/1/2027 ........................................         Aaa/AAA         4,311,200

  4,000,000   New York State Dormitory Authority Rev. (Fordham University),
                 5 3/4% due 7/1/2015 .........................................................         Aaa/AAA         4,316,800

  4,000,000   New York State Dormitory Authority Rev. (Rochester Institute of Technology),
                 5 1/2% due 7/1/2018 .........................................................         Aaa/AAA         4,280,561

  3,500,000   New York State Dormitory Authority Rev. (Mental Health Services Facilities
                 Improvement), 5 3/4% due 8/15/2022 ..........................................         A3/A-           3,754,205

  3,000,000   New York State Dormitory Authority Rev. (Skidmore College),
                 5 3/8% due 7/1/2023 .........................................................         Aaa/AAA         3,096,510

  1,500,000   New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
                 5 3/8% due 7/1/2025 .........................................................         Aaa/AAA         1,562,265

  2,000,000   New YorkState Dormitory Authority Rev. (Hospital for Special Surgery),
                 5% due 2/1/2028 .............................................................         Aaa/AAA         1,993,760

  2,000,000   New YorkState Dormitory Authority Rev. (Rockefeller University),
                 5% due 7/1/2028 .............................................................         Aaa/AAA         2,010,460

  4,000,000   New York State Energy Research &Development Authority Gas Facilities Rev.
                 (Brooklyn Union Gas), 5 1/2% due 1/1/2021 ...................................         Aaa/AAA         4,243,720

  3,000,000   New York State Environmental Facilities Corporation Pollution Control Rev.
                 (State Water-- Revolving Fund), 6.90% due 11/15/2015 ........................         Aaa/AAA         3,495,750

  3,000,000   New York State Housing Finance Agency Rev. (Phillips Village Project),
                 7 3/4% due 8/15/2017* .......................................................         A2/NR           3,359,670

  3,000,000   New York State Local Government Assistance Corp., 6% due 4/1/2024 ..............         A3/A+           3,267,750

  2,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 7 1/2% due 4/1/2016 .........................................................         Aa2/NR          2,080,160

  1,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 5 1/2% due 10/1/2028* .......................................................         Aa2/NR          1,025,540

-----------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998



NEW YORK SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $3,000,000   New York State Thruway Authority General Rev., 6% due 1/1/2025 .................        Aaa/AAA       $  3,400,680

  2,000,000   New York State Thruway Authority (Highway and Bridge Trust Fund),
                 5% due 4/1/2018 .............................................................        A3/A-            2,001,740

  4,000,000   New York State Thruway Authority Service Contract Rev.,
                 6 1/4% due 4/1/2014 .........................................................        Baa1/BBB+        4,582,640

  4,000,000   Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
                 (Bristol-Myers Squibb Co. Project), 5 3/4% due 3/1/2024* ....................        Aaa/AAA          4,516,200

  2,250,000   Port Authority of New York and New Jersey Consolidated Rev.,
                 6 1/8% due 6/1/2094 .........................................................        A1/AA-          2,698,380
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $78,726,229)-- 98.6% .............................................................        85,746,296

OTHER ASSETS LESS LIABILITIES-- 1.4% .........................................................................         1,257,287
                                                                                                                     -----------
NET ASSETS-- 100.0% ..........................................................................................       $87,003,583
                                                                                                                     ===========




OHIO SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,250,000   Beavercreek Local School District, OH GOs (School Improvement Bonds),
                 5.70% due 12/1/2020 .........................................................        Aaa/AAA       $  2,443,860

  3,450,000   Big Walnut Local School District, OH School Building Construction
                 & Improvement GOs, 7.20% due 6/1/2007 .......................................        Aaa/AAA          3,821,427

  4,000,000   Butler County, OH Transportation Improvement District Highway Improvement
                 Rev., 5 1/8% due 4/1/2017 ...................................................        Aaa/AAA          4,140,000

  4,000,000   Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027* ........................        Aaa/AAA          4,004,760

  2,395,000   Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027 .........................        Aaa/AAA          2,426,518

  5,000,000   Cleveland, OH Public Power System Rev., 5% due 11/15/2024 ......................        Aaa/AAA          5,011,550

  4,915,000   Cleveland, OH Waterworks Improvement First Mortgage Rev.,
                 5 3/4% due 1/1/2021 .........................................................        Aaa/AAA          5,538,566

     85,000   Cleveland, OH Waterworks Improvement First Mortgage Rev.,
                 5 3/4% due 1/1/2021 .........................................................        Aaa/AAA             93,026

  4,500,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus
                 International Airport Project), 6% due 1/1/2020* ............................        Aaa/AAA          4,874,715

  1,000,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus
                 International Airport Project), 5% due 1/1/2028 .............................        Aaa/AAA          1,000,780

  3,000,000   Dayton, OH Water System Mortgage Rev., 6 3/4% due 12/1/2010 ....................        Aaa/AAA          3,067,530

  7,000,000   Franklin County, OH GOs, 5 3/8% due 12/1/2020 ..................................        Aaa/AAA          7,440,300

  7,500,000   Franklin County, OH Hospital Rev. (Riverside United Methodist
                 Hospital), 5 3/4% due 5/15/2020 .............................................        Aa3/NR           7,882,425

  2,500,000   Hamilton County, OH Sewer System Rev., 5 1/2% due 12/1/2017 ....................        Aaa/AAA          2,643,750

  5,000,000   Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 ..................        Aaa/AAA          5,452,900

  4,000,000   Hudson Local School District, OH GOs, 7.10% due 12/15/2013 .....................        A1/NR            4,367,480

  1,095,000   Lake County, OH Hospital Improvement Rev. (Lake Hospital
                 System Inc.), 8% due 1/1/2013 ...............................................        Aaa/AAA          1,115,279

+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998


OHIO SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $6,425,000   Mahoning County, OHHospital Rev. (Forum Health Obligated Group),
                 5% due 11/15/2025 ...........................................................        Aaa/AAA       $  6,430,076

  2,000,000   Montgomery County, OHCatholic Health Initiatives Rev.,
                 5 1/8% due 12/1/2017 ........................................................        Aa2/AA           2,029,620

  4,650,000   Mount Vernon, OH Hospital Rev. (Knox Community Hospital),
                 7 7/8% due 6/1/2012 .........................................................        NR/NR            4,755,276

  2,000,000   Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
                 Company Project), 5.45% due 1/1/2024 ........................................        Aaa/AAA          2,082,400

  6,500,000   Ohio Air Quality Development Authority Rev. (JMG Project),
                 6 3/8% due 1/1/2029* ........................................................        Aaa/AAA          7,270,900

  4,415,000   Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
                 Securities Program), 6.10% due 9/1/2028* ....................................        NR/AAA           4,720,342

  3,000,000   Ohio State Higher Educational Facilities Commission Rev.
                 (Oberlin College Project), 5 3/8% due 10/1/2015 .............................        NR/AA            3,137,850

  4,000,000   Ohio State Higher Educational Facilities Commission Rev.
                 (University of Dayton Project), 5.40% due 12/1/2022 .........................        Aaa/AAA          4,194,320

  2,000,000   Ohio State Liquor Profits Rev., 6.85% due 3/1/2000 .............................        Aaa/AAA          2,089,420

  4,000,000   Ohio State Public Facilities Commission Rev. (Higher Education
                  Capital Facilities), 6.30% due 5/1/2006 ....................................        Aaa/AAA          4,334,120

  2,330,000   Ohio State Water Development Authority Rev. (Safe Water),
                 9 3/8% due 12/1/2010 ........................................................        Aaa/AAA          2,968,047

  7,500,000   Ohio State Water Development Authority Rev. (Fresh Water),
                 5 1/8% due 12/1/2023 ........................................................        Aaa/AAA          7,601,475

  5,000,000   Ohio State Water Development Authority Rev. (Community Assistance),
                 5 3/8% due 12/1/2024 ........................................................        Aaa/AAA          5,259,250

  5,000,000   Ohio State Water Development Authority Rev. (Dayton Power &
                 Light Co. Project), 6.40% due 8/15/2027 .....................................        Aa3/AA-          5,418,200

  2,500,000   Ohio State Water Development Authority Solid Waste Disposal Rev.
                 (North Star BHP Steel, L.L.C. Project-- Cargill, Incorporated,
                 Guarantor), 6.30% due 9/1/2020* .............................................        Aa3/AA-          2,768,525

  3,000,000   Ohio Turnpike Commission, OH Turnpike Rev., 5.70% due 2/15/2017 ................        Aaa/AAA          3,375,810

  2,955,000   Pickerington Local School District, OH School Building Construction
                 GOs, 8% due 12/1/2005 .......................................................        Aaa/AAA          3,499,843

  4,000,000   Puerto Rico Highway &Transportation Authority Rev., 5 1/2% due 7/1/2036 ........        Baa1/A           4,361,840

    775,000   Toledo, OH Sewer System Rev., 7 3/4% due 11/15/2017 ............................        Aaa/AAA            794,445

    560,000   Toledo, OH Waterworks Rev., 7 3/4% due 11/15/2017 ..............................        Aaa/AAA            574,050

  2,500,000   Twinsburg City School District, OH School Improvement GOs,
                 5.90% due 12/1/2021 .........................................................        Aaa/AAA          2,770,175

  3,000,000   University of Toledo, OH General Receipts Bonds, 7.10% due 6/1/2010 ............        Aaa/AAA          3,225,840

  2,000,000   Worthington City School District, OH School Building Construction
                 & Improvement GOs, 8 3/4% due 12/1/2002 .....................................        Aaa/AAA          2,156,100
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $139,947,906)-- 98.0% ............................................................       151,142,790

VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 0.5% ............................................................           800,000

OTHER ASSETS LESS LIABILITIES-- 1.5% .........................................................................         2,286,703
                                                                                                                    ------------
NET ASSETS-- 100.0% ..........................................................................................      $154,229,493

+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

OREGON SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,000,000   Benton County, OR Hospital Facilities Authority Rev. (Samaritan Health
                 Services Project), 5 1/8% due 10/1/2028 .....................................        NR/A          $  1,998,480

  2,000,000   Chemeketa, OR Community College District GOs, 5.95% due 6/1/2016 ...............        Aaa/AAA          2,263,740

  1,000,000   Clackamas & Washington Counties, OR GOs (West Linn-Wilsonville School
                 District), 5% due 6/1/2017 ..................................................        Aaa/AAA          1,021,100

  2,000,000   Eugene, OR Electric Utility Rev., 5.80% due 8/1/2022 ...........................        Aaa/AAA          2,219,120

  1,500,000   Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 .....................        Aa1/AA-          1,502,445

  1,250,000   Multnomah County, OR Education Facility Rev. (University of Portland),
                 5% due 4/1/2018 .............................................................        Aaa/AAA          1,273,538

  1,250,000   Multnomah County School District, OR GOs, 6.80% due 12/15/2004 .................        Aa/A+            1,258,438

  1,750,000   Multnomah County School District, OR GOs, 5 1/2% due 6/1/2015 ..................        A1/A+            1,867,005

  2,000,000   North Clackamas Parks & Recreation District -- Clackamas County, OR Rev.
                 (Recreational Facilities), 5.70% due 4/1/2013 ...............................        NR/A-            2,113,240

 2,000,000   North Wasco County People's Utility District-- Wasco County, OR Rev.
                 (Bonneville Power Administration), 5.20% due 12/1/2024 ......................        Aa1/AA-          2,026,120

    750,000   Ontario, OR Hospital Facility Authority Health Facilities Rev.
                 Catholic Health Corporation (Dominican Sisters of Ontario Inc.,
                 d.b.a. Holy Rosary Medical Center Project), 6.10% due 11/15/2017 ............        Aa2/AA             808,927

  2,500,000   Oregon Department of Administrative Services Certificates of
                 Participation, 5.80% due 5/1/2024 ............................................      Aaa/AAA           2,722,250

  1,000,000   Oregon Department of Transportation Regional Light Rail Extension Rev.,
                 6.20% due 6/1/2008 ...........................................................       Aaa/AAA          1,123,260

  2,500,000   Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
                 (Reed College Project), 5 3/8% due 7/1/2025 ..................................       NR/A+            2,606,750

  1,250,000   Oregon Health Sciences University Rev., 5 1/4% due 7/1/2028 .....................       Aaa/AAA          1,274,750

  2,000,000   Oregon Housing & Community Services Department Housing & Finance Rev.
                 (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012 ................       Aa2/A+           2,079,080

    900,000   Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                 Mortgage Program), 5.65% due 7/1/2019* .......................................       Aa2/NR             923,643

    310,000   Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                 Mortgage Program), 7% due 7/1/2022* ..........................................       Aa2/NR             314,101

    500,000   Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                 Mortgage Program), 5.30% due 7/1/2024* .......................................       Aa2/NR             506,510

  1,000,000   Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                 Mortgage Program), 6% due 7/1/2027* ..........................................       Aa2/NR           1,058,150


----------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998



OREGON SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
  $ 500,000   Oregon State GOs (Veterans'  Welfare), 9% due 10/1/2006 .........................       Aa2/AA        $    671,400

  1,375,000   Oregon State GOs (Veterans'  Welfare), 5 7/8% due 10/1/2018 .....................       Aa2/AA           1,450,144

    500,000   Oregon State GOs (Alternate Energy Project), 8.40% due 1/1/2008 .................       Aa2/AA             518,545

    250,000   Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 ...............       Aa2/AA             270,192

  1,000,000   Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* ..............       Aa2/AA           1,109,860

    950,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ............       Aaa/AAA          1,190,331

     50,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ............       Aaa/AAA             54,133

    500,000   Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025* ...........       Aaa/AAA            530,710

  1,500,000   Port of Portland, OR International Airport Rev., 5 5/8% due 7/1/2026* ...........       Aaa/AAA          1,590,555

  2,000,000   Portland, OR GOs, 5.60% due 6/1/2014 ............................................       Aa2/NR           2,156,820

  1,250,000   Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
                 6 5/8% due 5/1/2011 ..........................................................       Aaa/AAA          1,352,050

  2,500,000   Portland, OR Sewer System Rev., 5% due 6/1/2015 .................................       Aaa/AAA          2,568,875

  1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ........       Baa1/A           1,053,930

    630,000   Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
                 6.85% due 10/15/2023 .........................................................       Aaa/AAA            674,900

  1,000,000   Puerto Rico Ports Authority Rev., 7% due 7/1/2014* ..............................       Aaa/AAA          1,089,000

  1,000,000   Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2013 .......................       A/A+             1,052,240

  2,600,000   Salem, OR Pedestrian Safety Improvements GOs,  5 3/4% due 5/1/2011 ..............       Aaa/AAA          2,861,170

  1,000,000   Tri-County Metropolitan Transportation District of Oregon GOs
                 (Light Rail Extension), 6% due 7/1/2012 ......................................       Aa/AA+           1,077,960

  1,110,000   Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
                 7 3/8% due 1/1/2007 ..........................................................       Baa1/NR          1,119,424

    500,000   Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 ..............       NR/BBB-            516,475

  2,500,000   Washington and Multnomah Counties, OR (Beaverton School District),
                  5% due 8/1/2017 .............................................................       Aa2/AA-          2,554,425

  1,500,000   Washington County, OR Unified Sewerage Agency Rev.,
                  5 3/4% due 10/1/2011 ........................................................       Aaa/AAA          1,708,485
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (COST $53,777,463)-- 96.5% ..............................................                       58,132,271
                                                                                                                     -----------
                                                VARIABLE RATE DEMAND NOTES
                                              -------------------------------

    300,000   Floyd County, GA Development Authority Environmental Improvement
                 Rev. (Georgia Kraft Co. Project) due 12/1/2015 ..............................        P-1/NR             300,000

    200,000   New York City Municipal Water Finance Authority, NY Water & Sewer System Rev.
                 due 6/15/2022 ...............................................................        VMIG-1/A-1+        200,000

    900,000   New York State Energy Research & Development Authority Pollution Control Rev.
                 (Niagara Mohawk) due 12/1/2023 ..............................................        NR/A-1+            900,000



+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998



OREGON SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $1,100,000   New York State Energy Research & Development Authority Pollution Control Rev.
                 (Niagara Mohawk) due 7/1/2027* ..............................................        NR/A-1+       $  1,100,000

    600,000   Sweetwater County, WY Pollution Control Rev. (Pacificorp) due 12/1/2014 ........        P-1/A-1+           600,000
                                                                                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES (Cost $3,100,000)-- 5.1% ....................................................         3,100,000
                                                                                                                     -----------
other assets less liabilities-- (1.6)% .......................................................................          (980,745)
                                                                                                                     -----------
NET ASSETS-- 100.0% ..........................................................................................       $60,251,526
                                                                                                                     ===========


SOUTH CAROLINA SERIES

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,500,000   Anderson County, SC Hospital Rev. (Anderson Memorial Hospital),
                 5 1/4% due 2/1/2012 .........................................................        Aaa/AAA        $ 2,589,675

  3,800,000   Berkeley County, SC Water & Sewer Rev., 5.55% due 6/1/2016 .....................        Aaa/AAA          4,011,318

    745,000   Charleston County, SC Public Facilities Corp. Certificates of
                 Participation, 7.15% due 2/1/2004 ...........................................        A1/A               789,991

    770,000   Charleston County, SC Public Facilities Corp. Certificates of
                 Participation, 7.15% due 8/1/2004 ...........................................        A1/A               816,500

    800,000   Charleston County, SC Public Facilities Corp. Certificates of
                 Participation, 7.20% due 2/1/2005 ...........................................        A1/A               848,280

  2,500,000   Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 .................        A1/AA-           2,684,525

  6,000,000   Darlington County, SC Industrial Development Rev. (Nucor Corporation
                 Project), 5 3/4% due 8/1/2023* ..............................................        A1/AA-           6,310,560

  2,000,000   Darlington County, SC Industrial Development Rev. (Sonoco Products
                 Company Project), 6% Due 4/1/2026* ..........................................        A2/A             2,169,820

  2,500,000   Fairfield County, SC Pollution Control Rev. (South Carolina Electric &
                 Gas Company), 6 1/2% due 9/1/2014 ...........................................        A1/A+            2,758,850

  1,000,000   Georgetown County, SC Pollution Control Facilities Rev.
                 (International Paper Company), 7 3/8% due 6/15/2005 .........................        A3/BBB+          1,030,410

  3,000,000   Greenville Hospital System, SC Hospital Facilities Rev.,
                 5 1/2% due 5/1/2016 .........................................................        NR/AA            3,113,820

  2,000,000   Greenville Hospital System, SC Hospital Facilities Rev.,
                 5 1/4% due 5/1/2023 .........................................................        Aa3/AA           2,039,140

  3,000,000   Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
                 5 7/8% due 10/1/2017 ........................................................        Aaa/AAA          3,208,650

  2,600,000   Lancaster County, SC School District GOs, 6.60% due 7/1/2012 ...................        Aaa/AAA          2,906,098

  2,000,000   Lancaster County, SC Waterworks & Sewer System Rev., 5 1/4% due 5/1/2021 .......        Aaa/AAA          2,046,360

  2,720,000   Laurens County, SC Combined Utility System Rev., 5% due 1/1/2018 ...............        Aaa/AAA          2,736,021

  5,000,000   Lexington County,SC Hospital Rev. (Health Services District, Inc.),
                 5 1/8% due 11/1/2026 ........................................................        Aaa/AAA          5,019,900

  1,000,000   Lexington County School District, SC Certificates of Participation
                 (Red Bank/White Knoll Elementary Project), 7.10% due 9/1/2011 ...............        Aaa/AAA          1,100,640

  1,000,000   Medical University South Carolina Hospital Facilities Rev.,
                 5.60% due 7/1/2011 ..........................................................        Aaa/AAA          1,121,290

  3,000,000   Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 ........................        Aaa/AAA          3,277,770


+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

SOUTH CAROLINA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+           MARKET
   AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
  --------                                    -------------------                                 --------------    -------------
 $2,000,000   Myrtle Beach, SC Waterworks & Sewer System Rev., 5 1/4% due 3/1/2020 ...........        Aaa/AAA        $ 2,040,280

  1,500,000   North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012 ..................        Aaa/AAA          1,801,395

  5,000,000   Oconee County, SC Pollution Control Rev. (Duke Power Co. Project),
                 5.80% due 4/1/2014 ..........................................................        Aa2/AA-          5,326,800

  1,250,000   Piedmont Municipal Power Agency, SC Electric Rev., 6 1/4% due 1/1/2021 .........        Aaa/AAA          1,499,937

  3,000,000   Piedmont Municipal Power Agency, SC Electric Rev., 6.30% due 1/1/2022 ..........        Aaa/AAA          3,344,130

  1,000,000   Puerto Rico Highway &Transportation Authority Rev., 5 1/2% due 7/1/2036 ........        Baa1/A           1,090,460

  2,000,000   Puerto Rico Highway &Transportation Authority Rev., 5% due 7/1/2038 ............        Baa1/A           1,982,760

  2,500,000   Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
                 Control Facilities Financing Authority Higher Education Rev.
                 (Inter-American University of Puerto Rico Project), 5% due 10/1/2022 ........       Aaa/AAA          2,517,975

  1,000,000   Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2022 ......................        A/A+             1,038,440

  2,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union
                 Camp Corp. Project), 7.45% due 4/1/2021* ....................................        A1/A-            2,185,440

  1,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
                 Corp. Project), 7 1/8% due 9/1/2021* ........................................        A2/A-            1,088,950

  5,000,000   Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ..................        Aaa/AAA          5,003,400

  2,000,000   South Carolina Jobs--Economic Development Authority Hospital Rev.
                 (Georgetown Memorial Hospital), 5% due 11/1/2029 ............................        Aaa/NR           1,978,120

  6,000,000   South Carolina Public Service Authority Rev., 5 7/8% due 1/1/2023 ..............        Aaa/AAA          6,592,920

  1,740,000   South Carolina State Housing Authority (Single Family Mortgage Purchase),
                 6.70% due 7/1/2010 ..........................................................        Aaa/AAA          1,760,062

    500,000   South Carolina State Housing Finance & Development Authority
                 (Homeownership Mortgage), 7.55% due 7/1/2011 ................................        Aa2/AA             522,015

  2,140,000   South Carolina State Housing Finance & Development Authority
                 Rental Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 ...............        NR/AA            2,186,802

  1,000,000   South Carolina State Housing Finance & Development Authority
                 (Multi-Family Development Rev.), 6 7/8% due 11/15/2023 ......................        Aaa/NR           1,065,060

  5,000,000   South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* .................        Aaa/AAA          5,100,500

  5,000,000   Spartanburg, SC Water System Rev., 5% due 6/1/2027 .............................        Aaa/AAA          5,003,750

  3,000,000   University of South Carolina Rev., 5 3/4% due 6/1/2026 .........................        Aaa/AAA          3,266,550

  2,000,000   Western Carolina Regional Sewer Authority, SC Sewer System Rev.,
                  5 1/2% due 3/1/2010 ........................................................        Aaa/AAA          2,135,420
                                                                                                                    ------------
TOTAL MUNICIPAL BONDS (Cost $100,589,439)-- 97.5% ...........................................................        109,110,784

VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 0.7% ...........................................................            800,000

OTHER ASSETS LESS LIABILITIES-- 1.8% ........................................................................          2,011,237
                                                                                                                    ------------
NET ASSETS-- 100.0% .........................................................................................       $111,922,021
                                                                                                                    ============

+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statement.



STATEMENTS OF ASSETS AND LIABILITES
SEPTEMBER 30, 1998

                                                         NATIONAL        COLORADO         GEORGIA       LOUISIANA      MARYLAND
                                                          SERIES          SERIES          SERIES         SERIES         SERIES
                                                      --------------- --------------  -------------- -------------- --------------
ASSETS:
Investments, at value (see Portfolios of Investments):
  Long-term holdings ............................       $107,298,895    $44,874,071     $49,475,959    $55,233,461    $54,992,499
  Short-term holdings ...........................            700,000        300,000       1,000,000        800,000      2,200,000
                                                        ------------    -----------     -----------    -----------    -----------
                                                         107,998,895     45,174,071      50,475,959     56,033,461     57,192,499
Cash ............................................            123,926         77,738         122,737        105,448         93,416
Interest receivable .............................          1,562,261        835,793         785,873        943,112        912,213
Receivable for Capital Stock sold ...............            116,365             --             783          6,718         26,190
Expenses prepaid to shareholder
  service agent .................................             13,754          6,287           6,680          6,680          7,466
Receivable for securities sold ..................                 --             --              --        265,000             --
Other ...........................................              1,449            630             682            767            750
                                                        ------------    -----------     -----------    -----------    -----------
TOTAL ASSETS ....................................        109,816,650     46,094,519      51,392,714     57,361,186     58,232,534
                                                        ------------    -----------     -----------    -----------    -----------
Liabilities:
Payable for Capital Stock repurchased ...........            202,840         17,872             170         31,977         34,989
Dividends payable ...............................            181,880         75,001          80,571         96,299         94,112
Payable for securities purchased ................                 --             --              --             --             --
Accrued expenses, taxes, and other ..............            130,567         74,487          78,687         88,258         84,820
                                                        ------------    -----------     -----------    -----------    -----------
TOTAL LIABILITIES ...............................            515,287        167,360         159,428        216,534        213,921
                                                        ------------    -----------     -----------    -----------    -----------
NET ASSETS ......................................       $109,301,363    $45,927,159     $51,233,286    $57,144,652    $58,018,613
                                                        ============    ===========     ===========    ===========    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A .......................................       $     12,255    $     5,968     $     5,777    $     6,619    $     6,598
  Class D .......................................                889             45             334             99            375
Additional paid-in capital ......................        103,096,331     42,776,160      46,360,182     52,120,753     53,403,553
Undistributed/accumulated net realized
  gain (loss) ...................................         (1,559,215)      (115,843)        266,896        748,213        185,038
Net unrealized appreciation of investments ......          7,751,103      3,260,829       4,600,097      4,268,968      4,423,049
                                                        ------------    -----------     -----------    -----------    -----------
NET ASSETS ......................................       $109,301,363    $45,927,159     $51,233,286    $57,144,652    $58,018,613
                                                        ============    ===========     ===========    ===========    ===========
NET ASSETS:
  Class A .......................................       $101,908,896    $45,583,092     $48,423,993    $56,307,378    $54,891,172
  Class D .......................................       $  7,392,467    $   344,067     $ 2,809,293    $   837,274    $ 3,127,441

SHARES OF CAPITAL STOCK OUTSTANDING
  ($.001 PAR VALUE):
  Class A .......................................         12,255,165      5,968,019       5,776,921      6,619,224      6,597,655
  Class D .......................................            889,145         45,080         334,454         98,467        375,599

NET ASSET VALUE PER SHARE:
  CLASS A .......................................              $8.32          $7.64           $8.38          $8.51          $8.32
  CLASS D .......................................              $8.31          $7.63           $8.40          $8.50          $8.33

----------------------
See Notes to Financial Statements.




                                                                      MASSACHUSETTS     MICHIGAN         MINNESOTA       MISSOURI
                                                                         SERIES          SERIES           SERIES          SERIES
                                                                    ---------------- --------------- ---------------- -------------
ASSETS:
Investments, at value (see Portfolios of Investments):
  Long-term holdings ...........................................      $108,494,163     $143,845,276    $121,332,877     $48,792,007
  Short-term holdings ..........................................           900,000          100,000         400,000         800,000
                                                                      ------------     ------------    ------------     -----------
 ...............................................................       109,394,163      143,945,276     121,732,877      49,592,007
Cash ...........................................................            69,480           72,871          129,277          10,05
Interest receivable ............................................         1,627,916        2,500,978       1,981,575         935,202
Receivable for Capital Stock sold ..............................            14,168           30,957          14,281          27,504
Expenses prepaid to shareholder
  service agent ................................................            14,147           18,470          16,898           6,680
Receivable for securities sold .................................                --               --              --              --
Other ..........................................................             1,480            1,970           1,659             689
                                                                      ------------     ------------    ------------     -----------
TOTAL ASSETS ...................................................       111,121,354      146,570,522     123,876,567      50,572,133
                                                                      ------------     ------------    ------------     -----------
Liabilities:
Payable for Capital Stock repurchased ..........................            20,610          177,957          53,965          46,024
Dividends payable ..............................................           174,746          236,774         203,842          77,772
Payable for securities purchased                                                --               --              --              --
Accrued expenses, taxes, and other .............................           129,882          153,474         142,250          80,924
                                                                      ------------     ------------    ------------     -----------
TOTAL LIABILITIES ..............................................           325,238          568,205         400,057         204,720
                                                                      ------------     ------------    ------------     -----------
NET ASSETS .....................................................      $110,796,116     $146,002,317    $123,476,510     $50,367,413
                                                                      ============     ============    ============     ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ......................................................      $     13,227     $     16,333    $     15,217     $     6,223
  Class D                                                                      178              209             263              52
Additional paid-in capital .....................................       101,176,263      132,640,548     114,171,159      46,119,176
Undistributed/accumulated net realized
  gain (loss) ..................................................           356,827        2,468,435       1,503,771         736,483
Net unrealized appreciation of investments .....................         9,249,621       10,876,792       7,786,100       3,505,479
                                                                      ------------     ------------    ------------     -----------
NET ASSETS .....................................................      $110,796,116     $146,002,317    $123,476,510     $50,367,413
                                                                      ============     ============    ============     ===========
NET ASSETS:
  Class A ......................................................      $109,327,849     $144,160,667    $121,373,756     $49,949,695
  Class D ......................................................         1,468,267        1,841,650       2,102,754         417,718

SHARES OF CAPITAL STOCK OUTSTANDING
  ($.001 PAR VALUE):
  Class A ......................................................        13,227,527       16,332,742      15,216,589       6,222,997
  Class D ......................................................           177,650          208,879         263,568          52,037

NET ASSET VALUE PER SHARE:
  CLASS A ......................................................             $8.27            $8.83           $7.98           $8.03
  CLASS D ......................................................             $8.26            $8.82           $7.98           $8.03

----------------------
See Notes to Financial Statements.









                                                                   NEW YORK           OHIO          OREGON      SOUTH CAROLINA
                                                                    SERIES           SERIES         SERIES          SERIES
                                                                --------------  --------------- -------------- ----------------
ASSETS:
Investments, at value (see Portfolios of Investments):
  Long-term holdings ......................................       $85,746,296    $151,142,790     $58,132,271    $109,110,784
  Short-term holdings .....................................                --         800,000       3,100,000         800,000
                                                                  -----------    ------------     -----------    ------------
 ..........................................................        85,746,296     151,942,790      61,232,271     109,910,784
Cash ......................................................           113,225         160,645         110,843          97,468
Interest receivable .......................................         1,406,077       2,653,997       1,032,032       1,785,326
Receivable for Capital Stock sold .........................            51,273          19,510          37,382         424,137
Expenses prepaid to shareholder
  service agent ...........................................            11,003          20,041           7,859          14,147
Receivable for securities sold ............................                --              --         171,403              --
Other .....................................................             1,155           2,067             786           1,498
                                                                  -----------    ------------     -----------    ------------
TOTAL ASSETS ..............................................        87,329,029     154,799,050      62,592,576     112,233,360
                                                                  -----------    ------------     -----------    ------------
Liabilities:
Payable for Capital Stock repurchased .....................            82,754         144,002         192,678           4,023
Dividends payable .........................................           137,336         259,015          92,028         177,701
Payable for securities purchased ..........................                --              --       1,967,373              --
Accrued expenses, taxes, and other ........................           105,356         166,540          88,971         129,615
                                                                  -----------    ------------     -----------    ------------
TOTAL LIABILITIES .........................................           325,446         569,557       2,341,050         311,339
                                                                  -----------    ------------     -----------    ------------
NET ASSETS ................................................       $87,003,583    $154,229,493     $60,251,526    $111,922,021
                                                                  ===========    ============     ===========    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A .................................................       $     9,867    $     18,304     $     7,159    $     12,682
  Class D                                                                 253             131             329             668
Additional paid-in capital ................................        77,894,645     140,608,940      55,517,834     102,662,939
Undistributed/accumulated net realized
  gain (loss) .............................................         2,078,751       2,407,234         371,396         724,387
Net unrealized appreciation of investments ................         7,020,067      11,194,884       4,354,808       8,521,345
                                                                  -----------    ------------     -----------    ------------
NET ASSETS ................................................       $87,003,583    $154,229,493     $60,251,526    $111,922,021
                                                                  ===========    ============     ===========    ============
NET ASSETS:
  Class A .................................................       $84,821,960    $153,126,162     $57,601,297    $106,328,118
  Class D .................................................         2,181,623       1,103,331       2,650,229       5,593,903

SHARES OF CAPITAL STOCK OUTSTANDING
  ($.001 PAR VALUE):
  Class A .................................................         9,866,681      18,303,910       7,158,690      12,681,944
  Class D .................................................           253,558         131,260         329,620         667,830

NET ASSET VALUE PER SHARE:
  CLASS A .................................................             $8.60           $8.37           $8.05           $8.38
  CLASS D .................................................             $8.60           $8.41           $8.04           $8.38

----------------------
See Notes to Financial Statements.



STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                           NATIONAL        COLORADO        GEORGIA      LOUISIANA        MARYLAND
                                                            SERIES          SERIES          SERIES         SERIES         SERIES
                                                         ------------   -------------   -------------  -------------  -------------
INVESTMENT INCOME:
Interest ..........................................       $5,890,123     $2,702,213      $2,764,172     $3,256,299     $3,151,030
                                                          ----------     ----------      ----------     ----------     ----------
EXPENSES:
Management fees ...................................          522,358        236,819         253,187        283,699        276,179
Distribution and service fees .....................          144,067         48,288          72,377         60,185         73,397
Shareholder account services ......................          128,464         63,960          70,106         68,976         76,286
Auditing and legal fees ...........................           35,088         38,029          36,590         38,371         37,938
Registration ......................................           28,590         11,929          14,206         15,673         16,143
Shareholder reports and communications ............           14,047         10,951          13,278         13,652         15,704
Custody and related services ......................           10,266          9,828           8,947         11,739          7,135
Directors' fees and expenses ......................            5,244          4,873           4,957          4,928          4,884
Miscellaneous .....................................            5,414          3,353           3,354          3,477          3,524
                                                          ----------     ----------      ----------     ----------     ----------
TOTAL EXPENSES ....................................          893,538        428,030         477,002        500,700        511,190
                                                          ----------     ----------      ----------     ----------     ----------
NET INVESTMENT INCOME .............................        4,996,585      2,274,183       2,287,170      2,755,599      2,639,840
                                                          ----------     ----------      ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments ..................        1,375,240      1,217,468         355,347        750,930        183,975
Net change in unrealized appreciation
  of investments ..................................        2,557,155        133,704       1,483,755        904,770      1,341,557
                                                          ----------     ----------      ----------     ----------     ----------
NET GAIN ON INVESTMENTS ...........................        3,932,395      1,351,172       1,839,102      1,655,700      1,525,532
                                                          ----------     ----------      ----------     ----------     ----------
INCREASE IN NET ASSETS FROM OPERATIONS ............       $8,928,980     $3,625,355      $4,126,272     $4,411,299     $4,165,372
                                                          ==========     ==========      ==========     ==========     ==========

-----------------------------
See Notes to Financial Statements.


 MASSACHUSETTS     MICHIGAN        MINNESOTA       MISSOURI       NEW YORK           OHIO         OREGON     SOUTH CAROLINA
     SERIES         SERIES           SERIES         SERIES         SERIES           SERIES        SERIES         SERIES
-----------------------------    ------------    ------------   ------------    ------------   ------------  --------------
$ 6,041,059      $ 8,081,223      $6,978,847      $2,860,843     $4,741,309     $ 8,760,743      $3,153,675      $5,980,487
-----------      -----------      ----------      ----------     ----------     -----------      ----------      ----------

    545,891          726,553         614,405         260,574        426,872         768,368         287,757         539,515
    116,077          153,231         134,829          56,182         92,196         152,714          71,660         142,882
    133,887          183,757         170,425          71,916         98,764         192,969          76,751         137,733
     39,566           35,761          38,824          35,841         35,086          36,526          40,474          36,487
     15,581           17,776          11,713          12,948         14,886          15,797          12,974          14,238
     16,168           19,074          16,241          13,147         14,985          18,565          13,780           9,381
     11,006           11,378          13,669          10,240         11,193          10,040          12,912          14,206
      5,578            6,214           5,808           4,942          5,157           6,336           5,021           5,863
      5,755            7,210           6,539           3,406          4,640           7,653           3,617           5,584
-----------      -----------      ----------      ----------     ----------     -----------      ----------      ----------
    889,509        1,160,954       1,012,453         469,196        703,779       1,208,968         524,946         905,889
-----------      -----------      ----------      ----------     ----------     -----------      ----------      ----------
  5,151,550        6,920,269       5,966,394       2,391,647      4,037,530       7,551,775       2,628,729       5,074,598
-----------      -----------      ----------      ----------     ----------     -----------      ----------      ----------


    360,413        2,466,720       2,326,890         792,748      2,733,067       3,398,423         375,535       1,214,196

  4,686,395        2,641,464         714,989         984,919      1,350,015       1,953,712       1,637,046       2,638,545
-----------      -----------      ----------      ----------     ----------     -----------      ----------      ----------
  5,046,808        5,108,184       3,041,879       1,777,667      4,083,082       5,352,135       2,012,581       3,852,741
-----------      -----------      ----------      ----------     ----------     -----------      ----------      ----------
$10,198,358      $12,028,453      $9,008,273      $4,169,314     $8,120,612     $12,903,910      $4,641,310      $8,927,339
===========      ===========      ==========      ==========     ==========     ===========      ==========      ==========


STATEMENT OF CHANGES IN NET ASSETS


                                         NATIONAL SERIES                 COLORADO SERIES                     GEORGIA SERIES
                                 -----------------------------    -------------------------------   -------------------------------
                                    YEAR ENDED SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,
                                 -----------------------------    -------------------------------   -------------------------------
                                       1998           1997             1998             1997             1998            1997
                                 --------------  -------------    --------------    -------------   ---------------  --------------
OPERATIONS:
Net investment income ........   $   4,996,585    $   5,074,538    $   2,274,183    $   2,552,660    $   2,287,170    $   2,496,948
Net realized gain (loss)
  on investments .............       1,375,240          278,366        1,217,468       (1,295,378)         355,347          117,571
Net change in unrealized
  appreciation of
  investments ................       2,557,155        3,753,003          133,704        2,352,484        1,483,755        1,648,469
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS.............       8,928,980        9,105,907        3,625,355        3,609,766        4,126,272        4,262,988
                                 -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...................      (4,774,389)      (4,906,738)      (2,263,810)      (2,542,330)      (2,185,497)      (2,406,265)
   Class D ...................        (222,196)        (167,800)         (10,373)         (10,330)        (101,673)         (90,683)
Net realized gain on
  investments:
   Class A ...................            --               --               --               --           (187,062)        (180,236)
   Class D ...................            --               --               --               --            (10,787)          (6,873)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Decrease in Net Assets from
   Distributions .............      (4,996,585)      (5,074,538)      (2,274,183)      (2,552,660)      (2,485,019)      (2,684,057)
                                 -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale
  of shares:
   Class A ...................       7,098,841        3,114,125        1,287,016        1,076,262        2,038,654        4,134,682
   Class D ...................         929,650          475,323          143,429           32,754          918,990        1,056,744
Net asset value of shares
  issued in payment
  of dividends:
   Class A ...................       2,620,048        2,676,250        1,265,360        1,383,913        1,422,482        1,593,994
   Class D ...................         171,356          108,599            7,311            6,306           87,282           74,720
Exchanged from
  associated Funds:
   Class A ...................       7,059,979        5,221,126        2,208,315        2,519,749          260,904          220,471
   Class D ...................      16,952,120       35,760,206           40,000           13,676           53,323           46,374
Net asset value of shares
  issued in payment of
  gain distributions:
   Class A ...................            --               --               --               --            145,261          140,329
   Class D ...................            --               --               --               --              9,588            6,295
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total ........................      34,831,994       47,355,629        4,951,431        5,032,660        4,936,484        7,273,609
                                 -------------    -------------    -------------    -------------    -------------    -------------
Cost of shares repurchased:
   Class A ...................      (9,998,684)     (10,801,204)      (7,569,275)      (6,020,226)      (6,905,867)      (6,985,116)
   Class D ...................        (631,664)        (585,245)         (78,801)         (45,914)        (608,241)        (749,883)
Exchanged into
  associated Funds:
   Class A ...................      (6,101,457)      (5,287,181)      (2,730,725)      (2,526,522)        (703,073)        (984,750)
   Class D ...................     (12,491,491)     (38,546,451)         (14,735)         (29,141)        (381,284)        (201,142)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total ........................     (29,223,296)     (55,220,081)     (10,393,536)      (8,621,803)      (8,598,465)      (8,920,891)
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS
  FROM CAPITAL SHARE
  TRANSACTIONS ...............       5,608,698       (7,864,452)      (5,442,105)      (3,589,143)      (3,661,981)      (1,647,282)
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS ..............       9,541,093       (3,833,083)      (4,090,933)      (2,532,037)      (2,020,728)         (68,351)

NET ASSETS:

Beginning of year ............      99,760,270      103,593,353       50,018,092       52,550,129       53,254,014       53,322,365
                                 -------------    -------------    -------------    -------------    -------------    -------------
END OF YEAR ..................   $ 109,301,363    $  99,760,270    $  45,927,159    $  50,018,092    $  51,233,286    $  53,254,014
                                 =============    =============    =============    =============    =============    =============

-------------
See Notes to Financial Statements.

                                         LOUISIANA SERIES                 MARYLAND SERIES                 MASSACHUSETTS SERIES
                                 ------------------------------   --------------------------------   -------------------------------
                                     YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                 ------------------------------  --------------------------------   -------------------------------
                                       1998            1997            1998             1997              1998           1997
                                 -------------    -------------    -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income ........   $   2,755,599    $   2,882,172    $   2,639,840    $   2,728,689    $   5,151,550    $   5,574,868
Net realized gain (loss)
  on investments .............         750,930           96,176          183,975          383,873          360,413        1,304,763
Net change in unrealized
  appreciation of
  investments ................         904,770        1,423,177        1,341,557          952,592        4,686,395        1,867,804
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS.............       4,411,299        4,401,525        4,165,372        4,065,154       10,198,358        8,747,435
                                 -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...................      (2,732,585)      (2,865,407)      (2,539,788)      (2,647,830)      (5,099,272)      (5,516,992)
   Class D ...................         (23,014)         (16,765)        (100,052)         (80,859)         (52,278)         (57,876)
Net realized gain on
  investments:
   Class A ...................         (95,055)        (753,044)        (307,098)        (281,130)      (1,288,484)      (1,068,791)
   Class D ...................            (862)          (5,217)         (11,949)         (11,087)         (14,760)         (14,031)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Decrease in Net Assets from
   Distributions .............      (2,851,516)      (3,640,433)      (2,958,887)      (3,020,906)      (6,454,794)      (6,657,690)
                                 -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale
  of shares:
   Class A ...................       1,593,079        1,489,134        3,716,423        1,434,072        2,426,260        2,431,716
   Class D ...................         275,183          135,107        1,423,657          510,347          392,038          288,117
Net asset value of shares
  issued in payment
  of dividends:
   Class A ...................       1,366,881        1,461,539        1,496,930        1,543,240        3,066,637        3,307,753
   Class D ...................          16,878            9,122           78,222           69,209           22,770           31,220
Exchanged from
  associated Funds:
   Class A ...................          29,131           21,008          294,333          613,677       10,859,223       11,842,999
   Class D ...................          45,621             --             16,794             --            116,384            8,924
Net asset value of shares
  issued in payment of
  gain distributions:
   Class A ...................          64,975          518,498          225,691          205,081          951,011          774,630
   Class D ...................             692            3,466           10,991           10,110            7,293            9,688
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total ........................       7,273,609        3,392,440        3,637,874        7,263,041        4,385,736       17,841,616
                                 -------------    -------------    -------------    -------------    -------------    -------------
Cost of shares repurchased:
   Class A ...................      (4,220,025)      (5,240,608)      (4,254,611)      (5,400,781)      (9,987,117)     (11,114,300)
   Class D ...................         (28,622)         (34,626)        (521,910)        (509,633)        (361,116)        (510,040)
Exchanged into
  associated Funds:
   Class A ...................        (266,535)         (69,802)        (282,486)        (896,334)     (11,696,486)      (9,172,465)
   Class D ...................            --               --             (3,461)         (99,960)            --             (8,905)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total ........................      (4,515,182)      (5,345,036)      (5,062,468)      (6,906,708)     (22,044,719)     (20,805,710)
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS
  FROM CAPITAL SHARE
  TRANSACTIONS ...............      (1,122,742)      (1,707,162)       2,200,573       (2,520,972)      (4,203,103)      (2,110,663)
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS ..............         437,041         (946,070)       3,407,058       (1,476,724)        (459,539)         (20,918)

NET ASSETS:

Beginning of year ............      56,707,611       57,653,681       54,611,555       56,088,279      111,255,655      111,276,573
                                 -------------    -------------    -------------    -------------    -------------    -------------
END OF YEAR ..................   $  57,144,652    $  56,707,611    $  58,018,613    $  54,611,555    $ 110,796,116    $ 111,255,655
                                 =============    =============    =============    =============    =============    =============

-------------
See Notes to Financial Statements.

                                          MICHIGAN SERIES
                                 ------------------------------
                                    YEAR ENDED SEPTEMBER 30,
                                 -----------------------------
                                     1998              1997
                                 -------------    -------------
OPERATIONS:
Net investment income ........   $   6,920,269    $   7,494,605
Net realized gain (loss)
  on investments .............       2,466,720        1,259,022
Net change in unrealized
  appreciation of
  investments ................       2,641,464        2,653,074
                                 -------------    -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS.............      12,028,453       11,406,701
                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...................      (6,853,272)      (7,427,374)
   Class D ...................         (66,997)         (67,231)
Net realized gain on
  investments:
   Class A ...................      (1,235,329)      (1,581,301)
   Class D ...................         (15,651)         (17,780)
                                 -------------    -------------
Decrease in Net Assets from
   Distributions .............      (8,171,249)      (9,093,686)
                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale
  of shares:
   Class A ...................       4,780,685        5,064,050
   Class D ...................         325,385          706,948
Net asset value of shares
  issued in payment
  of dividends:
   Class A ...................       4,190,240        4,475,470
   Class D ...................          50,303           47,279
Exchanged from
  associated Funds:
   Class A ...................       2,928,969        9,115,725
   Class D ...................         106,164          258,662
Net asset value of shares
  issued in payment of
  gain distributions:
   Class A ...................         911,174        1,180,119
   Class D ...................          14,084           13,960
                                 -------------    -------------
Total ........................      13,307,004       13,307,004
                                 -------------    -------------
Cost of shares repurchased:
   Class A ...................     (12,531,450)     (15,967,293)
   Class D ...................        (479,641)        (552,079)
Exchanged into
  associated Funds:
   Class A ...................      (3,299,610)     (10,959,291)
   Class D ...................         (66,539)        (145,528)
                                 -------------    -------------
Total ........................     (16,377,240)     (27,624,191)
                                 -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS
  FROM CAPITAL SHARE
  TRANSACTIONS ...............      (3,070,236)      (6,761,978)
                                 -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS ..............         786,968       (4,448,963)

NET ASSETS:

Beginning of year ............     145,215,349      149,664,312
                                 -------------    -------------
END OF YEAR ..................    $146,002,317    $ 145,215,349
                                 =============    =============

-------------
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 MINNESOTA SERIES               MISSOURI SERIES               NEW YORK SERIES
                                          -----------------------------  ----------------------------  -----------------------------
                                             YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                          -----------------------------  ----------------------------  -----------------------------
                                                1998          1997            1998          1997            1998         1997
                                          --------------- -------------  -------------- -------------  -------------- --------------
OPERATIONS:
Net investment income .................       $ 5,966,394   $ 6,538,641     $ 2,391,647  $ 2,583,310     $ 4,037,530  $ 4,228,630
Net realized gain on investments ......         2,326,890       757,947         792,748      389,565       2,733,067      200,181
Net change in unrealized
  appreciation of investments .........           714,989       978,768         984,919      900,350       1,350,015    3,171,620
                                             ------------  ------------     -----------  -----------     -----------  -----------
INCREASE IN NET ASSETS
  FROM OPERATIONS .....................         9,008,273     8,275,356       4,169,314    3,873,225       8,120,612    7,600,431
                                             ------------  ------------     -----------  -----------     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ............................        (5,891,605)   (6,456,679)     (2,377,089)  (2,563,601)     (3,969,021)  (4,176,066)
   Class D ............................           (74,789)      (81,962)        (14,558)     (19,709)        (68,509)     (52,564)
Net realized gain on investments:
   Class A ............................          (139,563)           --        (437,159)    (542,355)       (837,486)    (213,515)
   Class D ............................            (2,075)           --          (3,680)      (5,999)        (15,723)      (3,062)
                                             ------------  ------------     -----------  -----------     -----------  -----------

DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ......................        (6,108,032)   (6,538,641)     (2,832,486)  (3,131,664)     (4,890,739)  (4,445,207)
                                             ------------  ------------     -----------  -----------     -----------  -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ............................         3,759,777     5,444,733       1,518,510    5,524,679       3,404,935    3,917,958
   Class D ............................           583,305       135,740          79,605       39,028         541,566      431,628
Net asset value of shares issued in
  payment of dividends:
   Class A ............................         3,934,003     4,394,871       1,135,261    1,240,533       2,342,732    2,427,328
   Class D ............................            42,082        55,878          12,480       15,171          49,242       36,517
Exchanged from associated Funds:
   Class A ............................           373,852       356,606         223,404      243,591       3,247,626    4,314,919
   Class D ............................           132,637        90,000              --          100         109,289       12,295
Net asset value of shares issued in
  payment of gain distributions:
   Class A ............................           112,803            --         281,752      354,701         666,270      166,872
   Class D ............................             1,581            --           2,904        5,296          12,694        2,545
                                             ------------  ------------     -----------  -----------     -----------  -----------
Total .................................         8,940,040    10,477,828       3,253,916    7,423,099      10,374,354   11,310,062
                                             ------------  ------------     -----------  -----------     -----------  -----------
Cost of shares repurchased:
   Class A ............................       (10,246,157)  (14,412,829)     (6,778,544)  (4,255,392)     (8,149,245)  (9,574,807)
   Class D ............................          (199,128)     (503,408)       (162,241)    (114,612)       (152,914)     (68,104)
Exchanged into associated Funds:
   Class A ............................        (1,084,969)   (1,994,727)       (522,272)  (1,021,172)     (3,375,173)  (3,551,797)
   Class D ............................          (306,816)      (39,298)             --      (40,189)        (22,942)     (42,506)
                                             ------------  ------------     -----------  -----------     -----------  -----------
Total .................................       (11,837,070)  (16,950,262)     (7,463,057)  (5,431,365)    (11,700,274) (13,237,214)
                                             ------------  ------------     -----------  -----------     -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....        (2,897,030)   (6,472,434)     (4,209,141)   1,991,734      (1,325,920)  (1,927,152)
                                             ------------  ------------     -----------  -----------     -----------  -----------
INCREASE (DECREASE) IN NET ASSETS                   3,211    (4,735,719)     (2,872,313)   2,733,295       1,903,953    1,228,072
NET ASSETS:
Beginning of year .....................       123,473,299   128,209,018      53,239,726   50,506,431      85,099,630   83,871,558
                                             ------------  ------------     -----------  -----------     -----------  -----------
END OF YEAR ...........................      $123,476,510  $123,473,299     $50,367,413  $53,239,726     $87,003,583  $85,099,630
                                            =============  ============     ===========  ===========     ===========  ===========
------------------
See Notes to Financial Statements.

                                                  OHIO SERIES                  OREGON SERIES              SOUTH CAROLINA SERIES
                                         -----------------------------  ---------------------------- ------------------------------
                                           YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,
                                         -----------------------------  ---------------------------- ------------------------------
                                              1998          1997            1998         1997              1998         1997
                                          ----------------------------  ----------------------------   ----------------------------
OPERATIONS:
Net investment income .................    $ 7,551,775   $ 8,161,050     $ 2,628,729   $ 2,771,624      $ 5,074,598   $ 5,370,795
Net realized gain on investments ......      3,398,423     1,052,154         375,535       747,838        1,214,196       452,558
Net change in unrealized
  appreciation of investments .........      1,953,712     2,121,935       1,637,046     1,208,172        2,638,545     2,381,666
                                          ------------  ------------     -----------   -----------     ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS .....................     12,903,910    11,335,139       4,641,310     4,727,634        8,927,339     8,205,019
                                          ------------  ------------     -----------   -----------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ............................     (7,504,421)   (8,118,451)     (2,555,801)   (2,712,769)      (4,905,709)   (5,239,991)
   Class D ............................        (47,354)      (42,599)        (72,928)      (58,855)        (168,889)     (130,804)
Net realized gain on investments:
   Class A ............................     (2,017,799)   (1,382,343)       (700,268)     (304,704)        (905,320)   (1,667,625)
   Class D ............................        (15,589)       (8,277)        (21,792)       (8,165)         (34,538)      (42,381)
                                          ------------  ------------     -----------   -----------     ------------  ------------

DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ......................     (9,585,163)   (9,551,670)     (3,350,789)   (3,084,493)      (6,014,456)   (7,080,801)
                                          ------------  ------------     -----------   -----------     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ............................      3,716,543     3,568,969       4,579,085     2,019,494       10,736,862     4,596,375
   Class D ............................        208,265       352,330         912,518       513,511        2,250,161     1,258,114
Net asset value of shares issued in
  payment of dividends:
   Class A ............................      4,618,664     5,063,815       1,588,261     1,713,320        2,804,800     3,057,472
   Class D ............................         40,700        38,045          56,847        43,464          133,057       111,193
Exchanged from associated Funds:
   Class A ............................        404,291       858,387         120,904        59,994          452,032       385,497
   Class D ............................         70,396        15,368          47,138       105,958           52,119        29,567
Net asset value of shares issued in
  payment of gain distributions:
   Class A ............................      1,532,501     1,060,708         536,993       232,602          698,627     1,298,064
   Class D ............................         13,962         7,582          18,047         6,239           31,538        40,550
                                          ------------  ------------     -----------   -----------     ------------  ------------
Total .................................     10,605,322    10,965,204       7,859,793     4,694,582       17,159,196    10,776,832
                                          ------------  ------------     -----------   -----------     ------------  ------------
Cost of shares repurchased:
   Class A ............................    (13,102,427)  (18,663,417)     (5,263,365)   (6,926,397)     (10,837,647)  (16,191,089)
   Class D ............................       (395,804)     (216,985)       (103,120)     (525,899)        (605,605)     (432,224)
Exchanged into associated Funds:
   Class A ............................     (1,758,230)   (1,482,349)       (437,002)     (801,759)      (1,330,837)   (1,366,846)
   Class D ............................        (17,309)      (60,245)        (12,598)      (51,638)         (57,130)     (106,657)
                                          ------------  ------------     -----------   -----------     ------------  ------------
Total .................................    (15,273,770)  (20,422,996)     (5,816,085)   (8,305,693)     (12,831,219)  (18,096,816)
                                          ------------  ------------     -----------   -----------     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....     (4,668,448)   (9,457,792)      2,043,708    (3,611,111)       4,327,977    (7,319,984)
                                          ------------  ------------     -----------   -----------     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS           (1,349,701)   (7,674,323)      3,334,229    (1,967,970)       7,240,860    (6,195,766)
NET ASSETS:
Beginning of year .....................    155,579,194   163,253,517      56,917,297    58,885,267      104,681,161   110,876,927
                                          ------------  ------------     -----------   -----------     ------------  ------------
END OF YEAR ...........................   $154,229,493  $155,579,194     $60,251,526   $56,917,297     $111,922,021  $104,681,161
                                          ============  ============     ===========   ===========     ============  ============
------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers two classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC of 1% imposed on redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1998, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1998, were as follows:

   SERIES                  PURCHASES                 SALES
--------------           -------------          --------------
National                  $23,762,460            $18,323,615
Colorado                   13,277,678             18,619,022
Georgia                     1,442,325              5,205,437
Louisiana                   8,789,265             10,259,954
Maryland                    4,075,165              4,145,015
Massachusetts              14,246,324             18,932,828
Michigan                   33,205,383             36,554,371
Minnesota                  25,897,686             27,603,543
Missouri                   10,775,390             14,822,167
New York                   33,532,285             34,942,327
Ohio                       37,247,043             44,155,347
Oregon                      7,559,695              7,064,965
South Carolina             20,757,120             17,566,580

NOTES TO FINANCIAL STATEMENTS



     At September 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities was as follows:

                             TOTAL
                          UNREALIZED
   SERIES                APPRECIATION
-------------           ---------------
National                  $ 7,751,103
Colorado                    3,260,829
Georgia                     4,600,097
Louisiana                   4,268,968
Maryland                    4,423,049
Massachusetts               9,249,621
Michigan                   10,876,792
Minnesota                   7,786,100
Missouri                    3,505,479
New York                    7,020,067
Ohio                       11,194,884
Oregon                      4,354,808
South Carolina              8,521,345

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets.

    Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A shares:

                          DISTRIBUTOR               DEALER
   SERIES                 CONCESSIONS             COMMISSIONS
--------------          --------------          --------------
National                    $10,617               $ 75,401
Colorado                      5,093                 38,359
Georgia                       6,978                 52,316
Louisiana                     6,743                 50,723
Maryland                     10,969                 80,864
Massachusetts                 9,068                 65,913
Michigan                     21,176                155,700
Minnesota                    16,223                116,958
Missouri                      7,654                 52,971
New York                      7,561                 58,094
Ohio                         17,244                124,965
Oregon                       15,346                121,619
South Carolina               23,670                171,364

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1998, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                          TOTAL FEES             % OF AVERAGE
   SERIES                    PAID                 NET ASSETS
--------------           -------------          ---------------
National                     $ 87,412                .09%
Colorado                       45,621                .10
Georgia                        44,562                .09
Louisiana                      54,359                .10
Maryland                       47,718                .09
Massachusetts                 102,371                .09
Michigan                      135,906                .09
Minnesota                     115,933                .09
Missouri                       52,242                .10
New York                       74,294                .09
Ohio                          140,954                .09
Oregon                         51,836                .09
South Carolina                 98,768                .09

    Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1998, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class D shares were as follows:

   SERIES                            SERIES
--------------                    -------------
National            $56,655       Minnesota            $18,896
Colorado              2,667       Missouri               3,940
Georgia              27,815       New York              17,902
Louisiana             5,826       Ohio                  11,760
Maryland             25,679       Oregon                19,824
Massachusetts        13,706       South Carolina        44,114
Michigan             17,325

NOTES TO FINANCIAL STATEMENTS

The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year after purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1998, such charges were as follows:

   SERIES                            SERIES
-------------                     -------------
National            $ 3,560       Minnesota               $ 47
Colorado                219       Missouri                  35
Georgia              26,175       New York               1,310
Maryland                445       Ohio                   1,259
Massachusetts           267       Oregon                    40
Michigan                397       South Carolina         2,648

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1998, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                              DISTRIBUTION AND
   SERIES                 COMMISSIONS           SERVICE FEES
--------------          ---------------      -------------------
National                     $ 192                 $7,528
Colorado                     2,216                  2,599
Georgia                      1,654                    918
Louisiana                      117                  1,112
Maryland                       366                  1,572
Massachusetts                  718                  2,105
Michigan                       219                  2,822
Minnesota                    1,344                  2,335
Missouri                       405                  3,410
New York                     3,453                 13,359
Ohio                         4,159                  3,900
Oregon                          45                  1,682
South Carolina              19,615                  4,498

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   SERIES                            SERIES
-------------                     ------------
National           $128,464       Minnesota           $170,425
Colorado             63,960       Missouri              71,916
Georgia              70,106       New York              98,764
Louisiana            68,976       Ohio                 192,969
Maryland             76,286       Oregon                76,751
Massachusetts       133,887       South Carolina       137,733
Michigan            183,757

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at September 30, 1998, are included in other liabilities as follows:

  SERIES                             SERIES
------------                      -------------
National            $16,068       Minnesota            $13,782
Colorado             10,193       Missouri              10,201
Georgia               9,587       New York              13,693
Louisiana            11,049       Ohio                  13,851
Maryland             11,045       Oregon                10,045
Massachusetts        13,748       South Carolina         9,707
Michigan             13,378

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. LOSS CARRYFORWARD -- In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains on an annual basis. At September 30, 1998, the net loss carryforwards for the National and Colorado Series amounted to $1,559,215 and $115,843, respectively, which are available for offset against future taxable net gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders of the National and Colorado Series until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At September 30, 1998, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:

                                     NATIONAL SERIES          COLORADO SERIES          GEORGIA SERIES          LOUISIANA SERIES
                                ------------------------ ------------------------ ------------------------ -------------------------
                                       YEAR ENDED               YEAR ENDED               YEAR ENDED               YEAR ENDED
                                      SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,
                                ------------------------ ------------------------ ------------------------ -------------------------
                                    1998        1997         1998        1997         1998        1997         1998        1997
                                ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
Sales of shares:
  Class A .....................     873,287     401,292      171,756     146,785      248,416     513,632      191,119    181,700
  Class D .....................     114,176      61,208       19,107       4,493      111,889     133,099       32,909     16,439
Shares issued in payment
  of dividends:
  Class A .....................     321,523     343,369      168,624     188,633      173,232     200,681      163,549    179,244
  Class D .....................      21,003      13,912          974         860       10,608       9,380        2,019      1,120
Exchanged from associated Funds:
  Class A .....................     865,763     672,956      294,638     345,869       31,751      28,040        3,509      2,599
  Class D .....................   2,093,008   4,606,174        5,319       1,897        6,394       5,782        5,444         --
Shares issued in payment of
  gain distributions:
  Class A .....................          --          --           --          --       17,956      17,674        7,857     63,776
  Class D .....................          --          --           --          --        1,182         792           84        426
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Total .........................   4,288,760   6,098,911      660,418     688,537      601,428     909,080      406,490    445,304
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Shares repurchased:
  Class A .....................  (1,226,722) (1,389,619)  (1,009,933)   (821,576)    (844,100)   (881,743)    (505,091)  (642,677)
  Class D .....................     (77,574)    (75,516)     (10,459)     (6,235)     (73,925)    (94,407)      (3,426)    (4,237)
Exchanged into associated Funds:
  Class A .....................    (747,805)   (679,856)    (363,810)   (345,924)     (86,018)   (123,961)     (31,881)    (8,595)
  Class D .....................  (1,545,820) (4,948,529)      (1,959)     (4,012)     (46,291)    (25,271)          --         --
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Total .........................  (3,597,921) (7,093,520)  (1,386,161) (1,177,747)  (1,050,334) (1,125,382)    (540,398)  (655,509)
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Increase (decrease) in shares .     690,839    (994,609)    (725,743)   (489,210)    (448,906)   (216,302)    (133,908)  (210,205)
                                  =========   =========    =========    ========    =========   =========     ========  =========


                                     MARYLAND SERIES       MASSACHUSETTS SERIES        MICHIGAN SERIES         MINNESOTA SERIES
                                ------------------------ ------------------------ ------------------------ -------------------------
                                       YEAR ENDED               YEAR ENDED               YEAR ENDED               YEAR ENDED
                                      SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,
                                ------------------------ ------------------------ ------------------------ -------------------------
                                    1998        1997         1998        1997         1998        1997         1998        1997
                                ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
Sales of shares:
  Class A .....................     452,967     178,081      301,803     308,839      552,545     596,810      480,210    706,910
  Class D .....................     173,585      63,517       48,564      36,578       37,739      83,579       74,514     17,609
Shares issued in payment
  of dividends:
  Class A .....................     182,716     192,610      381,287     420,799      484,322     529,332      502,233    569,754
  Class D .....................       9,536       8,633        2,830       3,981        5,822       5,592        5,371      7,244
Exchanged from associated Funds:
  Class A .....................      35,858      77,084    1,354,117   1,523,024      339,541   1,080,365       47,797     46,568
  Class D .....................       2,043          --       14,321       1,134       12,157      30,637       16,965     11,509
Shares issued in payment of
  gain distributions:
  Class A .....................      27,829      25,571      120,229      98,428      106,820     139,825       14,480         --
  Class D .....................       1,354       1,259          923       1,232        1,653       1,654          203         --
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Total .........................     885,888     546,755    2,224,074   2,394,015    1,540,599   2,467,794    1,141,773  1,359,594
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Shares repurchased:
  Class A .....................    (519,240)   (674,114)  (1,241,182) (1,413,634)  (1,447,886) (1,886,059)  (1,308,615)(1,868,498)
  Class D .....................     (63,527)    (63,960)     (44,816)    (65,121)     (55,636)    (65,355)     (25,476)   (65,288)
Exchanged into associated Funds:
  Class A .....................     (34,518)   (112,466)  (1,454,254) (1,175,580)    (382,652) (1,297,651)    (138,742)  (258,689)
  Class D .....................        (423)    (12,507)          --      (1,133)      (7,657)    (17,125)     (38,924)    (5,099)
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Total .........................    (617,708)   (863,047)  (2,740,252) (2,655,468)  (1,893,831) (3,266,190)  (1,511,757)(2,197,574)
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Increase (decrease) in shares .     268,180     (316,292)   (516,178)   (261,453)    (353,232)   (798,396)    (369,984)  (837,980)
                                  =========   =========    =========    ========    =========   =========     ========  =========


NOTES TO FINANCIAL STATEMENTS

                                     MISSOURI SERIES         NEW YORK SERIES            OHIO SERIES              OREGON SERIES
                                ----------------------- ------------------------- ------------------------ ------------------------
                                       YEAR ENDED               YEAR ENDED               YEAR ENDED               YEAR ENDED
                                      SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,
                                ----------------------- ------------------------- ------------------------ -------------------------
                                    1998        1997         1998        1997         1998        1997         1998        1997
                                ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
Sales of shares:
  Class A ......................    192,882     722,053      409,090     486,564      453,643     441,039      578,820    262,547
  Class D ......................     10,178       5,024       64,754      52,683       25,288      43,216      115,620     66,778
Shares issued in payment
  of dividends:
  Class A ......................    144,574     161,292      280,689     300,867      563,375     626,911      201,391    222,418
  Class D ......................      1,589       1,973        5,891       4,524        4,941       4,687        7,211      5,646
Exchanged from associated Funds:
  Class A ......................     28,380      31,545      389,085     540,465       49,472     106,616       15,314      7,803
  Class D ......................         --          13       12,843       1,501        8,543       1,906        5,944     13,881
Shares issued in payment of
  gain distributions:
  Class A ......................     36,308      46,125       81,252      20,729      189,198     131,276       69,111     30,287
  Class D ......................        374         688        1,546         316        1,715         934        2,326        813
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Total ..........................    414,285     968,713    1,245,150   1,407,649    1,296,175   1,356,585      995,737    610,173
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Shares repurchased:
  Class A ......................   (861,837)   (553,544)    (974,859) (1,191,908)  (1,599,143) (2,310,439)    (666,927)  (900,692)
  Class D ......................    (20,769)    (15,067)     (18,301)     (8,476)     (48,136)    (26,589)     (13,128)   (68,686)
Exchanged into associated Funds:
  Class A ......................    (66,519)   (131,979)    (404,227)   (442,854)    (214,380)   (184,026)     (55,368)  (104,744)
  Class D ......................         --      (5,250)      (2,738)     (5,338)      (2,092)     (7,441)      (1,600)    (6,685)
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Total ..........................   (949,125)   (705,840)  (1,400,125) (1,648,576)  (1,863,751) (2,528,495)    (737,023)(1,080,807)
                                  ---------   ---------    ---------    --------    ---------   ---------     --------  ---------
Increase (decrease) in shares ..   (534,840)    262,873     (154,975)   (240,927)    (567,576) (1,171,910)     258,714   (470,634)
                                  =========   =========    =========   =========    =========   =========     ========  =========


                                     SOUTH CAROLINA
                                -------------------------
                                       YEAR ENDED
                                      SEPTEMBER 30,
                                -------------------------
                                    1998        1997
                                ------------ -----------
Sales of shares:
  Class A ......................  1,307,029     572,615
  Class D ......................    273,163     156,977
Shares issued in payment
  of dividends:
  Class A ......................    341,280     380,701
  Class D ......................     16,202      13,850
Exchanged from associated Funds:
  Class A ......................     54,738      47,863
  Class D ......................      6,370       3,643
Shares issued in payment of
  gain distributions:
  Class A ......................     86,250     161,652
  Class D ......................      3,898       5,056
                                  ---------   ---------
Total ..........................  2,088,930   1,342,357
                                  ---------   ---------
Shares repurchased:
  Class A ...................... (1,319,559) (2,018,325)
  Class D ......................    (73,888)    (53,697)
Exchanged into associated Funds:
  Class A ......................   (162,725)   (170,000)
  Class D ......................     (6,993)    (13,276)
                                  ---------   ---------
Total .......................... (1,563,165) (2,255,298)
                                  ---------   ---------
Increase (decrease) in shares ..    525,765    (912,941)
                                  =========   =========

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. Total returns for periods of less than one year are not annualized.

NATIONAL SERIES

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $8.01      $7.70       $7.58       $7.18      $8.72
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.39       0.39        0.40        0.40       0.41
Net realized and unrealized
  investment gain (loss) .........................................       0.31       0.31        0.12        0.40      (1.04)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS ..........................................       0.70       0.70        0.52        0.80      (0.63)
Dividends paid or declared .......................................      (0.39)     (0.39)      (0.40)      (0.40)     (0.41)
Distributions from net gain realized .............................         --         --          --          --      (0.50)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.31       0.31        0.12        0.40      (1.54)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $8.32      $8.01       $7.70       $7.58      $7.18
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       9.00%      9.40%       6.97%      11.48%     (7.83)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.80%      0.84%       0.80%       0.86%      0.85%
Net investment income to average net assets ......................       4.82%      5.05%       5.19%       5.46%      5.30%
Portfolio turnover ...............................................      18.00%     20.63%      33.99%      24.91%     24.86%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................    $101,909    $97,481     $98,767    $104,184   $111,374



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $8.02      $7.70       $7.57       $7.18      $8.20
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.32       0.32        0.33        0.32       0.22
Net realized and unrealized
  investment gain (loss) .........................................       0.29       0.32        0.13        0.39      (1.02)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS ..........................................       0.61       0.64        0.46        0.71      (0.80)
Dividends paid or declared .......................................      (0.32)     (0.32)      (0.33)      (0.32)     (0.22)
Distributions from net gain realized .............................         --         --          --          --         --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.29       0.32        0.13        0.39      (1.02)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $8.31      $8.02       $7.70       $7.57      $7.18
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       7.76%      8.56%       6.13%      10.17%     (9.96)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.71%      1.75%       1.67%       1.95%      1.76%+
Net investment income to average net assets ......................       3.91%      4.15%       4.27%       4.40%      4.37%+
Portfolio turnover ...............................................      18.00%     20.63%      33.99%      24.91%     24.86%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................      $7,392     $2,279      $4,826      $1,215        $446

---------------------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS



COLORADO SERIES
                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $7.42      $7.27       $7.30       $7.09      $7.76
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.36       0.37        0.37        0.38       0.37
Net realized and unrealized
  investment gain (loss) .........................................       0.22       0.15       (0.03)       0.21      (0.59)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.58       0.52        0.34        0.59      (0.22)
Dividends paid or declared .......................................      (0.36)     (0.37)      (0.37)      (0.38)     (0.37)
Distributions from net gain realized .............................         --         --          --          --      (0.08)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.22       0.15       (0.03)       0.21      (0.67)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $7.64      $7.42       $7.27       $7.30      $7.09
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       8.03%      7.30%       4.76%       8.56%     (2.92)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.90%      0.90%       0.85%       0.93%      0.86%
Net investment income to average net assets ......................       4.80%      5.01%       5.07%       5.31%      5.06%
Portfolio turnover ...............................................      28.66%      3.99%      12.39%      14.70%     10.07%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................     $45,583    $49,780     $52,295     $54,858     $58,197



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $7.42      $7.27       $7.29       $7.09      $7.72
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.29       0.30        0.31        0.30       0.20
Net realized and unrealized
  investment gain (loss) .........................................       0.21       0.15       (0.02)       0.20      (0.63)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.50       0.45        0.29        0.50      (0.43)
Dividends paid or declared .......................................      (0.29)     (0.30)      (0.31)      (0.30)     (0.20)
Distributions from net gain realized .............................         --         --          --          --         --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.21       0.15       (0.02)       0.20      (0.63)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $7.63      $7.42       $7.27       $7.29      $7.09
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       6.90%      6.34%       3.95%       7.26%     (5.73)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.80%      1.81%       1.75%       2.02%      1.78%+
Net investment income to average net assets ......................       3.90%      4.10%       4.17%       4.23%      4.05%+
Portfolio turnover ...............................................      28.66%      3.99%      12.39%      14.70%     10.07%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................        $344       $238        $255        $193        $96

------------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


GEORGIA SERIES

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $8.12      $7.87       $7.81       $7.48      $8.43
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.38       0.38        0.39        0.39       0.41
Net realized and unrealized investment
  gain (loss) ....................................................       0.29       0.28        0.11        0.43      (0.86)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.67       0.66        0.50        0.82      (0.45)
Dividends paid or declared .......................................      (0.38)     (0.38)      (0.39)      (0.39)     (0.41)
Distributions from net gain realized .............................      (0.03)     (0.03)      (0.05)      (0.10)     (0.09)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.26       0.25        0.06        0.33      (0.95)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $8.38      $8.12       $7.87       $7.81      $7.48
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       8.44%      8.65%       6.56%      11.66%     (5.52)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.89%      0.89%       0.83%       0.91%      0.73%
Net investment income to average net assets ......................       4.57%      4.82%       4.94%       5.26%      5.21%
Portfolio turnover ...............................................       2.92%     12.28%      16.24%       3.36%     19.34%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................     $48,424    $50,614     $50,995     $57,678    $61,466
Without management fee waiver:*
  Net investment income per share ................................                                          $0.39      $0.40
  Ratios:
  Expenses to average net assets .................................                                          0.96%      0.93%
  Net investment income to average net assets ....................                                          5.21%      5.01%



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $8.13      $7.88       $7.82       $7.49      $8.33
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.30       0.31        0.32        0.32       0.22
Net realized and unrealized
  investment gain (loss) .........................................       0.30       0.28        0.11        0.43      (0.84)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.60       0.59        0.43        0.75      (0.62)
Dividends paid or declared .......................................      (0.30)     (0.31)      (0.32)      (0.32)     (0.22)
Distributions from net gain realized .............................      (0.03)     (0.03)      (0.05)      (0.10)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.27       0.25        0.06        0.33      (0.84)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $8.40      $8.13       $7.88       $7.82      $7.49
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       7.59%      7.67%       5.60%      10.58%     (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.80%      1.79%       1.73%       1.90%      1.76%+
Net investment income to average net assets ......................       3.66%      3.92%       4.03%       4.28%      4.28%+
Portfolio turnover ...............................................       2.92%     12.28%      16.24%       3.36%     19.34%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................      $2,809     $2,640      $2,327      $2,079       $849
Without management fee waiver:*
  Net investment income per share ................................                                          $0.31      $0.21
  Ratios:
  Expenses to average net assets .................................                                          1.95%      1.90%+
  Net investment income to average net assets ....................                                          4.23%      4.15%+

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


LOUISIANA SERIES

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $8.28      $8.16       $8.14       $7.94      $8.79
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.41       0.41        0.42        0.43       0.44
Net realized and unrealized
  investment gain (loss) .........................................       0.24       0.23        0.08        0.34      (0.77)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.65       0.64        0.50        0.77      (0.33)
Dividends paid or declared .......................................      (0.41)     (0.41)      (0.42)      (0.43)     (0.44)
Distributions from net gain realized .............................      (0.01)     (0.11)      (0.06)      (0.14)     (0.08)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.23       0.12        0.02        0.20      (0.85)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $8.51      $8.28       $8.16       $8.14      $7.94
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       8.08%      8.17%       6.32%      10.30%     (3.83)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.88%      0.86%       0.82%       0.89%      0.87%
Net investment income to average net assets ......................       4.86%      5.08%       5.15%       5.44%      5.31%
Portfolio turnover ...............................................      15.72%     16.08%      10.08%       4.82%     17.16%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................     $56,308    $56,199     $57,264     $61,988    $61,441



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $8.27      $8.16       $8.14       $7.94      $8.73
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.33       0.34        0.35        0.35       0.24
Net realized and unrealized
  investment gain (loss) .........................................       0.24       0.22        0.08        0.34      (0.79)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.57       0.56        0.43        0.69      (0.55)
Dividends paid or declared .......................................      (0.33)     (0.34)      (0.35)      (0.35)     (0.24)
Distributions from net gain realized .............................      (0.01)     (0.11)      (0.06)      (0.14)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.23       0.11        0.02        0.20      (0.79)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $8.50      $8.27       $8.16       $8.14      $7.94
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       7.11%      7.07%       5.37%       9.17%     (6.45)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.78%      1.76%       1.72%       1.91%      1.78%+
Net investment income to average net assets ......................       3.96%      4.18%       4.25%       4.41%      4.33%+
Portfolio turnover ...............................................      15.72%     16.08%      10.08%       4.82%     17.16%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................        $837       $509        $389        $465       $704

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


MARYLAND SERIES

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $8.14      $7.99       $7.96       $7.71      $8.64
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.40       0.40        0.40        0.41       0.42
Net realized and unrealized
  investment gain (loss) .........................................       0.23       0.19        0.06        0.38      (0.76)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.63       0.59        0.46        0.79      (0.34)
Dividends paid or declared .......................................      (0.40)     (0.40)      (0.40)      (0.41)     (0.42)
Distributions from net gain realized .............................      (0.05)     (0.04)      (0.03)      (0.13)     (0.17)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.18       0.15        0.03        0.25      (0.93)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $8.32      $8.14       $7.99       $7.96      $7.71
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       7.89%      7.64%       6.00%      10.90%     (4.08)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.89%      0.90%       0.84%       0.96%      0.92%
Net investment income to average net assets ......................       4.82%      4.99%       5.05%       5.31%      5.17%
Portfolio turnover ...............................................       7.59%     14.79%       5.56%       3.63%     17.68%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................     $54,891    $52,549     $54,041     $56,290    $57,263



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $8.15      $7.99       $7.97       $7.72      $8.46
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.32       0.33        0.33        0.33       0.23
Net realized and unrealized
  investment gain (loss) .........................................       0.23       0.20        0.05        0.38      (0.74)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.55       0.53        0.38        0.71      (0.51)
Dividends paid or declared .......................................      (0.32)     (0.33)      (0.33)      (0.33)     (0.23)
Distributions from net gain realized .............................      (0.05)     (0.04)      (0.03)      (0.13)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.18       0.16        0.02        0.25      (0.74)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $8.33      $8.15       $7.99       $7.97      $7.72
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       6.91%      6.80%       4.91%       9.75%     (6.21)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.80%      1.81%       1.72%       2.02%      1.80%+
Net investment income to average net assets ......................       3.91%      4.08%       4.14%       4.27%      4.26%+
Portfolio turnover ...............................................       7.59%     14.79%       5.56%       3.63%     17.68%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................      $3,128     $2,063      $2,047        $630       $424

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


MASSACHUSETTS SERIES

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $7.99      $7.85       $7.91       $7.66      $8.54
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.38       0.40        0.41        0.42       0.44
Net realized and unrealized
  investment gain (loss) .........................................       0.37       0.22        0.05        0.28      (0.67)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.75       0.62        0.46        0.70      (0.23)
Dividends paid or declared .......................................      (0.38)     (0.40)      (0.41)      (0.42)     (0.44)
Distributions from net gain realized .............................      (0.09)     (0.08)      (0.11)      (0.03)     (0.21)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.28       0.14       (0.06)       0.25      (0.88)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $8.27      $7.99       $7.85       $7.91      $7.66
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       9.80%      8.11%       5.97%       9.58%     (2.94)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.80%      0.84%       0.80%       0.86%      0.85%
Net investment income to average net assets ......................       4.72%      5.06%       5.24%       5.51%      5.46%
Portfolio turnover ...............................................      13.41%     29.26%      26.30%      16.68%     12.44%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................    $109,328   $110,011    $109,872    $115,711   $120,149



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $7.99      $7.84       $7.90       $7.66      $8.33
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.31       0.33        0.34        0.34       0.24
Net realized and unrealized
  investment gain (loss) .........................................       0.36       0.23        0.05        0.27      (0.67)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.67       0.56        0.39        0.61      (0.43)
Dividends paid or declared .......................................      (0.31)     (0.33)      (0.34)      (0.34)     (0.24)
Distributions from net gain realized .............................      (0.09)     (0.08)      (0.11)      (0.03)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.27       0.15       (0.06)       0.24      (0.67)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $8.26      $7.99       $7.84       $7.90      $7.66
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       8.68%      7.29%       5.01%       8.33%     (5.34)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.71%      1.74%       1.70%       1.95%      1.78%+
Net investment income to average net assets ......................       3.81%      4.16%       4.32%       4.47%      4.52%+
Portfolio turnover ...............................................      13.41%     29.26%      26.30%      16.68%     12.44%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................      $1,468     $1,245      $1,405        $809     $1,099

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


MICHIGAN SERIES

                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $8.60      $8.46       $8.54       $8.28      $9.08
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.41       0.43        0.45        0.46       0.46
Net realized and unrealized
  investment gain (loss) .........................................       0.30       0.23        0.06        0.30      (0.71)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.71       0.66        0.51        0.76      (0.25)
Dividends paid or declared .......................................      (0.41)     (0.43)      (0.45)      (0.46)     (0.46)
Distributions from net gain realized .............................      (0.07)     (0.09)      (0.14)      (0.04)     (0.09)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.23       0.14       (0.08)       0.26      (0.80)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $8.83      $8.60       $8.46       $8.54      $8.28
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       8.63%      8.16%       6.16%       9.56%     (2.90)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.79%      0.81%       0.78%       0.87%      0.84%
Net investment income to average net assets ......................       4.78%      5.13%       5.29%       5.50%      5.32%
Portfolio turnover ...............................................      23.60%     10.98%      19.62%      20.48%     10.06%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................    $144,161   $143,370    $148,178    $151,589   $151,095



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $8.59      $8.45       $8.54       $8.28      $9.01
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.33       0.36        0.37        0.37       0.25
Net realized and unrealized
  investment gain (loss) .........................................       0.30       0.23        0.05        0.30      (0.73)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.63       0.59        0.42        0.67      (0.48)
Dividends paid or declared .......................................      (0.33)     (0.36)      (0.37)      (0.37)     (0.25)
Distributions from net gain realized .............................      (0.07)     (0.09)      (0.14)      (0.04)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.23       0.14       (0.09)       0.26      (0.73)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $8.82      $8.59       $8.45       $8.54      $8.28
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       7.66%      7.19%       5.09%       8.36%     (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.70%      1.71%       1.68%       2.01%      1.75%+
Net investment income to average net assets ......................       3.87%      4.23%       4.39%       4.40%      4.40%+
Portfolio turnover ...............................................      23.60%     10.98%      19.62%      20.48%     10.06%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................      $1,841     $1,845      $1,486      $1,172       $671

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


MINNESOTA SERIES


                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............................      $7.79      $7.68       $7.82       $7.72      $8.28
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.38       0.40        0.42        0.45       0.45
Net realized and unrealized
  investment gain (loss) .........................................       0.20       0.11       (0.12)       0.11      (0.44)
                                                                        -----      -----       -----       -----      -----
INCREASE FROM INVESTMENT
  OPERATIONS .....................................................       0.58       0.51        0.30        0.56       0.01
Dividends paid or declared .......................................      (0.38)     (0.40)      (0.42)      (0.45)     (0.45)
Distributions from net gain realized .............................      (0.01)        --       (0.02)      (0.01)     (0.12)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.19       0.11       (0.14)       0.10      (0.56)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR .....................................      $7.98      $7.79       $7.68       $7.82      $7.72
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       7.68%      6.85%       3.99%       7.61%      0.12%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       0.81%      0.85%       0.81%       0.87%      0.85%
Net investment income to average net assets ......................       4.87%      5.21%       5.47%       5.89%      5.70%
Portfolio turnover ...............................................      21.86%      6.88%      26.89%       5.57%      3.30%
NET ASSETS, END OF YEAR
(000s omitted) ...................................................    $121,374   $121,674    $126,173    $132,716   $134,990


                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $7.79      $7.68       $7.82       $7.73      $8.22
                                                                        -----      -----       -----       -----      -----
Net investment income ............................................       0.31       0.33        0.35        0.38       0.25
Net realized and unrealized
  investment gain (loss) .........................................       0.20       0.11       (0.12)       0.10      (0.49)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .....................................................       0.51       0.44        0.23        0.48      (0.24)
Dividends paid or declared .......................................      (0.31)     (0.33)      (0.35)      (0.38)     (0.25)
Distributions from net gain realized .............................      (0.01)        --       (0.02)      (0.01)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................       0.19       0.11       (0.14)       0.09      (0.49)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD ...................................      $7.98      $7.79       $7.68       $7.82      $7.73
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................       6.71%      5.89%       3.06%       6.45%     (3.08)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................       1.72%      1.75%       1.71%       1.85%      1.74%+
Net investment income to average net assets ......................       3.96%      4.31%       4.57%       4.92%      4.68%+
Portfolio turnover ...............................................      21.86%      6.88%      26.89%       5.57%      3.30%++
NET ASSETS, END OF PERIOD
(000s omitted) ...................................................      $2,103     $1,799      $2,036      $2,237     $1,649

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


MISSOURI SERIES


                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .............................        $7.82      $7.71       $7.70       $7.41      $8.31
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.36       0.38        0.39        0.40       0.40
Net realized and unrealized
  investment gain (loss) .......................................         0.28       0.19        0.08        0.36      (0.79)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.64       0.57        0.47        0.76      (0.39)
Dividends paid or declared .....................................        (0.36)     (0.38)      (0.39)      (0.40)     (0.40)
Distributions from net gain realized ...........................        (0.07)     (0.08)      (0.07)      (0.07)     (0.11)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.21       0.11        0.01        0.29      (0.90)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ...................................        $8.03      $7.82       $7.71       $7.70      $7.41
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         8.41%      7.70%       6.27%      10.67%     (4.85)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         0.89%      0.89%       0.86%       0.88%      0.74%
Net investment income to average net assets ....................         4.59%      4.93%       5.03%       5.31%      5.18%
Portfolio turnover .............................................        21.26%      6.47%       8.04%       3.88%     14.33%
NET ASSETS, END OF YEAR
(000s omitted) .................................................       $49,949    $52,766     $49,941     $51,169    $52,621
Without management fee waiver:*
  Net investment income per share ..............................                                            $0.39      $0.39
  Ratios:
  Expenses to average net assets ...............................                                            0.93%      0.88%
  Net investment income to average net assets ..................                                            5.26%      5.04%


                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................        $7.82      $7.72       $7.70       $7.41      $8.20
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.29       0.31        0.32        0.32       0.22
Net realized and unrealized
  investment gain (loss) .......................................         0.28       0.18        0.09        0.36      (0.79)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.57       0.49        0.41        0.68      (0.57)
Dividends paid or declared .....................................        (0.29)     (0.31)      (0.32)      (0.32)     (0.22)
Distributions from net gain realized ...........................        (0.07)     (0.08)      (0.07)      (0.07)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.21       0.10        0.02        0.29      (0.79)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .................................        $8.03      $7.82       $7.72       $7.70      $7.41
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         7.45%      6.60%       5.46%       9.49%     (7.16)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         1.79%      1.80%       1.76%       1.98%      1.70%+
Net investment income to average net assets ....................         3.69%      4.02%       4.13%       4.23%      4.27%+
Portfolio turnover .............................................        21.26%      6.47%       8.04%       3.88%     14.33%++
NET ASSETS, END OF PERIOD
(000s omitted) .................................................          $418       $474        $565        $515       $350
Without management fee waiver:*
  Net investment income per share ..............................                                            $0.32      $0.22
  Ratios:
  Expenses to average net assets ...............................                                            2.03%      1.80%+
  Net investment income to average net assets ..................                                            4.18%      4.17%+

----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS

NEW YORK SERIES


                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .............................        $8.28      $7.98       $7.86       $7.67      $8.75
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.40       0.41        0.42        0.42       0.43
Net realized and unrealized
  investment gain (loss) .......................................         0.40       0.32        0.12        0.36      (0.88)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.80       0.73        0.54        0.78      (0.45)
Dividends paid or declared .....................................        (0.40)     (0.41)      (0.42)      (0.42)     (0.43)
Distributions from net gain realized ...........................        (0.08)     (0.02)         --       (0.17)     (0.20)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.32       0.30        0.12        0.19      (1.08)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ...................................        $8.60      $8.28       $7.98       $7.86      $7.67
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................        10.02%      9.45%       6.97%      10.93%     (5.37)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         0.81%      0.82%       0.77%       0.88%      0.87%
Net investment income to average net assets ....................         4.74%      5.09%       5.24%       5.52%      5.31%
Portfolio turnover .............................................        39.85%     23.83%      25.88%      34.05%     28.19%
NET ASSETS, END OF YEAR
(000s omitted) .................................................       $84,822    $83,528     $82,719     $83,980    $90,914


                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................        $8.29      $7.98       $7.87       $7.67      $8.55
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.32       0.34        0.34        0.34       0.23
Net realized and unrealized
  investment gain (loss) .......................................         0.39       0.33        0.11        0.37      (0.88)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.71       0.67        0.45        0.71      (0.65)
Dividends paid or declared .....................................        (0.32)     (0.34)      (0.34)      (0.34)     (0.23)
Distributions from net gain realized ...........................        (0.08)     (0.02)         --       (0.17)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.31       0.31        0.11        0.20      (0.88)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .................................        $8.60      $8.29       $7.98       $7.87      $7.67
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         8.88%      8.60%       5.86%       9.87%     (7.73)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         1.72%      1.73%       1.68%       1.96%      1.81%+
Net investment income to average net assets ....................         3.83%      4.18%       4.33%       4.42%      4.39%+
Portfolio turnover .............................................        39.85%     23.83%      25.88%      34.05%     28.19%++
NET ASSETS, END OF PERIOD
(000s omitted) .................................................        $2,182     $1,572      $1,152        $885       $476

                                       60
----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS

OHIO SERIES


                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .............................        $8.19      $8.09       $8.11       $7.90      $8.77
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.40       0.42        0.43        0.44       0.44
Net realized and unrealized
  investment gain (loss) .......................................         0.29       0.17        0.02        0.28      (0.70)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.69       0.59        0.45        0.72      (0.26)
Dividends paid or declared .....................................        (0.40)     (0.42)      (0.43)      (0.44)     (0.44)
Distributions from net gain realized ...........................        (0.11)     (0.07)      (0.04)      (0.07)     (0.17)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.18       0.10       (0.02)       0.21      (0.87)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ...................................        $8.37      $8.19       $8.09       $8.11      $7.90
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         8.77%      7.54%       5.68%       9.59%     (3.08)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         0.78%      0.81%       0.77%       0.84%      0.84%
Net investment income to average net assets ....................         4.92%      5.19%       5.32%       5.56%      5.34%
Portfolio turnover .............................................        24.74%     11.76%      12.90%       2.96%      9.37%
NET ASSETS, END OF YEAR
(000s omitted) .................................................      $153,126   $154,419    $162,243    $170,191   $171,469



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................        $8.23      $8.13       $8.15       $7.92      $8.61
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.33       0.35        0.36        0.36       0.24
Net realized and unrealized
  investment gain (loss) .......................................         0.29       0.17        0.02        0.30      (0.69)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.62       0.52        0.38        0.66      (0.45)
Dividends paid or declared .....................................        (0.33)     (0.35)      (0.36)      (0.36)     (0.24)
Distributions from net gain realized ...........................        (0.11)     (0.07)      (0.04)      (0.07)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.18       0.10       (0.02)       0.23      (0.69)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .................................        $8.41      $8.23       $8.13       $8.15      $7.92
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         7.78%      6.57%       4.74%       8.67%     (5.36)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         1.69%      1.71%       1.67%       1.93%      1.78%+
Net investment income to average net assets ....................         4.01%      4.29%       4.42%       4.48%      4.41%+
Portfolio turnover .............................................        24.74%     11.76%      12.90%       2.96%      9.37%++
NET ASSETS, END OF PERIOD
(000s omitted) .................................................        $1,103     $1,160      $1,011        $660       $324

                                       61
----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


OREGON SERIES


                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .............................        $7.87      $7.65       $7.66       $7.43      $8.08
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.36       0.38        0.40        0.40       0.40
Net realized and unrealized
  investment gain (loss) .......................................         0.28       0.26          --        0.25      (0.59)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.64       0.64        0.40        0.65      (0.19)
Dividends paid or declared .....................................        (0.36)     (0.38)      (0.40)      (0.40)     (0.40)
Distributions from net gain realized ...........................        (0.10)     (0.04)      (0.01)      (0.02)     (0.06)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.18       0.22       (0.01)       0.23      (0.65)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ...................................        $8.05      $7.87       $7.65       $7.66      $7.43
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         8.48%      8.60%       5.27%       9.05%     (2.38)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         0.88%      0.90%       0.86%       0.86%      0.78%
Net investment income to average net assets ....................         4.60%      4.88%       5.18%       5.40%      5.20%
Portfolio turnover .............................................        12.62%     19.46%      28.65%       2.47%      9.43%
NET ASSETS, END OF YEAR
(000s omitted) .................................................       $57,601    $55,239     $57,345     $59,549    $59,884
Without management fee waiver:*
  Net investment income per share                                                                           $0.40      $0.39
  Ratios:
  Expenses to average net assets                                                                            0.91%      0.89%
  Net investment income to average net assets                                                               5.35%      5.09%



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................        $7.87      $7.64       $7.65       $7.43      $8.02
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.29       0.31        0.33        0.33       0.22
Net realized and unrealized
  investment gain (loss) .......................................         0.27       0.27          --        0.24      (0.59)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.56       0.58        0.33        0.57      (0.37)
Dividends paid or declared .....................................        (0.29)     (0.31)      (0.33)      (0.33)     (0.22)
Distributions from net gain realized ...........................        (0.10)     (0.04)      (0.01)      (0.02)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.17       0.23       (0.01)       0.22      (0.59)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .................................        $8.04      $7.87       $7.64       $7.65      $7.43
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         7.37%      7.77%       4.33%       7.86%     (4.76)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         1.79%      1.80%       1.76%       1.83%      1.72%+
Net investment income to average net assets ....................         3.69%      3.98%       4.28%       4.41%      4.32%+
Portfolio turnover .............................................        12.62%     19.46%      28.65%       2.47%      9.43%++
NET ASSETS, END OF PERIOD
(000s omitted) .................................................        $2,650     $1,678      $1,540      $1,495       $843
Without management fee waiver:*
  Net investment income per share                                                                           $0.33      $0.22
  Ratios:
  Expenses to average net assets                                                                            1.88%      1.82%+
  Net investment income to average net assets                                                               4.36%      4.22%+

                                       62
----------
See footnotes on page 63.

FINANCIAL HIGHLIGHTS


SOUTH CAROLINA SERIES


                                                                                              CLASS A
                                                                        ---------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
                                                                        1998       1997        1996        1995       1994
                                                                        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .............................        $8.16      $8.07       $7.97       $7.61      $8.52
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.39       0.40        0.41        0.41       0.41
Net realized and unrealized
  investment gain (loss) .......................................         0.29       0.22        0.12        0.37      (0.79)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.68       0.62        0.53        0.78      (0.38)
Dividends paid or declared .....................................        (0.39)     (0.40)      (0.41)      (0.41)     (0.41)
Distributions from net gain realized ...........................        (0.07)     (0.13)      (0.02)      (0.01)     (0.12)
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.22       0.09        0.10        0.36      (0.91)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ...................................        $8.38      $8.16       $8.07       $7.97      $7.61
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         8.66%      7.99%       6.82%      10.69%     (4.61)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         0.80%      0.84%       0.80%       0.88%      0.83%
Net investment income to average net assets ....................         4.74%      5.04%       5.15%       5.38%      5.12%
Portfolio turnover .............................................        16.63%        --       20.66%       4.13%      1.81%
NET ASSETS, END OF YEAR
(000s omitted) .................................................      $106,328   $101,018    $108,163    $112,421   $115,133



                                                                                              CLASS D
                                                                        ----------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,              2/1/94**
                                                                        -----------------------------------------      TO
                                                                        1998       1997        1996        1995      9/30/94
                                                                        -----      -----       -----       -----     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................        $8.16      $8.06       $7.97       $7.61      $8.42
                                                                        -----      -----       -----       -----      -----
Net investment income ..........................................         0.31       0.33        0.34        0.34       0.22
Net realized and unrealized
  investment gain (loss) .......................................         0.29       0.23        0.11        0.37      (0.81)
                                                                        -----      -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...................................................         0.60       0.56        0.45        0.71      (0.59)
Dividends paid or declared .....................................        (0.31)     (0.33)      (0.34)      (0.34)     (0.22)
Distributions from net gain realized ...........................        (0.07)     (0.13)      (0.02)      (0.01)        --
                                                                        -----      -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................         0.22       0.10        0.09        0.36      (0.81)
                                                                        -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .................................        $8.38      $8.16       $8.06       $7.97      $7.61
                                                                        =====      =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .........................         7.68%      7.15%       5.73%       9.63%     (7.14)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................         1.71%      1.75%       1.70%       1.85%      1.74%+
Net investment income to average net assets ....................         3.83%      4.13%       4.25%       4.40%      4.29%+
Portfolio turnover .............................................        16.63%        --       20.66%       4.13%      1.81%++
NET ASSETS, END OF PERIOD
(000s omitted) .................................................        $5,594     $3,663      $2,714      $1,704     $1,478

----------
 * During the periods stated, the Manager, at its discretion, waived portions of its fees for the Georgia, Missouri, and Oregon Series.
** Commencement of offering of Class D shares.
 + Annualized.
++ For the year ended September 30, 1994.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series of Seligman Municipal Fund Series, Inc. as of September 30, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Municipal Fund Series, Inc. as of September 30, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.
/S/ DELOITTE & TOUCHE LLP
New York, New York
October 30, 1998

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Corporation

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
   Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                              J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1865

                      100 PARK AVENUE, NEW YORK, NY 10017

TEA2 9/98                                      [LOGO] PRINTED ON RECYCLED PAPER

PART C. OTHER INFORMATION

Item 23. Exhibits

     All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.


(a)     *Articles Supplementary dated May 24, 1999.

(a)(1)  Amended  and  Restated   Articles  of   Incorporation   of   Registrant.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(b) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(c) Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(e)     *Addendum  to  Sales/Bank  Agreement.   (Incorporated  by  reference  to
        Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(1) *Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)


(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3)  Sales   Agreement   between   Dealers  and   Seligman   Advisors,   Inc.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1)  Deferred  Compensation  Plan for  Directors of Seligman  Municipal  Fund
        Series.   (Incorporated  by  reference  to  Registrant's  Post-Effective
        Amendment No. 34 filed on January 29, 1999.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)     Not applicable.


(i)     *Opinion and Consent of Counsel in respect of Class C shares.


(i)(1)  Opinion  and  Consent  of  Counsel.   (Incorporated   by   reference  to
        Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(j)     *Consent of Independent Auditors.

(j)(1)  *Consent of Colorado Counsel.

(j)(2)  *Consent of Georgia Counsel.

(j)(3)  *Consent of Louisiana Counsel.

(j)(4)  *Consent of Maryland Counsel.

(j)(5)  *Consent of Massachusetts Counsel.

(j)(6)  *Consent of Michigan Counsel.

(j)(7)  *Opinion and Consent of Minnesota Counsel.

(j)(8)  *Consent of Missouri Counsel.

(j)(9)  *Consent of New York Counsel.

(j)(10) *Consent of Ohio Counsel.

(j)(11) *Consent of Oregon Counsel.

(j)(12) *Consent of South Carolina Counsel.


(k)     Not applicable.


(l)     *Form of Purchase Agreement for Initial Capital for Class C shares.


(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(m) *Amended Administration, Shareholder Services and Distribution Plan of Registrant.

(m)(1) *Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(n)     *Financial Data Schedules.

(o) *Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940.


Other  Exhibits:  Powers of Attorney. (Incorporated by reference to Registrant's
                  Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.    Persons  Controlled  by or Under Common  Control  with  Registrant -
            None.

Item 25. Indemnification - Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to eighteenassociated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) on March 31, 1999.

Item 27.  Principal Underwriters

          (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund, Inc.
          Seligman Income Fund, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Value Fund Series, Inc.

     (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21.


                                                 Seligman Advisors, Inc.
                                                  As of April 30, 1999


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
 Business Address                             with Underwriter                            with Registrant
------------------                            ---------------------                       ---------------------
William C. Morris*                            Director                                    Chairman of the Board and Chief
                                                                                          Executive Officer
Brian T. Zino*                                Director                                    President and Director
Ronald T. Schroeder*                          Director                                    None
Fred E. Brown*                                Director                                    Director Emeritus
William H. Hazen*                             Director                                    None
Thomas G. Moles*                              Director                                    None
David F. Stein*                               Director                                    None
Stephen J. Hodgdon*                           President and Director                      None
Charles W. Kadlec*                            Chief Investment Strategist                 None
Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President
Edward F. Lynch*                              Senior Vice President, National             None
                                              Sales Director
James R. Besher                               Senior Vice President, Division             None
14000 Margaux Lane                            Sales Director
Town & Country, MO  63017
Gerald I. Cetrulo, III                        Senior Vice President, Sales                None
140 West Parkway
Pompton Plains, NJ  07444

Matthew A. Digan*                             Senior Vice President,                      None
                                              Domestic Funds

Jonathan G. Evans                             Senior Vice President, Sales                None
222 Fairmont Way
Ft. Lauderdale, FL  33326
Robert T. Hausler*                            Senior Vice President, International        None
                                              Funds
T. Wayne Knowles                              Senior Vice President,                      None
104 Morninghills Court                        Division Sales Director
Cary, NC  27511
Joseph Lam                                    Senior Vice President, Regional             None
Seligman International Inc.                   Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong
Bradley W. Larson                             Senior Vice President, Sales                None
367 Bryan Drive
Alamo, CA  94526

Michelle L. McCann-Rappa*                     Senior Vice President,                      None
                                              Retirement Plans

Scott H. Novak*                               Senior Vice President, Insurance            None
Richard M. Potocki                            Senior Vice President, Regional             None
Seligman International UK Limited             Director, Europe and the Middle East
Berkeley Square House 2nd Floor
Berkeley Square
London, United Kingdom W1X 6EA

     (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21.


                                                 Seligman Advisors, Inc.
                                                  As of April 30, 1999

        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
 Business Address                             with Underwriter                            with Registrant
------------------                            ---------------------                       ---------------------
Bruce M. Tuckey                               Senior Vice President, Sales                None
41644 Chathman Drive
Novi, MI  48375
Andrew S. Veasey                              Senior Vice President, Sales                None
14 Woodside Drive
Rumson, NJ  07760
Charles L. von Breitenbach, II*               Senior Vice President,                      None
                                              Managed Money

J. Brereton Young*                            Senior Vice President, Director             None
                                              of Sales Development
Jeffrey S. Dean*                              Vice President, Business Analysis           None
Mason S. Flinn                                Vice President, Regional Retirement         None
159 Varennes                                  Plans Manager
San Francisco, CA  94133
Marsha E. Jacoby*                             Vice President, Offshore Business           None
                                              Manager
William W. Johnson*                           Vice President, Order Desk                  None
Joan M. O'Connell                             Vice President, Regional Retirement         None
3707 Fifth Avenue #136                        Plans Manager
San Diego, CA  92103
Ronald W. Pond*                               Vice President, Portfolio Advisor           None
Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                              Plans Manager
Tracy A. Salomon*                             Vice President, Retirement Marketing        None
Helen Simon*                                  Vice President, Sales Administration        None
Gary A. Terpening*                            Vice President, Director of Business        None
                                              Development
Charles E. Wenzel                             Vice President, Regional Retirement         None
703 Greenwood Road                            Plans Manager
Wilmington, DE  19807
Jeff Botwinick                                Regional Vice President                     None
11508 Foster Road
Overland Park, KS  66210
Kevin Casey                                   Regional Vice President                     None
19 Bayview Avenue
Babylon, NY  11702
Richard B. Callaghan                          Regional Vice President                     None
7821 Dakota Lane
Orland Park, IL  60462
Bradford C. Davis                             Regional Vice President                     None
241 110th Avenue SE
Bellevue, WA  98004
Christopher J. Derry                          Regional Vice President                     None
2380 Mt. Lebanon Church Road
Alvaton, KY  42122

     (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21.


                                                 Seligman Advisors, Inc.
                                                  As of April 30, 1999

        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
 Business Address                             with Underwriter                            with Registrant
------------------                            ---------------------                       ---------------------
Kenneth Dougherty                             Regional Vice President                     None
8640 Finlarig Drive
Dublin, OH  43017
Kelli A. Wirth Dumser                         Regional Vice President                     None
7121 Jardiniere Court
Charlotte, NC  28226
Edward S. Finocchiaro                         Regional Vice President                     None
120 Screenhouse Lane
Duxbury, MA  02332
Michael C. Forgea                             Regional Vice President                     None
32 W. Anapamu Street # 186
Santa Barbara, CA  93101
Carla A. Goehring                             Regional Vice President                     None
11426 Long Pine
Houston, TX  77077

Cathy Des Jardins                             Regional Vice President                     None
PMB 152
1705 14th Street
Boulder, CO  80302

Michael K. Lewallen                           Regional Vice President                     None
908 Tulip Poplar Lane
Birmingham, AL  35244
Judith L. Lyon                                Regional Vice President                     None
7105 Harbour Landing
Alpharetta, GA  30005
Tim O'Connell                                 Regional Vice President                     None
11908 Acacia Glen Court
San Diego, CA  92128
George M. Palmer, Jr.                         Regional Vice President                     None
1805 Richardson Place
Tampa, FL  33606
Thomas Parnell                                Regional Vice President                     None
1575 Edgecomb Road
St. Paul, MN  55116
Craig Prichard                                Regional Vice President                     None
300 Spyglass Drive
Fairlawn, OH  44333
Nicholas Roberts                              Regional Vice President                     None
200 Broad Street, Apt. 2225
Stamford, CT  06901
Diane H. Snowden                              Regional Vice President                     None
11 Thackery Lane
Cherry Hill, NJ  08003


Eugene P. Sullivan                            Regional Vice President                     None
4858 Battery Lane                             Bethesda, MD  21814


     (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21.


                                                 Seligman Advisors, Inc.
                                                  As of April 30, 1999


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
 Business Address                             with Underwriter                            with Registrant
------------------                            ---------------------                       ---------------------
James Taylor                                  Regional Vice President                     None
1145 Kenilworth Circle
Naperville, IL  60540
Steve Wilson                                  Regional Vice President                     None
83 Kaydeross Park Road
Saratoga Springs, NY  12866
Frank J. Nasta*                               Secretary                                   Secretary
Aurelia Lacsamana*                            Treasurer                                   None
Gail S. Cushing*                              Assistant Vice President, National          None
                                              Accounts Manager
Sandra G. Floris*                             Assistant Vice President, Order Desk        None
Keith Landry*                                 Assistant Vice President, Order Desk        None
Albert A. Pisano*                             Assistant Vice President and                None
                                              Compliance Officer
Joyce Peress*                                 Assistant Secretary                         Assistant Secretary


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c) Not Applicable.

Item 28.  Location of Accounts and Records -  Custodian:    Investors Fiduciary Trust Company
                                                            801 Pennsylvania
                                                            Kansas City, MO  64105 and
                                                            Seligman Municipal Fund Series, Inc.
                                                            100 Park Avenue
                                                            New York, NY  10017

Item 29.  Management Services - Not Applicable.

Item 30. Undertakings - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 35 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of May, 1999.


                                        SELIGMAN MUNICIPAL FUND SERIES, INC.



                                        By: /s/ William C. Morris
                                            ---------------------------
                                            William C. Morris, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 has been signed below by the following persons in the capacities indicated on May 28, 1999.

     Signature                                    Title



/s/ William C. Morris                   Chairman of the Board (Principal
-----------------------                 executive officer) and Director
William C. Morris*



/s/Brian T. Zino                        President and Director
-----------------------
Brian T. Zino



/s/ Thomas G. Rose                      Treasurer (Principal financial and
-----------------------                 accounting officer)
Thomas G. Rose


John R. Galvin, Director        )
Alice S. Ilchman, Director      )
Frank A. McPherson, Director    )
John E. Merow, Director         )       /s/ Brian T. Zino
Betsy S. Michel, Director       )       --------------------------------
James C. Pitney, Director       )       *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director      )
Richard R. Schmaltz, Director   )
Robert L. Shafer, Director      )
James N. Whitson, Director      )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 35 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.            Description
------------------            -----------

Item 23(a)                    Articles Supplementary

Item 23(i)                    Opinion and Consent of Counsel

Item 23(j)                    Consent of Independent Auditors

Item 23(j)(1)                 Consent of Colorado Counsel

Item 23(j)(2)                 Consent of Georgia Counsel

Item 23(j)(3)                 Consent of Louisiana Counsel

Item 23(j)(4)                 Consent of Maryland Counsel

Item 23(j)(5)                 Consent of Massachusetts Counsel

Item 23(j)(6)                 Consent of Michigan Counsel

Item 23(j)(7)                 Opinion and Consent of Minnesota Counsel

Item 23(j)(8)                 Consent of Missouri Counsel

Item 23(j)(9)                 Consent of New York Counsel

Item 23(j)(10)                Consent of Ohio Counsel

Item 23(j)(11)                Consent of Oregon Counsel

Item 23(j)(12)                Consent of South Carolina Counsel

Item 23(l)                    Form of Purchase Agreement for Initial Capital

Item 23(m)                    Amended Administration, Shareholder Services
                              And Distribution Plan

Item 23(n)                    Financial Data Schedules

Item 23(o)                    Plan of Multiple Classes of Shares (three Classes)